UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04642
                                                     ---------

                          The Phoenix Edge Series Fund
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              CT Corporation System
                               155 Federal Street
                                Boston, MA 02110
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

           Kathleen A. McGah, Esq.
    Vice President, Chief Legal Officer,             John H. Beers, Esq.
    Counsel and Secretary for Registrant         Vice President and Counsel
       Phoenix Life Insurance Company          Phoenix Life Insurance Company
              One American Row                        One American Row
          Hartford, Ct 06103-2899                  Hartford, CT 06103-2899
    -------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 541-0171
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2009
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                  (PHOENIX LOGO)

                                                                   ANNUAL REPORT

                                                                THE PHOENIX EDGE
                                                                     SERIES FUND

                                                          VARIABLE PRODUCTS FUND

                                                               DECEMBER 31, 2009

                               TABLE OF CONTENTS

A Message from the President .............................................     1
Disclosure of Fund Expenses ..............................................     2
Key Investment Terms and Footnote Legend .................................     4

                                                                                                    SCHEDULE
                                                                                           FUND        OF
FUND                                                                                     SUMMARY   INVESTMENTS
----                                                                                     -------   -----------
   Phoenix Capital Growth Series ("Capital Growth Series") ...........................       8         44
   Phoenix Dynamic Asset Allocation Series: Aggressive Growth
      ("Dynamic Asset Allocation Series: Aggressive Growth") .........................      10         45
   Phoenix Dynamic Asset Allocation Series: Growth
      ("Dynamic Asset Allocation Series: Growth") ....................................      12         46
   Phoenix Dynamic Asset Allocation Series: Moderate
      ("Dynamic Asset Allocation Series: Moderate") ..................................      14         47
   Phoenix Dynamic Asset Allocation Series: Moderate Growth
      ("Dynamic Asset Allocation Series: Moderate Growth") ...........................      16         48
   Phoenix Growth and Income Series ("Growth and Income Series") .....................      18         49
   Phoenix Mid-Cap Growth Series ("Mid-Cap Growth Series") ...........................      20         50
   Phoenix Mid-Cap Value Series ("Mid-Cap Value Series")
      (formerly "Phoenix-Sanford Bernstein Mid-Cap Value Series") ....................      22         52
   Phoenix Money Market Series ("Money Market Series") ...............................      24         53
   Phoenix Multi-Sector Fixed Income Series
      ("Multi-Sector Fixed Income Series") ...........................................      26         54
   Phoenix Multi-Sector Short Term Bond Series
      ("Multi-Sector Short Term Bond Series") ........................................      28         60
   Phoenix Small-Cap Growth Series ("Small-Cap Growth Series") .......................      30         66
   Phoenix Small-Cap Value Series ("Small-Cap Value Series")
      (formerly "Phoenix-Sanford Bernstein Small-Cap Value Series") ..................      32         67
   Phoenix Strategic Allocation Series ("Strategic Allocation Series") ...............      34         68
   Phoenix-Aberdeen International Series ("Aberdeen International Series") ...........      36         73
   Phoenix-Duff & Phelps Real Estate Securities Series
      ("Duff & Phelps Real Estate Securities Series") ................................      38         74
   Phoenix-Van Kampen Comstock Series
      ("Van Kampen Comstock Series") .................................................      40         75
   Phoenix-Van Kampen Equity 500 Index Series
      ("Van Kampen Equity 500 Index Series") .........................................      42         76
Statements of Assets and Liabilities .................................................                 80
Statements of Operations .............................................................                 84
Statements of Changes In Net Assets ..................................................                 88
Financial Highlights .................................................................                 94
Notes to Financial Statements ........................................................                100
Report of Independent Registered Public Accounting Firm ..............................                110
Tax Information Notice ...............................................................                111
Board of Trustees' Consideration of Investment Advisory and Subadvisory Agreements ...                112
Fund Management Tables ...............................................................                146

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

     The advisor and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

     The Fund files a complete schedule of portfolio holdings for each Series with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Not FDIC Insured                 No Bank Guarantee                May Lose Value

                          A MESSAGE FROM THE PRESIDENT

Dear Phoenix Edge Series Fund Shareholder:

(PHOTO OF PHILIP K. POLKINGHORN)

This report provides performance and portfolio details about the underlying investments of your Phoenix variable annuity or life insurance policy for the fiscal year ended December 31, 2009. I hope you will take time to review this important information.

Phoenix variable products offer quality investment options from professional money managers across the industry, including many well-known names. In addition to the Phoenix Edge Series Fund options discussed in this report, we also offer a selection of other investment options for your consideration.

You may wish to visit our Web site, phoenixwm.com, to learn more about the variable investments available to you, including occasional new offerings. Also, if you haven't already done so, this is a good time of year to meet with your financial professional to review your portfolio and make sure that your asset allocation strategy remains consistent with your financial goals, especially if your financial situation has changed in any way.

We appreciate your business and thank you for choosing Phoenix to be part of your financial plan. It is our great privilege to serve you.

Sincerely yours,


/s/ Philip K. Polkinghorn

Philip K. Polkinghorn
President, The Phoenix Edge Series Fund

FEBRUARY 2010

VARIABLE INSURANCE PRODUCTS ARE SOLD BY PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER INVESTMENT OBJECTIVES, CHARGES, EXPENSES AND RISKS BEFORE YOU INVEST. THE CONTRACT PROSPECTUS AND UNDERLYING FUND PROSPECTUSES CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE VARIABLE INSURANCE PRODUCT. YOU MAY OBTAIN PROSPECTUSES FROM YOUR REGISTERED REPRESENTATIVE OR BY CONTACTING US AT 1-800-417-4769 OR phoenixwm.com. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST.

                          THE PHOENIX EDGE SERIES FUND
                    DISCLOSURE OF FUND EXPENSES (UNAUDITED)
         FOR THE SIX-MONTH PERIOD OF JULY 1, 2009 TO DECEMBER 31, 2009

     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of The Phoenix Edge Series Fund, you incur ongoing costs including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in one of the Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Series' costs in two ways.

ACTUAL EXPENSES

     This section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, your costs would have been higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, this section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EXPENSE TABLE

                                                       Beginning           Ending        Annualized   Expenses Paid
                                                     Account Value     Account Value       Expense        During
                                                     July 1, 2009    December 31, 2009      Ratio         Period*
                                                     -------------   -----------------   ----------   -------------
CAPITAL GROWTH SERIES
ACTUAL                                                 $1,000.00         $1,215.80          0.95%         $5.31
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,020.36          0.95           4.85
DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
ACTUAL                                                 $1,000.00         $1,211.40          0.55%         $3.07
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,022.40          0.55           2.81
DYNAMIC ASSET ALLOCATION SERIES: GROWTH
ACTUAL                                                 $1,000.00         $1,184.80          0.55%         $3.03
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,022.40          0.55           2.81
DYNAMIC ASSET ALLOCATION SERIES: MODERATE
ACTUAL                                                 $1,000.00         $1,103.60          0.55%         $2.92
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,022.40          0.55           2.81
DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
ACTUAL                                                 $1,000.00         $1,148.80          0.55%         $2.98
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,022.40          0.55           2.81
GROWTH AND INCOME SERIES+++
ACTUAL                                                 $1,000.00         $1,214.40          0.89%         $4.97
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,020.66          0.89           4.54
MID-CAP GROWTH SERIES
ACTUAL                                                 $1,000.00         $1,214.90          1.10%         $6.14
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,019.59          1.10           5.62
MID-CAP VALUE SERIES
ACTUAL                                                 $1,000.00         $1,242.00          1.30%         $7.35
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,018.57          1.30           6.64
MONEY MARKET SERIES
ACTUAL                                                 $1,000.00         $1,000.20          0.20%         $1.01
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,024.18          0.20           1.02
MULTI-SECTOR FIXED INCOME SERIES
ACTUAL                                                 $1,000.00         $1,160.60          0.75%         $4.08
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,021.38          0.75           3.83
MULTI-SECTOR SHORT TERM BOND SERIES
ACTUAL                                                 $1,000.00         $1,126.90          0.70%         $3.75
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,021.63          0.70           3.57

                          THE PHOENIX EDGE SERIES FUND
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF JULY 1, 2009 TO DECEMBER 31, 2009

EXPENSE TABLE

                                                       Beginning           Ending        Annualized   Expenses Paid
                                                     Account Value     Account Value       Expense       During
                                                     July 1, 2009    December 31, 2009      Ratio        Period*
                                                     -------------   -----------------   ----------   -------------
SMALL-CAP GROWTH SERIES
ACTUAL                                                 $1,000.00         $1,190.50          1.05%         $5.80
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,019.85          1.05           5.36
SMALL-CAP VALUE SERIES
ACTUAL                                                 $1,000.00         $1,217.90          1.30%         $7.27
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,018.57          1.30           6.64
STRATEGIC ALLOCATION SERIES
ACTUAL                                                 $1,000.00         $1,172.00          0.85%         $4.65
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,020.87          0.85           4.34
ABERDEEN INTERNATIONAL SERIES
ACTUAL                                                 $1,000.00         $1,276.50          1.03%         $5.91
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,019.95          1.03           5.26
DUFF & PHELPS REAL ESTATE SECURITIES SERIES
ACTUAL                                                 $1,000.00         $1,466.80          1.10%         $6.84
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,019.59          1.10           5.62
VAN KAMPEN COMSTOCK SERIES
ACTUAL                                                 $1,000.00         $1,252.30          0.95%         $5.39
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,020.36          0.95           4.85
VAN KAMPEN EQUITY 500 INDEX SERIES
ACTUAL                                                 $1,000.00         $1,223.30          0.50%         $2.80
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                                                        1,000.00          1,022.65          0.50           2.55

* Expenses are equal to the relevant series' annualized expense ratio which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days
     (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period. Exceptions noted below.

     The series may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

     You can find more information about the series' expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, including contractual charges associated with the separate account, refer to the series prospectus and the contract prospectus.

+++ If the extraordinary expenses were excluded for the Growth and Income Series, actual expenses paid and hypothetical expenses would be as follows:

               EXPENSES
                 PAID
               --------
Actual           $4.74
Hypothetical      4.34

                    KEY INVESTMENT TERMS AND FOOTNOTE LEGEND

KEY INVESTMENT TERMS

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares. An ADR is likely to be traded over the counter.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

CITIGROUP 90-DAY TREASURY BILLS INDEX

The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bill Index is an average of the last three three-month Treasury Bill issues.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

A composite index made up of 100% of the S&P 500 Index, which measures stock market total return performance. For the period February 3, 2006 through March 2, 2008, the composite index consisted of 75% S&P 500 Index, 8% Barclays Capital U.S. Aggregate Bond Index and 17% MSCI EAFE Index.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: GROWTH

A composite index made up of 85% of the S&P 500(R) Index, which measures stock market total return performance and 15% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance. For the period February 3, 2006 through March 2, 2008, the composite index consisted of 60% S&P 500 Index, 27% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE

A composite index made up of 50% of the S&P 500(R) Index, which measures stock market total return performance and 50% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance. For the period February 3, 2006 through March 2, 2008, the composite index consisted of 30% S&P 500 Index, 65% Barclays Capital U.S. Aggregate Bond Index and 5% MSCI EAFE Index.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

A composite index made up of 70% of the S&P 500(R) Index, which measures stock market total return performance and 30% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance. For the period February 3, 2006 through March 2, 2008, the composite index consisted of 50% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE Index.

COMPOSITE INDEX FOR STRATEGIC ALLOCATION SERIES

A composite index made up of 60% of the S&P 500(R) Index, which measures stock market total return performance, and 40% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance.

DOW JONES-AIG COMMODITY INDEX

The Dow Jones-AIG Commodity Index is a broadly diversified index that tracks commodity futures.

ETF (EXCHANGE-TRADED FUND)

A Fund that tracks an index, but can be traded like a stock.

FASB--FINANCIAL ACCOUNTING STANDARDS BOARD

FEDERAL RESERVE (THE "FED")

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT EQUITY REITS INDEX

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

MBS--MORTGAGE-BACKED SECURITY

MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX

The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total return basis.

MSCI EAFE(R) INDEX

The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI EMERGING MARKETS INDEX

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested.

MSCI WORLD EXCLUDING U.S. TOTAL RETURN INDEX

The MSCI World excluding U.S. Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI WORLD INDEX

The MSCI World Index is a free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with gross dividends reinvested.

PIK (PAYMENT-IN-KIND)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

PPIP (PUBLIC-PRIVATE INVESTMENT PROGRAM)

A plan designed to value and remove troubled assets from the balance sheet of troubled financial institutions in the U.S. Public-Private Investment Program consists mainly of two parts: a Legacy Loans Program and a Legacy Securities Program. The Legacy Loans Program uses FDIC-guaranteed debt along with private equity to purchase troubled loans from banks. On the other hand, the Legacy Securities Program is designed to use funds from the Federal Reserve, Treasury and private investors to reignite the market for legacy securities. Legacy securities include certain mortgage-backed securities, asset-backed securities and other securitized assets that the government deems to be eligible for the program.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX

The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX

The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX

The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX

The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) VALUE INDEX

The Russell 2500(TM) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX

The Russell MidCap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P GOLDMAN SACHS COMMODITY INDEX

The S&P GSCI(TM) is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

SPDR (S&P DEPOSITARY RECEIPT)

A short form of Standard & Poor's depositary receipt, an exchange-traded fund
(ETF) that tracks the Standard & Poor's 500(R) Index (S&P 500). Spiders are listed on the American Stock Exchange (AMEX).

TALF (TERM ASSET-BACKED SECURITIES LOAN FACILITY)

The TALF is intended to assist the credit markets in accommodating the credit needs of consumers and small businesses by facilitating the issuance of asset-backed securities (ABS) and improving the market conditions for ABS more generally.

FOOTNOTE LEGEND

1) Federal Income Tax Information: For tax information at December 31, 2009, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

2)   Non-income producing.

3) Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2009.

4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See table below.

                                                            Market Value
Series                                                  (reported in thousands)   % of Net Assets
------                                                  -----------------------   ---------------
Multi-Sector Fixed Income Series                                $41,582               20.2%
Multi-Sector Short Term Bond Series                               6,021               18.1
Strategic Allocation Series                                      11,983                7.0

5) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

6)   Illiquid security.

7) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

8) Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the level table located after the Schedule of Investments.

9)   Security in default.

10)  The rate shown is the discount rate.

11)  Affiliated Series.

12)  All or a portion of the security is segregated as collateral.

13)  Amount is less than $500.

14)  The maturity date shown is the reset date.

                         THIS PAGE INTENTIONALLY BLANK.

CAPITAL GROWTH SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX CAPITAL GROWTH SERIES (THE "SERIES") is diversified and has an investment objective to seek long-term growth of capital.

- For the fiscal year ended December 31, 2009, the Series returned 29.93%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the Russell 1000(R) Growth Index, the Series' style-specific benchmark, returned 37.21%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The Series generated a positive return for the fourth quarter and 12-month period ended December 31, 2009, but underperformed its benchmark, the Russell 1000(R) Growth Index, for both periods.

- For the year, the Russell 1000(R) Growth Index gained over 37%, its strongest performance since 2003. Technology stocks were the leading gainers among sectors, surging over 60% as a group, followed by a 44% rise in Materials and a 43% surge in Consumer Discretionary. Apple, Microsoft, Google and IBM were among the best performing large cap names for the year.

- For the 12 months ended December 31, 2009, the Portfolio under performed its benchmark, the Russell 1000(R) Growth Index. Underperformance was driven by a number of different factors, which showed up in stock selection. Two of the categories that detracted the most from performance were Consumer Staples and Healthcare. Both of these were driven by negative stock selection. The Portfolio was also hurt by stock selection in Financials. The biggest relative contributors during the year were Energy and Materials. These were driven by strong stock selection.

- We began the year in a very defensive posture, one that had paid dividends in 2008. On March 6th, the market began its historic rally. As the market began to improve, the rotation was clearly into higher risk securities. As a result, lower market cap, weaker balance sheet, higher beta, more economically sensitive, more cyclical companies out performed dramatically until into the fourth quarter. We adjusted the portfolio dramatically to reflect the improving fundamentals that were evident in Energy, Materials, Industrials and Technology, though we generally did this by purchasing higher quality companies that we felt had operating leverage as opposed to financial leverage. Our thought was that a double-dip, or stalling of growth would endanger the survival of some of the lower quality companies, and since the strength of the recovery was by no means assured, we felt the most prudent course of action was to attempt to capture upside, while limiting potential for losses.

- We continue to believe the outlook for global economies is brightening. Government support and stimulus should continue to have a positive result in the short term and as worldwide economies stabilize, we believe global growth will reaccelerate. As for earnings, aggressive cost cutting measures have boosted profit margins across the board and margins should continue to be wide in 2010. As a result, we believe earnings will continue to come in ahead of expectations and the year-over-year comparisons for the first half of the year should look impressive. We continue to hold our belief that, on a long-term basis, large-cap growth securities remain attractive on both a forward growth and valuation basis. We believe the average company will start to experience a reacceleration in growth over the course of the year and that the market should pay a premium for companies with growth rates surpassing the average. As disruptive as the past 18 months have been, our mission continues to be the search for companies undergoing acceleration in key growth metrics, driven by an identifiable catalyst and with strong management and clean balance sheets, which has been our strategy for the past 16 years.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     BECAUSE THE SERIES IS HEAVILY WEIGHTED IN THE TECHNOLOGY SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A SERIES WITH BROADER SECTOR DIVERSIFICATION.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Information Technology                     38%
Industrials                                13
Health Care                                12
Consumer Discretionary                     11
Energy                                      9
Consumer Staples                            8
Materials                                   4
Other (includes short-term investments)     5
                                          ---
Total                                     100%
                                          ===

  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                  1 year   5 years   10 years
                                  ------   -------   --------
CAPITAL GROWTH SERIES              29.93%   -1.82%     -6.89%
S&P 500(R) INDEX                   26.46     0.42      -0.96
RUSSELL 1000(R) GROWTH INDEX       37.21     1.63      -3.99
SERIES EXPENSE RATIO(2): 0.95%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                        Capital Growth                       Russell 1000(R)
                           Series         S&P 500(R) Index    Growth Index
                        --------------    ----------------   ---------------
           12/31/99         $10,000            $10,000           $10,000
           12/29/00           8,223              9,081             7,758
           12/31/01           5,380              8,003             6,173
           12/31/02           4,045              6,234             4,452
           12/31/03           5,117              8,024             5,776
           12/31/04           5,371              8,896             6,140
           12/30/05           5,570              9,334             6,463
           12/29/06           5,750             10,807             7,050
           12/31/07           6,368             11,401             7,883
           12/31/08           3,771              7,183             4,853
           12/31/09           4,900              9,084             6,658


  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

PORTFOLIO MANAGER COMMENTARY

- PHOENIX DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH (THE "SERIES") is diversified and has an investment objective to seek long-term capital growth.

- For the fiscal year ended December 31, 2009, the Series returned 27.50%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46%, and the Composite Index for the Series returned 26.46%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

MARKET COMMENTARY

- Gradually improving macroeconomic news continued to emerge during the second half of 2009. Both industrialized and emerging markets have seen improvements (or at least more limited deterioration) on GDP growth, industrial production, and new factory orders. Unemployment remains high, but for most countries it appears to be approaching a path towards improvement. Inflation remains subdued.

- Credit markets have reflected both a moderate return to confidence and a renewed investor interest for corporate bonds thanks to expansionary monetary policies from the major central banks.

U.S. STOCK MARKET

- The positive return for most equity indexes in 2009 has not made up for past losses. The annualized total return to the Morningstar U.S. Market Index from January 2007 through December 2009 is -5 percent.

- The financial services sector was the laggard during the fourth quarter as it was the only sector to post a negative return. Surprisingly, REITs, which are often leveraged and therefore correlated to the performance of the financial sector, outpaced the U.S. stock market as a whole.

- The gap between trailing P/E including negative earnings and P/E excluding negative earnings has started shrinking for most large-cap indexes. P/E ratios for U.S. small cap stocks are still negative or extremely large when including negative earnings.

- The ratio including negatives for the S&P 500 Index approached 80 at the end of 2009 according to S&P, while it exceeded 120 at the end of the third quarter. The current 80 is still a large number compared to historical ranges, but it is more reasonable than before.

- Given the relatively stable current prices, the increase in the P/E excluding negatives is explained by a growing number of companies posting small but positive earnings.

U.S. BOND MARKET

- Recent data from S&P has shown a decrease in corporate bond defaults in the U.S. This is a promising sign of improvement in the credit markets and may lead banks towards higher corporate lending. At the same time however, the press reported record defaults in the commercial real estate sector which is going to damage bank balance sheets. Such defaults mostly affect mid-sized and smaller banks for which commercial real estate was one of the few niches where they could compete against the larger financial conglomerates.

- Government yields for short-term Treasury bills have remained stable and well below historical averages. Longer-term yields increased in proportion to bond maturity: during the fourth quarter 2-year Treasury yields increased by about 20 basis points, while 5-year yields increased by 37 basis points and 10-year yields by 53 basis points.

- According to our calculation, 10-year and higher duration Treasury yields are within their historical normal range. Therefore, despite a Federal deficit estimated to exceed 10 percent of GDP in 2009, bond investors do not seem concerned over the solvency of the United States.

- Short-term yields have been kept low by monetary policy, thus leading to a particularly steep yield curve. If intermediate yields revert to their historical means, reflecting for example expectations of a return to less accommodative monetary policy, we estimate that the price of the 5-year Treasury bond could lose between 4 and 8 percent.

U.S. REITS

- The FTSE NAREIT Equity REITs Index posted a 9.4 percent return during the fourth quarter and 28 percent for the year. While large, this return is not sufficient to cover the losses incurred by the index in 2008. The three year annualized return for the index is -12.4 percent.

- REIT yields, currently around 3.7 percent, are lower than those on U.S. corporate bonds. The recent price rally may have been triggered by recent announcements of mergers and acquisitions as the healthier, larger REITs have started shopping for distressed REITs at bargain prices.

COMMODITIES

- Spot prices for energy, precious metals, and other commodities increased in the fourth quarter, with the energy-heavy S&P GSCI Index returning 8.4 percent for the quarter and 13.4 percent for the year. The more diversified DJ UBS Index was up 9 percent during the quarter and 18.9 percent for the year. Demand for raw materials and energy as well as agricultural commodities spurred prices.

- According to several observers, a further increase in demand may not have a large effect on prices. Producers and intermediaries appear to have built up inventories hoping to take advantage of higher prices. Therefore, such inventories might be sufficient to satisfy an increased demand.

NON-U.S. EQUITY MARKETS

- Non-U.S. markets grew less than the U.S. market. For the year the MSCI AC World ex U.S. Index returned 32.39 percent in local currency and 42.14 percent in U.S. dollars. Industrialized countries were in line with this finding, with the MSCI EAFE Index returning 32.46 percent in 2009.

- The MSCI Emerging Markets Index was up 79.0 percent for 2009 and an annualized 5.1 percent for the three-year period from 2007-2009. Considering the dismal returns to industrialized stock markets in the same period, one wonders whether this run (annualized +9.8 percent over the last ten years) can and will continue.

NON-U.S. BOND MARKETS

- Credit spreads, similar to those in the U.S., remain above their long-term averages in most industrialized countries. Emerging market bonds have recently outperformed, with the J.P. Morgan EMBI Global Index, representing emerging market sovereign bonds denominated in hard currencies, up 1.5 percent for the fourth quarter. The J.P. Morgan GBI-EM Index, representing sovereign bonds issued by emerging countries in local currencies, gained
     2.3 percent for the fourth quarter. At this point emerging market bond spreads are now within their historical range.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Effective March 3, 2008, Ibbotson Associates became limited services subadvisor to the Phoenix Dynamic Asset Allocation Series, and the composite benchmark for the Series changed to 100% S&P 500(R).

- The Series had a 100 percent equity allocation during the first half of 2009. During the second half of the year this allocation was changed to a 92 percent equity and 8 percent fixed income allocation. During the first half of the year (100 percent equity) the Series significantly outperformed this benchmark primarily due to the strong performance of the Emerging Markets Equity, Large Cap Growth Equity, International Equity, and International Small Cap Equity asset classes. The greatest detractors from performance over this period were the Large Cap Value Equity, U.S. REIT, and Small Cap Value Equity asset classes. Upon the portfolio change to a 92 percent equity and 8 percent fixed income mandate, and through the rest of the year, the asset class performance continued to outperform the benchmark, but not quite as much as during the first half of 2009. The primary drivers of this out performance were the U.S. REIT, Small/Mid Cap Value Equity, and Small/Mid Cap Growth Equity asset classes. The greatest asset class detractors from Series performance over this time were Commodities and International Equities. Overall for 2009, the asset allocation for the Series outperformed the benchmark noted above.

- Ibbotson creates a customized blended benchmark for each underlying investment option in the portfolio and measures each manager's return for the period against this benchmark. For the first half of the year the underlying manager performance slightly detracted from relative fund performance. The Vanguard Large Cap ETF, SPDR S&P International Small Cap, and the iShares MSCI EAFE Index were the greatest detractors from relative performance during this period. There were though some strong fund performers over this time which included the Vanguard Small Cap ETF, the iShares S&P GSCI Commodity Index Trust, and the Vanguard Small Cap Value ETF. During the second half of the year a group of active managers was added to the Series. Overall, the underlying managers detracted from relative performance over this period as well. The greatest detractors from relative performance were the Sentinel Common Stock Fund and the Phoenix Mid-Cap Growth Series. On the positive side, the Phoenix-Aberdeen International Series and the Phoenix-Duff & Phelps Real Estate Securities Series both were strong contributors to relative

  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

     performance. For the year 2009 the underlying managers had a negative contribution to relative performance of the Series.

- One additional item to note, the portfolio was impacted by an ETF phenomenon that we will term as "market impact." At a high level, market impact is the return difference between the ETF's market price and net asset value "NAV." The result of market impact will cause an ETF's price to reflect a premium or discount to its NAV. At each quarter/year end, a return is calculated for specific periods such as 3-month, 1-year, etc. As of December 2008, significant premiums were built in many ETFs. The buildup in ETF premiums was likely due to credit crisis pricing uncertainty and a trading imbalance of institutional investors repositioning their portfolios. As of December 2009, the significant premiums had reversed in most cases, thereby broadening the performance gap between the ETF's market and NAV returns.

- As an example, iShares MSCI EAFE Index "EFA" (was included in the portfolios during the first half of 2009) had a premium of 3.16 percent to its NAV as of December 2008. At the end of 2009, EFA was reflecting a discount of 0.33 percent. When calculating the 1-year return for EFA realized by an investor, the 3.49 percent pricing misfit would be subtracted from the NAV return. The actual difference in EFA's market versus NAV return for the 1-year period ending December 2009, was 4.44 percent. It's important to note that the market impact is normally quite small, plus/minus 1 percent, on the ETFs that we use in the Portfolio. Again, the large premiums and discounts were primarily driven by the events surrounding the recent economic crises and have since reverted back to historical levels.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Exchange-Traded Funds                   49%
   Equity Funds - Domestic        21%
   Equity Funds - International   14
   Commodity Funds                 6
   Fixed Income Funds              5
   Real Estate Securities Funds    3
Mutual Funds                            50
   Equity Funds - Domestic        35%
   Equity Funds - International   13
   Fixed Income Funds              2
Other (includes short-term
   investments)                          1
                                       ---
Total                                  100%
                                       ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                                                   Inception    Inception
                                                                         1 year   to 12/31/09      Date
                                                                         ------   -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH                       27.50%      -1.00%       2/3/06
S&P 500(R) INDEX                                                         26.46       -1.04        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH   26.46       -0.38        2/3/06
SERIES EXPENSE RATIOS(2): GROSS: 1.39%; NET: 1.17%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 6/22/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES (INCLUDING ACQUIRED FUND FEES AND EXPENSES) REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS
     EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                Dynamic Asset
                 Allocation
                   Series:                         Composite Index for Dynamic
                 Aggressive        S&P 500(R)       Asset Allocation Series:
                  Growth              Index             Aggressive Growth
                -------------      ----------      ---------------------------
  2/3/06           $10,000           $10,000                $10,000
12/29/06            11,261            11,419                 11,454
12/31/07            12,212            12,046                 12,222
12/31/08             7,541             7,589                  7,791
12/31/09             9,615             9,598                  9,853

  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

DYNAMIC ASSET ALLOCATION SERIES: GROWTH

PORTFOLIO MANAGER COMMENTARY

- PHOENIX DYNAMIC ASSET ALLOCATION SERIES: GROWTH (THE "SERIES") is diversified and has an investment objective to seek long-term capital growth as its primary objective with current income as a secondary consideration.

- For the fiscal year ended December 31, 2009, the Series returned 23.76%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46%, and the Composite Index for the Series returned 23.47%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

MARKET COMMENTARY

- Gradually improving macroeconomic news continued to emerge during the second half of 2009. Both industrialized and emerging markets have seen improvements (or at least more limited deterioration) on GDP growth, industrial production, and new factory orders. Unemployment remains high, but for most countries it appears to be approaching a path towards improvement. Inflation remains subdued.

- Credit markets have reflected both a moderate return to confidence and a renewed investor interest for corporate bonds thanks to expansionary monetary policies from the major central banks.

U.S. STOCK MARKET

- The positive return for most equity indexes in 2009 has not made up for past losses. The annualized total return to the Morningstar U.S. Market Index from January 2007 through December 2009 is -5 percent.

- The financial services sector was the laggard during the fourth quarter as it was the only sector to post a negative return. Surprisingly, REITs, which are often leveraged and therefore correlated to the performance of the financial sector, outpaced the U.S. stock market as a whole.

- The gap between trailing P/E including negative earnings and P/E excluding negative earnings has started shrinking for most large-cap indexes. P/E ratios for U.S. small cap stocks are still negative or extremely large when including negative earnings.

- The ratio including negatives for the S&P 500 Index approached 80 at the end of 2009 according to S&P, while it exceeded 120 at the end of the third quarter. The current 80 is still a large number compared to historical ranges, but it is more reasonable than before.

- Given the relatively stable current prices, the increase in the P/E excluding negatives is explained by a growing number of companies posting small but positive earnings.

U.S. BOND MARKET

- Recent data from S&P has shown a decrease in corporate bond defaults in the U.S. This is a promising sign of improvement in the credit markets and may lead banks towards higher corporate lending. At the same time however, the press reported record defaults in the commercial real estate sector which is going to damage bank balance sheets. Such defaults mostly affect mid-sized and smaller banks for which commercial real estate was one of the few niches where they could compete against the larger financial conglomerates.

- Government yields for short-term Treasury bills have remained stable and well below historical averages. Longer-term yields increased in proportion to bond maturity: during the fourth quarter 2-year Treasury yields increased by about 20 basis points, while 5-year yields increased by 37 basis points and 10-year yields by 53 basis points.

- According to our calculation, 10-year and higher duration Treasury yields are within their historical normal range. Therefore, despite a Federal deficit estimated to exceed 10 percent of GDP in 2009, bond investors do not seem concerned over the solvency of the United States.

- Short-term yields have been kept low by monetary policy, thus leading to a particularly steep yield curve. If intermediate yields revert to their historical means, reflecting for example expectations of a return to less accommodative monetary policy, we estimate that the price of the 5-year Treasury bond could lose between 4 and 8 percent.

U.S. REITS

- The FTSE NAREIT Equity REITs Index posted a 9.4 percent return during the fourth quarter and 28 percent for the year. While large, this return is not sufficient to cover the losses incurred by the index in 2008. The three year annualized return for the index is -12.4 percent.

- REIT yields, currently around 3.7 percent, are lower than those on U.S. corporate bonds. The recent price rally may have been triggered by recent announcements of mergers and acquisitions as the healthier, larger REITs have started shopping for distressed REITs at bargain prices.

COMMODITIES

- Spot prices for energy, precious metals, and other commodities increased in the fourth quarter, with the energy-heavy S&P GSCI Index returning 8.4 percent for the quarter and 13.4 percent for the year. The more diversified DJ UBS Index was up 9 percent during the quarter and 18.9 percent for the year. Demand for raw materials and energy as well as agricultural commodities spurred prices.

- According to several observers, a further increase in demand may not have a large effect on prices. Producers and intermediaries appear to have built up inventories hoping to take advantage of higher prices. Therefore, such inventories might be sufficient to satisfy an increased demand.

NON-U.S. EQUITY MARKETS

- Non-U.S. markets grew less than the U.S. market. For the year the MSCI AC World ex U.S. Index returned 32.39 percent in local currency and 42.14 percent in U.S. dollars. Industrialized countries were in line with this finding, with the MSCI EAFE Index returning 32.46 percent in 2009.

- The MSCI Emerging Markets Index was up 79.0 percent for 2009 and an annualized 5.1 percent for the three-year period from 2007-2009. Considering the dismal returns to industrialized stock markets in the same period, one wonders whether this run (annualized +9.8 percent over the last ten years) can and will continue.

NON-U.S. BOND MARKETS

- Credit spreads, similar to those in the U.S., remain above their long-term averages in most industrialized countries. Emerging market bonds have recently outperformed, with the J.P. Morgan EMBI Global Index, representing emerging market sovereign bonds denominated in hard currencies, up 1.5 percent for the fourth quarter. The J.P. Morgan GBI-EM Index, representing sovereign bonds issued by emerging countries in local currencies, gained
     2.3 percent for the fourth quarter. At this point emerging market bond spreads are now within their historical range.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Effective March 3, 2008, Ibbotson Associates became limited services subadvisor to the Phoenix Dynamic Asset Allocation Series, and the composite benchmark for the Series changed to 85% S&P 500(R)/15% Barclays Capital U.S. Aggregate Bond.

- The Series had an 85 percent equity and 15 percent fixed income allocation during the first half of 2009. During the second half of the year this allocation was changed to an 80 percent equity and 20 percent fixed income allocation. During the first half of the year (85 percent equity and 15 percent fixed income) the Series under performed this benchmark primarily due to the performance of the Large Cap Value Equity, Small Cap Value Equity, and U.S. REIT asset classes. Upon the portfolio change to a 80 percent equity and 20 percent fixed income mandate, and through the rest of the year, the asset class performance continued to under perform the benchmark. The greatest asset class detractors from Series performance over this time were Commodities and Short Term Bonds. Overall for 2009, the asset allocation for the Series under performed the benchmark noted above.

- Ibbotson creates a customized blended benchmark for each underlying investment option in the portfolio and measures each manager's return for the period against this benchmark. For the first half of the year the underlying manager performance detracted from relative fund performance. The Vanguard Large Cap ETF, SPDR S&P International Small Cap, and the iShares MSCI EAFE Index were the greatest detractors from relative performance during this period. There were though some strong fund performers over this time which included the Vanguard Small Cap ETF, the Vanguard Small Cap Value ETF, and the iShares S&P GSCI Commodity Index Trust. During the second half of the year a group of active managers was added to the Series. Overall, the underlying managers detracted from relative performance over this period as well. The greatest detractors from relative performance were the Sentinel Common Stock Fund and the Phoenix Mid-Cap Growth Series. On the positive side, the Phoenix Aberdeen International Series and the Phoenix-Duff & Phelps Real Estate Securities Series both were strong contributors to relative performance. For the year 2009 the underlying managers had a negative contribution to relative performance of the Growth fund.

- One additional item to note, the portfolio was impacted by an ETF phenomenon that we will term as "market impact." At a high level, market impact is the return difference between the ETF's market price and net asset value "NAV." The result of market impact will cause an ETF's price to reflect a premium or discount

  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

     to its NAV. At each quarter/year end, a return is calculated for specific periods such as 3-month, 1-year, etc. As of December 2008, significant premiums were built in many ETFs. The buildup in ETF premiums was likely due to credit crisis pricing uncertainty and a trading imbalance of institutional investors repositioning their portfolios. As of December 2009, the significant premiums had reversed in most cases, thereby broadening the performance gap between the ETF's market and NAV returns.

- As an example, iShares MSCI EAFE Index "EFA" (was included in the portfolios during the first half of 2009) had a premium of 3.16 percent to its NAV as of December 2008. At the end of 2009, EFA was reflecting a discount of 0.33 percent. When calculating the 1-year return for EFA realized by an investor, the 3.49 percent pricing misfit would be subtracted from the NAV return. The actual difference in EFA's market versus NAV return for the 1-year period ending December 2009, was 4.44 percent. It's important to note that the market impact is normally quite small, plus/minus 1 percent, on the ETFs that we use in the Portfolio. Again, the large premiums and discounts were primarily driven by the events surrounding the recent economic crises and have since reverted back to historical levels.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Exchange-Traded Funds                   51%
   Equity Funds - Domestic         19%
   Fixed Income Funds              13
   Equity Funds - International    12
   Commodity Funds                  5
   Real Estate Securities Funds     2
Mutual Funds                             48
   Equity Funds - Domestic         31%
   Equity Funds - International    11
   Fixed Income Funds               6
Other (includes short-term
   investments)                           1
                                        ---
Total                                   100%
                                        ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                                        Inception    Inception
                                                              1 year   to 12/31/09      Date
                                                              ------   -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: GROWTH                       23.76%       0.00%       2/3/06
S&P 500(R) INDEX                                              26.46       -1.04        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: GROWTH   23.47        0.71        2/3/06
SERIES EXPENSE RATIOS(2): GROSS: 1.28%; NET: 1.13%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 6/22/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES (INCLUDING ACQUIRED FUND FEES AND EXPENSES) REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS
     EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 Dynamic Asset                     Composite Index for Dynamic
                  Allocation        S&P 500(R)          Asset Allocation
                Series: Growth        Index              Series: Growth
                --------------      ----------     ---------------------------
  2/3/06           $10,000           $10,000                $10,000
12/29/06            10,998            11,419                 11,235
12/31/07            11,914            12,046                 12,000
12/31/08             8,080             7,589                  8,328
12/31/09            10,000             9,598                 10,282


  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

DYNAMIC ASSET ALLOCATION SERIES: MODERATE

PORTFOLIO MANAGER COMMENTARY

- PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE (THE "SERIES") is diversified and has an investment objective to seek current income with capital growth as a secondary consideration.

- For the fiscal year ended December 31, 2009, the Series returned 12.68%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46%, and the Composite Index for the Series returned 16.34%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

MARKET COMMENTARY

- Gradually improving macroeconomic news continued to emerge during the second half of 2009. Both industrialized and emerging markets have seen improvements (or at least more limited deterioration) on GDP growth, industrial production, and new factory orders. Unemployment remains high, but for most countries it appears to be approaching a path towards improvement. Inflation remains subdued.

- Credit markets have reflected both a moderate return to confidence and a renewed investor interest for corporate bonds thanks to expansionary monetary policies from the major central banks.

U.S. STOCK MARKET

- The positive return for most equity indexes in 2009 has not made up for past losses. The annualized total return to the Morningstar U.S. Market Index from January 2007 through December 2009 is -5 percent.

- The financial services sector was the laggard during the fourth quarter as it was the only sector to post a negative return. Surprisingly, REITs, which are often leveraged and therefore correlated to the performance of the financial sector, outpaced the U.S. stock market as a whole.

- The gap between trailing P/E including negative earnings and P/E excluding negative earnings has started shrinking for most large-cap indexes. P/E ratios for U.S. small cap stocks are still negative or extremely large when including negative earnings.

- The ratio including negatives for the S&P 500 Index approached 80 at the end of 2009 according to S&P, while it exceeded 120 at the end of the third quarter. The current 80 is still a large number compared to historical ranges, but it is more reasonable than before.

- Given the relatively stable current prices, the increase in the P/E excluding negatives is explained by a growing number of companies posting small but positive earnings.

U.S. BOND MARKET

- Recent data from S&P has shown a decrease in corporate bond defaults in the U.S. This is a promising sign of improvement in the credit markets and may lead banks towards higher corporate lending. At the same time however, the press reported record defaults in the commercial real estate sector which is going to damage bank balance sheets. Such defaults mostly affect mid-sized and smaller banks for which commercial real estate was one of the few niches where they could compete against the larger financial conglomerates.

- Government yields for short-term Treasury bills have remained stable and well below historical averages. Longer-term yields increased in proportion to bond maturity: during the fourth quarter 2-year Treasury yields increased by about 20 basis points, while 5-year yields increased by 37 basis points and 10-year yields by 53 basis points.

- According to our calculation, 10-year and higher duration Treasury yields are within their historical normal range. Therefore, despite a Federal deficit estimated to exceed 10 percent of GDP in 2009, bond investors do not seem concerned over the solvency of the United States.

- Short-term yields have been kept low by monetary policy, thus leading to a particularly steep yield curve. If intermediate yields revert to their historical means, reflecting for example expectations of a return to less accommodative monetary policy, we estimate that the price of the 5-year Treasury bond could lose between 4 and 8 percent.

U.S. REITS

- The FTSE NAREIT Equity REITs Index posted a 9.4 percent return during the fourth quarter and 28 percent for the year. While large, this return is not sufficient to cover the losses incurred by the index in 2008. The three year annualized return for the index is -12.4 percent.

- REIT yields, currently around 3.7 percent, are lower than those on U.S. corporate bonds. The recent price rally may have been triggered by recent announcements of mergers and acquisitions as the healthier, larger REITs have started shopping for distressed REITs at bargain prices.

COMMODITIES

- Spot prices for energy, precious metals, and other commodities increased in the fourth quarter, with the energy-heavy S&P GSCI Index returning 8.4 percent for the quarter and 13.4 percent for the year. The more diversified DJ UBS Index was up 9 percent during the quarter and 18.9 percent for the year. Demand for raw materials and energy as well as agricultural commodities spurred prices.

- According to several observers, a further increase in demand may not have a large effect on prices. Producers and intermediaries appear to have built up inventories hoping to take advantage of higher prices. Therefore, such inventories might be sufficient to satisfy an increased demand.

NON-U.S. EQUITY MARKETS

- Non-U.S. markets grew less than the U.S. market. For the year the MSCI AC World ex U.S. Index returned 32.39 percent in local currency and 42.14 percent in U.S. dollars. Industrialized countries were in line with this finding, with the MSCI EAFE Index returning 32.46 percent in 2009.

- The MSCI Emerging Markets Index was up 79.0 percent for 2009 and an annualized 5.1 percent for the three-year period from 2007-2009. Considering the dismal returns to industrialized stock markets in the same period, one wonders whether this run (annualized +9.8 percent over the last ten years) can and will continue.

NON-U.S. BOND MARKETS

- Credit spreads, similar to those in the U.S., remain above their long-term averages in most industrialized countries. Emerging market bonds have recently outperformed, with the J.P. Morgan EMBI Global Index, representing emerging market sovereign bonds denominated in hard currencies, up 1.5 percent for the fourth quarter. The J.P. Morgan GBI-EM Index, representing sovereign bonds issued by emerging countries in local currencies, gained
     2.3 percent for the fourth quarter. At this point emerging market bond spreads are now within their historical range.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Effective March 3, 2008, Ibbotson Associates became limited services subadvisor to the Phoenix Dynamic Asset Allocation Series, and the composite benchmark for each Series changed to 50% S&P 500(R)/50% Barclays Capital U.S. Aggregate Bond.

- The Series had a 50 percent equity and 50 percent fixed income allocation during the first half of 2009. During the second half of the year this allocation was changed to a 40 percent equity and 60 percent fixed income allocation.

- Overall, the Series under performed its benchmark shown above. The greatest detractors from performance during the first half of the year were the Long Term Bond and Large Cap Value Equity asset classes. Upon the portfolio change to a 40 percent equity and 60 percent fixed income mandate, and through the rest of the year, the asset class performance continued to under perform. The primary drivers of the under performance were the Short Term Bond and Commodities asset classes. There were some asset classes that did exhibit strong performance over this period, notably the Long Term Bond and Small/Mid Cap Value Equity asset classes.

- Ibbotson creates a customized blended benchmark for each underlying investment option in the portfolio and measures each manager's return for the period against this benchmark. For the first half of the year the underlying manager performance detracted from relative fund performance. The Vanguard Intermediate Term Bond ETF, Vanguard Large Cap ETF, and IShares MSCI EAFE Index were the greatest detractors from relative performance during this period. There were though some strong fund performers over this time which included the Vanguard Small Cap ETF, iShares S&P GSCI Commodity Index Trust, and the Vanguard Small Cap Value ETF. During the second half of the year a group of active managers was added to the Series. Overall, the underlying managers detracted from relative performance over this period as well, although it was improved from the first half of 2009. The greatest detractors from relative performance were the Sentinel Common Stock Fund and the Phoenix Mid-Cap Growth fund. On the positive side, the Phoenix Aberdeen International Series and the JP Morgan Short Duration Bond Select fund both were strong contributors to relative performance. For the year 2009 the underlying managers had a negative contribution to relative performance of the Series.

  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

- One additional item to note, the portfolio was impacted by an ETF phenomenon that we will term as "market impact." At a high level, market impact is the return difference between the ETF's market price and net asset value "NAV." The result of market impact will cause an ETF's price to reflect a premium or discount to its NAV. At each quarter/year end, a return is calculated for specific periods such as 3-month, 1-year, etc. As of December 2008, significant premiums were built in many ETFs. The buildup in ETF premiums was likely due to credit crisis pricing uncertainty and a trading imbalance of institutional investors repositioning their portfolios. As of December 2009, the significant premiums had reversed in most cases, thereby broadening the performance gap between the ETF's market and NAV returns.

- As an example, iShares MSCI EAFE Index "EFA" (was included in the portfolios during the first half of 2009) had a premium of 3.16 percent to its NAV as of December 2008. At the end of 2009, EFA was reflecting a discount of 0.33 percent. When calculating the 1-year return for EFA realized by an investor, the 3.49 percent pricing misfit would be subtracted from the NAV return. The actual difference in EFA's market versus NAV return for the 1-year period ending December 2009, was 4.44 percent. It's important to note that the market impact is normally quite small, plus/minus 1 percent, on the ETFs that we use in the Portfolio. Again, the large premiums and discounts were primarily driven by the events surrounding the recent economic crises and have since reverted back to historical levels.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Exchange-Traded Funds                           55%
   Fixed Income Funds                     37%
   Equity Funds - Domestic                12
   Commodity Funds                         3
   Equity Funds - International            3
Mutual Funds                                    41
   Fixed Income Funds                     18%
   Equity Funds - Domestic                16
   Equity Funds - International            7
Other (includes short-term investments)          4
                                               ---
Total                                          100%
                                               ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                                          Inception    Inception
                                                                1 year   to 12/31/09      Date
                                                                ------   -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: MODERATE                       12.68%       2.05%       2/3/06
S&P 500(R) INDEX                                                26.46       -1.04        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE   16.34        2.99        2/3/06
SERIES EXPENSE RATIOS: GROSS(2): 1.25%; NET: 0.96%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 6/22/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES (INCLUDING ACQUIRED FUND FEES AND EXPENSES) REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS
     EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                 Dynamic Asset                     Composite Index for Dynamic
                  Allocation        S&P 500(R)          Asset Allocation
               Series: Moderate        Index             Series: Moderate
               ----------------     ----------     ---------------------------
  2/3/06           $10,000            $10,000               $10,000
12/29/06            10,569             11,419                10,806
12/31/07            11,412             12,046                11,550
12/31/08             9,610              7,589                 9,646
12/31/09            10,828              9,598                11,222


  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

PORTFOLIO MANAGER COMMENTARY

- PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH (THE "SERIES") is diversified and has an investment objective to seek long-term capital growth and current income with a greater emphasis on capital growth.

- For the fiscal year ended December 31, 2009, the Series returned 18.65%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46%, and the Composite Index for the Series returned 20.44%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

MARKET COMMENTARY

- Gradually improving macroeconomic news continued to emerge during the second half of 2009. Both industrialized and emerging markets have seen improvements (or at least more limited deterioration) on GDP growth, industrial production, and new factory orders. Unemployment remains high, but for most countries it appears to be approaching a path towards improvement. Inflation remains subdued.

- Credit markets have reflected both a moderate return to confidence and a renewed investor interest for corporate bonds thanks to expansionary monetary policies from the major central banks.

U.S. STOCK MARKET

- The positive return for most equity indexes in 2009 has not made up for past losses. The annualized total return to the Morningstar U.S. Market Index from January 2007 through December 2009 is -5 percent.

- The financial services sector was the laggard during the fourth quarter as it was the only sector to post a negative return. Surprisingly, REITs, which are often leveraged and therefore correlated to the performance of the financial sector, outpaced the U.S. stock market as a whole.

- The gap between trailing P/E including negative earnings and P/E excluding negative earnings has started shrinking for most large-cap indexes. P/E ratios for U.S. small cap stocks are still negative or extremely large when including negative earnings.

- The ratio including negatives for the S&P 500 Index approached 80 at the end of 2009 according to S&P, while it exceeded 120 at the end of the third quarter. The current 80 is still a large number compared to historical ranges, but it is more reasonable than before.

- Given the relatively stable current prices, the increase in the P/E excluding negatives is explained by a growing number of companies posting small but positive earnings.

U.S. BOND MARKET

- Recent data from S&P has shown a decrease in corporate bond defaults in the U.S. This is a promising sign of improvement in the credit markets and may lead banks towards higher corporate lending. At the same time however, the press reported record defaults in the commercial real estate sector which is going to damage bank balance sheets. Such defaults mostly affect mid-sized and smaller banks for which commercial real estate was one of the few niches where they could compete against the larger financial conglomerates.

- Government yields for short-term Treasury bills have remained stable and well below historical averages. Longer-term yields increased in proportion to bond maturity: during the fourth quarter 2-year Treasury yields increased by about 20 basis points, while 5-year yields increased by 37 basis points and 10-year yields by 53 basis points.

- According to our calculation, 10-year and higher duration Treasury yields are within their historical normal range. Therefore, despite a Federal deficit estimated to exceed 10 percent of GDP in 2009, bond investors do not seem concerned over the solvency of the United States.

- Short-term yields have been kept low by monetary policy, thus leading to a particularly steep yield curve. If intermediate yields revert to their historical means, reflecting for example expectations of a return to less accommodative monetary policy, we estimate that the price of the 5-year Treasury bond could lose between 4 and 8 percent.

U.S. REITS

- The FTSE NAREIT Equity REITs Index posted a 9.4 percent return during the fourth quarter and 28 percent for the year. While large, this return is not sufficient to cover the losses incurred by the index in 2008. The three year annualized return for the index is -12.4 percent.

- REIT yields, currently around 3.7 percent, are lower than those on U.S. corporate bonds. The recent price rally may have been triggered by recent announcements of mergers and acquisitions as the healthier, larger REITs have started shopping for distressed REITs at bargain prices.

COMMODITIES

- Spot prices for energy, precious metals, and other commodities increased in the fourth quarter, with the energy-heavy S&P GSCI Index returning 8.4 percent for the quarter and 13.4 percent for the year. The more diversified DJ UBS Index was up 9 percent during the quarter and 18.9 percent for the year. Demand for raw materials and energy as well as agricultural commodities spurred prices.

- According to several observers, a further increase in demand may not have a large effect on prices. Producers and intermediaries appear to have built up inventories hoping to take advantage of higher prices. Therefore, such inventories might be sufficient to satisfy an increased demand.

NON-U.S. EQUITY MARKETS

- Non-U.S. markets grew less than the U.S. market. For the year the MSCI AC World ex U.S. Index returned 32.39 percent in local currency and 42.14 percent in U.S. dollars. Industrialized countries were in line with this finding, with the MSCI EAFE Index returning 32.46 percent in 2009.

- The MSCI Emerging Markets Index was up 79.0 percent for 2009 and an annualized 5.1 percent for the three-year period from 2007-2009. Considering the dismal returns to industrialized stock markets in the same period, one wonders whether this run (annualized +9.8 percent over the last ten years) can and will continue.

NON-U.S. BOND MARKETS

- Credit spreads, similar to those in the U.S., remain above their long-term averages in most industrialized countries. Emerging market bonds have recently outperformed, with the J.P. Morgan EMBI Global Index, representing emerging market sovereign bonds denominated in hard currencies, up 1.5 percent for the fourth quarter. The J.P. Morgan GBI-EM Index, representing sovereign bonds issued by emerging countries in local currencies, gained
     2.3 percent for the fourth quarter. At this point emerging market bond spreads are now within their historical range.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Effective March 3, 2008, Ibbotson Associates became limited services subadvisor to the Phoenix Dynamic Asset Allocation Series, and the composite benchmark for the Series changed to 70% S&P 500(R)/30% Barclays Capital U.S. Aggregate Bond.

- During the first half of 2009, The Series had a 70 percent equity and 30 percent fixed income allocation.

- During the second half of the year this allocation was changed to a 60 percent equity and 40 percent fixed income allocation. During the first half of the year (70 percent equity and 30 percent fixed income) the Series under performed its benchmark primarily due to the performance of the Large Cap Value Equity and Long Term Bond asset classes. Upon the portfolio change to a 60 percent equity and 40 percent fixed income mandate, it continued to under perform. The greatest asset class detractors from Series performance over this time were Commodities and Short Term Bonds. Overall for 2009, the asset allocation for the Series under performed the benchmark noted above.

- Ibbotson creates a customized blended benchmark for each underlying investment option in the portfolio and measures each manager's return for the period against this benchmark. For the first half of the year the underlying manager performance detracted from relative fund performance. The Vanguard Large Cap ETF, Vanguard Intermediate Term Bond ETF, and SPDR S&P International Small Cap were the greatest detractors from relative performance during this period. There were though some strong fund performers over this time which included the Vanguard Small Cap ETF, the Vanguard Small Cap Value ETF, and the iShares S&P GSCI Commodity Index Trust. During the second half of the year a group of active managers was added to the Series. Overall, the underlying managers detracted from relative performance over this period as well, although it was improved from the first half of 2009. The greatest detractors from relative performance were the Sentinel Common Stock fund and the Phoenix Mid-Cap Growth Series. On the positive side, the Phoenix Aberdeen International Series and the

  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

     Phoenix-Duff & Phelps Real Estate Securities Series both were strong contributors to relative performance. For the year 2009 the underlying managers had a negative contribution to relative performance of the Series.

- One additional item to note, the portfolio was impacted by an ETF phenomenon that we will term as "market impact." At a high level, market impact is the return difference between the ETF's market price and net asset value "NAV." The result of market impact will cause an ETF's price to reflect a premium or discount to its NAV. At each quarter/year end, a return is calculated for specific periods such as 3-month, 1-year, etc. As of December 2008, significant premiums were built in many ETFs. The buildup in ETF premiums was likely due to credit crisis pricing uncertainty and a trading imbalance of institutional investors repositioning their portfolios. As of December 2009, the significant premiums had reversed in most cases, thereby broadening the performance gap between the ETF's market and NAV returns.

- As an example, iShares MSCI EAFE Index "EFA" (was included in the portfolios during the first half of 2009) had a premium of 3.16 percent to its NAV as of December 2008. At the end of 2009, EFA was reflecting a discount of 0.33 percent. When calculating the 1-year return for EFA realized by an investor, the 3.49 percent pricing misfit would be subtracted from the NAV return. The actual difference in EFA's market versus NAV return for the 1-year period ending December 2009, was 4.44 percent. It's important to note that the market impact is normally quite small, plus/minus 1 percent, on the ETFs that we use in the Portfolio. Again, the large premiums and discounts were primarily driven by the events surrounding the recent economic crises and have since reverted back to historical levels.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Exchange-Traded Funds                     54%
   Fixed Income Funds              24%
   Equity Funds - Domestic         15
   Equity Funds - International     9
   Commodity Funds                  4
   Real Estate Securities Funds     2
Mutual Funds                              44
   Equity Funds - Domestic         23%
   Fixed Income Funds              12
   Equity Funds - International     9
Other (includes short-term
   investments)                            2
                                         ---
Total                                    100%
                                         ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                                                 Inception    Inception
                                                                       1 year   to 12/31/09     Date
                                                                       ------   -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH                        18.65%      1.06%       2/3/06
S&P 500(R) INDEX                                                        26.46      -1.04        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH    20.44       1.72        2/3/06
SERIES EXPENSE RATIOS(2): GROSS: 1.25%; NET: 1.04%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 6/22/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES (INCLUDING ACQUIRED FUND FEES AND EXPENSES) REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS
     EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                 Dynamic Asset                       Composite Index for Dynamic
                  Allocation           S&P 500(R)          Asset Allocation
            Series: Moderate Growth      Index         Series: Moderate Growth
            ------------------------   ----------    ---------------------------
  2/3/06           $10,000               $10,000              $10,000
12/29/06            10,878                11,419               11,085
12/31/07            11,803                12,046               11,843
12/31/08             8,781                 7,589                8,874
12/31/09            10,419                 9,598               10,688


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

GROWTH AND INCOME SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX GROWTH AND INCOME SERIES (THE "SERIES") is diversified and has an investment objective to seek capital appreciation and current income.

- For the fiscal year ended December 31, 2009, the Series returned 23.50%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The equity markets ended the year sharply higher with the benchmark S&P 500 up 26.46% on the year. However, 2009 started off very poorly for stocks as the market was significantly lower in the first two months of the year. The S&P bottomed in early March after several weeks of very heavy selling pressure and overwhelming concern that a plethora of companies were on the verge of bankruptcy. Eventually, easing Federal Reserve monetary policy and billions of dollars worth of fiscal spending seemed to ease fears in the market of impending doom. As economic data globally began to improve, equity prices moved higher, and at the margin corporate earnings showed signs of recovering.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- In late March new portfolio managers assumed responsibility for the Series. Subsequent to the management change, the Series outperformed the S&P 500 index. However, for the calendar year 2009, the Series still underperformed the index, because of the first quarter performance gap. The new managers moved the Series into an overweighting of Energy stocks, Material stocks (mining and agriculture), various Industrial stocks (transportation and heavy machinery), and business technology names. Stocks in these sectors and industry groups held by the Series helped drive solid performance. The Series had less than a market weighting in Financial Stocks, such as banks, and Consumer Discretionary stocks, such as retailers, which helped relative performance in the second and fourth quarters of the year, but hurt performance in the third quarter. Overall, in the three quarters since the management change, both the sector allocation and stock selection helped overall performance.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Information Technology        18%
Energy                        17
Consumer Staples              13
Health Care                   13
Industrials                   12
Materials                      9
Consumer Discretionary         5
Other (includes short-term
   investments)               13
                             ---
Total                        100%
                             ===

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                           1 year   5 years   10 years
                           ------   -------   --------
GROWTH AND INCOME SERIES    23.50%    1.03%    -0.15%
S&P 500(R) INDEX            26.46     0.42     -0.96
SERIES EXPENSE RATIOS(2): GROSS: 0.99%; NET: 0.90%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                Growth & Income
                    Series           S&P 500(R) Index
                ---------------     ------------------
12/31/99           $10,000                $10,000
12/29/00             9,339                  9,081
12/31/01             8,577                  8,003
12/31/02             6,646                  6,234
12/31/03             8,471                  8,024
12/31/04             9,358                  8,896
12/31/05             9,808                  9,334
12/31/06            11,493                 10,807
12/31/07            12,258                 11,401
12/31/08             7,976                  7,183
12/31/09             9,850                  9,084


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

MID-CAP GROWTH SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX MID-CAP GROWTH SERIES (THE "SERIES") is diversified and has an investment objective to seek capital appreciation.

- For the fiscal year ended December 31, 2009, the Series returned 30.33%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the Russell MidCap(R) Growth Index, the Series' style-specific benchmark, returned 46.29%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR AND WHAT FACTORS AFFECTED THE SERIES PERFORMANCE?

- For the year ended December 31, 2009, the Series posted strong results but underperformed its benchmark, the Russell MidCap(R) Growth Index.

- While the markets ended 2009 decidedly up, the period contained two very different periods--dramatic weakness carrying over from 2008 colored the early part of the year, and then markets rallied from March through year-end. Mid-cap stocks led their small and large-cap brethren. Growth stocks outperformed value for the year. Information Technology and Energy were the best performing Index sectors this period, while Utilities, Industrials and Telecommunications were among the weakest.

- Generally speaking, this year's rally was led by the lower quality area of the market, including stocks with the smallest market cap, low ROE names up nearly 70% vs 43% for the highest ROE names, low stock prices (under $5) returning 195% for the year and non earners up nearly 94%. This was not surprising or unprecedented, as low quality stocks tend to lead early on in a market recovery. We saw this type of market environment in 2003. We typically do not have exposure to this area given our stock selection process and fundamental criteria. We also do not believe that these lower quality names can outperform over longer periods of time. In fact, we believe there are some signs that the low quality rally may already be fading. We believe the markets will once again focus on fundamentals and reward higher quality names with superior growth potential. Given this market environment, security selection was weak across much of the portfolio.

- We saw particular weakness within Health Care and Information Technology stocks.

- In Health Care, both uncertainty surrounding health care reform and weak earnings results impacted our holdings. Specifically, medical supplies and services companies underperformed on concerns about lower hospital spending. We sold Wright Medical, a joint replacement design and manufacturer. Also our medical diagnostic holdings were weak and missed earnings; Myriad Genetics and Illumina, two genetic research companies, disappointed on earnings and lowered guidance. Within the sector, we are currently focusing on companies we believe may be beneficiaries of health care reform, such as payment management firms Express Scripts, Allscripts and MedAssets. We also see potential in insulated areas, such as ResMed, a company focused on sleep disorders, Sirona Dental, a dental instrument maker, and other various Biotech names.

- In Information Technology, our holdings, primarily software and services names, didn't keep pace with higher beta area during the rally. Alliance Data Systems was one such niche business service provider that underperformed. Although in aggregate our security selection was weak within Information Technology, Vistaprint, a lower cost business products and services provider, was among our top performers, particularly strong during the second half. Cognizant, Equinix and Marvell also performed very well. In Technology, we have not significantly changed our positioning, expecting holdings could benefit as long-delayed corporate spending increases.

- Within Industrials, while high quality holdings including Danaher, Stericycle and Fastenal exceeded expectations, they were out of favor with the market's higher beta preference this year. We expect benefits here too from pent-up corporate spending. We continue to hold aerospace and defense themed names such as Rockwell Collins and Precision Castparts. We sold Corrections Corp., a prison outsourcing company, on concerns about spending at the state level, and added to names that could benefit from economic improvement, such as trucking firm C.H. Robinson.

- In Consumer Discretionary stocks, our secondary education theme underperformed this period, though holdings here also exceeded expectations. We sold American Public Education and Grand Canyon, but continue holding DeVry and Strayer. Our "retail survivors" theme was beneficial, with Nordstrom among our top performers. We sold Staples and Kohl's as they became too large for the portfolio, and are currently taking a bifurcated approach to the retail market. On the lower end consumer area we hold Dollar Tree, top performer Ross Stores, and TJX. On the higher end provider, we hold Tiffany & Co., Coach and Polo Ralph Lauren. These high end retailers provide the portfolio with exposure to internationally generated revenue streams. We have also added to gaming, with companies such as Penn National, Bally's and WMS Industries.

- Within the portfolio, our Telecommunications holdings were a benefit to relative performance, as was a zero allocation to Utilities. In Telecommunications, tower companies, including our top performer, SBA Communications, and American Tower, were strong this period.


- Looking ahead, we see a recovery with muted growth, expecting GDP--likely stronger in the first half of 2010 than the second--in the range of 3%. Consumer weakness and jobless claims continue to be our main concerns. Since the consumer can't help move the economy forward, we believe it is critical that international markets, particularly BRIC economies show robust growth. Profit margins appear to be fairly healthy with S&P earnings forecast up 25% year over year at $75. So unlike last year we are looking for top line growth as opposed to bottom line improvements. We believe there is a great deal of pent-up corporate spending. This should benefit some Industrials and Information Technology companies. In addition, we are seeking "international exposure" through companies with international revenue streams. We believe that with this sustained slower growth recovery backdrop, the market will reward companies with strong managements that exhibit quality growth and strong balance sheet characteristics.

For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Information Technology         24%
Consumer Discretionary         20
Industrials                    16
Health Care                    13
Energy                          9
Financials                      5
Telecommunication Services      4
Other (includes short-term
   investments)                 9
                              ---
Total                         100%
                              ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                  1 year   5 years   10 years
                                  ------   -------   --------
MID-CAP GROWTH SERIES              30.33%   -0.54%    -2.61%
S&P 500(R) INDEX                   26.46     0.42     -0.96
RUSSELL MIDCAP(R) GROWTH INDEX     46.29     2.40     -0.52
SERIES EXPENSE RATIO(2): 1.10%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                Mid-Cap Growth                         Russell MidCap(R)
                    Series         S&P 500(R) Index     Growth Index
                --------------     ----------------    -----------------
12/31/99           $10,000             $10,000             $10,000
12/29/00            11,375               9,081               8,825
12/31/01             8,499               8,003               7,047
12/31/02             5,737               6,234               5,116
12/31/03             7,391               8,024               7,301
12/31/04             7,888               8,896               8,431
12/30/05             8,218               9,334               9,451
12/29/06             8,557              10,807              10,458
12/31/07            10,422              11,401              11,653
12/31/08             5,892               7,183               6,488
12/31/09             7,679               9,084               9,491


  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

MID-CAP VALUE SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX MID-CAP VALUE SERIES (THE "SERIES") is diversified and has an investment objective to seek long-term capital appreciation.

- For the fiscal year ended December 31, 2009, the Series returned 32.63%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the Russell 2500(TM) Value Index, the Series' style-specific benchmark, returned 27.68%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The past year will be remembered for many things, not the least of which is the hair-raising volatility produced by the stock market. Significant fears about the financial system and its impact on the global economy caused the major averages to fall to 12-year lows in March, but, as investor sentiment turned, the market staged a powerful rally, led by aggressive, lower quality securities, that added more than 65% to stock valuations by year end. The low quality, high beta rally that began in March carried over into the 2nd and 3rd quarters, allowing stocks to post an impressive double digit gain. Improving economic data, referred to as "green shoots," gave investors confidence that the worst of the recession is behind us, and they sought the most aggressive securities in the market in order to fully benefit from this newfound optimism. The government's release of bank "stress test" results were also perceived positively, as the amount of capital deemed necessary to be raised by the nation's major banks was quickly acquired through public market offerings. In addition, the Federal Reserve remained committed to keeping short-term interest rates near zero while continuing to purchase mortgage backed securities and Treasury bonds in an attempt to lower mortgage rates.

- Later in the year, continued signs that the economy was recovering, coupled with better than expected corporate earnings, buoyed the investor optimism that has been in place for much of the year and led to a solid gain for the equity markets in the 4th quarter. Economic improvement was seen on a variety of fronts, including consumer spending, manufacturing, and industrial production. In addition, inflationary pressures remained tame while the key economic indicators, housing and employment, both showed signs of sustainable recovery. The Fed re-committed to maintaining a 0% Fed Funds rate for an extended period, while strong growth in emerging economies aided U.S. corporate earnings.

- The composition of the market rally changed in the 4th quarter when investor risk appetites fell as they began to price in the potential for lower liquidity levels and higher interest rates in 2010. Specifically, leadership began to rotate out of high beta, lower quality, and smaller market cap securities and into higher quality, larger market cap securities that have sustainable earnings growth potential.

- The sectors that benefitted the most from the low quality rally include Technology, Consumer Discretionary, and REITs. Energy stocks also performed well due to the rise in crude oil prices during the year. The worst performing sector was Financial Services, as investors grew concerned about credit quality and potential losses in regional bank loan portfolios.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Series slightly underperformed the Russell 2500(TM) Value Index for the eight-month period ended December 31, 2009.* Relative performance was hindered by security selection in the Technology sector as well as by security selection, and an underweight, in REITs. These sectors were two of the most heavily impacted by the low quality, high beta rally, and therefore had a large impact on relative performance due to the portfolio's focus on high quality stocks. The worst performing securities included Cullen Frost Bankers and Comerica, Inc., which both declined as concerns mounted over potential losses in regional bank loan portfolios. Other poor performers included Willis Group Holdings, which reported poor earnings due to soft P&C insurance pricing, and Jacobs Engineering, which fell on concerns of slower capital equipment spending in the refinery industry. Other poor performers included Alleghany Corp, which fell after disclosing weaker investment income and underwriting revenues, and BJ's Wholesale Club, a defensive stock that lagged in an environment that favored more aggressive securities.

- Relative performance was aided by security selection in the Consumer Staples, Financial Services, and Utilities sectors. An underweight to bank stocks was a key factor, as regional banks performed poorly due to fears about credit quality. The best performing securities during the period included Tupperware Brands, which reported strong international sales in its beauty products division, and Mead Johnson Nutrition, which reported better than expected earnings and was rumored to be a takeout candidate. JM Smucker was bid higher after reporting better than expected results due to market share gains across a number of product lines and falling commodity costs, while Eastman Chemical posted multiple quarterly earnings surprises and benefitted from the global recovery. Finally, Plains Exploration rallied as crude oil prices rose in anticipation of stronger demand as the recovery progresses.

* EFFECTIVE MAY 1, 2009, WESTWOOD MANAGEMENT CORP. BECAME THE SUBADVISOR TO THE SERIES.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     MID-CAP STOCKS ARE MORE VOLATILE AND MAY BE LESS LIQUID THAN LARGE-CAP STOCKS.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Financials                    22%
Information Technology        14
Industrials                   12
Consumer Staples              11
Health Care                   11
Materials                     11
Consumer Discretionary         7
Other (includes short-term
   investments)               12
                             ---
Total                        100%
                             ===

  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                      1 year   5 years   10 years
                                                      ------   -------   --------
MID-CAP VALUE SERIES                                  32.63%    1.57%      9.21%
S&P 500(R) INDEX                                      26.46     0.42      -0.96
RUSSELL 2500(TM) VALUE INDEX                          27.68     0.84       8.18
SERIES EXPENSE RATIOS(2): GROSS: 1.32%; NET: 1.30%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                Mid-Cap Value                         Russell 2500(TM)
                    Series         S&P 500(R) Index      Value Index
                --------------     ----------------    -----------------
12/31/99           $10,000             $10,000             $10,000
12/29/00            11,689               9,081              12,079
12/31/01            14,376               8,003              13,255
12/31/02            13,147               6,234              11,946
12/31/03            18,533               8,024              17,314
12/31/04            22,315               8,896              21,049
12/30/05            24,040               9,334              22,678
12/29/06            27,625              10,807              27,255
12/31/07            28,177              11,401              25,273
12/31/08            18,189               7,183              17,189
12/31/09            24,124               9,084              21,946


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

MONEY MARKET SERIES

- PHOENIX MONEY MARKET SERIES (THE "SERIES") is diversified and has an investment objective to seek as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Federal Agency Securities    72%
Commercial Paper             14
U.S. Treasury Bills          14
                            ---
Total                       100%
                            ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                             1 year   5 years   10 years
                                             ------   -------   --------
MONEY MARKET SERIES                           0.06%    2.82%      2.67%
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    5.93     4.97       6.33
CITIGROUP 90-DAY TREASURY BILLS               0.16     2.88       2.84
SERIES EXPENSE RATIO(2): 0.61%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                                  Barclays Capital         Citigroup
                 Money Market      U.S. Aggregate       90-Day Treasury
                    Series           Bond Index              Bills
                 ------------     ----------------      ---------------
12/31/99           $10,000             $10,000              $10,000
12/29/00            10,603              11,163               10,596
12/31/01            11,008              12,105               11,029
12/31/02            11,165              13,347               11,217
12/31/03            11,241              13,895               11,337
12/31/04            11,330              14,498               11,478
12/30/05            11,623              14,850               11,822
12/29/06            12,136              15,493               12,385
12/31/07            12,728              16,573               12,972
12/31/08            13,013              17,441               13,205
12/31/09            13,021              18,475               13,226


  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                         THIS PAGE INTENTIONALLY BLANK.

MULTI-SECTOR FIXED INCOME SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX MULTI-SECTOR FIXED INCOME SERIES (THE "SERIES") is diversified and has an investment objective to seek long-term total return.

- For the fiscal year ended December 31, 2009, the Series returned 40.13%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.93%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The broad U.S. fixed income market, as represented by the Barclays Capital Aggregate Bond Index returned 5.93% for the fiscal year ended December 31, 2009.

- The Federal Reserve left the Fed Funds target rate unchanged at a range of 0-0.25% during the fiscal year, citing concerns of downside risks to growth and near term economic weakness. Towards the end of 2009, the Federal reserve cited that economic activity has continued to pick up, deterioration in the labor market is abating, and financial market conditions have become more supportive of economic growth. However, the Federal Reserve decided to continue to leave the Fed Fund target rate at 0-0.25%, saying that economic conditions continued to warrant exceptionally low levels of the federal funds rate for an extended period.

- Since the beginning of the fiscal year the yield curve has steepened, with rates increasing across most of the curve but increases more pronounced at the long end of the curve.

- During the first two quarters of 2009, the economy continued to show signs of weakness with rising unemployment, continued weakness in the housing market, declining retail sales, and historically low consumer confidence. However, in the 2nd half of 2009 the economy began to show signs of stabilizing with a modest improvement in several economic statistics. While economic conditions remain weak the improvement during the 3rd and 4th quarters coupled with better than expected corporate earnings gave market participants evidence that we may have turned the corner towards an improved economy. For the first time since the 2nd quarter of 2008 the economy had positive economic growth, with 3rd quarter 2009 GDP coming in at 2.2%. However, questions remained as to how much of this growth can be attributed to the U.S. government's various economic stimulus initiatives and what will happen to the economy as this stimulus is withdrawn.

- The implementation of numerous government programs such as PPIP, TALF, expanded quantitative easing via the Federal Reserve Bank's purchase of up to $1.75 trillion long dated U.S. Treasuries, agency debt, and agency MBS, coupled with the FASB decision to alter rules regarding mark to market accounting continue to help improve sentiment in all fixed income markets and inject liquidity into the system. The fixed income markets also benefited from more stability in the financial system, an increased appetite for riskier assets by investors, a brighter economic outlook, and improved liquidity. The flight to quality during 2008 has reversed with U.S. Treasuries underperforming nearly all spread sectors during 2009.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The significant outperformance of fixed income spread sectors relative to U.S. Treasuries and agency debentures was the key driver of the Series' strong performance for the fiscal year. The Series benefited from its overweight to spread product and lack of exposure to U.S. Treasuries and agency debentures; two factors that hurt performance in fiscal year ending December 31, 2008.

- Among fixed income sectors, the Series' overweight to corporate high yield (including high yield bank loans), emerging markets debt, non-U.S. Dollar bonds, commercial mortgage backed securities, and corporate high quality were all significant positive contributors to performance for the fiscal year.

- The Series' allocation to agency mortgage backed securities detracted the most from performance during the fiscal year.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

     THE VALUE OF MORTGAGE-BACKED AND OTHER ASSET SECURITIES, INCLUDING PASS-THROUGH TYPE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) MAY FLUCTUATE TO A GREATER DEGREE THAN OTHER DEBT SECURITIES IN RESPONSE TO INTEREST RATE CHANGES.

                                ASSET ALLOCATION

     The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Corporate Bonds                     55%
   Financials                 22%
   Energy                      7
   Total of all others        26
Foreign Government
   Securities                       15
Loan Agreements                     13
Mortgage-Backed Securities          11
Other (includes short-term
   investments)                      6
                                   ---
Total                              100%
                                   ===

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                  1 year   5 years   10 years
                                                  ------   -------   --------
MULTI-SECTOR FIXED INCOME SERIES                   40.13%    5.34%     7.03%
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX          5.93     4.97      6.33
SERIES EXPENSE RATIOS(2): GROSS 0.76%; NET 0.75%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES:
     EXPENSES REDUCED BY A CONTRACTUAL  WAIVER IN EFFECT THROUGH 4/30/10.  GROSS
     EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                                               Barclays
                           Multi-Sector      Capital U.S.
                           Fixed Income     Aggregate Bond
                              Series             Index
                           ------------     --------------
           12/31/99           $10,000           $10,000
           12/29/00            10,647            11,163
           12/31/01            11,295            12,105
           12/31/02            12,425            13,347
           12/31/03            14,236            13,895
           12/31/04            15,209            14,498
           12/30/05            15,480            14,850
           12/29/06            16,539            15,493
           12/31/07            17,153            16,573
           12/31/08            14,077            17,441
           12/31/09            19,726            18,475


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

MULTI-SECTOR SHORT TERM BOND SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES (THE "SERIES") is diversified and has an investment objective to seek to provide high current income while attempting to limit changes in the Series' net assets caused by interest rate changes.

- For the fiscal year ended December 31, 2009, the Series returned 32.07%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.93% and the Bank of America Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the Series' style-specific benchmark, returned 16.62%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The broad U.S. fixed income market, as represented by the Barclays Capital Aggregate Bond Index returned 5.93% for the fiscal year ended December 31, 2009.

- The Federal Reserve (the "Fed") left the Fed Funds target rate unchanged at a range of 0-0.25% during the fiscal year, citing concerns of downside risks to growth and near term economic weakness. Towards the end of 2009, the Federal reserve cited that economic activity has continued to pick up, deterioration in the labor market is abating, and financial market conditions have become more supportive of economic growth. However, the Fed decided to continue to leave the Fed Fund target rate at 0-0.25%, saying that economic conditions continued to warrant exceptionally low levels of the federal funds rate for an extended period.

- Since the beginning of the fiscal year the yield curve has steepened, with rates increasing across most of the curve but increases more pronounced at the long end of the curve.

- During the first two quarters of 2009, the economy continued to show signs of weakness with rising unemployment, continued weakness in the housing market, declining retail sales, and historically low consumer confidence. However, in the 2nd half of 2009 the economy began to show signs of stabilizing with a modest improvement in several economic statistics. While economic conditions remain weak the improvement during the 3rd and 4th quarters coupled with better than expected corporate earnings gave market participants evidence that we may have turned the corner towards an improved economy. For the first time since the 2nd quarter of 2008 the economy had positive economic growth, with 3rd quarter 2009 GDP coming in at 2.2%. However, questions remained as to how much of this growth can be attributed to the U.S. government's various economic stimulus initiatives and what will happen to the economy as this stimulus is withdrawn.

- The implementation of numerous government programs such as PPIP, TALF, expanded quantitative easing via the Federal Reserve Bank's purchase of up to $1.75 trillion long dated U.S. Treasuries, agency debt, and agency MBS, coupled with the FASB decision to alter rules regarding mark to market accounting continue to help improve sentiment in all fixed income markets and inject liquidity into the system. The fixed income markets also benefited from more stability in the financial system, an increased appetite for riskier assets by investors, a brighter economic outlook, and improved liquidity. The flight to quality during 2008 has reversed with U.S. Treasuries underperforming nearly all spread sectors during 2009.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The significant outperformance of fixed income spread sectors relative to U.S. Treasuries and agency debentures was the key driver of the Series' strong performance for the fiscal year. The Series benefited from its overweight to spread product and lack of exposure to U.S. Treasuries and agency debentures; two factors that hurt performance in fiscal year ending December 31, 2008.

- Among fixed income sectors, the Series' overweight to corporate high yield (including high yield bank loans), non-U.S. Dollar bonds, commercial mortgage backed securities, emerging markets, asset backed securities, and corporate high quality were all significant positive contributors to performance for the fiscal year.

- Although the Series' allocation to agency mortgage backed securities contributed positively to performance, the sector underperformed most other spread sectors during the fiscal year ending December 31, 2009.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

     THE VALUE OF MORTGAGE-BACKED AND OTHER ASSET SECURITIES, INCLUDING PASS-THROUGH TYPE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) MAY FLUCTUATE TO A GREATER DEGREE THAN OTHER DEBT SECURITIES IN RESPONSE TO INTEREST RATE CHANGES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Corporate Bonds                     41%
   Financials                 20%
   Materials                   5
   Total of all others        16
Mortgage-Backed Securities          24
Foreign Government
   Securities                       12
Loan Agreements                     11
Other (includes short-term
   investments)                     12
                                   ---
Total                              100%
                                   ===

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                                                     Inception    Inception
                                                                 1 year   5 years   to 12/31/09      Date
                                                                 ------   -------   -----------   ---------
MULTI-SECTOR SHORT TERM BOND SERIES                               32.07%   5.46%        5.41%       6/2/03
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX                         5.93    4.97         4.45        6/2/03
MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX    16.62    4.54         4.00        6/2/03
SERIES EXPENSE RATIOS(2): GROSS: 0.85%; NET: 0.70%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 6/2/03 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                                                             Merrill Lynch
                                                              1-2.99 Year
                 Multi-Sector        Barclays Capital       Medium Quality
                Short Term Bond       U.S. Aggregate           Corporate
                    Series              Bond Index            Bonds Index
                ---------------      ----------------       --------------
  6/2/03           $10,000               $10,000                $10,000
12/31/03            10,296                10,018                 10,144
12/31/04            10,845                10,453                 10,340
12/30/05            10,993                10,707                 10,536
12/29/06            11,621                11,171                 11,042
12/31/07            12,085                11,949                 11,628
12/31/08            10,713                12,575                 11,071
12/31/09            14,149                13,321                 12,912


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

SMALL-CAP GROWTH SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX SMALL-CAP GROWTH SERIES (THE "SERIES") is diversified and has an investment objective to seek long-term capital growth.

- For the fiscal year ended December 31, 2009, the Series returned 22.39%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the Russell 2000(R) Growth Index, the Series' style-specific benchmark, returned 34.47%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR AND WHAT FACTORS AFFECTED THE SERIES PERFORMANCE?

- For the year ended December 31, 2009, the Series posted strong results but underperformed its benchmark, the Russell 2000(R) Growth Index.

- While the markets ended 2009 decidedly up, the year contained two very different periods. Dramatic weakness carrying over from 2008 colored the early part of the year, and then markets rallied from March through year-end. Growth stocks significantly outperformed value stocks during the period, as often happens at inflection points in the market.

- Last year, defensive stocks outperformed on a relative basis while the markets were declining. This year, after the March low and into the current rally, the situation was somewhat reversed. From March until fourth quarter, the rally was led by low quality stocks--stocks under $5, in the lowest capitalization range, with low or no-earnings, and stocks in the lowest Return on Equity (ROE) quintiles. We typically lack exposure to lower quality areas given our stock selection process and fundamental criteria. Specifically some of the fundamental criteria such as robust revenue and earnings growth, superior ROE and cash flow characteristics; all of which were not rewarded in last year's market environment which led to weak security selection across much of the portfolio. We also do not believe that lower quality can outperform over the longer term. In fact, we believe there are signs that the low quality rally may already be fading. The market shifted somewhat during the fourth quarter, when larger companies, high ROE stocks, and stocks over $20 assumed the lead. When markets are focused on fundamentals, as the shift during the fourth quarter suggests, our quality growth strategy tends to benefit.

- Information Technology, Consumer Discretionary, and Materials were the best performing Index sectors this period, while Financials, Industrials, and Utilities were weakest. Within the portfolio, stock selection within Energy, Telecommunications, and Financials was the largest relative benefit.

- Within Energy, an overweight position to oil & gas related names such as Concho Resources, a high quality, good earnings visibility oil and gas firm, was a significant benefit, followed by Arena Resources. Within Telecommunications, tower company SBAC was a standout performer early in the year. We took profits in SBAC and currently have a zero allocation to Telecom. In Financials, higher quality asset managers and brokerage names like Janus and Waddell and Reed performed well. We also benefited from Jones Lange LaSalle, a well-run real estate manager. We continue to avoid any finance companies with potential credit exposure.

- Given that our higher quality discipline was out of favor for most of the year, however, many of our holdings were disadvantaged versus the market. This was most apparent in the Health Care, Information Technology, and Industrials sectors.

- Within Health Care, Psychiatric Solutions, Wright Medical, and Amedisys were weak. We eliminated them on earnings disappointments and ongoing pressure from weak hospital spending and health care reform uncertainty plaguing this sector. We have, however, made select investments in hospital outsourcing companies. Our focus is on outsourcing areas that offer hospitals a method to operate more efficiently. Air Methods, an air emergency transport company, Emergency Medical Services, an ER outsourcing firm, Mednax, a neonatal specialist, and IPC: The Hospitalist, a company that helps hospitals reduce risk by coordinating patient care across specialties, are examples. Despite the aggregate weakness in the sector this year, SXC Health Care, a health care software company, was a top performer.

- In Information Technology, our high quality holdings generally didn't keep pace with their higher beta counterparts. Alliance Data Systems and Trimble Navigation underperformed in particular, while Vistaprint, a lower cost business products and services provider, was among top performers. We repositioned Technology holdings somewhat recently, adding to companies such as LivePerson, NetLogic Microsystems, and Varian Semiconductor that we expect will benefit as business spending increases. Assuming hiring will improve, we have also added to human resources related firms including Success Factors and Ultimate Software.

- Within Industrials, where holdings also underperformed as investor attention was elsewhere, we have added to aerospace and defense, expecting a benefit from improving economic growth. Holdings include AAR Corp. and Heico, two aircraft parts firms.

- In retrospect, we were too defensive early in the year within Consumer Discretionary stocks. We sold Gymboree on missed earnings and consolidated our education theme, selling DeVry, ITT, Lincoln, and Strayer. We shifted the portfolio toward less defensive areas--companies we expect should do well even with a slight uptick in consumer spending. Isle of Capri Casinos, which we've since sold, Orient Express Hotels, and Royal Caribbean Cruises are examples. Under the same thesis, growing niche retailers is another area of interest. Holdings include Tractor Supply Co. and Ulta Cosmetics.

- Looking ahead, we have positioned the portfolio for a recovery with sustained muted growth, as consumer weakness and jobless claims continue to be concerns. We have become less defensive within the portfolio over time, expecting that even within a subdued growth backdrop, well-positioned companies with clean balance sheets and good margins will benefit as economic activity increases. We believe that especially now, stock selection will be a key to outperformance, and that the market will continue to reward companies that possess strong fundamentals and quality growth characteristics over time.

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE.

INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Information Technology                     31%
Health Care                                22
Consumer Discretionary                     18
Industrials                                15
Consumer Staples                            4
Energy                                      4
Financials                                  3
Other (includes short-term investments)     3
                                          ---
Total                                     100%
                                          ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                                          Inception    Inception
                                                      1 year   5 years   to 12/31/09      Date
                                                      ------   -------   -----------   ---------
SMALL-CAP GROWTH SERIES                                22.39%    1.57%       7.51%      8/12/02
S&P 500(R) INDEX                                       26.46     0.42        4.95       8/12/02
RUSSELL 2000(R) GROWTH INDEX                           34.47     0.87        8.19       8/12/02
SERIES EXPENSE RATIOS(2): GROSS: 1.20%; NET: 1.05%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                             Small-Cap       S&P 500(R)    Russell 2000(R)
                           Growth Series       Index        Growth Index
                           -------------     ----------    ---------------
            8/12/02           $10,000         $10,000          $10,000
           12/31/02            10,085           9,806           10,092
           12/31/03            15,468          12,622           14,990
           12/31/04            15,797          13,993           17,135
           12/30/05            18,268          14,683           17,847
           12/29/06            21,821          17,000           20,228
           12/31/07            25,333          17,934           21,654
           12/31/08            13,953          11,299           13,308
           12/31/09            17,076          14,289           17,896


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

SMALL-CAP VALUE SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX SMALL-CAP VALUE SERIES (THE "SERIES") is diversified and has an investment objective to seek long-term capital appreciation.

- For the fiscal year ended December 31, 2009, the Series returned 20.90%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the Russell 2000(R) Value Index, the Series' style-specific benchmark, returned 20.58%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The past year could well be characterized by the stock market's hair-raising volatility. Significant fears about the strength of the financial system and its impact on the global economy caused the major index averages to fall to 12-year lows in March. But, as investor sentiment turned, the market staged a powerful rally, led by aggressive, lower quality securities. Very typical after market bottoms, the smallest of the small- low quality stocks, that have the lowest ROE, outperformed.

- Within the 2nd quarter, a continuation of better than expected economic data, improvements in the credit markets, and positive investor sentiment led to gains in the stock market. During times when markets discount an improving economic environment, growth/high beta stocks become more defensive, and value stocks become more cyclical. Essentially, the rally that started in March and carried through the 3rd quarter, was due to investors seeking stocks that would give them the "biggest bang for their buck."

- Despite a strong 3rd quarter, the market traded down in October as investors digested somewhat disappointing economic data and the potential for lower liquidity levels. The smallest of the smallcaps have had a big run and valuations became less attractive. This change in sentiment resulted in a decline in investor risk appetite and a rotation out of the high beta securities which had led the rally since March, and into larger and higher quality companies.

- New signs that the economy was recovering renewed investor optimism and led to a solid gain for the equity markets in the 4th quarter. In addition, inflationary pressures remained tame while the key economic indicators, housing and employment, both showed signs of sustainable recovery. Volatility fell and as high yield spreads appeared more stable, the Smallcap universe showed signs of improvement going into December. By the end of the year, larger size seemed to matter more than high quality as the largest names outperformed the overall index, as did the non-earners and lowest ROE names.

- Smallcap investors are now seeking higher quality names that have sustainable earnings growth potential. The best performing sectors in the benchmark for the period 5/1/09 - 12/31/09 were Energy, Health Care, and Materials & Processing. Utilities and Consumer Discretionary were among the weakest performing sectors, but the Financial Services sector was the worst as investors were concerned throughout the year of the impact of lower liquidity on these companies.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Series underperformed the Russell 2000(R) Value Index for the eight-month period ended December 31, 2009.* An underweight in smallest market caps (below $250 million) and lower quality securities was a detractor to relative underperformance for most of the year, as they have been the leaders in the recent rallies.

- Relative performance was hindered by security selection in Materials & Processing and Consumer Discretionary. Bottom contributor Northwest Pipe's natural gas sector showed signs of a slower than expected recovery in addition to decreased revenues across their product lines due to a retraction in the industrial market. AptarGroup experienced reduced discretionary spending, but order flow for their products has been increasing and their pharmaceutical sectors continue to grow.

- Retailers reported declining sales in both July and August (despite usual back-to-school uptick trend) and reports of an unexpected 0.3% decline in December, signaled restraint by consumers during the holidays as the economy wrestles with high unemployment. Mall-based chains were hit hard, and Buckle's shares fell after concerns it would experience weaker future same store sales as its 22 month streak of double digit growth came to a halt. Despite its status as one of the world's largest employee-benefits consultancy, consumer discretionary holding Watson Wyatt Worldwide has been negatively impacted by high unemployment. Names with solid exposure to the global economic recovery, such as Tupperware Brands, posted strong performance as its shares rose on better than expected 2nd and 3rd quarter 2009 earnings.

- Names within Producer Durables were also a hindrance to performance. Layne Christensen fell due to its energy end-market sensitivity and projected weakness in those markets. In contrast, A.O. Smith Corp. was a top performer after the announcement of a dividend increase. Despite a marginal revenue miss, both their water and electric segments performed better than expected this year. BE Aerospace fulfilled analysts expectations throughout 2009 and was bid up by investors.

- Within Consumer Staples, Chattem, a top performer, was acquired by Sanofi Aventis for a premium. The newly joined company will create the fifth largest global consumer healthcare company (as measured by revenue). J&J Snack Foods has been benefitting from lower commodity costs of sugar and milk, but its share price fell as investors feared that this could reverse over the next year.

- The government's release of bank "stress test" results and the Fed's re-committing to maintaining a 0% Fed Funds rate for an extended period was perceived positively. Financial Services names such as IPC Holdings and Suffolk Bancorp were strong performers amongst their peers.

- Lastly, names within the Technology Sector positively added to performance and benefited from the broad rally within the sector. Perot Systems, the top contributor in the portfolio, was awarded a significant amount of new business during the third quarter of 2009, resulting in positive earnings growth. Ultimately, it jumped higher on the news that Dell Computer was acquiring the company. Defensive Utility names were also an additive to performance.

* EFFECTIVE MAY 1, 2009, WESTWOOD MANAGEMENT CORP. BECAME THE SUBADVISOR TO THE SERIES.

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

SMALL-CAP INVESTING INCLUDES THE RISK OF GREATER PRICE VOLATILITY, LESS LIQUIDITY AND INCREASED COMPETITIVE THREAT.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Industrials                                29%
Financials                                 16
Consumer Discretionary                     15
Consumer Staples                           11
Utilities                                   9
Information Technology                      8
Materials                                   4
Other (includes short-term investments)     8
                                          ---
Total                                     100%
                                          ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                                        Inception   Inception
                                                      1 year  5 years  to 12/31/09    Date
                                                      ------  -------  -----------  ---------
SMALL-CAP VALUE SERIES                                 20.90%  -1.61%     6.88%      11/20/00
S&P 500(R) INDEX                                       26.46    0.42     -0.17       11/20/00
RUSSELL 2000(R) VALUE INDEX                            20.58   -0.01      7.74       11/20/00
SERIES EXPENSE RATIOS(2): GROSS: 1.38%; NET: 1.30%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                          Small-Cap Value      S&P 500(R)        Russell 2000(R)
                              Series              Index            Value Index
                          ---------------      ----------        ---------------
           11/20/00           $10,000           $10,000              $10,000
           12/29/00            10,644             9,844               10,945
           12/31/01            12,321             8,675               12,479
           12/31/02            11,269             6,758               11,054
           12/31/03            16,212             8,699               16,141
           12/31/04            19,888             9,643               19,732
           12/30/05            21,371            10,119               20,661
           12/29/06            24,950            11,715               25,512
           12/31/07            24,426            12,359               23,018
           12/31/08            15,166             7,786               16,360
           12/31/09            18,336             9,847               19,726


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

STRATEGIC ALLOCATION SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX STRATEGIC ALLOCATION SERIES (THE "SERIES") is diversified and has an investment objective to seek high total return over an extended period of time consistent with prudent investment risk.

- For the fiscal year ended December 31, 2009, the Series returned 24.51%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.93%. The Composite Index for the Series, the Series' style-specific benchmark, returned 18.40%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The equity markets ended the year sharply higher with the benchmark S&P 500 up 26.46% on the year. However, 2009 started off very poorly for stocks as the market was significantly lower in the first two months of the year. The S&P bottomed in early March after several weeks of very heavy selling pressure and overwhelming concern that a plethora of companies were on the verge of bankruptcy. Eventually, loose Federal Reserve (the "Fed") monetary policy and billions of dollars worth of fiscal spending seemed to ease fears in the market of impending doom. As economic data globally began to improve, equity prices moved higher, and at the margin corporate earnings showed signs of recovering.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- In late March new portfolio managers assumed responsibility for the equity portion of the Series. Subsequent to the management change, the Series' stock holdings outperformed the S&P 500 index. However, for the calendar year 2009, the stocks within the Series slightly underperformed the index, because of the first quarter performance gap. The new equity managers moved the Series into an over-weighting of Energy stocks, Material stocks (mining and agriculture), various Industrial stocks (transportation and heavy machinery), and business technology names. Stocks in these sectors and industry groups held by the Series helped drive solid performance. The Series had less than a market weighting in Financial stocks, such as banks, and Consumer Discretionary stocks, such as retailers, which helped relative performance in the second and fourth quarters of the year, but hurt performance in the third quarter. Overall, in the three quarters since the management change, both the sector allocation and stock selection helped overall performance within the equity holdings of the Series.

HOW DID THE FIXED INCOME MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The broad U.S. fixed income market, as represented by the Barclays Capital Aggregate Bond Index returned 5.93% for the fiscal year ended December 31, 2009.

- The Fed left the Fed Funds target rate unchanged at a range of 0-0.25% during the fiscal year, citing concerns of downside risks to growth and near term economic weakness. Towards the end of 2009, the Fed cited that economic activity has continued to pick up, deterioration in the labor market is abating, and financial market conditions have become more supportive of economic growth. However, the Fed decided to continue to leave the Fed Fund target rate at 0-0.25%, saying that economic conditions continued to warrant exceptionally low levels of the federal funds rate for an extended period.

- Since the beginning of the fiscal year the yield curve has steepened, with rates increasing across most of the curve but increases more pronounced at the long end of the curve.

- During the first two quarters of 2009, the economy continued to show signs of weakness with rising unemployment, continued weakness in the housing market, declining retail sales, and historically low consumer confidence. However, in the 2nd half of 2009 the economy began to show signs of stabilizing with a modest improvement in several economic statistics. While economic conditions remain weak, the improvement during the 3rd and 4th quarters coupled with better than expected corporate earnings gave market participants evidence that we may have turned the corner towards an improved economy. For the first time since the 2nd quarter of 2008 the economy had positive economic growth, with 3rd quarter 2009 GDP coming in at 2.2%. However, questions remained as to how much of this growth can be attributed to the U.S. government's various economic stimulus initiatives and what will happen to the economy as this stimulus is withdrawn.

- The implementation of numerous government programs such as PPIP, TALF, expanded quantitative easing via the Fed's purchase of up to $1.75 trillion long dated U.S. Treasuries, agency debt, and agency MBS, coupled with the FASB decision to alter rules regarding mark to market accounting continue to help improve sentiment in all fixed income markets and inject liquidity into the system. The fixed income markets also benefited from more stability in the financial system, an increased appetite for riskier assets by investors, a brighter economic outlook, and improved liquidity. The flight to quality during 2008 has reversed with U.S. Treasuries underperforming nearly all spread sectors during 2009.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The significant outperformance of fixed income spread sectors relative to U.S. Treasuries and agency debentures was the key driver of the Series' strong performance for the fiscal year. The Series benefited from its overweight to spread product and lack of exposure to U.S. Treasuries and agency debentures; two factors that hurt performance in fiscal year ending 12/31/08.

- Among fixed income sectors, the Series overweight to corporate high yield (including high yield bank loans), commercial mortgage backed securities, and corporate high quality were all significant positive contributors to performance for the fiscal year.

- Although the Series allocation to agency mortgage backed securities contributed positively to performance, the sector underperformed most other spread sectors during the fiscal year ending 12/31/09.

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

PORTFOLIOS THAT INVEST IN HIGH YIELD SECURITIES ARE SUBJECT TO GREATER CREDIT RISK AND PRICE FLUCTUATION THAN PORTFOLIOS THAT INVEST IN HIGHER QUALITY SECURITIES. THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THE INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF THE INVESTMENT OPTIONS INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.

THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.

THE VALUE OF MORTGAGE-BACKED AND OTHER ASSET SECURITIES, INCLUDING PASS-THROUGH TYPE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) MAY FLUCTUATE TO A GREATER DEGREE THAN OTHER DEBT SECURITIES IN RESPONSE TO INTEREST RATE CHANGES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Common Stocks                                      59%
   Information Technology                    11%
   Energy                                    10
   Consumer Staples                           8
   Total of all others                       30
Corporate Bonds                                    18
   Financials                                 8%
   Industrials                                2
   Materials                                  2
   Total of all others                        6
Mortgage-Backed Securities                         17
Municipal Bonds                                     2
Other (includes short-term investments              4
                                                  ---
   Total                                          100%
                                                  ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                       1 year   5 years  10 years
                                                     ---------  -------  --------
STRATEGIC ALLOCATION SERIES                            24.51%    2.45%     2.79%
S&P 500(R) INDEX                                       26.46     0.42     -0.96
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX              5.93     4.97      6.33
COMPOSITE INDEX FOR STRATEGIC ALLOCATION SERIES        18.40     2.52      2.25
SERIES EXPENSE RATIOS(2): GROSS: 0.87%; NET: 0.85%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES:
     EXPENSES REDUCED BY A CONTRACTUAL  WAIVER IN EFFECT THROUGH 4/30/10.  GROSS
     EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                                                                  Composite 60%
                                                                 S&P 500(R)/40%
                                                 Barclays           Barclays
               Strategic                       Capital U.S.       Capital U.S.
              Allocation      S&P 500(R)      Aggregate Bond     Aggregate Bond
                Series           Index             Index              Index
              ----------      ----------       -------------     --------------

12/31/99        $10,000         $10,000           $10,000            $10,000
12/29/00         10,058           9,081            11,163              9,898
12/31/01         10,246           8,003            12,105              9,531
12/31/02          9,060           6,234            13,347              8,596
12/31/03         10,860           8,024            13,895             10,185
12/31/04         11,670           8,896            14,498             11,029
12/30/05         11,879           9,334            14,850             11,472
12/29/06         13,386          10,807            15,493             12,746
12/31/07         14,187          11,401            16,573             13,540
12/31/08         10,577           7,183            17,441             10,552
12/31/09         13,170           9,084            18,475             12,493


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

ABERDEEN INTERNATIONAL SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES") is diversified and has an investment objective to seek high total return consistent with reasonable risk.

- For the fiscal year ended December 31, 2009, the Series returned 39.87%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the MSCI EAFE(R) Index, the Series' style-specific benchmark, returned 32.46%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- Most major stock markets posted strong returns during the calendar year of 2009, with those areas of higher economic growth such as the emerging market regions posting some of the strongest returns. Following on from the credit crises in 2009, Central Banks and Western governments began pumping money into the system to avert economic implosion by firstly reducing interest rates to close to zero and then started the process of quantitative easing whereby central banks buy back government bonds in order to keep interest rates low. These actions began slowly to restore confidence into the fragile system and have had the "desired" effect, at least in the short term. Asset values soared in the 9 months ended December 2009 with stocks rising dramatically in some instances. Credit spreads also narrowed and government bond yields began to rise in the fourth quarter of 2009. The monetary stimulus and quant easing policies experienced in 2009 cannot continue indefinitely and it remains to be seen when these practices stop and what sort of lasting economic recovery there will be.

- On a relative and absolute basis and despite continued strength in the currency relative to the U.S.$, Japan was one of the worst performing markets of 2009, with the MSCI Japan posting a positive return of only 6.4% in U.S.$ compared to the 32.5% for the MSCI EAFE Index. The strength of the currency hindered the profits of the large export portion of the economy and the financial crises only heightened the lack of consumption within the domestic economy with prices falling into the deflationary zone once again.

- In contrast, continental Europe performed exceptionally well in 2009 with the MSCI Europe Ex UK index rising 34.0%. This was boosted by a strong currency which did not seem to hinder export led economies such as Germany where the MSCI Germany index rose by 26.6%. After a disappointing 2008, markets had become oversold and so managed to produce strong returns as government policies began to take effect and as investors anticipated an earnings recovery. Within Europe itself, some of the more peripheral markets performed best such as Sweden (+65.9%), Belgium (+58.9%), Norway (+88.6%) and Spain (+45.1%). Ireland was the worst performing market within Europe rising by 12.9% as its economy bore the brunt of the financial meltdown in the banking and property sectors which were both hit particularly hard.

- The UK market posted a noteworthy strong performance in 2009 with the MSCI UK index rising by 45.3% in U.S.$. These strong returns are all the more remarkable given the state of the banking system and UK economy. However, it should be noted that a lot of the large corporates that dominate the index have considerable overseas earnings not linked to the UK economy and the large mining companies performed exceptionally well in 2009.

- The stand out areas in terms of performance for 2009 were to be found within the emerging market regions of the world. Seen as higher risk areas to invest and boosted by the fact that their economies would benefit from the policies put in place in the Western World sent a number of the local markets soaring. The MSCI Latin American index rose by triple digits with Brazil rising by a staggering 128.6% during the year, boosted by one of the strongest currencies in the year. The broad MSCI Asia Pacific Index Ex Japan rose by 68% in U.S.$ terms with the MSCI India index rising 102.8%.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Series rose by 39.87% during the year, compared to its benchmark, the MSCI EAFE Index, which rose by 32.5% over the same period. Stock selection was the main reason for the relative outperformance, particularly in parts of Europe and Asia.

- Within Europe, there were strong showings from some of the more cyclical companies that had suffered in 2008. The French Industrial company, Schneider Electric performed well as did the Dutch listed Philips Electronics. Other strong performers within Europe were Swedish Bank Nordea, and Tenaris, the Italian listed seamless steel pipe maker. Some of the more defensive names within Europe underperformed the broad MSCI EAFE Index such as Roche Pharmaceuticals and the insurance companies Zurich Financial and Corp. Mapfre lagged the broader index.

- An underweight position to Japan provided a positive contribution to performance but stock selection was broadly neutral.

- Within the UK, there were very strong returns from Standard Chartered that generates most of its revenues and profits from emerging markets, and the metals & mining company Rio Tinto, which was purchased a year ago, posted a triple digit return, as did engineering and pump specialist Weir Group.

- Our Asian holdings were mixed in 2009. Samsung Electronics performed very well as did Hong Kong conglomerate Swire Pacific and Singapore Real Estate developer City Developments. On a more negative note, despite operationally performing well, the Australian Insurance company QBE, suffered from the strength of the Australian dollar due to earning a large portion of its profits from overseas.

- Within the broader emerging markets exposure in the Series there were strong showings from Brazilian oil giant Petrobras that continues to increase production and find more oil off the North East coast, and Mexican airport operator Asur performed well.

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE.

INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION. THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Financials                                27%
Energy                                    13
Industrials                               13
Information Technology                    12
Health Care                                8
Consumer Staples                           6
Utilities                                  6
Other (includes short-term investments)   15
                                         ---
Total                                    100%
                                         ===

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                 1 year  5 years  10 years
                                 ------  -------  --------
ABERDEEN INTERNATIONAL SERIES    39.87%   8.18%     2.54%
S&P 500(R) INDEX                 26.46    0.42     -0.96
MSCI EAFE(R) INDEX               32.46    4.02      1.58
SERIES EXPENSE RATIO(2): 1.02%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                            Aberdeen
                          International      S&P 500(R)      MSCI EAFE(R)
                             Series            Index            Index
                          -------------      ----------      ------------
           12/31/99         $10,000           $10,000          $10,000
           12/29/00           8,419             9,081            8,604
           12/31/01           6,395             8,003            6,779
           12/31/02           5,448             6,234            5,718
           12/31/03           7,184             8,024            7,957
           12/31/04           8,677             8,896            9,604
           12/30/05          10,288             9,334           10,951
           12/29/06          13,105            10,807           13,892
           12/31/07          15,063            11,401           15,507
           12/31/08           9,191             7,183            8,830
           12/31/09          12,856             9,084           11,697


  For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

DUFF & PHELPS REAL ESTATE SECURITIES SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES (THE "SERIES") is non-diversified and has an investment objective to seek capital appreciation and income with approximately equal emphasis.

- For the fiscal year ended December 31, 2009, the Series returned 29.11%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the FTSE NAREIT Equity REITs Index, the Series' style-specific benchmark, returned 27.99%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- Risk premiums contracted significantly in 2009 as measured by country risk premiums or corporate bond spreads and have been a significant driver behind the improvement in REIT equity prices over the last 12 months.

- De-leveraging and capital preservation has been embraced by management teams and rewarded by the market, as more than $18 billion has been raised in over 50 equity issuances in the U.S. since late March 2009.

- Over $8 billion of unsecured debt was issued by listed REITs in 2009, with most of the offerings occurring in the third quarter forward.

- Real estate transaction volume, while still down significantly from prior years, is increasing and pricing is not showing the distress originally anticipated by the market, particularly for high quality, well-located assets.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

-    The Series outperformed its Benchmark and the S&P 500 in 2009.

- Attribution results highlight positive contributions from both property sector allocation and stock selection in the year, with the greatest contribution from stock selection.

- Property sectors contributing the most to the outperformance were Regional Malls (due to both allocation and selection), Specialty (due to both allocation and selection), and Diversified (due to both allocation and selection) while the largest detractors were Office (due to selection), Lodging (due to allocation), and Self Storage (due to allocation).

- We see the recapitalization of the global real estate securities industry, the majority of which has been completed, continuing to lower overall leverage, and positioning the industry to take advantage of external growth opportunities which will emerge over the next one to three years.

- Commercial real estate debt maturities over the next few years will be a catalyst for increased transaction activity, as in many cases new equity will need to be injected to restore loan-to-value ratios to today's more conservative levels.

- Global real estate fundamentals will improve with a lag to the global economy but, once demand returns, relatively benign levels of existing supply will support a more robust recovery.

- In the real estate downturn of the early '90s, REITs bottomed in fourth quarter 1990, and rebounded by close to 60% before the private commercial real estate prices bottomed in second quarter 1993, something you would expect given the forward looking nature of equity markets.

- The significant contraction in risk premiums over the last 12 months contributed to the out performance of higher beta, lower quality stocks, just as it has in previous cycles.

- As the market shifts away from the recovery trade of 2009 to a focus on fundamentals in 2010, we believe companies with better positioned balance sheets and the capacity for growth will outperform.

- No longer will the focus be on selling assets or equity to repair broken balance sheets, but rather on returning to the more virtuous cycle of issuing capital to make attractive acquisitions at positive spreads to underlying cost of capital and growing cash flow per share and ultimately dividends.

- As long-term fundamental investors in real estate equities, with an emphasis on growth-at-a-reasonable-price, we anxiously await the emergence of this cycle and we believe our investment strategy is positioned to do well in this environment.

- We continue to emphasize secure, attractive and visible dividend yields and diversification of holdings.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

     INVESTING IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, CHANGES IN THE VALUE OF PROPERTIES REITS OWN, DEPENDENCY ON MANAGEMENT SKILLS, ECONOMIC IMPACT ON THE INDUSTRY AND RISKS SIMILAR TO THOSE LINKED TO SMALL-COMPANY INVESTING.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Apartments                                 17%
Health Care                                13
Regional Malls                             13
Office                                     12
Shopping Centers                            8
Self Storage                                7
Specialty                                   7
Other (includes short-term investments)    23
                                          ---
Total                                     100%
                                          ===

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                              1 year   5 years   10 years
                                              ------   -------   --------
DUFF & PHELPS REAL ESTATE SECURITIES SERIES   29.11%    1.62%     12.17%
S&P 500(R) INDEX                              26.46     0.42      -0.96
FTSE NAREIT EQUITY REITS INDEX                27.99     0.36      10.62
SERIES EXPENSE RATIO(2): 1.01%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                           Duff & Phelps
                            Real Estate                      FTSE NAREIT
                            Securities       S&P 500(R)     Equity REITs
                              Series           Index            Index
                           -------------     ----------     ------------
           12/31/99           $10,000         $10,000          $10,000
           12/29/00            13,078           9,081           12,636
           12/31/01            13,943           8,003           14,396
           12/31/02            15,628           6,234           14,945
           12/31/03            21,608           8,024           20,496
           12/31/04            29,104           8,896           26,965
           12/30/05            33,497           9,334           30,246
           12/29/06            45,913          10,807           40,847
           12/31/07            38,700          11,401           34,437
           12/31/08            24,427           7,183           21,445
           12/31/09            31,539           9,084           27,447


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

VAN KAMPEN COMSTOCK SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-VAN KAMPEN COMSTOCK SERIES (THE "SERIES") is diversified and has an investment objective to seek long-term capital appreciation. The Series has a secondary investment objective to seek current income.

- For the fiscal year ended December 31, 2009, the Series returned 29.97%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46% and the Russell 1000(R) Value Index, the Series' style-specific benchmark, returned 19.69%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- In 2009, the stock market staged a strong comeback from the substantial declines caused by the financial crisis and economic recession, although the market remained below its October 2007 high. In early March, equities began a large rally from depressed valuation levels that continued through the end of the period due to several factors including the lessening risk of an economic depression, the strengthening financial system, better-than-expected corporate earnings, and the Federal Reserve's zero interest rate policy. However, unemployment rates remained high, serving as a persistent threat to the fragile recovery.

- While we have seen some improvements, we continue to believe the economy faces some real risks and challenges, with the greatest headwind coming from a prolonged period of reduced consumer spending. Paradoxically, while higher savings and lower spending rates may be positive for the economy over the long term, the trend is likely to dampen economic growth in the near term.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Relative to the Russell 1000(R) Value Index (the "Russell Index"), the Series' significant overweight in information technology was the largest positive contributor. On average during the period, the Series held a three times larger weight than that of the Russell Index. The Series benefited from holdings across the sector, including internet retail, hardware, and semiconductors.

- In the energy sector, both stock selection and an underweight aided relative performance. The sector was among the weakest-performing groups in the Russell Index for the period, and we have only recently begun building a small position in selected stocks that fit our criteria, mostly integrated oil companies.

- Stock selection and a slight overweight in the basic materials sector also bolstered performance, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition.

- In the consumer discretionary sector, where the Series holds primarily media stocks, a turnaround in ad spending propelled gains in the Series' holdings.

- Within health care, acquisitions made by Pfizer and Merck lifted the Series' holdings in large-cap pharmaceutical stocks.

- The financials sector was the single largest detractor from performance, hampered by stock selection within insurance and diversified financials companies. Some of the best-performing diversified financial companies during the period were among the worst performers in the previous year. However, we remained cautious about the financial health of many of these companies and began building positions only after the credit markets began stabilizing and we conducted a thorough evaluation of balance sheets.

- Relative to the S&P 500(R) Index, the Series benefited from stock selection in materials, an overweight in consumer discretionary, stock selection and an underweight in the energy sector, and stock selection in health care. However, relative gains were somewhat offset by the negative impact of an underweight in the technology sector and stock selection in the financials sector.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.

THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THEIR INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF IT INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Financials                                 23%
Consumer Discretionary                     18
Health Care                                15
Consumer Staples                           12
Information Technology                     11
Energy                                      7
Materials                                   5
Other (includes short-term investments)     9
                                          ---
Total                                     100%
                                          ===

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                      1 year   5 years   10 years
                                                      ------   -------   --------
VAN KAMPEN COMSTOCK SERIES                            29.97%     0.81%     2.11%
S&P 500(R) INDEX                                      26.46      0.42     -0.96
RUSSELL 1000(R) VALUE INDEX                           19.69     -0.25      2.47
SERIES EXPENSE RATIOS(2): GROSS: 1.01%; NET: 0.95%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                            Van Kampen      S&P 500(R)   Russell 1000(R)
                          Comstock Series     Index        Value Index
                          ---------------   ----------   ---------------
           12/31/99           $10,000       $10,000          $10,000
           12/29/00            13,216         9,081           10,701
           12/31/01            10,843         8,003           10,103
           12/31/02             8,465         6,234            8,535
           12/31/03            10,485         8,024           11,098
           12/31/04            11,840         8,896           12,928
           12/30/05            12,482         9,334           13,840
           12/29/06            15,091        10,807           16,919
           12/31/07            14,756        11,401           16,890
           12/31/08             9,484         7,183           10,666
           12/31/09            12,327         9,084           12,766


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

VAN KAMPEN EQUITY 500 INDEX SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES (THE "SERIES") is diversified and has an investment objective to seek high total return.

- For the fiscal year ended December 31, 2009, the Series returned 26.22%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 26.46%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS IN WHICH THE SERIES INVESTS PERFORM DURING THE SERIES' FISCAL YEAR?

- The S&P 500(R) Index (the "Index") returned 26.46 percent for the year ended December 31, 2009. The year began with a rough start, with woes in the financial system and significant declines in economic activity across all sectors and segments of the economy. Unemployment kept rising, while consumer confidence and spending collapsed. The recession, which spread beyond the U.S. into developed and emerging markets as well, has been the worst since the Great Depression. The U.S. equity market continued to tumble, reaching its lowest point in March of 2009.

- However, as a result of truly unprecedented global response in the first half of 2009, so-called "green shoots"--tentative signs of improvement in quite a few economic indicators--began to appear. Late summer saw a stabilization of housing prices, a decline in inventories and positive industrial production. Since early March markets embarked on a sizeable rally following a slow stream of positive news through the end of the year. Although unemployment remains high (at 10 percent in December), the consensus at the end of the period seems to be that the global economy is in the early stage of upturn and recession is over.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Within the Index and therefore the Series, all ten sectors had positive absolute performance during the 12-month period, with nine of them posting double-digit returns. The best performing sectors were information technology, materials and consumer discretionary. Commodity prices in 2009 led to the improvement in the performance of the materials and energy sectors. The financials sector rebounded as a result of government intervention.

- The outperformance was pervasive as the economy showed signs of improvement. Other performance trends within the Series and the Index during the period included the outperformance of growth stocks within every capitalization segment, as well as outperformance of small-cap stocks.

- Because the Index is market capitalization weighted (and that the Series seeks to replicate the performance attributes of the S&P 500 Index before Series fees), the overall contribution of each sector was influenced by its relative size within the S&P 500 Index and the Series. As such, the sectors that contributed the most to the Series' return were information technology, consumer discretionary and financials, while telecommunication services and utilities were the least contributors.

- The opinions are those of the Series' portfolio managers as of December 31, 2009 and are subject to change at any time due to market or economic conditions. Portfolio holdings and sectors are subject to change daily. All information provided is for informational purposes only and should not be deemed as a recommendation to buy or sell the securities in the industries shown above. The forecasts in this piece are not necessarily those of Van Kampen, and may not actually come to pass.

- Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower higher than the figures shown. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

- There is no assurance that a mutual fund will achieve its investment objective. All investments involve risk including the possible loss of principal. Please refer to the prospectus for specific details regarding the funds risk profile.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

Information Technology                     20%
Financials                                 14
Health Care                                13
Consumer Staples                           11
Energy                                     11
Consumer Discretionary                     10
Industrials                                10
Other (includes short-term investments)    11
                                          ---
Total                                     100%
                                          ===

   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/09

                                                      1 year   5 years   10 years
                                                      ------   -------   --------
VAN KAMPEN EQUITY 500 INDEX SERIES                    26.22%    -0.35%    -2.07%
S&P 500(R) INDEX                                      26.46      0.42     -0.96
SERIES EXPENSE RATIOS(2): GROSS: 0.60%; NET: 0.50%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIOS OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/09, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/10. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT INFORMATION.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


                            Van Kampen
                            Equity 500
                           Index Series      S&P 500(R) Index
                           ------------      ----------------
           12/31/99           $10,000            $10,000
           12/29/00             8,853              9,081
           12/31/01             7,799              8,003
           12/31/02             5,952              6,234
           12/31/03             7,513              8,024
           12/31/04             8,252              8,896
           12/30/05             8,557              9,334
           12/29/06             9,773             10,807
           12/31/07            10,249             11,401
           12/31/08             6,425              7,183
           12/31/09             8,110              9,084


   For information regarding the indexes and key investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                          PHOENIX CAPITAL GROWTH SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--11.2%
Amazon.com, Inc.(2)                                   38,923       $       5,236
Best Buy Co., Inc.                                    56,284               2,221
DIRECTV Class A(2)                                   125,589               4,188
Johnson Controls, Inc.                                87,926               2,395
Lowe's Cos., Inc.                                    116,670               2,729
Staples, Inc.                                         99,407               2,444
Target Corp.                                          56,284               2,723
Time Warner, Inc.(2)                                  97,587               2,844
Wynn Resorts Ltd.                                     30,242               1,761
                                                                   -------------
                                                                          26,541
                                                                   -------------
CONSUMER STAPLES--8.0%
Mead Johnson Nutrition Co.
   Class A                                            28,002               1,224
PepsiCo, Inc.                                         68,045               4,137
Philip Morris International, Inc.                     83,026               4,001
Procter & Gamble Co. (The)                           115,648               7,012
Wal-Mart Stores, Inc.                                 46,763               2,499
                                                                   -------------
                                                                          18,873
                                                                   -------------
ENERGY--8.6%
Canadian Natural Resources Ltd.                       58,524               4,211
National Oilwell Varco, Inc.                         109,530               4,829
Occidental Petroleum Corp.                            50,544               4,112
Petroleo Brasileiro SA ADR                            48,513               2,313
Range Resources Corp.                                 50,544               2,519
Southwestern Energy Co.(2)                            50,124               2,416
                                                                   -------------
                                                                          20,400
                                                                   -------------
FINANCIALS--2.7%
American Express Co.                                  70,845               2,871
JPMorgan Chase & Co.                                  84,426               3,518
                                                                   -------------
                                                                           6,389
                                                                   -------------
HEALTH CARE--11.8%
Abbott Laboratories                                   79,211               4,277
Allergan, Inc.                                        37,523               2,364
Amgen, Inc.(2)                                        42,703               2,416
Baxter International, Inc.                            50,929               2,988
Becton, Dickinson & Co.                               25,867               2,040
Gilead Sciences, Inc.(2)                              38,066               1,647
Johnson & Johnson                                     68,185               4,392
St. Jude Medical, Inc.(2)                             90,026               3,311
Teva Pharmaceutical Industries Ltd.
   Sponsored ADR                                      40,043               2,250
UnitedHealth Group, Inc.                              73,085               2,228
                                                                   -------------
                                                                          27,913
                                                                   -------------

                                                  SHARES               VALUE
                                              --------------       -------------
INDUSTRIALS--13.6%
3M Co.                                                35,703       $       2,952
Caterpillar, Inc.                                     52,504               2,992
Cummins, Inc.                                         61,324               2,812
Danaher Corp.                                         32,167               2,419
Emerson Electric Co.                                  55,024               2,344
Joy Global, Inc.                                      46,763               2,412
Parker Hannifin Corp.                                 40,463               2,180
Raytheon Co.                                          45,363               2,337
Union Pacific Corp.                                   58,384               3,731
United Parcel Service, Inc. Class B                   38,503               2,209
United Technologies Corp.                             81,906               5,685
                                                                   -------------
                                                                          32,073
                                                                   -------------
INFORMATION TECHNOLOGY--37.8%
Accenture plc Class A                                 60,904               2,528
Adobe Systems, Inc.(2)                               136,230               5,011
Analog Devices, Inc.                                  74,765               2,361
Apple, Inc.(2)                                        51,524              10,864
Broadcom Corp. Class A(2)                             44,803               1,409
Cisco Systems, Inc.(2)                               235,602               5,640
Citrix Systems, Inc.(2)                               69,725               2,901
Corning, Inc.                                        126,009               2,433
eBay, Inc.(2)                                        148,691               3,500
EMC Corp.(2)                                         249,218               4,354
Google, Inc. Class A(2)                               14,996               9,297
Hewlett-Packard Co.                                  141,410               7,284
Intel Corp.                                          205,535               4,193
International Business Machines Corp.                 42,738               5,594
Microsoft Corp.                                      368,366              11,232
Oracle Corp.                                         145,190               3,563
Visa, Inc. Class A                                    36,403               3,184
Yahoo!, Inc.(2)                                      240,117               4,029
                                                                   -------------
                                                                          89,377
                                                                   -------------
Materials--4.2%
Freeport-McMoRan
   Copper & Gold, Inc.(2)                             58,314               4,682
Potash Corp. of Saskatchewan, Inc.                    27,442               2,978
Praxair, Inc.                                         26,462               2,125
                                                                   -------------
                                                                           9,785
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $185,075)                                            231,351
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--97.9%
   (IDENTIFIED COST $185,075)                                            231,351
                                                                   -------------

                                                  SHARES               VALUE
                                              --------------       -------------
SHORT-TERM INVESTMENTS--1.9%
MONEY MARKET MUTUAL FUNDS--1.9%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                         4,545,183       $       4,545
                                              --------------       -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $4,545)                                                4,545
                                                                   -------------
TOTAL INVESTMENTS--99.8%
   (IDENTIFIED COST $189,620)                                            235,896(1)
                                                                   -------------
Other assets and liabilities, net--0.2%                                      513
                                                                   -------------
NET ASSETS--100.0%                                                 $     236,409
                                                                   =============


COUNTRY WEIGHTINGS as of 12/31/09+

United States                                  92%
Canada                                          3
Switzerland                                     2
Brazil                                          1
Ireland                                         1
Israel                                          1
                                              ---
Total                                         100%
                                              ---

+    % of total investments as of December 31, 2009

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                   Total
                                                 Value at            Level 1 -
                                               December 31,            Quoted
                                                   2009                Prices
                                              --------------       -------------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks                              $      231,351       $     231,351
   Short-Term Investments                              4,545               4,545
                                              --------------       -------------
      Total                                   $      235,896       $     235,896
                                              --------------       -------------

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

           PHOENIX DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
EXCHANGE-TRADED FUNDS--49.2%
iShares S&P Developed Ex-U.S.
   Property Index Fund                                19,131       $         587
iShares S&P Global Infrastructure
   Index Fund                                         28,297                 964
iShares S&P GSCI Commodity Index Trust(2)             37,090               1,180
SPDR S&P International Small Cap ETF                  45,165               1,144
Vanguard Emerging Markets ETF                         16,460                 675
Vanguard Intermediate-Term Bond ETF                   11,008                 870
Vanguard Large-Cap ETF                                11,263                 571
Vanguard Small-Cap Value ETF                          36,233               1,974
Vanguard Value ETF                                    33,750               1,612
                                                                   -------------
TOTAL EXCHANGE-TRADED FUNDS
   (IDENTIFIED COST $8,606)                                                9,577
                                                                   -------------
MUTUAL FUNDS--50.4%
Phoenix Capital Growth Series(11)                     97,460               1,250
Phoenix Mid-Cap Growth Series(11)                     81,468                 984
Phoenix Small-Cap Growth Series(11)                   69,583                 812
Phoenix-Aberdeen International Series(11)            175,770               2,613
Phoenix-Duff & Phelps Real Estate
   Securities Series(11)                              50,076               1,014
Sentinel Common Stock Fund                           100,324               2,771
Sentinel Government Securities Fund                   35,955                 381
                                                                   -------------
TOTAL MUTUAL FUNDS
   (IDENTIFIED COST $8,055)                                                9,825
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--99.6%
   (IDENTIFIED COST $16,661)                                              19,402
                                                                   -------------

                                                  SHARES               VALUE
                                              --------------       -------------
SHORT-TERM INVESTMENTS--0.5%
MONEY MARKET MUTUAL FUNDS--0.5%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           103,118       $         103
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $103)                                                    103
                                                                   -------------
TOTAL INVESTMENTS--100.1%
   (IDENTIFIED COST $16,764)                                              19,505(1)
                                                                   -------------
Other assets and liabilities, net--(0.1)%                                    (25)
                                                                   -------------
NET ASSETS--100.0%                                                 $      19,480
                                                                   =============

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                   Total
                                                 Value at            Level 1 -
                                               December 31,            Quoted
                                                   2009                Prices
                                              --------------       -------------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Exchange-Traded Funds                      $        9,577       $       9,577
   Mutual Funds                                        9,825               9,825
   Short-Term Investments                                103                 103
                                              --------------       -------------
      Total                                   $       19,505       $      19,505
                                              ==============       =============

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                 PHOENIX DYNAMIC ASSET ALLOCATION SERIES: GROWTH
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)


                                                  SHARES               VALUE
                                              --------------       -------------
EXCHANGE-TRADED FUNDS--50.7%
iShares Barclays Treasury
   Inflation Protected Securities
   Bond Fund                                           9,827       $       1,021
iShares S&P Developed Ex-U.S.
   Property Index Fund                                22,457                 689
iShares S&P Global
   Infrastructure Index Fund                          39,623               1,350
iShares S&P GSCI Commodity
   Index Trust(2)                                     54,760               1,743
SPDR S&P International Small
   Cap ETF                                            74,660               1,891
Vanguard Emerging Markets
   ETF                                                20,730                 850
Vanguard Intermediate-Term
   Bond ETF                                           25,780               2,039
Vanguard Large-Cap ETF                                16,502                 836
Vanguard Short-Term Bond
   ETF                                                14,940               1,188
Vanguard Small-Cap Value
   ETF                                                55,361               3,016
Vanguard Value ETF                                    56,140               2,681
                                                                   -------------
TOTAL EXCHANGE-TRADED FUNDS
   (IDENTIFIED COST $15,733)                                              17,304
                                                                   -------------
MUTUAL FUNDS--48.7%
JPMorgan Short Duration Bond
   Fund                                               94,173               1,022
Phoenix Capital Growth
   Series(11)                                        169,757               2,177
Phoenix Mid-Cap Growth
   Series(11)                                        126,666               1,530


                                                  SHARES               VALUE
                                              --------------       -------------
Phoenix Small-Cap Growth
   Series(11)                                        102,626       $       1,197
Phoenix-Aberdeen International
   Series(11)                                        253,945               3,775
Phoenix-Duff & Phelps Real
   Estate Securities Series(11)                       67,241               1,362
Sentinel Common Stock
   Fund                                              163,962               4,529
Sentinel Government
   Securities Fund                                    96,351               1,020
                                                                   -------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $13,762)                                                 16,612
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--99.4%
   (IDENTIFIED COST $29,495)                                              33,916
                                                                   -------------
SHORT-TERM INVESTMENTS--0.8%
MONEY MARKET MUTUAL FUNDS--0.8%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           260,899                 261
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $261)                                                    261
                                                                   -------------
TOTAL INVESTMENTS--100.2%
   (IDENTIFIED COST $29,756)                                              34,177(1)
                                                                   -------------
Other assets and liabilities, net--(0.2)%                                    (69)
                                                                   -------------
NET ASSETS--100.0%                                                 $      34,108
                                                                   =============

The following table provides a summary of inputs used value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                    Total         Level 1 -
                                                   Value at        Quoted
                                              December 31, 2009    Prices
                                              -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Exchange-Traded Funds                      $          17,304   $  17,304
   Mutual Funds                                          16,612      16,612
   Short-Term Investments                                   261         261
                                              -----------------   ---------
      Total                                   $          34,177   $  34,177
                                              =================   =========

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
EXCHANGE-TRADED FUNDS--54.9%
iShares Barclays Treasury
   Inflation Protected Securities
   Bond Fund                                          38,268       $       3,976
iShares S&P GSCI Commodity
   Index Trust(2)                                     31,330                 997
SPDR S&P International Small
   Cap ETF                                            39,090                 990
Vanguard Intermediate-Term
   Bond ETF                                           27,090               2,142
Vanguard Large-Cap ETF                                13,098                 664
Vanguard Long-Term Bond
   ETF                                                26,076               1,986
Vanguard Short-Term Bond
   ETF                                                52,020               4,138
Vanguard Small-Cap Value
   ETF                                                24,178               1,317
Vanguard Value ETF                                    41,430               1,978
                                                                   -------------
TOTAL EXCHANGE-TRADED FUNDS
   (IDENTIFIED COST $16,386)                                              18,188
                                                                   -------------
MUTUAL FUNDS--40.9%
JPMorgan Short Duration Bond
   Fund                                              380,809               4,132
Phoenix Capital Growth
   Series(11)                                         51,359                 659
Phoenix Mid-Cap Growth
   Series(11)                                         94,560               1,142
Phoenix-Aberdeen International
   Series(11)                                        147,256               2,188
Sentinel Common Stock
   Fund                                              130,610               3,607
Sentinel Government Securities
   Fund                                              171,833               1,820
                                                                   -------------
TOTAL MUTUAL FUNDS
   (IDENTIFIED COST $12,266)                                              13,548
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--95.8%
   (IDENTIFIED COST $28,652)                                              31,736
                                                                   -------------

                                                  SHARES               VALUE
                                              --------------       -------------
SHORT-TERM INVESTMENTS--3.7%
MONEY MARKET MUTUAL FUNDS--3.7%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                         1,221,743       $       1,222
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $1,222)                                                1,222
                                                                   -------------
TOTAL INVESTMENTS--99.5%
   (IDENTIFIED COST $29,874)                                              32,958(1)
                                                                   -------------
Other assets and liabilities, net--0.5%                                      154
                                                                   -------------
NET ASSETS--100.0%                                                 $      33,112
                                                                   =============

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                    Total         Level 1 -
                                                   Value at        Quoted
                                              December 31, 2009    Prices
                                              -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Exchange-Traded Funds                      $          18,188   $  18,188
   Mutual Funds                                          13,548      13,548
   Short-Term Investments                                 1,222       1,222
                                              -----------------   ---------
      Total                                   $          32,958   $  32,958
                                              =================   =========

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

Refer to Key Investment Terms and Footnote Legend starting on page 4.

                           See Notes to Financial Statements

            PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
EXCHANGE-TRADED FUNDS--53.4%
iShares Barclays Treasury
   Inflation Protected Securities Bond Fund           18,769       $       1,950
iShares S&P Developed Ex-U.S.
   Property Index Fund                                18,682                 573
iShares S&P Global
   Infrastructure Index Fund                          25,052                 854
iShares S&P GSCI Commodity
   Index Trust (2)                                    36,390               1,158
SPDR S&P International Small Cap ETF                  45,150               1,144
Vanguard Emerging Markets ETF                         13,890                 570
Vanguard Intermediate-Term Bond ETF                   19,999               1,581
Vanguard Large-Cap ETF                                14,277                 723
Vanguard Long-Term Bond ETF                           13,414               1,022
Vanguard Short-Term Bond ETF                          30,040               2,389
Vanguard Small-Cap Value ETF                          33,068               1,802
Vanguard Value ETF                                    38,470               1,837
                                                                   -------------
TOTAL EXCHANGE-TRADED FUNDS
   (IDENTIFIED COST $14,252)                                              15,603
                                                                   -------------
MUTUAL FUNDS--43.6%
JPMorgan Short Duration Bond Fund                    206,980               2,246
Phoenix Capital Growth Series(11)                     78,966               1,013
Phoenix Mid-Cap Growth Series(11)                    111,659               1,349
Phoenix-Aberdeen International Series(11)            172,651               2,567
Phoenix-Duff & Phelps Real
   Estate Securities Series(11)                       45,387                 919
Sentinel Common Stock Fund                           122,325               3,378
Sentinel Government Securities Fund                  120,328               1,274
                                                                   -------------
TOTAL MUTUAL FUNDS
   (IDENTIFIED COST $11,062)                                              12,746
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--97.0%
   (IDENTIFIED COST $25,314)                                              28,349
                                                                   -------------

                                                  SHARES                VALUE
                                              --------------       -------------
SHORT-TERM INVESTMENTS--2.2%
MONEY MARKET MUTUAL FUNDS--2.2%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           657,193       $         657
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $657)                                                    657
                                                                   -------------
TOTAL INVESTMENTS--99.2%
   (IDENTIFIED COST $25,971)                                              29,006(1)
                                                                   -------------
Other assets and liabilities, net--0.8%                                      230
                                                                   -------------
NET ASSETS--100.0%                                                 $      29,236
                                                                   =============

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                   Total         Level 1
                                 Value at        Quoted
                             December 31, 2009   Prices
                             -----------------   -------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Exchange-Traded Funds          $15,603        $15,603
   Mutual Funds                    12,746         12,746
   Short-Term Investments             657            657
                                  -------        -------
      Total                       $29,006        $29,006
                                  =======        =======

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES                VALUE
                                              --------------       -------------
COMMON STOCKS--97.3%
CONSUMER DISCRETIONARY--5.4%
McDonald's Corp.                                      31,000       $       1,936
NIKE, Inc. Class B                                    30,000               1,982
Under Armour, Inc. Class A(2)                         35,000                 954
                                                                   -------------
                                                                           4,872
                                                                   -------------
CONSUMER STAPLES--12.5%
Altria Group, Inc.                                    94,000               1,845
Bunge Ltd.                                            28,300               1,807
Clorox Co. (The)                                      32,000               1,952
Costco Wholesale Corp.                                34,000               2,012
PepsiCo, Inc.                                         31,000               1,885
Philip Morris International, Inc.                     38,000               1,831
                                                                   -------------
                                                                          11,332
                                                                   -------------
ENERGY--16.9%
Chevron Corp.                                         25,000               1,925
ConocoPhillips                                        36,000               1,838
Halliburton Co.                                       63,000               1,896
Massey Energy Co.                                     41,000               1,722
Occidental Petroleum Corp.                            26,000               2,115
Petroleo Brasileiro SA ADR                            42,000               2,003
Valero Energy Corp.                                  100,000               1,675
Williams Cos., Inc. (The)                             98,000               2,066
                                                                   -------------
                                                                          15,240
                                                                   -------------
FINANCIALS--4.1%
Goldman Sachs Group, Inc. (The)                       11,000               1,857
Hudson City Bancorp, Inc.                            131,700               1,809
                                                                   -------------
                                                                           3,666
                                                                   -------------
HEALTH CARE--12.8%
Biogen Idec, Inc.(2)                                  39,000               2,086
Gilead Sciences, Inc.(2)                              40,000               1,731
Johnson & Johnson                                     31,200               2,010
Shire plc ADR                                         34,000               1,996
St. Jude Medical, Inc.(2)                             45,000               1,655
UnitedHealth Group, Inc.                              67,000               2,042
                                                                   -------------
                                                                          11,520
                                                                   -------------
INDUSTRIALS--12.3%
Caterpillar, Inc.                                     20,000               1,140
Continental Airlines, Inc. Class B(2)                119,000               2,132
Dryships, Inc.(2)                                    306,000               1,781
Foster Wheeler AG(2)                                  61,000               1,796
L-3 Communications Holdings, Inc.                     23,000               2,000
Union Pacific Corp.                                   35,000               2,236
                                                                   -------------
                                                                          11,085
                                                                   -------------

                                                  SHARES                VALUE
                                              --------------       -------------
INFORMATION TECHNOLOGY--18.0%
Cisco Systems, Inc.(2)                                96,000       $       2,298
Corning, Inc.                                        102,000               1,970
Hewlett-Packard Co.                                   38,000               1,957
International Business Machines Corp.                 17,200               2,252
Microsoft Corp.                                       65,000               1,982
Nokia Oyj Sponsored ADR                              133,700               1,718
QUALCOMM, Inc.                                        41,700               1,929
Research In Motion Ltd.(2)                            32,000               2,161
                                                                   -------------
                                                                          16,267
                                                                   -------------
MATERIALS--8.9%
Alcoa, Inc.                                           99,000               1,596
Freeport-McMoRan Copper & Gold, Inc.(2)               31,000               2,489
Nucor Corp.                                           40,000               1,866
Potash Corp. of Saskatchewan, Inc.                    19,000               2,061
                                                                   -------------
                                                                           8,012
                                                                   -------------
TELECOMMUNICATION SERVICES--4.4%
AT&T, Inc.                                            71,000               1,990
Verizon Communications, Inc.                          61,000               2,021
                                                                   -------------
                                                                           4,011
                                                                   -------------
UTILITIES--2.0%
Exelon Corp.(2)                                       38,000               1,857
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $66,531)                                              87,862
                                                                   -------------
EXCHANGE-TRADED FUNDS--1.9%
PowerShares Deutsche Bank
   Agriculture Fund(2)                                64,400               1,702
                                                                   -------------
TOTAL EXCHANGE-TRADED FUNDS
   (IDENTIFIED COST $1,605)                                                1,702
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--99.2%
   (IDENTIFIED COST $68,136)                                              89,564
                                                                   -------------
SHORT-TERM INVESTMENTS--0.8%
MONEY MARKET MUTUAL FUNDS--0.8%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           758,587                 759
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $759)                                                    759
                                                                   -------------
TOTAL INVESTMENTS--100.0%
   (IDENTIFIED COST $68,895)                                              90,323(1)
                                                                   -------------
Other assets and liabilities, net--0.0%                                      (23)
                                                                   -------------
NET ASSETS--100.0%                                                 $      90,300
                                                                   =============

COUNTRY WEIGHTINGS as of 12/31/09+

United States     81%
Canada             5
Bermuda            4
Brazil             2
Greece             2
Switzerland        2
United Kingdom     2
Other              2
                 ---
Total            100%
                 ===

+    % of total investments as of December 31, 2009

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                   Total         Level 1 -
                                 Value at         Quoted
                             December 31, 2009    Prices
                             -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks                  $87,862         $87,862
   Exchange-Traded Funds            1,702           1,702
   Short-Term Investments             759             759
                                  -------         -------
      Total                       $90,323         $90,323
                                  =======         =======

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                       SHARES          VALUE
                                                    ------------   ------------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--20.1%
Bally Technologies, Inc.(2)                                5,500   $        227
Bed Bath & Beyond, Inc.(2)                                12,300            475
Cablevision Systems Corp. Class A                          8,000            207
CarMax, Inc.(2)                                           13,500            327
Coach, Inc.                                                7,500            274
Crew (J.) Group, Inc.(2)                                   8,750            391
DeVry, Inc.                                                8,900            505
Discovery Communications, Inc. Class A(2)                  7,000            215
Dollar Tree, Inc.(2)                                       9,500            459
DreamWorks Animation SKG, Inc. Class A(2)                  9,000            360
Marriott International, Inc. Class A                       8,186            223
Nordstrom, Inc.                                           13,700            515
Penn National Gaming, Inc.(2)                             19,500            530
Polo Ralph Lauren Corp.                                    1,500            121
priceline.com, Inc.(2)                                     2,000            437
Ross Stores, Inc.                                         17,000            726
Royal Caribbean Cruises Ltd.(2)                            8,000            202
Scripps Networks Interactive, Inc. Class A                 5,500            228
Strayer Education, Inc.                                    2,800            595
Tiffany & Co.                                              4,000            172
TJX Cos., Inc. (The)                                      12,200            446
Urban Outfitters, Inc.(2)                                 30,000          1,050
Williams-Sonoma, Inc.                                     14,200            295
WMS Industries, Inc.(2)                                   23,000            920
                                                                   ------------
                                                                          9,900
                                                                   ------------
CONSUMER STAPLES--3.1%
Avon Products, Inc.                                        8,500            268
Church & Dwight Co., Inc.                                  7,700            465
Mead Johnson Nutrition Co. Class A                        12,300            538
Smucker (J.M.) Co. (The)                                   4,500            278
                                                                   ------------
                                                                          1,549
                                                                   ------------
ENERGY--8.6%
Alpha Natural Resources, Inc.(2)                           4,500            195
Cabot Oil & Gas Corp.                                      8,000            349
CARBO Ceramics, Inc.                                       9,600            654
Concho Resources, Inc.(2)                                 21,100            947
Core Laboratories N.V.                                     4,400            520
Oceaneering International, Inc.(2)                         5,000            293
Range Resources Corp.                                     12,600            628
Southwestern Energy Co.(2)                                13,700            660
                                                                   ------------
                                                                          4,246
                                                                   ------------

                                                       SHARES          VALUE
                                                    ------------   ------------
FINANCIALS--4.6%
Affiliated Managers Group, Inc.(2)                         7,000   $        472
Artio Global Investors, Inc.(2)                            8,000            204
IntercontinentalExchange, Inc.(2)                          4,750            533
Invesco Ltd.                                              21,000            493
MSCI, Inc. Class A(2)                                     18,000            572
                                                                   ------------
                                                                          2,274
                                                                   ------------
HEALTH CARE--13.5%
Alexion Pharmaceuticals, Inc.(2)                          10,500            513
Allscripts-Misys Healthcare Solutions, Inc.(2)            17,500            354
BioMarin Pharmaceutical, Inc.(2)                           9,000            169
Dendreon Corp.(2)                                          7,000            184
Edwards Lifesciences Corp.(2)                              5,500            478
Express Scripts, Inc.(2)                                   9,800            847
HMS Holdings Corp.(2)                                      8,750            426
Human Genome Sciences, Inc.(2)                            13,000            398
Intuitive Surgical, Inc.(2)                                1,000            303
Masimo Corp.(2)                                            6,000            183
MedAssets, Inc.(2)                                        12,000            255
Mylan, Inc.(2)                                            21,500            396
NuVasive, Inc.(2)                                         10,500            336
PSS World Medical, Inc.(2)                                10,000            226
ResMed, Inc.(2)                                            5,000            261
Sirona Dental Systems, Inc.(2)                             8,000            254
Talecris Biotherapeutics Holdings Corp.(2)                20,000            445
Vertex Pharmaceuticals, Inc.(2)                           10,000            428
Volcano Corp.(2)                                          13,000            226
                                                                   ------------
                                                                          6,682
                                                                   ------------
INDUSTRIALS--15.8%
Ametek, Inc.                                              16,500            631
Danaher Corp.                                              7,800            587
Expeditors International of Washington, Inc.              11,000            382
Fastenal Co.                                              15,000            625
Flowserve Corp.                                            4,000            378
Grainger (W.W.), Inc.                                      5,000            484
Hunt (J.B.) Transport Services, Inc.                      14,200            458
IHS, Inc. Class A(2)                                      12,800            702
Precision Castparts Corp.                                  6,100            673
Robinson (C.H.) Worldwide, Inc.                           12,600            740
Rockwell Collins, Inc.                                     6,500            360
Roper Industries, Inc.                                     8,000            419
Stericycle, Inc.(2)                                       15,000            827
Verisk Analytics, Inc. Class A(2)                         17,500            530
                                                                   ------------
                                                                          7,796
                                                                   ------------

                                                       SHARES          VALUE
                                                    ------------   ------------
INFORMATION TECHNOLOGY--24.6%
Activision Blizzard, Inc.(2)                              42,500   $        472
Alliance Data Systems Corp.(2)                             4,000            258
Amphenol Corp. Class A                                    11,000            508
Analog Devices, Inc.                                      15,000            474
ANSYS, Inc.(2)                                            15,000            652
Avago Technologies Ltd.(2)                                18,500            338
Citrix Systems, Inc.(2)                                    6,000            250
Cognizant Technology Solutions Corp. Class A(2)           12,500            566
Dolby Laboratories, Inc. Class A(2)                       13,000            621
Equinix, Inc.(2)                                           5,600            595
GSI Commerce, Inc.(2)                                      7,500            190
Juniper Networks, Inc.(2)                                 19,500            520
Marvell Technology Group Ltd.(2)                          28,300            587
McAfee, Inc.(2)                                            7,700            312
Microchip Technology, Inc.                                21,000            610
MICROS Systems, Inc.(2)                                    7,300            227
National Instruments Corp.                                13,000            383
NetApp, Inc.(2)                                           12,500            430
Novellus Systems, Inc.(2)                                 11,500            268
Rovi Corp.(2)                                             14,000            446
Salesforce.com, Inc.(2)                                    4,000            295
Silicon Laboratories, Inc.(2)                             12,200            590
Solera Holdings, Inc.                                      4,000            144
Sybase, Inc.(2)                                            9,500            412
Trimble Navigation Ltd.(2)                                17,500            441
Varian Semiconductor Equipment Associates,
   Inc.(2)                                                 9,800            352
VistaPrint NV(2)                                          14,000            793
Western Digital Corp.(2)                                   9,500            420
                                                                   ------------
                                                                         12,154
                                                                   ------------
MATERIALS--4.4%
Airgas, Inc.                                              16,500            786
Cliffs Natural Resources, Inc.                             8,500            392
Ecolab, Inc.                                              16,000            713
Nalco Holding Co.                                         10,000            255
                                                                   ------------
                                                                          2,146
                                                                   ------------
TELECOMMUNICATION SERVICES--4.4%
American Tower Corp. Class A(2)                           13,000            562
Crown Castle International Corp.(2)                        7,000            273
NII Holdings, Inc.(2)                                      9,500            318
SBA Communications Corp. Class A(2)                       30,200          1,032
                                                                   ------------
                                                                          2,187
                                                                   ------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $40,399)                                             48,932
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS--99.1%
   (IDENTIFIED COST $40,399)                                             48,932
                                                                   ------------

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                       SHARES          VALUE
                                                    ------------   ------------
SHORT-TERM INVESTMENTS--1.1%
MONEY MARKET MUTUAL FUNDS--1.1%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day effective
   yield 0.080%)                                         544,280   $        544
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $544)                                                      544
                                                                   ------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $40,943)                                                49,476(1)
                                                                   ------------
Other assets and liabilities, net--(0.2)%                                   (76)
                                                                   ------------
NET ASSETS--100.0%                                                 $     49,400
                                                                   ============

COUNTRY WEIGHTINGS as of 12/31/09+
United States                         94%
Netherlands                            3
Bermuda                                2
Singapore                              1
                                     ---
Total                                100%
                                     ---

+    % of total investments as of December 31, 2009

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                   Total         Level 1 -
                                  Value at         Quoted
                             December 31, 2009     Prices
                             -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks                  $48,932         $48,932
   Short-Term Investments             544             544
                                  -------         -------
      Total                       $49,476         $49,476
                                  =======         =======

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP VALUE SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
COMMON STOCKS--99.9%
CONSUMER DISCRETIONARY--7.3%
BorgWarner, Inc.                                      69,700       $       2,316
Broadview Security, Inc.(2)                           70,900               2,314
Gentex Corp.                                         135,200               2,413
Tupperware Brands Corp.                               24,500               1,141
                                                                   -------------
                                                                           8,184
                                                                   -------------
CONSUMER STAPLES--11.3%
Alberto-Culver Co.                                    82,500               2,416
BJ's Wholesale Club, Inc.(2)                          62,500               2,044
Dr. Pepper Snapple Group, Inc.                        79,400               2,247
Mead Johnson Nutrition Co. Class A                    48,300               2,111
Molson Coors Brewing Co. Class B                      34,300               1,549
Smucker (J.M.) Co. (The)                              37,600               2,322
                                                                   -------------
                                                                          12,689
                                                                   -------------
ENERGY--6.4%
Cabot Oil & Gas Corp.                                 56,800               2,476
Plains Exploration & Production Co.(2)                75,000               2,074
Southern Union Co.                                   113,300               2,572
                                                                   -------------
                                                                           7,122
                                                                   -------------
FINANCIALS--21.7%
AXIS Capital Holdings Ltd.                            70,700               2,009
Commerce Bancshares, Inc.                             59,640               2,309
Eaton Vance Corp.                                     77,200               2,348
Equity Lifestyle Properties, Inc.                     28,100               1,418
Everest Re Group Ltd.                                 24,300               2,082
HCC Insurance Holdings, Inc.                          81,900               2,291
Healthcare Realty Trust, Inc.                         55,600               1,193
Hudson City Bancorp, Inc.                            168,700               2,316
Lazard Ltd. Class A                                   58,300               2,214
People's United Financial, Inc.                      130,700               2,183
Safety Insurance Group, Inc.                          28,800               1,043
Transatlantic Holdings, Inc.                          22,600               1,178
Willis Group Holdings Ltd.                            65,400               1,725
                                                                   -------------
                                                                          24,309
                                                                   -------------
HEALTH CARE--11.0%
Cephalon, Inc.(2)                                     19,800               1,236
CONMED Corp.(2)                                       53,300               1,215
DENTSPLY International, Inc.                          61,900               2,177

                                                  SHARES               VALUE
                                              --------------       -------------
HEALTH CARE--CONTINUED
Laboratory Corp. of America Holdings(2)               31,100       $       2,327
Natus Medical, Inc.(2)                                40,300                 596
Talecris Biotherapeutics Holdings Corp.(2)           110,600               2,463
Universal Health Services, Inc.
   Class B                                            73,400               2,239
                                                                   -------------
                                                                          12,253
                                                                   -------------
INDUSTRIALS--12.3%
AGCO Corp.(2)                                         69,800               2,257
Alexander & Baldwin, Inc.                             67,700               2,317
Alliant Techsystems, Inc.(2)                          25,200               2,224
Gardner Denver, Inc.                                  30,400               1,294
Manpower, Inc.                                        14,800                 808
Navistar International Corp.(2)                       64,600               2,497
URS Corp.(2)                                          52,000               2,315
                                                                   -------------
                                                                          13,712
                                                                   -------------
INFORMATION TECHNOLOGY--13.8%
Altera Corp.                                          59,400               1,344
Amphenol Corp. Class A                                29,700               1,372
CACI International, Inc. Class A(2)                   46,500               2,272
CommScope, Inc.(2)                                    86,900               2,305
FactSet Research Systems, Inc.                        15,600               1,028
McAfee, Inc.(2)                                       56,400               2,288
Sybase, Inc.(2)                                       56,500               2,452
Total System Services, Inc.                          133,900               2,312
                                                                   -------------
                                                                          15,373
                                                                   -------------
MATERIALS--10.7%
Airgas, Inc.                                          47,600               2,266
Albemarle Corp.                                       62,700               2,280
Allegheny Technologies, Inc.                          29,700               1,330
AptarGroup, Inc.                                      63,400               2,266
Cliffs Natural Resources, Inc.                        30,200               1,392
Eastman Chemical Co.                                  41,200               2,482
                                                                   -------------
                                                                          12,016
                                                                   -------------
UTILITIES--5.4%
DPL, Inc.                                             83,700               2,310
DTE Energy Co.                                        30,000               1,308
Wisconsin Energy Corp.                                47,700               2,377
                                                                   -------------
                                                                           5,995
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $87,967)                                             111,653
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--99.9%
   (IDENTIFIED COST $87,967)                                             111,653
                                                                   -------------

                                                  SHARES               VALUE
                                              --------------       -------------
SHORT-TERM INVESTMENTS--0.3%
MONEY MARKET MUTUAL FUNDS--0.3%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           347,394       $         347
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $347)                                                    347
                                                                   -------------
TOTAL INVESTMENTS--100.2%
   (IDENTIFIED COST $88,314)                                             112,000(1)
                                                                   -------------
Other Assets and Liabilities--(0.2)%                                        (182)
                                                                   -------------
NET ASSETS--100.0%                                                 $     111,818
                                                                   =============

COUNTRY WEIGHTINGS as of 12/31/09+
United States                         93%
Bermuda                                7
                                     ---
Total                                100%
                                     ---

+    % of total investments as of December 31, 2009

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                 Total
                               Value at      Level 1 -
                             December 31,     Quoted
                                 2009         Prices
                             ------------   ----------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks               $111,653      $111,653
   Short-Term Investments           347           347
                               --------      --------
      Total                    $112,000      $112,000
                               ========      ========

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        SEE NOTES TO FINANCIAL STATEMENTS

                          PHOENIX MONEY MARKET SERIES
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

($ reported in thousands)

                                                   FACE
                                                   VALUE               VALUE
                                              --------------       -------------
U.S. TREASURY BILLS(10)--13.3%
U.S. Treasury Bills
   0.060%, 1/28/10                            $       15,000       $      14,999
   0.100%, 4/1/10                                      6,200               6,199
                                                                   -------------
TOTAL U.S. TREASURY BILLS
   (IDENTIFIED COST $21,198)                                              21,198
                                                                   -------------
FEDERAL AGENCY SECURITIES(10)--71.8%
FHLB
   0.090%, 1/11/10                                       150                 150
   0.030%, 1/13/10                                     2,260               2,260
   0.090%, 1/13/10                                     3,500               3,500
   0.010%, 1/20/10                                     2,600               2,600
   0.030%, 1/20/10                                    11,155              11,155
   0.065%, 1/20/10                                     3,055               3,055
   0.075%, 1/20/10                                     2,145               2,145
   0.080%, 1/20/10                                     2,975               2,975
   0.100%, 1/21/10                                     2,000               2,000
   0.020%, 1/22/10                                     2,000               2,000
   0.035%, 1/22/10                                     3,505               3,505
   0.045%, 1/22/10                                     3,330               3,330
   0.070%, 1/22/10                                     3,150               3,150
   0.080%, 1/22/10                                     2,080               2,080
FHLMC
   0.020%, 1/4/10                                      2,780               2,780
   0.020%, 1/5/10                                      3,500               3,500
   0.090%, 1/11/10                                     2,100               2,100
   0.020%, 1/19/10                                     3,585               3,585
   0.020%, 1/20/10                                     2,100               2,100
   0.065%, 1/20/10                                     1,700               1,700
   0.025%, 1/25/10                                     5,000               5,000
   0.120%, 1/25/10                                     2,150               2,150
   0.030%, 2/2/10                                      4,125               4,125
   0.050%, 2/3/10                                      2,000               2,000
   0.045%, 2/8/10                                      1,710               1,710
   0.060%, 2/16/10                                     3,500               3,499
FNMA
   0.025%, 1/13/10                                     4,800               4,800
   0.020%, 1/19/10                                     2,163               2,163
   0.070%, 1/19/10                                     7,775               7,774
   0.070%, 1/20/10                                     2,505               2,505
   0.090%, 1/20/10                                     4,325               4,325
   0.100%, 1/20/10                                     4,205               4,204
   0.090%, 1/21/10                                     3,785               3,785
   0.050%, 1/22/10                                     2,870               2,870
   0.080%, 1/22/10                                     4,135               4,135
                                                                   -------------
TOTAL FEDERAL AGENCY SECURITIES
   (IDENTIFIED COST $114,715)                                            114,715
                                                                   -------------

                                                   FACE
                                                   VALUE               VALUE
                                              --------------       -------------
FEDERAL AGENCY SECURITIES--VARIABLE(3)(14)--0.5%
SBA (Final Maturity 2/25/23)
   0.750%, 1/1/10                             $           99       $          99
SBA (Final Maturity 1/25/21)
   0.750%, 1/1/10                                         12                  12
SBA (Final Maturity 10/25/22)
   0.750%, 1/1/10                                        195                 195
SBA (Final Maturity 11/25/21)
   0.875%, 1/1/10                                        181                 181
SBA (Final Maturity 2/25/23)
   0.750%, 1/1/10                                        129                 129
SBA (Final Maturity 3/25/24)
   0.625%, 1/1/10                                         56                  56
SBA (Final Maturity 5/25/21)
   0.750%, 1/1/10                                         53                  53
                                                                   -------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
   (IDENTIFIED COST $725)                                                    725
                                                                   -------------
COMMERCIAL PAPER(10)--13.7%
Abbott Laboratories
   0.100%, 1/5/10                                      2,500               2,500
Cargill, Inc.
   0.110%, 1/20/10                                       885                 885
   0.130%, 1/22/10                                     3,500               3,500
Coca-Cola Enterprises, Inc.
   0.120%, 2/22/10                                     3,000               2,999
Emerson Electric Co.
   0.100%, 1/14/10                                     4,405               4,405
Philip Morris International, Inc.
   0.100%, 1/22/10                                     3,000               3,000
   0.110%, 1/22/10                                     1,690               1,690
Toyota Motor Credit Corp.
   0.150%, 1/25/10                                     2,955               2,954
                                                                   -------------
TOTAL COMMERCIAL PAPER
   (IDENTIFIED COST $21,933)                                              21,933
                                                                   -------------
TOTAL INVESTMENTS--99.3%
   (IDENTIFIED COST $158,571)                                            158,571(1)
                                                                   -------------
Other assets and liabilities, net--0.7%                                    1,150
                                                                   -------------
NET ASSETS--100.0%                                                 $     159,721
                                                                   =============

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                  Total       Level 2 -
                                Value at     Significant
                              December 31,    Observable
                                  2009          Inputs
                              ------------   -----------
INVESTMENTS IN SECURITIES:
Debt Securities:
   U.S. Government & Agency
      Obligations               $136,638       $136,638
Corporate Debt                    21,933         21,933
                                --------       --------
   Total                        $158,571       $158,571
                                ========       ========

There are no Level 1 (quoted prices) or Level 3 (Significant Unobservable Inputs) priced securities.

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
U.S. GOVERNMENT SECURITIES--1.1%
U.S. Treasury Note
   2.625%, 12/31/14                           $        2,250       $       2,243
                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
   (IDENTIFIED COST $2,242)                                                2,243
                                                                   -------------
MUNICIPAL BONDS--1.1%
CALIFORNIA--0.7%
Alameda Corridor Transportation
   Authority Taxable Series 99-C,
   (NATL-RE Insured)
   6.600%, 10/1/29                                     1,750               1,489
                                                                   -------------
MICHIGAN--0.1%
Tobacco Settlement Finance
   Authority Taxable Series 06-A,
   7.309%, 6/1/34                                        225                 180
                                                                   -------------
SOUTH DAKOTA--0.1%
Educational Enhancement Funding
   Corp. Taxable Series 02-A,
   6.720%, 6/1/25                                        218                 191
                                                                   -------------
VIRGINIA--0.2%
Tobacco Settlement Financing
   Corp. Taxable Series 07-A1,
   6.706%, 6/1/46                                        580                 418
                                                                   -------------
TOTAL MUNICIPAL BONDS
   (IDENTIFIED COST $2,692)                                                2,278
                                                                   -------------
FOREIGN GOVERNMENT SECURITIES--14.7%
Bolivarian Republic of Venezuela
   9.250%, 9/15/27                                       295                 217
   9.375%, 1/13/34                                       850                 576
Commonwealth of Australia
   Series 121,
   5.250%, 8/15/10                                     3,992 AUD           3,608
Commonwealth of Canada
   2.750%, 12/1/10                                     2,611 CND           2,544
Commonwealth of New Zealand
   Series 1111,
   6.000%, 11/15/11                                    3,213 NZD           2,403
Federative Republic of Brazil
   12.500%, 1/5/22                                     1,875 BRL           1,209
   10.250%, 1/10/28                                    5,240 BRL           3,002
Kingdom of Norway
   6.000%, 5/16/11                                    13,900 NOK           2,515
Republic of Argentina
   PIK Interest Capitalization
   8.280%, 12/31/33                                    4,428               3,332
   Series GDP
   3.169%, 12/15/35(3)                                 5,490                 380
Republic of Colombia
   12.000%, 10/22/15                               1,935,000 COP           1,166
Republic of Indonesia
   Series FR-23,
   11.000%, 12/15/12                              11,000,000 IDR           1,251
   Series FR-30,
   10.750%, 5/15/16                                5,250,000 IDR             602
   RegS
   6.625%, 2/17/37(5)                                  1,385               1,362
Republic of Korea Series 1112,
   4.750%, 12/10/11                                  600,000 KRW             519

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
Republic of Poland
   Series 0414,
   5.750%, 4/25/14                                     1,450 PLZ   $         507
   6.375%, 7/15/19                            $           80                  87
Republic of South Africa
   Series R-201
   8.750%, 12/21/14                                    9,025 ZAR           1,236
Republic of Turkey
   0.000%, 2/2/11                                      2,315 TRY           1,420
Republic of Ukraine 144A
   6.580%, 11/21/16(4)                                   750                 566
Russian Federation RegS
   7.500%, 3/31/30(3)(5)                               1,504               1,698
                                                                   -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (IDENTIFIED COST $25,810)                                              30,200
                                                                   -------------
MORTGAGE-BACKED SECURITIES--11.1%
AGENCY--0.4%
FNMA
   4.500%, 8/1/39                                        742                 742
                                                                   -------------
NON-AGENCY--10.7%
American Tower Trust 07-1A,
   C 144A
   5.615%, 4/15/37(4)                                    500                 510
Bear Stearns Commercial
   Mortgage Securities
   06-PW12, A4
   5.719%, 9/11/38(3)                                  1,545               1,569
   06-PW14, A4
   5.201%, 12/11/38                                      650                 625
   05-PW10, A4
   5.405%, 12/11/40(3)                                 1,750               1,715
   05-T20, A4A
   5.150%, 10/12/42(3)                                   475                 466
   07-PW18, AM
   6.084%, 6/11/47(3)                                  1,475               1,069
Citigroup-Deutsche Bank
   Commercial Mortgage
Trust 07-CD4, A4
   5.322%, 12/11/50                                      725                 629
Credit Suisse Mortgage Capital
   Certificates 06-C1, A3
   5.548%, 2/15/39(3)                                  1,250               1,260
Crown Castle Towers
   LLC 05-1A, B 144A
   4.878%, 6/15/35(4)                                    800                 808
GE Capital Commercial
   Mortgage Corp. 03-C1, C
   4.975%, 1/10/38(3)                                    450                 437
GMAC Commercial Mortgage
   Securities, Inc. 04-C2, A3
   5.134%, 8/10/38                                       850                 847
GS Mortgage Securities
   Corp. II 07-GG10, A4
   5.805%, 8/10/45(3)                                  1,090                 936
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   05-LDP5, AM
   5.221%, 12/15/44(3)                                   580                 487
   06-LDP7, A4
   5.875%, 4/15/45(3)                                    623                 600
   06-LDP9, A3
   5.336%, 5/15/47                                       850                 737
   07-LD12, A4
   5.882%, 2/15/51(3)                                  1,000                 866

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
NON-AGENCY--CONTINUED
Lehman Brothers-UBS
   Commercial Mortgage Trust
   07-C2, H 144A
   5.992%, 2/15/40(3)(4)                      $        1,400       $         178
   05-C3, AM
   4.794%, 7/15/40                                       600                 506
   07-C7, A3
   5.866%, 9/15/45(3)                                    600                 527
Merrill Lynch-Countrywide
   Commercial Mortgage
   Trust 06-4, A3
   5.172%, 12/12/49(3)                                 1,100                 972
Morgan Stanley Capital I
   05-HQ5, A3
   5.007%, 1/14/42                                       850                 856
   06-IQ12, A4
   5.332%, 12/15/43                                    1,300               1,206
   07-IQ14, A4
   5.692%, 4/15/49(3)                                    880                 742
Residential Accredit Loans,
   Inc. 02-QS12, B1
   6.250%, 9/25/32                                       511                  97
Timberstar Trust 06-1A, A
   144A
   5.668%, 10/15/36(4)                                 1,275               1,211
Wachovia Bank Commercial
   Mortgage Trust
   04-C12, A4
   5.237%, 7/15/41(3)                                    825                 819
   07-C30, A5
   5.342%, 12/15/43                                      770                 596
   07-C33, A4
   5.902%, 2/15/51(3)                                  1,000                 821
                                                                   -------------
                                                                          22,092
                                                                   -------------
TOTAL MORTGAGE-BACKED SECURITIES
   (IDENTIFIED COST $23,092)                                              22,834
                                                                   -------------
ASSET-BACKED SECURITIES--1.9%
Bombardier Capital Mortgage
   Securitization Corp. 99-A, A3
   5.980%, 1/15/18(3)                                    770                 650
Carmax Auto Owner Trust
   07-2, B
   5.370%, 3/15/13                                       600                 607
Conseco Finance Securitizations
   Corp. 01-3, A4
   6.910%, 5/1/33(3)                                   1,139               1,092
Dunkin Securitization 06-1,
   M1 144A
   8.285%, 6/20/31(4)                                  1,100                 930
FMAC Loan Receivables
   Trust 98-CA, A2 144A
   6.660%, 9/15/20(4)                                     43                  42
Harley-Davidson Motorcycle
   Trust 07-2, C
   5.410%, 8/15/15                                       700                 697
                                                                   -------------
TOTAL ASSET-BACKED SECURITIES
   (IDENTIFIED COST $4,151)                                                4,018
                                                                   -------------

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
CORPORATE BONDS--55.1%
CONSUMER DISCRETIONARY--5.0%
American Axle & Manufacturing
   Holdings, Inc. 144A
   9.250%, 1/15/17(4)                         $          300       $         306
Ameristar Casinos, Inc. 144A
   9.250%, 6/1/14(4)                                      82                  85
Blockbuster, Inc. 144A
   11.750%, 10/1/14(4)                                   659                 629
COX Communications, Inc. 144A
   8.375%, 3/1/39(4)                                     650                 809
DigitalGlobe, Inc. 144A
   10.500%, 5/1/14(4)                                    100                 107
DIRECTV Holdings LLC/DIRECTV
   Financing Co., Inc.
   6.375%, 6/15/15                                     1,000               1,039
DuPont Fabros Technology LP
   144A
   8.500%, 12/15/17(4)                                   550                 562
Eastman Kodak Co.
   7.250%, 11/15/13                                      290                 239
Ford Motor Credit Co. LLC
   8.000%, 6/1/14                                        635                 653
Hasbro, Inc.
   6.300%, 9/15/17                                       475                 503
International Game Technology
   7.500%, 6/15/19                                       140                 152
Landry's Restaurants, Inc. 144A
   11.625%, 12/1/15(4)                                   466                 496
Mediacom LLC/Mediacom
   Capital Corp. 144A
   9.125%, 8/15/19(4)                                    250                 256
MGM MIRAGE 144A
   11.125%, 5/15/17(4)                                   275                 306
Mobile Mini, Inc.
   6.875%, 5/1/15                                        250                 237
Pokagon Gaming Authority 144A
   10.375%, 6/15/14(4)                                   117                 122
QVC, Inc. 144A
   7.500%, 10/1/19(4)                                    280                 287
Royal Caribbean Cruises Ltd.
   6.875%, 12/1/13                                     1,250               1,234
SABMiller plc 144A
   6.625%, 8/15/33(4)                                     75                  77
Scientific Games Corp. 144A
   7.875%, 6/15/16(4)                                    100                 101
Scientific Games International, Inc.
   9.250%, 6/15/19                                       230                 243
Seminole Hard Rock Entertainment,
   Inc./Seminole Hard Rock
   International LLC 144A
   2.754%, 3/15/14(3)(4)                                 125                 104
Seneca Gaming Corp. Series B
   7.250%, 5/1/12                                         20                  20
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.150%, 12/1/19                                       150                 150
Time Warner Cable, Inc.
   6.750%, 7/1/18                                        650                 714
Toys R US Property Co.,
   LLC 144A
   8.500%, 12/1/17(4)                                    400                 409

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
CONSUMER DISCRETIONARY--CONTINUED
TRW Automotive Holdings
   Corp. 144A
   8.875%, 12/1/17(4)                         $           80       $          84
Videotron Ltee
   6.375%, 12/15/15                                      300                 295
   9.125%, 4/15/18                                        83                  92
                                                                   -------------
                                                                          10,311
                                                                   -------------
CONSUMER STAPLES--2.9%
BAT International Finance plc
   144A
   9.500%, 11/15/18(4)                                   180                 228
Bunge Limited Finance Corp.
   8.500%, 6/15/19                                       250                 285
Constellation Brands, Inc.
   8.375%, 12/15/14                                      280                 300
Dean Holding Co.
   6.900%, 10/15/17                                       50                  48
Georgia-Pacific LLC 144A
   7.125%, 1/15/17(4)                                  1,400               1,424
Reynolds American, Inc.
   7.300%, 7/15/15                                       750                 810
   7.625%, 6/1/16                                        600                 654
Tyson Foods, Inc.
   10.500%, 3/1/14                                        60                  69
   7.850%, 4/1/16                                        325                 335
UST, Inc.
   5.750%, 3/1/18                                        500                 488
Yankee Acquisition Corp.
   Series B,
   8.500%, 2/15/15                                       625                 623
   Series B,
   9.750%, 2/15/17                                       815                 807
                                                                   -------------
                                                                           6,071
                                                                   -------------
ENERGY--7.0%
Antero Resources Finance
   Corp. 144A
   9.375%, 12/1/17(4)                                    250                 256
Buckeye Partners LP
   6.050%, 1/15/18                                       390                 404
Cloud Peak Energy Resources
   LLC/Cloud Peak Energy Finance
   Corp. 144A
   8.250%, 12/15/17(4)                                    80                  80
Denbury Resources, Inc.
   7.500%, 12/15/15                                      930                 932
Expro Finance Luxembourg
   SCA 144A
   8.500%, 12/15/16(4)                                   630                 629
Gazprom International SA
   144A
   7.201%, 2/1/20(4)                                     696                 710
Gazprom OAO (Gaz Capital SA)
   144A
   6.212%, 11/22/16(4)                                 1,530               1,465
   144A
   8.146%, 4/11/18(4)                                    145                 153
   144A
   6.510%, 3/7/22(4)                                     520                 477

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
ENERGY--CONTINUED
Helix Energy Solutions Group,
   Inc. 144A
   9.500%, 1/15/16(4)                         $          400       $         412
KazMunaiGaz Finance Sub BV
   144A
   9.125%, 7/2/18(4)                                     600                 666
Kern River Funding Corp. 144A
   4.893%, 4/30/18(4)                                     67                  67
Kinder Morgan Energy
   Partners LP
   6.850%, 2/15/20                                       195                 216
Kinder Morgan Finance Co.
   5.700%, 1/5/16                                        700                 676
Korea National Oil Corp. 144A
   5.375%, 7/30/14(4)                                    280                 296
NuStar PipeLine Operating
   Partnership LP
   5.875%, 6/1/13                                        125                 129
OPTI Canada, Inc.
   7.875%, 12/15/14                                      400                 330
Petro-Canada
   6.050%, 5/15/18                                       240                 258
Petrohawk Energy Corp.
   10.500%, 8/1/14                                       875                 960
Petroleos de Venezuela S.A.
   5.250%, 4/12/17                                     1,500                 829
Pride International, Inc.
   8.500%, 6/15/19                                       525                 606
Questar Market Resources, Inc.
   6.800%, 3/1/20                                        300                 313
Smith International, Inc.
   9.750%, 3/15/19                                       380                 481
Swift Energy Co.
   8.875%, 1/15/20                                       500                 515
TengizChevroil Finance Co.
   S.A.R.L. 144A
   6.124%, 11/15/14(4)                                   715                 715
Venoco, Inc. 144A
   11.500%, 10/1/17(4)                                   400                 422
Weatherford International Ltd.
   9.625%, 3/1/19                                        567                 707
Western Refining, Inc. 144A
   11.250%, 6/15/17(4)                                   900                 819
                                                                   -------------
                                                                          14,523
                                                                   -------------
FINANCIALS--22.1%
ABH Financial Ltd.
   (Alfa Markets Ltd.) 144A
   8.200%, 6/25/12(4)                                    250                 251
AFLAC, Inc.
   8.500%, 5/15/19                                       350                 403
Agile Property Holdings Ltd. 144A
   10.000%, 11/14/16(4)                                  100                 102
Alfa Invest Ltd. 144A
   9.250%, 6/24/13(4)                                    575                 581
Allstate Corp.
   6.125%, 5/15/37(3)                                  1,250               1,087
Americo Life, Inc. 144A
   7.875%, 5/1/13(4)                                     200                 176
Assurant, Inc.
   5.625%, 2/15/14                                       520                 533
   6.750%, 2/15/34                                        75                  68
Atlantic Finance Ltd. 144A
   8.750%, 5/27/14(4)                                    650                 668

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2009

($ reported in thousands)

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
BAC Capital Trust XI
   6.625%, 5/23/36                            $          525       $         476
Banco do Brasil SA 144A
   8.500%, 10/29/49(4)                                   200                 213
Bank of America Corp.
   5.420%, 3/15/17                                       600                 592
Series K,
   8.000%, 12/29/49(3)                                   625                 602
Barclays Bank plc
   6.750%, 5/22/19                                       540                 602
BBVA International Preferred SA
   Unipersonal
   5.919%, 12/31/49(3)                                   300                 242
Bear Stearns Cos., Inc. LLC
   (The)
   7.250%, 2/1/18                                      1,250               1,435
Berkley (W.R.) Corp.
   5.875%, 2/15/13                                        75                  76
BlackRock, Inc. Series 2,
   5.000%, 12/10/19                                      425                 418
Blackstone Holdings Finance Co.
   LLC 144A
   6.625%, 8/15/19(4)                                    340                 333
Capital One Bank
   5.750%, 9/15/10                                       125                 129
Chubb Corp.
   6.375%, 3/29/49(3)                                  1,250               1,162
Citigroup, Inc.
   5.000%, 9/15/14                                       575                 554
   4.875%, 5/7/15                                      1,975               1,862
Deutsche Bank Financial LLC
   5.375%, 3/2/15                                        271                 283
Export-Import Bank of Korea
   8.125%, 1/21/14                                       340                 395
Farmers Insurance Exchange 144A
   8.625%, 5/1/24(4)                                      75                  73
Fifth Third Bancorp
   4.500%, 6/1/18                                        500                 408
First Tennessee Bank N.A.
   4.625%, 5/15/13                                       500                 465
Ford Motor Credit Co. LLC
   7.875%, 6/15/10                                       615                 624
   8.625%, 11/1/10                                       650                 669
   9.875%, 8/10/11                                       575                 602
Genworth Financial, Inc.
   5.750%, 6/15/14                                       375                 359
   6.515%, 5/22/18                                       400                 366
Glen Meadow Pass-Through
   Trust 144A
   6.505%, 2/12/49(3)(4)                                 840                 624
Glencore Funding LLC 144A
   6.000%, 4/15/14(4)                                  1,150               1,177
GMAC, Inc.
   144A
   7.250%, 3/2/11(4)                                     791                 791
   144A
   6.875%, 9/15/11(4)                                    628                 625
   144A
   6.000%, 12/15/11(4)                                   633                 627
Goldman Sachs Group, Inc. (The)
   5.950%, 1/18/18                                       480                 507
   7.500%, 2/15/19                                       320                 373

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
HBOs plc 144A
   6.750%, 5/21/18(4)                         $          200       $         186
Health Care REIT, Inc.
   5.875%, 5/15/15                                     1,775               1,738
Hertz Corp. (The)
   8.875%, 1/1/14                                        600                 616
   10.500%, 1/1/16                                       150                 161
Hudson United Bank
   7.000%, 5/15/12                                        80                  85
Hyundai Capital Services, Inc.
   144A
   6.000%, 5/5/15(4)                                     200                 209
ICICI Bank Ltd. 144A
   6.375%, 4/30/22(3)(4)                                 625                 563
Jefferies Group, Inc.
   5.500%, 3/15/16                                       225                 216
JPMorgan Chase & Co.
   6.300%, 4/23/19                                       850                 935
   Series 1,
   7.900%, 12/31/49(3)                                   429                 442
Kazkommerts International
   BV RegS
   8.500%, 4/16/13(5)                                    500                 450
   8.000%, 11/3/15(5)                                  1,000                 847
KeyBank NA
   5.800%, 7/1/14                                        300                 292
Kimco Realty Corp.
   6.875%, 10/1/19                                       300                 305
Kingsway America, Inc.
   7.500%, 2/1/14                                        125                  71
Korea Development Bank
   5.300%, 1/17/13                                       313                 329
Liberty Mutual Group, Inc.
   144A
   5.750%, 3/15/14(4)                                    200                 197
   144A
   7.000%, 3/15/34(4)                                    150                 129
Liberty Mutual Insurance Co. 144A
   8.500%, 5/15/25(4)                                     25                  26
Lincoln National Corp.
   8.750%, 7/1/19                                        285                 326
   6.050%, 4/20/49(3)                                    325                 255
Lukoil International Finance
   BV 144A
   7.250%, 11/5/19(4)                                    300                 302
Mack-Cali Realty LP
   5.125%, 2/15/14                                       700                 666
Markel Corp.
   6.800%, 2/15/13                                       175                 177
Metropolitan Life Global Funding I
   144A
   5.125%, 6/10/14(4)                                    140                 148
Morgan Stanley
   6.000%, 5/13/14                                       265                 285
   4.200%, 11/20/14                                      280                 280
   144A
   10.090%, 5/3/17(4)                                  1,000 BRL             531
New York Life Insurance Co. 144A
   5.875%, 5/15/33(4)                                    100                  92
NYMAGIC, Inc.
   6.500%, 3/15/14                                       150                 124

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
OJSC AK Transneft
   (TransCapitalInvest Ltd.)
   144A
   5.670%, 3/5/14(4)                          $          610       $         615
One Beacon U.S. Holdings
   5.875%, 5/15/13                                       175                 175
OneAmerica Financial Partners,
   Inc. 144A
   7.000%, 10/15/33(4)                                   175                 132
Petroplus Finance Ltd. 144A
   6.750%, 5/1/14(4)                                     500                 472
Pinnacle Foods Finance
   LLC/Pinnacle Foods Finance
   Corp. 144A
   9.250%, 4/1/15(4)                                      75                  77
PNC Financial Services Group,
   Inc.
   8.250%, 5/29/49(3)                                    650                 657
PNC Funding Corp.
   5.625%, 2/1/17                                        500                 495
Principal Financial Group, Inc.
   8.875%, 5/15/19                                     1,150               1,327
Progressive Corp. (The)
   6.250%, 12/1/32                                        75                  77
   ProLogis
   6.625%, 5/15/18                                       275                 261
Prudential Financial, Inc.
   8.875%, 6/15/38(3)                                    485                 514
Realty Income Corp.
   6.750%, 8/15/19                                       425                 416
Regions Financial Corp.
   7.750%, 11/10/14                                      300                 296
Resona Bank Ltd. 144A
   5.850%, 9/29/49(3)(4)                               1,250               1,091
Russian Agricultural Bank
   OJSC (RSHB Capital SA)
   144A
   9.000%, 6/11/14(4)                                    120                 136
   144A
   6.299%, 5/15/17(4)                                    615                 619
SLM Corp.
   5.450%, 4/25/11                                       250                 249
   0.636%, 1/31/14(3)(7)                                  50                  39
   8.450%, 6/15/18                                       950                 937
Sovereign Bank
   8.750%, 5/30/18                                       600                 693
StanCorp Financial Group, Inc.
   6.875%, 10/1/12                                       225                 240
TNK-BP Finance SA 144A
   7.500%, 3/13/13(4)                                    425                 447
Universal City Development
   Partners Ltd.
   144A
   8.875%, 11/15/15(4)                                    45                  44
   144A
   10.875%, 11/15/16(4)                                  150                 151
Unum Group
   7.125%, 9/30/16                                       250                 259
UOB Cayman Ltd. 144A
   5.796%, 12/29/49(3)(4)                                700                 636
Wachovia Bank
   5.000%, 8/15/15                                       300                 307

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                       See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2009

($ reported in thousands)

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
Woori Bank 144A
   6.125%, 5/3/16(3)(4)                       $        1,000       $         996
XL Capital Ltd.
   5.250%, 9/15/14                                       570                 558
Zions Bancorp
   7.750%, 9/23/14                                       115                 101
   6.000%, 9/15/15                                       125                  89
                                                                   -------------
                                                                          45,622
                                                                   -------------
HEALTH CARE--0.8%
Express Scripts, Inc.
   6.250%, 6/15/14                                       145                 158
Fresenius Medical Care Capital
   Trust IV
   7.875%, 6/15/11                                        25                  26
Quest Diagnostics, Inc.
   6.400%, 7/1/17                                        510                 560
Select Medical Corp.
   7.625%, 2/1/15                                        500                 487
U.S. Oncology, Inc.
   9.125%, 8/15/17                                       400                 422
Valeant Pharmaceuticals
   International 144A
   8.375%, 6/15/16(4)                                     48                  50
                                                                   -------------
                                                                           1,703
                                                                   -------------
INDUSTRIALS--4.7%
Allied Waste North America, Inc.
   6.125%, 2/15/14                                       500                 509
American Airlines, Inc. 01-1,
   6.977%, 5/23/21                                       788                 634
Cintas Corp. No. 2
   6.000%, 6/1/12                                         50                  54
Continental Airlines, Inc. 98-1A,
   6.648%, 9/15/17                                       626                 604
Delta Air Lines, Inc. 00-A1,
   7.379%, 11/18/11                                      294                 293
DRS Technologies, Inc.
   6.625%, 2/1/16                                        500                 479
Equifax, Inc.
   6.300%, 7/1/17                                      1,250               1,275
Esco Corp. 144A
   8.625%, 12/15/13(4)                                   600                 600
General Cable Corp.
   7.125%, 4/1/17                                        500                 494
General Maritime Corp. 144A
   12.000%, 11/15/17(4)                                  130                 136
Global Aviation Holdings Ltd. 144A
   14.000%, 8/15/13(4)                                   395                 395
Ingersoll-Rand Global Holdings
   Co. Ltd. 9.500%, 4/15/14                              360                 430
Kennametal, Inc.
   7.200%, 6/15/12                                       225                 236
Malaysia International Shipping
   Corp. Capital Ltd. 144A
   6.125%, 7/1/14(4)                                   1,250               1,350
Owens Corning, Inc.
   6.500%, 12/1/16                                       675                 691
Precision Castparts Corp.
   5.600%, 12/15/13                                      150                 157

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
Smiths Group plc 144A
   7.200%, 5/15/19(4)                         $          130       $         145
United Airlines, Inc. 00-2A,
   7.032%, 10/1/10                                       103                 103
United Rentals North America, Inc.
   6.500%, 2/15/12                                       815                 817
   10.875%, 6/15/16                                      225                 246
                                                                   -------------
                                                                           9,648
                                                                   -------------
INFORMATION TECHNOLOGY--2.3%
Broadridge Financial Solutions, Inc.
   6.125%, 6/1/17                                      1,000                 972
Corning, Inc.
   6.625%, 5/15/19                                        63                  69
Jabil Circuit, Inc.
   8.250%, 3/15/18                                       900                 967
National Semiconductor Corp.
   6.600%, 6/15/17                                       500                 513
Seagate Technology HDD
   Holdings, Inc.
   6.375%, 10/1/11                                       480                 491
SunGard Data Systems, Inc.
   9.125%, 8/15/13                                     1,000               1,030
Xerox Corp.
   6.750%, 2/1/17                                        600                 644
                                                                   -------------
                                                                           4,686
                                                                   -------------
MATERIALS--6.3%
Allegheny Technologies, Inc.
   9.375%, 6/1/19                                        925               1,065
Anglo American Capital plc 144A
   9.375%, 4/8/19(4)                                     230                 292
ArcelorMittal
   9.000%, 2/15/15                                       250                 295
   6.125%, 6/1/18                                        490                 506
Bemis Co., Inc.
   6.800%, 8/1/19                                        140                 154
Building Materials Corp. of America
   7.750%, 8/1/14                                        610                 607
Cabot Finance BV 144A
   5.250%, 9/1/13(4)                                     750                 774
Catalyst Paper Corp.
   7.375%, 3/1/14                                      1,055                 649
CRH America, Inc.
   8.125%, 7/15/18                                     1,100               1,283
Domtar Corp.
   5.375%, 12/1/13                                       533                 517
   7.125%, 8/15/15                                       447                 451
Dow Chemical Co. (The)
   8.550%, 5/15/19                                       550                 656
Edgen Murray Corp. 144A
   12.250%, 1/15/15(4)                                   350                 346
Gerdau Holdings, Inc. 144A
   7.000%, 1/20/20(4)                                    200                 205
Hanson Australia Funding Ltd.
   5.250%, 3/15/13                                       125                 123
Ineos Group Holdings plc 144A
   8.500%, 2/15/16(4)                                    950                 644
Koppers, Inc. 144A
   7.875%, 12/1/19(4)                                    120                 122

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
MATERIALS--CONTINUED
Nalco Co.
   8.875%, 11/15/13                           $          340       $         352
Nova Chemicals Corp.
   4.538%, 11/15/13(3)                                 1,268               1,166
Plastipak Holdings, Inc. 144A
   8.500%, 12/15/15(4)                                   500                 516
Steel Dynamics, Inc.
   7.375%, 11/1/12                                       337                 349
Vedanta Resources plc 144A
   9.500%, 7/18/18(4)                                    625                 637
Verso Paper Holdings LLC/Verso
   Paper, Inc.
   144A
   11.500%, 7/1/14(4)                                    475                 525
Series B,
   11.375%, 8/1/16                                       850                 688
                                                                   -------------
                                                                          12,922
                                                                   -------------
TELECOMMUNICATION SERVICES--2.2%
Clearwire Corp. 144A
   12.000%, 12/1/15(4)                                   150                 153
Frontier Communications Corp.
   8.125%, 10/1/18                                       150                 153
Nextel Communications, Inc.
   Series E
   6.875%, 10/31/13                                      235                 229
   Series D
   7.375%, 8/1/15                                      1,000                 978
OJSC Vimpel Communications
   (UBS Luxembourg SA) 144A
   8.375%, 10/22/11(4)                                   250                 266
144A (VIP Finance Ireland Ltd.)
   9.125%, 4/30/18(4)                                    250                 268
Qwest Corp.
   8.375%, 5/1/16                                        300                 322
   6.500%, 6/1/17                                        307                 302
Telecom Italia Capital S.A.
   6.999%, 6/4/18                                        600                 660
   7.175%, 6/18/19                                       500                 557
Wind Acquisition Finance SA 144A
   11.750%, 7/15/17(4)                                   350                 384
Windstream Corp.
   7.000%, 3/15/19                                       250                 235
                                                                   -------------
                                                                           4,507
                                                                   -------------
UTILITIES--1.8%
Allegheny Energy Supply Co. LLC
   144A
   8.250%, 4/15/12(4)                                    250                 274
AmeriGas Partners LP
   7.250%, 5/20/15                                       500                 502
Centrais Eletricas Brasileiras SA
   144A 6.875%, 7/30/19(4)                               135                 146
Israel Electric Corp. Ltd. 144A
   7.250%, 1/15/19(4)                                    345                 374
Majapahit Holding BV
   144A
   7.250%, 6/28/17(4)                                    725                 745
   144A
   7.750%, 1/20/20(4)                                    100                 105

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                       See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
UTILITIES--CONTINUED
Midwest Generation LLC Series B
   8.560%, 1/2/16                             $          209       $         211
Northeast Utilities
   5.650%, 6/1/13                                        465                 481
Sempra Energy
   6.000%, 10/15/39                                      350                 346
Southern California Edison Co. 04-G,
   5.750%, 4/1/35                                        125                 128
Texas Competitive Electric Holdings
   Co. LLC Series A
   10.250%, 11/1/15                                      360                 293
                                                                   -------------
                                                                           3,605
                                                                   -------------
TOTAL CORPORATE BONDS
   (IDENTIFIED COST $108,916)                                            113,598
                                                                   -------------
CONVERTIBLE BONDS--0.2%
MATERIALS--0.2%
Vale Capital Ltd. Series RIO Cv.
   6.880%, 6/15/10                                         6                 324
                                                                   -------------
TOTAL CONVERTIBLE BONDS
   (IDENTIFIED COST $301)                                                    324
                                                                   -------------
LOAN AGREEMENTS(3)--12.5%
CONSUMER DISCRETIONARY--5.3%
AMF Bowling Worldwide, Inc.
   Tranche B,
   2.739%, 5/17/13                                       811                 699
Cengage Learning Acquisitions,
   Inc. Tranche
   2.740%, 7/5/14                                        695                 625
Ceridian Corp. Tranche
   3.254%, 11/8/14                                     1,140               1,033
Charter Communications
Operating LLC Tranche B,
   4.650%, 3/6/14                                        973                 914
Ford Motor Co. Tranche B-1,
   3.265%, 12/15/13                                      597                 554
Getty Images, Inc. Tranche B,
   6.250%, 7/2/15                                        355                 357
Harrah's Operating Co., Inc.
Tranche B-2,
   3.282%, 1/28/15                                       530                 432
Isle of Capri Casinos, Inc.
   Tranche A-DD, 1.995%, 11/25/13                        119                 113
   Tranche B-DD, 1.995%, 11/25/13                        136                 128
   Tranche, 2.033%, 11/25/13                             339                 320
Lamar Media Corp. Tranche F,
   5.500%, 11/30/13                                      189                 190
Landry's Restaurant, Inc. Tranche
   8.750%, 5/13/11                                       331                 334
Mark IV Industries Tranche
   10.500%, 5/13/14(8)                                   225                 205
   Tranche 12.500%, 11/13/14(8)                           32                  29

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
CONSUMER DISCRETIONARY--CONTINUED
Neiman-Marcus Group, Inc. (The) Tranche
   2.269%, 4/6/13                             $        1,842       $       1,669
Nielsen Finance LLC/Nielsen Finance Co.
   Tranche 2.242%, 8/9/13                                683                 643
   Tranche B, 3.992%, 5/1/16                             397                 375
PTI Group, Inc. Tranche
   9.250%, 2/18/13                                       279                 240
Totes Isotoner Corp. Tranche
   6.422%, 1/16/14                                       500                 247
Univision Communications, Inc.
   Tranche B, 2.522%, 9/29/14                          1,450               1,263
VWR Funding, Inc. Tranche,
   2.746%, 6/29/14                                       557                 502
                                                                   -------------
                                                                          10,872
                                                                   -------------
ENERGY--0.4%
ATP Oil & Gas Corp. Tranche B-2,
   11.750%, 1/15/11                                      112                 109
   Tranche B-1, 11.250%, 7/15/14                         721                 704
                                                                   -------------
                                                                             813
                                                                   -------------
FINANCIALS--0.4%
Hertz Corp. Tranche B,
   2.023%, 12/21/12                                      386                 371
   Letter of Credit 2.042%, 12/21/12                      83                  80
Synatech, Inc. Tranche
   2.230%, 4/1/14                                        499                 414
Universal City Tranche
   6.500%, 11/6/14                                        63                  63
                                                                   -------------
                                                                             928
                                                                   -------------
HEALTH CARE--0.5%
Health Management Associates,
   Inc. Tranche B, 2.190%, 2/28/14                       237                 223
Psychiatric Solutions, Inc. Tranche B
   2.024%, 7/1/12                                        697                 663
RehabCare Group, Inc. Tranche B,
   6.000%, 11/24/15                                      150                 149
                                                                   -------------
                                                                           1,035
                                                                   -------------
INDUSTRIALS--0.8%
Harland Clarke Holdings Corp.
   Tranche B, 2.774%, 6/30/14                            183                 153
Hawker Beechcraft, Inc.
   Letter of Credit, 2.283%, 3/26/14                      22                  17
   Tranche B, 3.200%, 3/26/14                            377                 285

                                                   PAR
                                                  VALUE                VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
ServiceMaster Co. (The) Tranche DD,
   2.745%, 7/24/14                            $           45       $          41
   Tranche B, 2.773%, 7/24/14                            451                 409
Trans Network Services
   6.000%, 11/18/15                                      870                 871
                                                                   -------------
                                                                           1,776
                                                                   -------------
INFORMATION TECHNOLOGY--2.3%
Allen Systems Group, Inc.
   Tranche 8.500%, 10/20/13                               55                  55
   11.000%, 4/20/14                                      100                  98
Avaya, Inc. Tranche B-1,
   3.074%, 10/26/14                                      746                 648
CommScope, Inc. Tranche B,
   2.821%, 12/27/14                                      350                 341
Dresser, Inc. PIK Loan
   5.999%, 5/4/15                                      1,055                 982
First Data Corp. Tranche B-1,
   3.006%, 9/24/14                                       570                 508
   Tranche B-3, 3.019%, 9/24/14                          816                 725
Freescale Semiconductor, Inc. Tranche
   1.985%, 12/1/13                                       512                 449
Reynolds & Reynolds Co. (The)
   Tranche 2.241%, 10/24/12                              943                 877
                                                                   -------------
                                                                           4,683
                                                                   -------------
MATERIALS--1.4%
Anchor Glass Container Corp.
   Tranche B, 6.750%, 6/20/14                            526                 528
Ashland, Inc. Tranche B,
   7.650%, 5/13/14                                       126                 128
Berry Plastics Group, Inc.
   Tranche C, 2.300%, 4/3/15                             843                 738
Boise Paper Holdings LLC
   Tranche B, 5.750%, 2/22/14                            260                 262
Building Materials Corp. of
   America Tranche B,
   6.063%, 9/15/14                                       445                 406
Nalco Co. Tranche B,
   6.500%, 5/13/16                                       219                 222
Solutia, Inc. Tranche
   7.250%, 2/28/14                                       517                 527
                                                                   -------------
                                                                           2,811
                                                                   -------------
TELECOMMUNICATION SERVICES--0.5%
Level 3 Communications, Inc. Tranche A,
   2.593%, 3/13/14                                       865                 788
   Tranche B, 11.500%, 3/13/14                           230                 246
                                                                   -------------
                                                                           1,034
                                                                   -------------

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                   PAR
                                                   VALUE               VALUE
                                              --------------       -------------
UTILITIES--0.9%
Calpine Corp. Tranche
   3.165%, 3/29/14                            $          643       $         611
NRG Energy, Inc. Tranche B,
   2.013%, 2/1/13                                        201                 192
   Letter of Credit 2.033%, 2/1/13                       522                 499
Texas Competitive Electric
   Holdings Co. LLC Tranche B-2,
   3.751%, 10/10/14                                      430                 350
   Tranche B-3, 3.757%, 10/10/14                         246                 199
                                                                   -------------
                                                                           1,851
                                                                   -------------
TOTAL LOAN AGREEMENTS
   (IDENTIFIED COST $25,110)                                              25,803
                                                                   -------------

                                                   SHARES
                                              --------------
PREFERRED STOCK--0.2%
FINANCIALS--0.2%
FNMA Pfd. 8.250%                                      63,000                  70
GMAC, Inc. (Pfd.) Series G
   144A 7.00%(4)                                         434                 286
Saul Centers, Inc. Series A Pfd.
   8.000%                                                425                  10
                                                                   -------------
TOTAL PREFERRED STOCK
   (IDENTIFIED COST $1,235)                                                  366
                                                                   -------------
COMMON STOCKS--0.1%
CONSUMER DISCRETIONARY--0.1%
Mark IV Industries(8)                                    217                   2
Mark IV Industries(8)                                 10,159                 208
                                                                   -------------
                                                                             210
                                                                   -------------
TELECOMMUNICATION SERVICES--0.0%
AT&T Latin America Corp.
   Class A(2)(6)(8)                                   64,050                   0
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $473)                                                    210
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--98.0%
   (IDENTIFIED COST $194,022)                                            201,874
                                                                   -------------
SHORT-TERM INVESTMENTS--1.8%
MONEY MARKET MUTUAL FUNDS--1.8%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                         3,791,393               3,791
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $3,791)                                                3,791
                                                                   -------------
TOTAL INVESTMENTS--99.8%
   (IDENTIFIED COST $197,813)                                            205,665(1)
                                                                   -------------
Other Assets and Liabilities--0.2%                                           442
                                                                   -------------
NET ASSETS--100.0%                                                 $     206,107
                                                                   =============

COUNTRY WEIGHTINGS as of 12/31/09+

United States               71%
Russia                       3
Argentina                    2
Australia                    2
Brazil                       2
Canada                       2
Indonesia                    2
Other                       16
                           ---
Total                      100%
                           ===

+    % of total investments as of December 31, 2009

FOREIGN CURRENCIES:

AUD Australian Dollar
BRL Brazil Real
CND Canadian Dollar
COP Colombian Peso
IDR Indonesian Rupiah
KRW Korean Won
NOK Norwegian Krone
NZD New Zealand Dollar
PLZ Polish Zloty
TRY New Turkish Lira
ZAR South Africa Rand

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                        Total                     Level 2 -      Level 3 -
                       Value at     Level 1 -   Significant    Significant
                     December 31,    Quoted     Observable    Unobservable
                         2009        Prices       Inputs         Inputs
                     -----------    ---------   -----------   ------------
INVESTMENTS IN SECURITIES:
Debt Securities:
   U.S. Government
      Securities       $  2,243       $   --     $  2,243         $ --
Municipal
   Securities             2,278           --        2,278           --
Foreign
   Government
   Securities            30,200           --       30,200           --
Mortgage-
   Backed
   Securities            22,834           --       22,834           --
Asset-Backed
   Securities             4,018           --        4,018           --
Corporate
   Debt                 139,725           --      139,491          234
Equity Securities:
   Preferred
      Stock                 366          366           --           --
Common Stock                210           --           --          210
Short-Term
   Investments            3,791        3,791           --           --
                       --------       ------     --------         ----
   Total               $205,665       $4,157     $201,064         $444
                       ========       ======     ========         ====

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                     Mortgage-Backed   Asset-Backed   Corporate     Common
                                            Total       Securities      Securities       Debt     Stocks(b)
                                           -------   ---------------   ------------   ---------   ---------
INVESTMENTS IN SECURITIES:
BALANCE AS OF DECEMBER 31, 2008 ........   $ 2,108       $ 1,488          $ 197         $ 423        $ --
Accrued discounts/premiums(a) ..........        10             9             (2)            3          --
Realized gain (loss)(c) ................      (943)         (809)          (134)           --(f)       --
Change in unrealized appreciation
   (depreciation)(c) ...................     1,498         1,325            184           (11)         --
Net purchases (sales)(d) ...............      (517)         (292)          (203)          (22)         --
Transfers in and/or out of Level 3(e) ..    (1,712)       (1,721)           (42)         (159)        210
                                           -------       -------          -----         -----        ----
Balance as of December 31, 2009 ........   $   444       $    --          $  --         $ 234        $210
                                           =======       =======          =====         =====        ====

(a)  Disclosed in the Statement of operations under interest income.

(b)  Level 3 Common Stock has a beginning balance of $0.

(c) Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(d)  Includes paydowns.

(e) "Transfers in and/or out" represent the ending value as of December 31, 2009, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

(f)  Amount is less than $500.

Level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
U.S. GOVERNMENT SECURITIES--2.6%
U.S. Treasury Notes
   1.750%, 8/15/12                            $           75       $          75
   2.125%, 11/30/14                                      350                 342
   2.625%, 12/31/14                                      350                 349
   3.375%, 11/15/19                                      100                  96
                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
   (IDENTIFIED COST $870)                                                    862
                                                                   -------------
MUNICIPAL BONDS--0.4%
CONNECTICUT--0.2%
Mashantucket Western Pequot
   Tribe Taxable Series A, 144A
   (NATL-RE Insured)
   6.910%, 9/1/12 (4)                                    100                  72
                                                                   -------------
VIRGINIA--0.2%
Tobacco Settlement Financing
   Corp. Taxable Series 07-A1,
   6.706%, 6/1/46                                        105                  76
                                                                   -------------
TOTAL MUNICIPAL BONDS
   (IDENTIFIED COST $198)                                                    148
                                                                   -------------
FOREIGN GOVERNMENT SECURITIES--12.4%
Bolivarian Republic of Venezuela
   10.750%, 9/19/13                                       80                  71
   RegS 5.750%, 2/26/16(5)                                55                  36
   RegS 7.000%, 12/1/18(5)                                70                  45
Commonwealth of Australia
   Series 121,
   5.250%, 8/15/10                                       625 AUD             565
Commonwealth of Canada
   2.750%, 12/1/10                                       567 CND             552
Commonwealth of New Zealand
   Series 1111,
   6.000%, 11/15/11                                      529 NZD             396
Federative Republic of Brazil
   12.500%, 1/5/16                                       275 BRL             179
   12.500%, 1/5/22                                       250 BRL             161
Kingdom of Norway
   6.000%, 5/16/11                                     2,300 NOK             416
Republic of Argentina
   PIK Interest Capitalization
   8.280%, 12/31/33                                      406                 305
   Series GDP
   3.169%, 12/15/35(3)                                 1,250                  87
Republic of Colombia
   12.000%, 10/22/15                                 395,000 COP             238
Republic of Indonesia
   Series FR-23,
   11.000%, 12/15/12                               1,800,000 IDR             205
   Series FR-30,
   10.750%, 5/15/16                                  700,000 IDR              80
Republic of Korea
   Series 1112,
   4.750%, 12/10/11                                  175,000 KRW             151
Republic of Poland
   Series 0414,
   5.750%, 4/25/14                                       425 PLZ             149
   6.375%, 7/15/19                                        35                  38

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
Republic of South Africa
   Series R-201
   8.750%, 12/21/14                                    1,625 ZAR   $         222
Republic of Turkey
   0.000%, 2/2/11                                        375 TRY             230
                                                                   -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (IDENTIFIED COST $3,633)                                                4,126
                                                                   -------------
MORTGAGE-BACKED SECURITIES--23.7%
AGENCY--4.8%
FNMA
   4.000%, 7/1/19                             $          134                 137
   5.000%, 2/1/20                                         69                  73
   5.000%, 8/1/20                                         35                  36
   6.000%, 8/1/34                                        137                 147
   5.000%, 6/1/35                                        369                 380
   6.000%, 8/1/37                                         45                  48
   6.000%, 10/1/37                                       108                 114
   5.500%, 2/1/38                                        205                 214
   5.500%, 6/1/38                                        139                 146
   4.500%, 10/1/39                                       320                 319
                                                                   -------------
                                                                           1,614
                                                                   -------------
NON-AGENCY--18.9%
Banc of America Commercial
   Mortgage, Inc. 05-6, AM
   5.179%, 9/10/47 (3)                                    40                  34
Bear Stearns Commercial
   Mortgage Securities
   06-PW12, A4
   5.719%, 9/11/38(3)                                    150                 152
   06-PW14, A4
   5.201%, 12/11/38                                      100                  96
   05-PW10, A4
   5.405%, 12/11/40(3)                                    75                  74
   07-PW18, A4
   5.700%, 6/11/50                                        75                  66
Citigroup-Deutsche Bank
   Commercial Mortgage Trust
   05-CD1, AM
   5.224%, 7/15/44(3)                                     90                  76
   07-CD4, A4
   5.322%, 12/11/50                                       95                  82
Credit Suisse First Boston
   Mortgage Securities
   Corp. 03-8, 3A24,
   5.500%, 4/25/33                                       235                 220
Crown Castle Towers LLC
   05-1A, AFX 144A
   4.643%, 6/15/35(4)                                    250                 253
   05-1A, B 144A
   4.878%, 6/15/35(4)                                    190                 192
GE Capital Commercial
   Mortgage Corp. 03-C1, C
   4.975%, 1/10/38 (3)                                   105                 102
GMAC Commercial Mortgage
   Securities, Inc.
   98-C2, E
   6.500%, 5/15/35                                        50                  50
   04-C2, A4
   5.301%, 8/10/38(3)                                    100                  99
   04-C3, A4
   4.547%, 12/10/41                                      180                 180

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
NON-AGENCY--CONTINUED
GS Mortgage Securities Corp. II
   07-EOP, G 144A
   0.755%, 3/6/20(3)(4)                       $          130       $         109
   07-EOP, H 144A
   0.885%, 3/6/20(3)(4)                                  110                  91
   04-GG2, A4
   4.964%, 8/10/38                                       100                 101
   07-GG10, A4
   5.805%, 8/10/45(3)                                    185                 159
GSR Mortgage Loan
   Trust 05-5F, 2A2
   5.500%, 6/25/35                                       170                 169
IndyMac Index Mortgage
   Loan Trust 07-AR2, B1
   5.770%, 6/25/37 (3)                                   134                   4
JPMorgan Chase Commercial
   Mortgage Securities
   Trust 09-IWST, A1
   4.314%, 12/23/39                                       85                  84
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   05-LDP5, AM
   5.221%, 12/15/44(3)                                    50                  42
   06-LDP7, A4
   5.875%, 4/15/45(3)                                    140                 135
   07-LD12, A4
   5.882%, 2/15/51(3)                                    100                  87
JPMorgan Mortgage
   Trust 06-A1, B1
   5.278%, 2/25/36 (3)                                   246                  23
Lehman Brothers-UBS
   Commercial Mortgage Trust
   06-C3, AM
   5.712%, 3/15/39(3)                                     25                  20
   06-C6, A4
   5.372%, 9/15/39                                       170                 162
   07-C2, A2
   5.303%, 2/15/40                                       225                 230
   07-C2, A3
   5.430%, 2/15/40                                       115                  99
   05-C3, AM
   4.794%, 7/15/40                                        70                  59
   07-C6, A2
   5.845%, 7/15/40                                       150                 152
Merrill Lynch Mortgage
   Investors, Inc. 06-3, 2A1
   6.064%, 10/25/36 (3)                                  108                  93
Merrill Lynch Mortgage
   Trust 06-C1, AM
   5.656%, 5/12/39 (3)                                   110                  87
Merrill Lynch-Countrywide
   Commercial Mortgage
   Trust 06-4, A3
   5.172%, 12/12/49 (3)                                  250                 221
Morgan Stanley Capital I
   06-T23, A4
   5.810%, 8/12/41(3)                                    100                 101
   05-HQ5, A3
   5.007%, 1/14/42                                       150                 151
   06-IQ12, A4
   5.332%, 12/15/43                                      300                 278
   07-IQ14, A4
   5.692%, 4/15/49(3)                                    140                 118

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
NON-AGENCY--CONTINUED
Residential Funding
   Mortgage Securities I,
   Inc. 06-S4, A2
   6.000%, 4/25/36                            $          132       $         114
Salomon Brothers Mortgage
   Securities VII, Inc. 01-C1, D
   6.831%, 12/18/35 (3)                                   60                  59
SBA Commercial Mortgage
   Backed Securities Trust
   06-1A, A 144A
   5.314%, 11/15/36(4)                                   190                 194
   06-1A, B 144A
   5.451%, 11/15/36(4)                                    95                  97
Wachovia Bank Commercial
   Mortgage Trust
   04-C12, A2
   5.001%, 7/15/41                                       369                 374
   04-C12, A4
   5.237%, 7/15/41(3)                                    175                 174
   07-C30, A5
   5.342%, 12/15/43                                      200                 155
   05-C22, AM
   5.315%, 12/15/44(3)                                    20                  17
   07-C33, A4
   5.902%, 2/15/51(3)                                    160                 131
Wachovia Mortgage Loan
   Trust LLC 06-A, B1
   5.279%, 5/20/36 (3)                                   247                  21
Wells Fargo Mortgage
   Backed Securities Trust
   04-R, 2A1
   3.003%, 9/25/34(3)                                    165                 156
   04-EE, 2A3
   3.108%, 12/25/34(3)                                    96                  73
   05-AR4, 2A2
   4.338%, 4/25/35(3)                                    204                 182
   06-AR10, 5A3
   5.894%, 7/25/36(3)                                    123                  95
                                                                   -------------
                                                                           6,293
                                                                   -------------
TOTAL MORTGAGE-BACKED SECURITIES
   (IDENTIFIED COST $8,265)                                                7,907
                                                                   -------------
ASSET-BACKED SECURITIES--6.9%
American General Mortgage
   Loan Trust 06-1, A2 144A
   5.750%, 12/25/35 (3)(4)                               128                 128
Avis Budget Rental Car Funding
   AESOP LLC 09-2A, A 144A
   5.680%, 2/20/13 (4)                                   175                 181
Banc of America Alternative
   Loan Trust 03-10, 2A1
   6.000%, 12/25/33                                       69                  69
Banc of America Mortgage
   Securities, Inc.
   5.250%, 2/25/35                                        97                  90
Banc of America Securities
   Auto Trust 06-G1, B
   5.340%, 2/18/11                                       100                 100
Bombardier Capital Mortgage
   Securitization Corp. 99-A, A3
   5.980%, 1/15/18 (3)                                    92                  78

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
Carmax Auto Owner Trust
   07-2, B 5.370%, 3/15/13                    $           95       $          96
   09-2, A4 2.820%, 12/15/14                             250                 248
Chase Funding Mortgage
   Loan Asset-Backed
   Certificates 04-1,1A4
   4.111%, 8/25/30                                        33                  31
CPS Auto Trust 08-A,
   A4 144A
   7.130%, 10/15/14 (4)                                  200                 204
Daimler Chrysler Auto
   Trust 08-B, A4A
   5.320%, 11/10/14                                      135                 141
Dunkin Securitization 06-1,
   M1 144A
   8.285%, 6/20/31 (4)                                   160                 135
FMAC Loan Receivables
   Trust 98-CA, A2 144A
   6.660%, 9/15/20 (4)                                     9                   9
GMAC Mortgage Corp.
   Loan Trust
   06-HE2, A3
   6.320%, 5/25/36(3)                                    346                 156
   06-HE3, A2
   5.750%, 10/25/36(3)                                   223                 166
Green Tree Financial Corp. 94-1,
   A5
   7.650%, 4/15/19                                        65                  64
Harley-Davidson Motorcycle
   Trust 07-2, C
   5.410%, 8/15/15                                       180                 179
JPMorgan Mortgage Acquisition
   Corp. 06-CW2, AF3
   5.777%, 8/25/36 (3)                                   225                 150
Wells Fargo Mortgage Backed
   Securities Trust 06-12, A2
   6.000%, 10/25/36                                       85                  77
                                                                   -------------
TOTAL ASSET-BACKED SECURITIES
   (IDENTIFIED COST $2,610)                                                2,302
                                                                   -------------
CORPORATE BONDS--41.1%
CONSUMER DISCRETIONARY--3.5%
Ameristar Casinos, Inc. 144A
   9.250%, 6/1/14 (4)                                      8                   8
COX Communications, Inc.
   4.625%, 6/1/13                                        250                 260
Daimler Finance North
   America LLC
   6.500%, 11/15/13                                       70                  77
DigitalGlobe, Inc. 144A
   10.500%, 5/1/14 (4)                                    10                  11
DIRECTV Holdings
   LLC/DIRECTV Financing Co., Inc.
   6.375%, 6/15/15                                       100                 104
DuPont Fabros Technology
   LP 144A
   8.500%, 12/15/17 (4)                                   75                  77
Equity One, Inc.
   6.250%, 12/15/14                                       40                  39
Ford Motor Credit Co. LLC
   8.000%, 6/1/14                                        100                 103
Harrah's Operating Co., Inc.
   144A
   11.250%, 6/1/17 (4)                                    50                  52

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
CONSUMER DISCRETIONARY--CONTINUED
International Game Technology
   7.500%, 6/15/19                            $           20       $          22
Landry's Restaurants, Inc. 144A
   11.625%, 12/1/15 (4)                                   60                  64
McJunkin Red Man Corp. 144A
   9.500%, 12/15/16 (4)                                   50                  49
MGM MIRAGE 144A
   10.375%, 5/15/14 (4)                                    3                   3
Mobile Mini, Inc.
   6.875%, 5/1/15                                         20                  19
QVC, Inc. 144A
   7.500%, 10/1/19 (4)                                    40                  41
Scientific Games Corp. 144A
   7.875%, 6/15/16 (4)                                    25                  25
Scientific Games International,
   Inc.
   9.250%, 6/15/19                                        30                  32
Seminole Hard Rock
   Entertainment, Inc./Seminole
   Hard Rock International
   LLC 144A
   2.754%, 3/15/14 (3)(4)                                 25                  21
Seneca Gaming Corp.
   Series B 7.250%, 5/1/12                                 5                   5
Starwood Hotels & Resort
   Worldwide, Inc.
   6.250%, 2/15/13                                        63                  65
Videotron Ltee
   6.375%, 12/15/15                                       95                  93
                                                                   -------------
                                                                           1,170
                                                                   -------------
CONSUMER STAPLES--0.6%
Cargill, Inc. 144A
   5.600%, 9/15/12 (4)                                   115                 124
Yankee Acquisition Corp.
   Series B,
   8.500%, 2/15/15                                        80                  80
                                                                   -------------
                                                                             204
                                                                   -------------
ENERGY--4.5%
Anadarko Petroleum Corp.
   8.700%, 3/15/19                                        75                  93
Buckeye Partners LP
   6.050%, 1/15/18                                        15                  16
Cenovus Energy, Inc. 144A
   4.500%, 9/15/14 (4)                                    32                  33
Denbury Resources, Inc.
   7.500%, 12/15/15                                      135                 135
Expro Finance Luxembourg
   SCA 144A
   8.500%, 12/15/16 (4)                                  100                 100
Gazprom OAO (Gaz Capital SA)
   144A
   6.212%, 11/22/16 (4)                                  360                 345
Helix Energy Solutions Group,
   Inc. 144A
   9.500%, 1/15/16 (4)                                    13                  13
KazMunaiGaz Finance Sub BV
   144A
   8.375%, 7/2/13 (4)                                    100                 107
Kinder Morgan Energy Partners
   LP
   6.850%, 2/15/20                                        30                  33

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
ENERGY--CONTINUED
NAK Naftogaz Ukraine
   9.500%, 9/30/14(9)                         $          100       $          84
Pacific Rubiales Energy Corp.
   144A
   8.750%, 11/10/16 (4)                                  100                 106
Petrohawk Energy Corp.
   10.500%, 8/1/14                                       125                 137
Pride International, Inc.
   8.500%, 6/15/19                                        80                  92
SEACOR Holdings, Inc.
   7.375%, 10/1/19                                        50                  51
Smith International, Inc.
   9.750%, 3/15/19                                        60                  76
Western Refining, Inc.
   144A
   7.754%, 6/15/14(3)(4)                                  65                  59
   144A
   11.250%, 6/15/17(4)                                    35                  32
                                                                   -------------
                                                                           1,512
                                                                   -------------
FINANCIALS--19.7%
AFLAC, Inc.
   8.500%, 5/15/19                                        21                  24
Allstate Corp.
   6.125%, 5/15/37(3)                                    140                 122
American Express Credit Corp.
   5.125%, 8/25/14                                        25                  26
American Honda Finance Corp.
   144A
   6.700%, 10/1/13 (4)                                   150                 164
Assurant, Inc.
   5.625%, 2/15/14                                        75                  77
Atlantic Finance Ltd. 144A
   8.750%, 5/27/14 (4)                                   100                 103
Avalonbay Communities, Inc.
   5.700%, 3/15/17                                        50                  51
Bank of America Corp.
   7.400%, 1/15/11                                       185                 196
BBVA International Preferred
   SA Unipersonal
   5.919%, 12/31/49(3)                                    45                  36
BlackRock, Inc.
   3.500%, 12/10/14                                       50                  49
Brandywine Operating
   Partnership LP
   7.500%, 5/15/15                                        70                  71
Chubb Corp.
   6.375%, 3/29/67(3)                                    140                 130
CIT Group, Inc.
   7.000%, 5/1/13                                         15                  14
   7.000%, 5/1/14                                         22                  20
   7.000%, 5/1/15                                         22                  20
   7.000%, 5/1/16                                         37                  32
   7.000%, 5/1/17                                         51                  45
Citigroup, Inc.
   5.000%, 9/15/14                                        90                  87
   4.875%, 5/7/15                                        300                 283
Colonial Realty LP
   4.800%, 4/1/11                                         72                  70
ERAC USA Finance Co.
   144A
   5.800%, 10/15/12 (4)                                  195                 204

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
Fifth Third Bancorp
   6.250%, 5/1/13                             $           30       $          31
   4.500%, 6/1/18                                         75                  61
First Tennessee Bank N.A.
   0.413%, 2/14/11(3)                                    100                  96
Ford Motor Credit Co. LLC
   9.875%, 8/10/11                                       118                 124
General Electric Capital Corp.
   3.750%, 11/14/14                                       60                  60
Genworth Financial, Inc.
   5.750%, 6/15/14                                       110                 105
   6.515%, 5/22/18                                        40                  37
Glen Meadow Pass-Through
   Trust 144A
   6.505%, 2/12/67 (3)(4)                                110                  82
GMAC, Inc. 144A
   6.875%, 9/15/11 (4)                                    24                  24
Goldman Sachs Group, Inc. (The)
   7.500%, 2/15/19                                        64                  75
Hertz Corp. (The)
   8.875%, 1/1/14                                        100                 103
Hyundai Capital Services, Inc.
   144A
   6.000%, 5/5/15 (4)                                    100                 104
ICICI Bank Ltd. 144A
   5.750%, 11/16/10 (4)                                  175                 179
JPMorgan Chase & Co.
   5.750%, 1/2/13                                         55                  59
   6.300%, 4/23/19                                        75                  83
   Series 1,
   7.900%, 12/31/49(3)                                    96                  99
KeyBank N.A.
   4.950%, 9/15/15                                        35                  33
KeyCorp
   6.500%, 5/14/13                                        75                  77
Kimco Realty Corp.
   4.820%, 8/15/11                                       155                 156
Lincoln National Corp.
   8.750%, 7/1/19                                         75                  86
   6.050%, 4/20/67(3)                                     40                  31
Lukoil International Finance
   BV 144A
   6.375%, 11/5/14 (4)                                   100                 103
MassMutual Global Funding II
   144A
   3.500%, 3/15/10 (4)                                   100                 100
Mercantile Bankshares Corp.
   4.625%, 4/15/13                                        84                  85
Merrill Lynch & Co., Inc.
   6.150%, 4/25/13                                        75                  80
MetLife, Inc.
   6.750%, 6/1/16                                         18                  20
Morgan Stanley 144A
   10.090%, 5/3/17 (4)                                   250 BRL             133
National Australia Bank Ltd.
   144A
   5.350%, 6/12/13 (4)                                   285                 307
Nationwide Health Properties,
   Inc.
   6.250%, 2/1/13                                        130                 132
OJSC AK Transneft
   (TransCapitalInvest Ltd.)
   144A
   5.670%, 3/5/14 (4)                                    270                 272

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
Piper Jaffray Equipment
   Trust Securities 144A
   6.000%, 9/10/11 (4)                        $           92       $          92
PNC Funding Corp.
   5.625%, 2/1/17                                         70                  69
Principal Financial Group, Inc.
   7.875%, 5/15/14                                        55                  61
ProLogis
   7.625%, 8/15/14                                        75                  78
   6.625%, 5/15/18                                        35                  33
Prudential Financial, Inc.
   4.750%, 9/17/15                                        80                  81
   8.875%, 6/15/38(3)                                     65                  69
Regions Financial Corp.
   7.750%, 11/10/14                                       70                  69
Russian Agricultural Bank
   OJSC (RSHB Capital SA)
   144A
   6.299%, 5/15/17 (4)                                   100                 101
Simon Property Group LP
   5.600%, 9/1/11                                        205                 214
SLM Corp.
   0.600%, 2/1/10(3)                                     250                 250
Textron Financial Corp.
   5.125%, 11/1/10                                       100                 101
TNK-BP Finance SA RegS
   6.125%, 3/20/12 (5)                                   115                 120
Universal City Development
   Partners Ltd. 144A
   8.875%, 11/15/15 (4)                                   10                  10
Unum Group
   7.125%, 9/30/16                                        55                  57
Wachovia Corp.
   5.300%, 10/15/11                                      130                 138
WEA Finance LLC/WT Finance
   Australia 144A
   5.750%, 9/2/15 (4)                                     75                  79
Westpac Banking Corp.
   4.200%, 2/27/15                                        80                  81
XL Capital Ltd.
   5.250%, 9/15/14                                        85                  83
Zions Bancorp
   7.750%, 9/23/14                                        30                  26
                                                                   -------------
                                                                           6,573
                                                                   -------------
HEALTH CARE--1.0%
CareFusion Corp. 144A
   5.125%, 8/1/14 (4)                                     60                  63
Express Scripts, Inc.
   6.250%, 6/15/14                                        30                  33
HCA, Inc.
   9.125%, 11/15/14                                      145                 153
Select Medical Corp.
   7.625%, 2/1/15                                         55                  54
U.S. Oncology, Inc.
   9.125%, 8/15/17                                        37                  39
                                                                   -------------
                                                                             342
                                                                   -------------
INDUSTRIALS--2.6%
American Airlines, Inc. 01-1,
   6.977%, 5/23/21                                       129                 104
Continental Airlines, Inc. 98-1A,
   6.648%, 9/15/17                                       123                 118

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
Delta Air Lines, Inc. 00-A1,
   7.379%, 5/18/10                            $           36       $          36
Esco Corp. 144A
   8.625%, 12/15/13 (4)                                  154                 154
Hutchison Whampoa
   International Ltd. 144A
   4.625%, 9/11/15 (4)                                   100                 101
Ingersoll-Rand Global
   Holdings Co. Ltd.
   9.500%, 4/15/14                                        40                  48
Owens Corning, Inc.
   6.500%, 12/1/16                                        70                  72
Smiths Group plc 144A
   7.200%, 5/15/19 (4)                                    20                  22

Steelcase, Inc.
   6.500%, 8/15/11                                       100                 102
Toledo Edison Co. (The)
   7.250%, 5/1/20                                         30                  34
United Airlines, Inc. 00-2A,
   7.032%, 10/1/10                                        10                  10
United Rentals North America, Inc.
   10.875%, 6/15/16                                       55                  60
USG Corp. 144A
   9.750%, 8/1/14 (4)                                     13                  14
                                                                   -------------
                                                                             875
                                                                   -------------
INFORMATION TECHNOLOGY--1.4%
Agilent Technologies, Inc.
   5.500%, 9/14/15                                        35                  37
Corning, Inc.
   6.625%, 5/15/19                                        10                  11
Crown Castle Holdings
   GS V LLC/Crown Castle GS III
   Corp. 144A
   7.750%, 5/1/17 (4)                                     75                  80
Jabil Circuit, Inc.
   7.750%, 7/15/16                                        48                  50
National Semiconductor Corp.
   6.600%, 6/15/17                                        70                  72
NXP BV/NXP Funding LLC
   3.034%, 10/15/13(3)                                   105                  87
Xerox Corp.
   5.650%, 5/15/13                                       120                 125
                                                                   -------------
                                                                             462
                                                                   -------------
MATERIALS--4.8%
Airgas, Inc.
   4.500%, 9/15/14                                        25                  25
Allegheny Technologies, Inc.
   9.375%, 6/1/19                                        140                 161
ArcelorMittal
   5.375%, 6/1/13                                        135                 142
   9.000%, 2/15/15                                        40                  47
Bemis Co., Inc.
   5.650%, 8/1/14                                         20                  21
Catalyst Paper Corp.
   7.375%, 3/1/14                                         50                  31
Commercial Metals Co.
   7.350%, 8/15/18                                       140                 149
CRH America, Inc.
   8.125%, 7/15/18                                       130                 152
Domtar Corp.
   5.375%, 12/1/13                                        54                  52
   7.125%, 8/15/15                                        46                  47

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
MATERIALS--CONTINUED
Dow Chemical Co. (The)
   7.600%, 5/15/14                            $           50       $          57
   5.900%, 2/15/15                                        50                  54
International Paper Co.
   9.375%, 5/15/19                                        62                  76
Koppers, Inc. 144A
   7.875%, 12/1/19 (4)                                    15                  15
Nalco Co. 8.875%, 11/15/13                                50                  52
Nova Chemicals Corp.
   3.649%, 11/15/13(3)                                   300                 276
Vedanta Resources plc 144A
   8.750%, 1/15/14 (4)                                   100                 103
Verso Paper Holdings LLC/Verso
   Paper, Inc. 144A
   11.500%, 7/1/14(4)                                     50                  55
   Series B,
   4.031%, 8/1/14(3)                                      85                  68
                                                                   -------------
                                                                           1,583
                                                                   -------------
TELECOMMUNICATION SERVICES--1.6%
Axtel SAB de C.V. 144A
   9.000%, 9/22/19 (4)                                    12                  12
Clearwire Corp. 144A
   12.000%, 12/1/15 (4)                                   15                  15
Embarq Corp.
   6.738%, 6/1/13                                         50                  54
Nextel Communications, Inc.
   Series D
   7.375%, 8/1/15                                         75                  73
OJSC Vimpel Communications
   (VIP Finance Ireland Ltd.) 144A
   8.375%, 4/30/13 (4)                                   100                 106
Telecom Italia Capital SA
   6.175%, 6/18/14                                       100                 109
Virgin Media Finance plc Series 1,
   9.500%, 8/15/16                                       100                 108
Windstream Corp. 144A
   7.875%, 11/1/17 (4)                                    60                  60
                                                                   -------------
                                                                             537
                                                                   -------------
UTILITIES--1.4%
Allegheny Energy Supply Co. LLC
   144A
   8.250%, 4/15/12 (4)                                    40                  44
AmeriGas Partners LP
   7.250%, 5/20/15                                        25                  25
Korea Electric Power Corp. 144A
   5.500%, 7/21/14 (4)                                   100                 106
NiSource Finance Corp.
   7.875%, 11/15/10                                       60                  63
Northeast Utilities
   5.650%, 6/1/13                                        105                 109
Sempra Energy
   6.500%, 6/1/16                                         35                  38
Texas Competitive Electric
   Holdings Co. LLC Series A
   10.250%, 11/1/15                                       36                  29
TransAlta Corp.
   4.750%, 1/15/15                                        35                  35
                                                                   -------------
                                                                             449
                                                                   -------------
TOTAL CORPORATE BONDS
   (IDENTIFIED COST $13,030)                                              13,707
                                                                   -------------

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
CONVERTIBLE BONDS--0.2%
MATERIALS--0.2%
Georgia-Pacific Corp. 144A
   7.000%, 1/15/15 (4)                        $           75       $          76
                                                                   -------------
TOTAL CONVERTIBLE BONDS
   (IDENTIFIED COST $76)                                                      76
                                                                   -------------
LOAN AGREEMENTS(3)--11.1%
CONSUMER DISCRETIONARY--3.7%
AMF Bowling Worldwide, Inc.
   Tranche B,
   2.742%, 5/7/13                                         56                  48
Building Materials Holding Corp.
   Tranche B,
   7.375%, 10/10/11(9)                                   123                  43
Cengage Learning Acquisitions,
   Inc. Tranche
   2.745%, 7/5/14                                        114                 103
Ceridian Corp. Tranche
   3.254%, 1/1/00                                        100                  91
Ford Motor Co. Tranche B-1,
   3.323%, 12/15/13                                      292                 271
Getty Images, Inc. Tranche B,
   6.250%, 7/2/15                                         82                  83
Harrah's Operating Co., Inc.
   Tranche B-2,
   3.282%, 1/28/15                                        33                  26
   Tranche B-4,
   9.500%, 10/31/16                                       30                  30
Intelsat Jackson Holding Ltd.
   Tranche
   3.244%, 2/1/14                                         90                  82
Isle of Capri Casinos, Inc.
   Tranche B-DD,
   1.995%, 11/25/13                                       12                  12
   Tranche A-DD,
   1.995%, 11/25/13                                       11                  10
   Tranche,
   2.033%, 11/25/13                                       31                  29
Mediacom Illinois LLC
   Tranche D,
   5.500%, 3/31/17                                        88                  88
Neiman-Marcus Group, Inc.
   (The) Tranche
   2.269%, 4/6/13                                         49                  44
Nielsen Finance LLC/Nielsen
   Finance Co.
   Tranche
   2.238%, 8/9/13                                         58                  55
   Tranche B,
   3.988%, 5/1/16                                         33                  31
PTI Group, Inc. Tranche
   9.250%, 2/18/13                                        45                  39
Totes Isotoner Corp. Tranche B,
   3.811%, 1/16/13                                        13                  10
Univision Communications, Inc.
   Tranche B,
   2.522%, 9/29/14                                        85                  74
VWR Funding, Inc. Tranche,
   2.734%, 6/29/14                                        65                  58
                                                                   -------------
                                                                           1,227
                                                                   -------------

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
CONSUMER STAPLES--0.1%
Reynolds Group Holdings Ltd.
   Tranche
   6.250%, 11/5/15                            $           25       $          25
                                                                   -------------
ENERGY--0.3%
ATP Oil & Gas Corp.
   Tranche B-2,
   11.750%, 1/15/11                                       13                  13
   Tranche B-1,
   11.250%, 7/15/14                                       85                  83
                                                                   -------------
                                                                              96
                                                                   -------------
FINANCIALS--0.3%
Pinnacle Foods Finance LLC/Pinnacle
   Food Finance Corp. Tranche B,
   2.995%, 4/2/14                                         45                  42
Universal City Tranche
   0.000%, 11/6/14                                        13                  12
Vanguard Health Holdings Co.,
   II LLC Tranche B
   2.497%, 9/23/11                                        50                  49
                                                                   -------------
                                                                             103
                                                                   -------------
HEALTH CARE--0.7%
Health Management Associates,
   Inc. Tranche B,
   2.190%, 2/28/14                                        32                  30
HealthSouth Corp.
   Tranche 1,
   2.535%, 3/10/13                                        56                  54
   Tranche 2,
   4.045%, 3/15/14                                        46                  45
Psychiatric Solutions, Inc.
   Tranche B
   2.024%, 7/1/12                                        119                 113
                                                                   -------------
                                                                             242
                                                                   -------------
INDUSTRIALS--1.4%
ARAMARK Corp.
   Tranche
   2.132%, 1/26/14                                        40                  38
   Letter of Credit
   2.282%, 1/26/14                                         3                   2
EnergySolutions LLC
   Tranche
   4.010%, 6/7/13                                        107                 104
Harland Clarke Holdings
   Corp. Tranche B,
   2.757%, 6/30/14                                        90                  75
Protection One Alarm Monitoring,
   Inc. Tranche B-2,
   6.250%, 3/31/14                                        20                  20

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
ServiceMaster Co. (The)
   Tranche DD,
   2.750%, 7/24/14                            $           14       $          13
   Tranche B,
   2.795%, 7/24/14                                       140                 127
Trans Network Services
   6.000%, 11/18/15                                      100                 100
                                                                   -------------
                                                                             479
                                                                   -------------
INFORMATION TECHNOLOGY--1.2%
Allen Systems Group, Inc.
   Tranche
   8.500%, 10/20/13                                       35                  35
Avaya, Inc. Tranche B-1,
   3.074%, 10/26/14                                       85                  73
Dresser, Inc. PIK Loan
   5.999%, 5/4/15                                         60                  56
Freescale Semiconductor, Inc.
   Tranche
   2.000%, 12/1/13                                        85                  74
Reynolds & Reynolds Co. (The)
   Tranche
   2.245%, 10/24/12                                      173                 161
                                                                   -------------
                                                                             399
                                                                   -------------
MATERIALS--1.5%
Anchor Glass Container Corp.
   Tranche B,
   6.750%, 6/20/14                                       120                 120
Ashland, Inc. Tranche B,
   7.650%, 5/13/14                                        40                  41
Berry Plastics Group, Inc.
   Tranche C,
   2.300%, 4/3/15                                        144                 126
Building Materials Corp. of
   America Tranche B,
   6.063%, 9/15/14                                        40                  37
Huntsman International LLC
   Tranche B,
   1.995%, 4/21/14                                        17                  16
JohnsonDiversity, Inc. Tranche
   5.500%, 11/24/15                                       50                  50
Nalco Co. Tranche B,
   6.500%, 5/13/16                                        30                  30
Solutia, Inc. Tranche
   7.250%, 2/28/14                                        74                  75
                                                                   -------------
                                                                             495
                                                                   -------------
TELECOMMUNICATION SERVICES--1.3%
Level 3 Communications, Inc.
   Tranche A,
   2.593%, 3/13/14                                        87                  79
   Tranche B,
   11.500%, 3/13/14                                       26                  28
MetroPCS Wireless, Inc.
   Tranche B,
   2.531%, 11/3/13                                        70                  68
nTelos, Inc. Tranche
   5.750%, 8/7/15                                        253                 255
                                                                   -------------
                                                                             430
                                                                   -------------

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
UTILITIES--0.6%
NRG Energy, Inc.
   Tranche B,
   2.013%, 2/1/13                             $           13       $          14
   Letter of Credit
   2.033%, 2/1/13                                        104                  99
Texas Competitive Electric
   Holdings Co. LLC
   Tranche B-2,
   3.755%, 10/10/14                                       61                  49
   Tranche B-3,
   3.755%, 10/10/14                                       49                  40
                                                                   -------------
                                                                             202
                                                                   -------------
TOTAL LOAN AGREEMENTS
   (IDENTIFIED COST $3,673)                                                3,698
                                                                   -------------

                                                  SHARES
                                              --------------
PREFERRED STOCK--0.0%
FINANCIALS--0.0%
GMAC, Inc. (Pfd.) Series G 144A 7.00%(4)                   5                   3
                                                                   -------------
TOTAL PREFERRED STOCK
   (IDENTIFIED COST $2)                                                        3
                                                                   -------------
COMMON STOCKS--0.1%
FINANCIALS--0.1%
CIT Group, Inc.(2)                                     1,257                  35
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $45)                                                      35
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--98.5%
   (IDENTIFIED COST $32,402)                                              32,864
                                                                   -------------
SHORT-TERM INVESTMENTS--0.8%
MONEY MARKET MUTUAL FUNDS--0.8%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           268,433                 268
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $268)                                                    268
                                                                   -------------
TOTAL INVESTMENTS--99.3%
   (IDENTIFIED COST $32,670)                                              33,132(1)
                                                                   -------------
Other Assets and Liabilities--0.7%                                           220
                                                                   -------------
NET ASSETS--100.0%                                                 $      33,352
                                                                   =============

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

COUNTRY WEIGHTINGS as of 12/31/09+

United States                         78%
Australia                              3
Canada                                 3
Russia                                 2
Luxembourg                             1
New Zealand                            1
Norway                                 1
Other                                 11
                                     ---
Total                                100%
                                     ===

+   % of total investments as of December 31, 2009

FOREIGN CURRENCIES:

AUD   Australian Dollar
BRL   Brazil Real
CND   Canadian Dollar
COP   Colombian Peso
IDR   Indonesian Rupiah
KRW   Korean Won
NOK   Norwegian Krone
NZD   New Zealand Dollar
PLZ   Polish Zloty
TRY   New Turkish Lira
ZAR   South Africa Rand

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                               Total                   Level 2 -
                                             Value at     Level 1 -   Significant
                                           December 31,     Quoted     Observable
                                               2009         Prices       Inputs
                                           ------------   ---------   -----------
INVESTMENTS IN SECURITIES:
Debt Securities:
   U.S. Government Securities ..........      $   862       $ --        $   862
   Municipal Securities ................          148         --            148
   Foreign Government Securities .......        4,126         --          4,126
   Mortgage-Backed Securities ..........        7,907         --          7,907
   Asset-Backed Securities .............        2,302         --          2,302
   Corporate Debt ......................       17,481         --         17,481
Equity Securities:
   Preferred Stock .....................            3          3             --
   Common Stocks .......................           35         35             --
   Short-Term Investments ..............          268        268             --
                                              -------       ----        -------
      Total ............................      $33,132       $306        $32,826
                                              =======       ====        =======

There are no Level 3 (significant unobservable inputs) priced securities.

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                      Mortgage-Backed   Asset-Backed   Corporate
                                              Total     Securities        Securities      Debt
                                              -----   ---------------   ------------   ---------
INVESTMENTS IN SECURITIES:
BALANCE AS OF DECEMBER 31, 2008 ...........   $ 865        $ 245          $ 207          $ 413
Accrued discounts/premiums(a) .............       2           (1)            --(e)           3
Realized gain (loss)(b) ...................    (172)        (157)           (17)             2
Change in unrealized appreciation
   (depreciation)(b) ......................     429          234             65            130
Net purchases (sales)(d) ..................    (580)         (20)          (246)          (314)
Transfers in and/or out of Level 3(c) .....    (544)        (301)            (9)          (234)
                                              -----        -----          -----          -----
BALANCE AS OF DECEMBER 31, 2009 ...........   $  --        $  --          $  --          $  --
                                              =====        =====          =====          =====

(a)  Disclosed in the Statement of Operations under interest income.

(b) Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c) "Transfers in and/or out" represent the ending value as of December 31, 2009, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

(d)  Includes paydowns.

(e)  Amount is less than $500.

Level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                         PHOENIX SMALL-CAP GROWTH SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
COMMON STOCKS--98.9%
CONSUMER DISCRETIONARY--18.2%
Capella Education Co.(2)                               8,500       $         640
Focus Media Holding Ltd. ADR(2)                       23,100                 366
hhgregg, Inc.(2)                                      28,300                 623
Jarden Corp.                                          17,600                 544
Lululemon Athletica, Inc.(2)                          15,100                 455
Orient-Express Hotel Ltd.
   Class A(2)                                         42,500                 431
Royal Caribbean Cruises Ltd.(2)                       22,500                 569
Tractor Supply Co.(2)                                  6,800                 360
Ulta Salon, Cosmetics &
   Fragrance, Inc.(2)                                 16,600                 302
Warnaco Group, Inc. (The)(2)                           6,000                 253
WMS Industries, Inc.(2)                                6,000                 240
                                                                   -------------
                                                                           4,783
                                                                   -------------
CONSUMER STAPLES--3.8%
Central European Distribution
   Corp.(2)                                            9,800                 279
Diamond Foods, Inc.                                   12,100                 430
Elizabeth Arden, Inc.(2)                              19,900                 287
                                                                   -------------
                                                                             996
                                                                   -------------
ENERGY--4.2%
Arena Resources, Inc.(2)                              11,300                 487
Concho Resources, Inc.(2)                             13,585                 610
                                                                   -------------
                                                                           1,097
                                                                   -------------
FINANCIALS--3.0%
Jones Lang LaSalle, Inc.                               6,900                 417
Waddell & Reed Financial, Inc.
   Class A                                            12,300                 375
                                                                   -------------
                                                                             792
                                                                   -------------
HEALTH CARE--21.4%
Air Methods Corp.(2)                                  10,500                 353
Alexion Pharmaceuticals, Inc.(2)                       7,700                 376
Align Technology, Inc.(2)                             16,300                 290
Emergency Medical Services
   Corp. Class A(2)                                    8,100                 439
HMS Holdings Corp.(2)                                 11,500                 560
Human Genome Sciences, Inc.(2)                        14,500                 444
Inverness Medical Innovations,
   Inc.(2)                                             9,500                 394
IPC (The) Hospitalist Co.,
   Inc.(2)                                            11,000                 366
Magellan Health Services, Inc.(2)                      7,100                 289
Mednax, Inc.(2)                                        7,200                 433
PSS World Medical, Inc.(2)                            17,000                 384
Sirona Dental Systems, Inc.(2)                        15,700                 498
SXC Health Solutions Corp.(2)                         10,200                 550
Zoll Medical Corp.(2)                                  9,800                 262
                                                                   -------------
                                                                           5,638
                                                                   -------------
INDUSTRIALS--13.3%
AAR Corp.(2)                                          13,300                 306
Cornell Cos., Inc.(2)                                 15,900                 361
Harbin Electric, Inc.(2)                              20,100                 413
Healthcare Services Group, Inc.                       18,000                 386
Heico Corp.                                           14,900                 660

                                                  SHARES               VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
ICF International, Inc.(2)                            12,200       $         327
Manitowoc Co., Inc. (The)                             30,600                 305
Nordson Corp.                                          4,700                 288
Smartheat, Inc.(2)                                    31,200                 453
                                                                   -------------
                                                                           3,499
                                                                   -------------
INFORMATION TECHNOLOGY--32.3%
ArcSight, Inc.(2)                                     13,400                 343
AsiaInfo Holdings, Inc.(2)                            10,800                 329
Compellent Technologies, Inc.(2)                      22,100                 501
Global Defense Technology &
   Systems, Inc.(2)                                   21,400                 352
Hittite Microwave Corp.(2)                             7,300                 298
Informatica Corp.(2)                                  17,300                 447
LivePerson, Inc.(2)                                   68,700                 479
Manhattan Associates,
   Inc.(2)                                            12,600                 303
NetLogic Microsystems,
   Inc.(2)                                             7,900                 365
NIC, Inc.                                             34,800                 318
Nuance Communications,
   Inc.(2)                                            18,800                 292
Rackspace Hosting, Inc.(2)                            24,800                 517
RightNow Technologies, Inc.(2)                        24,400                 424
Silicon Laboratories, Inc.(2)                          6,800                 329
Solera Holdings, Inc.                                 16,600                 598
Sourcefire, Inc.(2)                                   16,300                 436
SuccessFactors, Inc.(2)                               18,400                 305
Taleo Corp. Class A(2)                                14,200                 334
Ultimate Software Group, Inc.(2)                      12,900                 379
Varian Semiconductor
   Equipment Associates, Inc.(2)                       8,800                 316
Veeco Instruments, Inc.(2)                            14,400                 476
VistaPrint NV(2)                                       6,500                 368
                                                                   -------------
                                                                           8,509
                                                                   -------------
MATERIALS--2.7%
Nalco Holding Co.                                     16,000                 408
NewMarket Corp.                                        2,600                 298
                                                                   -------------
                                                                             706
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $19,601)                                              26,020
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--98.9%
(IDENTIFIED COST $19,601)                                                 26,020
                                                                   -------------
SHORT-TERM INVESTMENTS--0.0%
MONEY MARKET MUTUAL FUNDS--0.0%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                                11                  --(13)
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $0)                                                        0
                                                                   -------------
TOTAL INVESTMENTS--98.9%
   (IDENTIFIED COST $19,601)                                              26,020(1)
                                                                   -------------
Other assets and liabilities, net--1.1%                                      290
                                                                   -------------
NET ASSETS--100.0%                                                 $      26,310
                                                                   =============

COUNTRY WEIGHTINGS as of 12/31/09+

United States    91%
Bermuda           2
Canada            2
Liberia           2
Netherlands       2
China             1
                ---
Total           100%
                ---

+    % of total investments as of December 31, 2009

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                   Total         Level 1 -
                                  Value at         Quoted
                             December 31, 2009     Prices
                             -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks                 $26,020          $26,020
   Short-Term Investments             --(13)           --(13)
                                 -------          -------
      Total                      $26,020          $26,020
                                 =======          =======

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                          Common
                                          Stocks
                                          ------
INVESTMENTS IN SECURITIES:
BALANCE AS OF DECEMBER 31, 2008........    $ 30
Accrued discounts/premiums.............      --
Realized gain (loss)(a)................      12
Change in unrealized appreciation
   (depreciation)(a)...................      --
Net purchases (sales)..................     (42)
Transfers in and/or out of Level 3(b)..      --
                                           ----
BALANCE AS OF DECEMBER 31, 2009........    $ --
                                           ====

(a) Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(b) "Transfers in and/or out" represent the ending value as of December 31, 2009, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                           See Notes to Financial Statements

                         PHOENIX SMALL-CAP VALUE SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
COMMON STOCKS--98.3%
CONSUMER DISCRETIONARY--15.3%
Broadview Security, Inc.(2)                           25,600       $         835
Gentex Corp.                                          45,400                 810
John Wiley & Sons, Inc.
   Class A                                            23,300                 976
Marcus Corp. (The)                                    62,400                 800
Regis Corp.                                           49,300                 768
Vail Resorts, Inc.(2)                                 23,000                 869
Wolverine World Wide, Inc.                            30,700                 835
                                                                   -------------
                                                                           5,893
                                                                   -------------
CONSUMER STAPLES--10.8%
BJ's Wholesale Club, Inc.(2)                          24,100                 788
Casey's General Stores, Inc.                          25,700                 821
Chattem, Inc.(2)                                       4,300                 401
Diamond Foods, Inc.                                   14,000                 498
J & J Snack Foods Corp.                               19,800                 791
Spartan Stores, Inc.                                  58,500                 836
                                                                   -------------
                                                                           4,135
                                                                   -------------
ENERGY--4.2%
Approach Resources, Inc.(2)                           26,100                 202
Atlas Energy, Inc.                                    29,700                 896
Rex Energy Corp.(2)                                   41,500                 498
                                                                   -------------
                                                                           1,596
                                                                   -------------
FINANCIALS--16.1%
BancFirst Corp.                                       10,300                 382
Chemical Financial Corp.                              17,245                 407
Equity Lifestyle Properties, Inc.                     15,900                 802
First Niagara Financial Group,
   Inc.                                               55,500                 772
Knight Capital Group, Inc.
   Class A(2)                                         53,000                 816
Mack-Cali Realty Corp.                                12,200                 422
Stifel Financial Corp.(2)                             15,000                 889
Suffolk Bancorp                                        6,700                 199
Texas Capital Bancshares, Inc.(2)                     49,300                 688
UMB Financial Corp.                                   21,000                 826
                                                                   -------------
                                                                           6,203
                                                                   -------------
HEALTH CARE--2.1%
CryoLife, Inc.(2)                                    128,400                 824
                                                                   -------------
INDUSTRIALS--28.3%
Astec Industries, Inc.(2)                             29,400                 792
BE Aerospace, Inc.(2)                                 37,900                 891
Beacon Roofing Supply, Inc.(2)                        49,958                 799
Genesee & Wyoming, Inc.
   Class A(2)                                         23,800                 777
Kaydon Corp.                                          21,300                 762
Landstar System, Inc.                                 10,400                 403

                                                  SHARES               VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
Layne Christensen Co.(2)                              11,600       $         333
Lennox International, Inc.                            10,800                 422
Middleby Corp.(2)                                     15,900                 779
Moog, Inc. Class A(2)                                 26,900                 786
Northwest Pipe Co.(2)                                 15,292                 411
Rollins, Inc.                                         42,600                 821
Saia, Inc.(2)                                         25,200                 373
Smith (A.O.) Corp.                                    19,600                 850
Teledyne Technologies, Inc.(2)                        21,600                 829
Wabtec Corp.                                          20,800                 850
                                                                   -------------
                                                                          10,878
                                                                   -------------
INFORMATION TECHNOLOGY--8.4%
ManTech International Corp.
   Class A(2)                                         16,800                 811
MKS Instruments, Inc.(2)                              46,099                 803
Progress Software Corp.(2)                            28,100                 821
ValueClick, Inc.(2)                                   76,600                 775
                                                                   -------------
                                                                           3,210
                                                                   -------------
MATERIALS--4.2%
Sensient Technologies Corp.                           28,600                 752
Thompson Creek Metals Co.,
   Inc.(2)                                            72,300                 847
                                                                   -------------
                                                                           1,599
                                                                   -------------
UTILITIES--8.9%
Avista Corp.                                          38,800                 838
Cleco Corp.                                           33,400                 913
Portland General Electric Co.                         42,300                 863
Westar Energy, Inc.                                   37,200                 808
                                                                   -------------
                                                                           3,422
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $32,639)                                              37,760
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--98.3%
   (IDENTIFIED COST $32,639)                                              37,760
                                                                   -------------
SHORT-TERM INVESTMENTS--1.4%
MONEY MARKET MUTUAL FUNDS--1.4%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           549,099                 549
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $549)                                                    549
                                                                   -------------
TOTAL INVESTMENTS--99.7%
   (IDENTIFIED COST $33,188)                                              38,309(1)
                                                                   -------------
Other assets and liabilities, net--0.3%                                      111
                                                                   -------------
NET ASSETS--100.0%                                                 $      38,420
                                                                   =============

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                   Total         Level 1 -
                                  Value at         Quoted
                             December 31, 2009     Prices
                             -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks                  $37,760         $37,760
   Short-Term Investments             549             549
                                  -------         -------
      Total                       $38,309         $38,309
                                  =======         =======

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      PHOENIX STRATEGIC ALLOCATION SERIES
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
MUNICIPAL BONDS--2.1%
CALIFORNIA--1.2%
Alameda Corridor Transportation
   Authority Taxable Series 99-C,
   (NATL-RE Insured) 6.600%, 10/1/29          $        1,000       $         851
Kern County Pension Obligation
   Taxable (NATL-RE Insured)
   7.260%, 8/15/14                                       420                 444
Sonoma County Pension
   Obligation Taxable
   (FSA Insured)
   6.625%, 6/1/13                                        795                 831
                                                                   -------------
                                                                           2,126
                                                                   -------------
FLORIDA--0.1%
Miami-Dade County Educational
   Facilities Authority Taxable
   Series C 5.480%, 4/1/16                               105                 103
                                                                   -------------
PENNSYLVANIA--0.7%
City of Pittsburgh Pension
   Obligation Taxable Series C
   (NATL-RE, FGIC Insured)
   6.500%, 3/1/17                                      1,250               1,232
                                                                   -------------
VIRGINIA--0.1%
Tobacco Settlement Financing
   Corp. Taxable Series 07-A1,
   6.706%, 6/1/46                                        220                 159
                                                                   -------------
TOTAL MUNICIPAL BONDS
   (IDENTIFIED COST $3,699)                                                3,620
                                                                   -------------
FOREIGN GOVERNMENT SECURITIES--0.8%
Bolivarian Republic of Venezuela
   9.250%, 9/15/27                                        95                  70
Commonwealth of Australia
   Series 121, 5.250%, 8/15/10                           265 AUD             240
Commonwealth of Canada
   2.750%, 12/1/10                                        76 CND              74
Commonwealth of New Zealand
   Series 1111, 6.000%, 11/15/11                         316 NZD             236
Federative Republic of Brazil
   10.250%, 1/10/28                                      250 BRL             143
Kingdom of Norway
   5.000%, 5/15/15                                       900 NOK             165
Republic of Colombia
   12.000%, 10/22/15                                  85,000 COP              51
Republic of Poland
   6.375%, 7/15/19                                        95                 103
Republic of South Africa
   Series R-201
   8.750%, 12/21/14                                    1,250 ZAR             171
Republic of Turkey
   0.000%, 2/2/11                                        115 TRY              71
                                                                   -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (IDENTIFIED COST $1,341)                                                1,324
                                                                   -------------

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
MORTGAGE-BACKED SECURITIES--16.5%
AGENCY--8.0%
FNMA
   4.000%, 6/1/20                             $          440       $         444
   4.500%, 7/1/20                                         35                  36
   4.000%, 5/1/31                                        589                 569
   6.500%, 10/1/31                                        22                  24
   6.000%, 9/1/32                                        128                 137
   5.000%, 10/1/33                                     1,157               1,192
   5.000%, 10/1/35                                       350                 360
   6.000%, 9/1/36                                        193                 205
   5.000%, 2/1/37                                        814                 836
   5.500%, 4/1/37                                        196                 206
   6.000%, 10/1/37                                       261                 277
   5.000%, 5/1/38                                      1,278               1,313
   5.500%, 6/1/38                                        223                 233
   5.500%, 6/1/38                                        158                 166
   5.500%, 11/1/38                                       419                 440
   5.500%, 11/1/38                                     1,263               1,323
   6.000%, 11/1/38                                       618                 656
   4.000%, 1/1/39                                        329                 317
   5.000%, 1/1/39                                        344                 353
   6.000%, 1/1/39                                        281                 298
   4.500%, 3/1/39                                        541                 540
   5.000%, 3/1/39                                        368                 378
   6.000%, 3/1/39                                        241                 256
   4.500%, 4/1/39                                      1,162               1,161
   4.500%, 5/1/39                                      1,176               1,175
GNMA
   6.500%, 11/15/23                                       70                  75
   6.500%, 12/15/23                                       13                  14
   6.500%, 2/15/24                                       101                 108
   6.500%, 6/15/28                                       129                 139
   6.500%, 7/15/31                                        82                  88
   6.500%, 11/15/31                                       82                  88
   6.500%, 2/15/32                                        55                  59
   6.500%, 4/15/32                                        82                  88
                                                                   -------------
                                                                          13,554
                                                                   -------------
NON-AGENCY--8.5%
Banc of America Funding Corp.
   05-8, 1A1 5.500%, 1/25/36                             469                 430
Bear Stearns Adjustable Rate
   Mortgage Trust 05-12, 13A1
   5.429%, 2/25/36 (3)                                   493                 403
Bear Stearns Commercial
   Mortgage Securities 06-PW12, A4
   5.719%, 9/11/38(3)                                    940                 955
   07-PW18, AM 6.084%, 6/11/50(3)                        550                 398
Citigroup Mortgage Loan
   Trust, Inc. 05-5, 2A3
   5.000%, 8/25/35                                       367                 347
Citigroup/Deutsche Bank
   Commercial Mortgage Trust 06-CD2, A4
   5.363%, 1/15/46 (3)                                 1,190               1,138

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
NON-AGENCY--CONTINUED
Credit Suisse Mortgage Capital
   Certificates 06-C1, A4
   5.548%, 2/15/39 (3)                        $        1,710       $       1,684
Crown Castle Towers LLC
   05-1A, AFX 144A
   4.643%, 6/15/35 (4)                                   800                 808
GE Capital Commercial
   Mortgage Corp. 03-C1, C
   4.975%, 1/10/38 (3)                                   175                 170
GS Mortgage Securities Corp. II
   05-GG4, AJ 4.782%, 7/10/39                            800                 609
   07-GG10, A4 5.805%, 8/10/45(3)                        460                 395
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   07-LD12, A4 5.882%, 2/15/51 (3)                       425                 368
Lehman Brothers-UBS
   Commercial Mortgage Trust 06-C6, A4
   5.372%, 9/15/39                                       325                 310
   07-C2, A2 5.303%, 2/15/40                           1,230               1,259
   07-C6, A2 5.845%, 7/15/40                             500                 506
   07-C7, A3 5.866%, 9/15/45(3)                          700                 614
Morgan Stanley Capital I 06-T23, A4
   5.810%, 8/12/41(3)                                    790                 796
   06-IQ12, A4 5.332%, 12/15/43                          525                 487
SBA Commercial Mortgage-Backed
   Securities Trust 06-1A, A 144A
   5.314%, 11/15/36 (4)                                  500                 511
Timberstar Trust 06-1A, A 144A
   5.668%, 10/15/36 (4)                                  675                 641
Wachovia Bank Commercial Mortgage Trust
   07-C30, A5 5.342%, 12/15/43                           285                 221
   07-C33, A4 5.902%, 2/15/51(3)                         425                 349
Wells Fargo Mortgage-Backed
   Securities Trust 04-EE, 2A3
   3.108%, 12/25/34(3)                                   326                 248
   05-AR4, 2A2 4.338%, 4/25/35(3)                        123                 109
   05-AR4, 2A1 4.338%, 4/25/35(3)                        818                 712
                                                                   -------------
                                                                          14,468
                                                                   -------------
TOTAL MORTGAGE-BACKED SECURITIES
   (IDENTIFIED COST $28,381)                                              28,022
                                                                   -------------

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
ASSET-BACKED SECURITIES--1.1%
Bayview Financial Acquisition
   Trust 06-A, 1A2 5.483%, 2/28/41 (3)        $          325       $         282
Bosphorus Financial Services Ltd. 144A
   2.073%, 2/15/12 (3)(4)                                225                 215
Capital One Auto Finance Trust 07-B, A3A
   5.030%, 4/15/12                                       142                 143
Dunkin Securitization 06-1, M1 144A
   8.285%, 6/20/31 (4)                                   305                 258
JPMorgan Mortgage Acquisition Corp.
   06-CW2, AF3 5.777%, 8/25/36(3)                        470                 313
   06-CW2, AF4 6.080%, 8/25/36(3)                        530                 298
Residential Funding Mortgage
   Securities II, Inc. 06-HSA1, A3
   5.230%, 2/25/36 (3)                                   987                 346
                                                                   -------------
TOTAL ASSET-BACKED SECURITIES
   (IDENTIFIED COST $2,986)                                                1,855
                                                                   -------------
CORPORATE BONDS--17.7%
CONSUMER DISCRETIONARY--1.4%
Arcos Dorados B.V. 144A
   7.500%, 10/1/19 (4)                                   125                 124
Daimler Finance North America LLC
   6.500%, 11/15/13                                      130                 142
DIRECTV Holdings LLC/DIRECTV
   Financing Co., Inc.
   6.375%, 6/15/15                                       160                 166
DuPont Fabros Technology LP 144A
   8.500%, 12/15/17 (4)                                  125                 128
Equity One, Inc. 6.250%, 12/15/14                        100                  98
Harrah's Operating Co., Inc. 144A
   11.250%, 6/1/17 (4)                                   125                 131
Hasbro, Inc. 6.300%, 9/15/17                             200                 212
International Game Technology
   7.500%, 6/15/19                                       150                 163
Korea Expressway Corp. 144A
   4.500%, 3/23/15 (4)                                   100                 102
Landry's Restaurants, Inc. 144A
   11.625%, 12/1/15 (4)                                   83                  88
QVC, Inc. 144A
   7.500%, 10/1/19 (4)                                   150                 154
Royal Caribbean Cruises Ltd.
   7.250%, 6/15/16                                       285                 277
Seneca Gaming Corp. Series B
   7.250%, 5/1/12                                        225                 220
Staples, Inc.
   9.750%, 1/15/14                                        40                  49
Starwood Hotels & Resorts Worldwide, Inc.
   7.150%, 12/1/19                                        75                  75

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
CONSUMER DISCRETIONARY--CONTINUED
Time Warner Cable, Inc.
   5.850%, 5/1/17                             $          130       $         137
Videotron Ltee
   6.375%, 12/15/15                                      175                 172
                                                                   -------------
                                                                           2,438
                                                                   -------------
CONSUMER STAPLES--0.7%
BAT International Finance plc 144A
   9.500%, 11/15/18 (4)                                   50                  64
Reynolds American, Inc.
   7.300%, 7/15/15                                       600                 648
Tate & Lyle International
   Finance plc 144A 6.625%, 6/15/16 (4)                  275                 285
Tyson Foods, Inc.
   7.850%, 4/1/16                                        125                 129
                                                                   -------------
                                                                           1,126
                                                                   -------------
ENERGY--1.1%
Buckeye Partners LP 6.050%, 1/15/18                       50                  52
Cenovus Energy, Inc. 144A
   5.700%, 10/15/19 (4)                                   45                  47
Denbury Resources, Inc.
   7.500%, 12/15/15                                      185                 185
Enterprise Products Operating LLC
   7.625%, 2/15/12                                       130                 144
Expro Finance Luxembourg SCA 144A
   8.500%, 12/15/16 (4)                                  125                 125
Helix Energy Solutions Group, Inc. 144A
   9.500%, 1/15/16 (4)                                    50                  51
Holly Corp. 144A 9.875%, 6/15/17 (4)                      12                  13
Kinder Morgan Finance Co. 5.700%, 1/5/16                 225                 217
Pacific Rubiales Energy Corp. 144A
   8.750%, 11/10/16 (4)                                  125                 132
Petrohawk Energy Corp.
   10.500%, 8/1/14                                       100                 110
Petropower I Funding Trust 144A
   7.360%, 2/15/14 (4)                                   297                 295
Questar Market Resources, Inc.
   6.800%, 3/1/20                                        100                 104
SEACOR Holdings, Inc. 7.375%, 10/1/19                    150                 152
Swift Energy Co. 7.125%, 6/1/17                          175                 166
Weatherford International Ltd.
   9.625%, 3/1/19                                         45                  56
                                                                   -------------
                                                                           1,849
                                                                   -------------
FINANCIALS--8.3%
Abu Dhabi Commercial Bank 144A
   4.750%, 10/8/14 (4)                                   150                 139
AFLAC, Inc. 8.500%, 5/15/19                              100                 115

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
American Express Credit Corp. Series C,
   7.300%, 8/20/13                            $          200       $         225
Assurant, Inc. 5.625%, 2/15/14                           250                 256
BAC Capital Trust XI 6.625%, 5/23/36                     325                 294
Bank of America Corp. 5.650%, 5/1/18                     400                 406
Bank of New York/Mellon Corp. (The)
   4.950%, 11/1/12                                       180                 194
Barclays Bank plc 5.200%, 7/10/14                        140                 148
BBVA International Preferred
   SA Unipersonal 5.919%, 12/31/49(3)                     60                  48
Bear Stearns Cos., Inc. LLC (The)
   7.250%, 2/1/18                                        250                 287
BlackRock, Inc. Series 2, 5.000%, 12/10/19               125                 123
Blackstone Holdings Finance Co. LLC 144A
   6.625%, 8/15/19 (4)                                   135                 132
Brandywine Operating Partnership LP
   7.500%, 5/15/15                                       125                 127
Citigroup, Inc. 5.000%, 9/15/14                           40                  39
   4.875%, 5/7/15                                        195                 184
Credit Suisse New York 5.000%, 5/15/13                   260                 277
Deutsche Bank Financial LLC 5.375%, 3/2/15               131                 137
Export-Import Bank of Korea 5.875%, 1/14/15              100                 107
Fibria Overseas Finance Ltd. 144A
   9.250%, 10/30/19 (4)                                  100                 113
Fifth Third Bancorp 4.500%, 6/1/18                       150                 122
FMR LLC 144A 5.350%, 11/15/21 (4)                        250                 239
Ford Motor Credit Co. LLC 8.625%, 11/1/10                180                 185
   9.875%, 8/10/11                                       238                 249
   7.800%, 6/1/12                                        200                 202
General Electric Capital Corp.
   5.375%, 10/20/16                                      700                 728
Genworth Financial, Inc. 5.750%, 6/15/14                 125                 120
   6.515%, 5/22/18                                        85                  78
Glen Meadow Pass-Through Trust 144A
   6.505%, 2/12/67 (3)(4)                                135                 100
GMAC LLC 144A 6.875%, 8/28/12 (4)                        316                 313
GMAC, Inc. 144A 6.875%, 9/15/11(4)                        24                  24
   144A 6.750%, 12/1/14(4)                                49                  47

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
Goldman Sachs Group, Inc. (The)
   5.950%, 1/18/18                            $          165       $         174
   6.150%, 4/1/18                                        175                 187
HRPT Properties Trust
   5.750%, 11/1/15                                       275                 259
Hyundai Capital Services, Inc.
   144A
   6.000%, 5/5/15 (4)                                    100                 104
JPMorgan Chase & Co.
   5.250%, 5/1/15                                        250                 260
   Series 1,
   7.900%, 12/31/49(3)                                    89                  92
KeyBank N.A.
   4.950%, 9/15/15                                       170                 158
Kimco Realty Corp.
   6.875%, 10/1/19                                       150                 153
Korea Development Bank
   5.300%, 1/17/13                                       137                 144
LBG Capital No. 1 plc 144A
   7.880%, 11/1/20 (4)                                 1,000                 810
Lincoln National Corp.
   6.050%, 4/20/67(3)                                     50                  39
Lukoil International Finance BV
   144A
   7.250%, 11/5/19 (4)                                   175                 176
Mercantile Bankshares Corp.
   4.625%, 4/15/13                                       208                 211
Morgan Stanley
   4.200%, 11/20/14                                      100                 100
National Capital Trust II 144A
   5.486%, 12/29/49 (3)(4)                               950                 759
Petroplus Finance Ltd. 144A
   6.750%, 5/1/14 (4)                                    150                 142
ProLogis
   7.625%, 8/15/14                                       150                 157
   6.625%, 5/15/18                                       120                 114
Prudential Financial, Inc.
   4.750%, 9/17/15                                       150                 152
   8.875%, 6/15/38(3)                                     50                  53
Realty Income Corp.
   6.750%, 8/15/19                                       110                 108
Regions Financial Corp.
   7.750%, 11/10/14                                      100                  99
SLM Corp.
   0.000%, 2/1/10(3)                                   1,950               1,952
SunTrust Banks, Inc.
   5.250%, 11/5/12                                       150                 156
UFJ Finance AEC
   6.750%, 7/15/13                                       275                 306
Universal City Development
   Partners Ltd. 144A
   8.875%, 11/15/15 (4)                                   20                  20
Unum Group
   7.125%, 9/30/16                                       125                 129
Wachovia Corp.
   4.875%, 2/15/14                                       355                 361
Westfield Capital Corp.
   Ltd./Westfield Finance
   Authority 144A
   5.125%, 11/15/14 (4)                                  355                 366
Zions Bancorp.
   5.650%, 5/15/14                                     1,000                 729
                                                                   -------------
                                                                          14,228
                                                                   -------------

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
HEALTH CARE--0.2%
Quest Diagnostics, Inc.
   6.400%, 7/1/17                             $          280       $         307
                                                                   -------------
INDUSTRIALS--2.0%
American Airlines, Inc. 01-1,
   6.977%, 5/23/21                                       373                 301
Continental Airlines, Inc. 98-1A,
   6.648%, 9/15/17                                       345                 332
DI Finance/DynCorp International,
   Inc. Series B,
   9.500%, 2/15/13                                       125                 127
Equifax, Inc.
   6.300%, 7/1/17                                        240                 245
Hutchison Whampoa International
   Ltd. 144A
   5.750%, 9/11/19 (4)                                   115                 117
ITW Cupids Financing Trust I
   144A
   6.550%, 12/31/11 (4)                                2,000               1,991
Owens Corning, Inc.
   6.500%, 12/1/16                                        60                  61
United Rentals North America, Inc.
   6.500%, 2/15/12                                       175                 175
USG Corp. 144A
   9.750%, 8/1/14 (4)                                     21                  23
                                                                   -------------
                                                                           3,372
                                                                   -------------
INFORMATION TECHNOLOGY--0.6%
Agilent Technologies, Inc.
   5.500%, 9/14/15                                        75                  79
Broadridge Financial Solutions, Inc.
   6.125%, 6/1/17                                        250                 243
Crown Castle Holdings GS V
   LLC/Crown Castle GS III Corp.
   144A
   7.750%, 5/1/17 (4)                                    150                 160
   Intuit, Inc. 5.750%, 3/15/17                           71                  73
Jabil Circuit, Inc.
   8.250%, 3/15/18                                       170                 183
Xerox Corp.
   6.750%, 2/1/17                                        325                 349
                                                                   -------------
                                                                           1,087
                                                                   -------------
MATERIALS--1.5%
Agrium, Inc.
   6.750%, 1/15/19                                       180                 195
Airgas, Inc.
   4.500%, 9/15/14                                        38                  39
ArcelorMittal
   6.125%, 6/1/18                                        180                 186
Ashland, Inc. 144A
   9.125%, 6/1/17 (4)                                    125                 138
Bemis Co., Inc.
   6.800%, 8/1/19                                         40                  44
Catalyst Paper Corp.
   7.375%, 3/1/14                                        180                 111
Celulosa Arauco
   7.250%, 7/29/19                                       150                 163
Commercial Metals Co.
   7.350%, 8/15/18                                       170                 181

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
MATERIALS--CONTINUED
CRH America, Inc.
   6.000%, 9/30/16                            $          255       $         266
   8.125%, 7/15/18                                       150                 175
Dow Chemical Co. (The)
   8.550%, 5/15/19                                       150                 179
Georgia Gulf Corp. 144A
   9.000%, 1/15/17 (4)                                   125                 127
Gerdau Holdings, Inc. 144A
   7.000%, 1/20/20 (4)                                   100                 103
JonhsonDiversey, Inc. 144A
   8.250%, 11/15/19 (4)                                   15                  15
Koppers, Inc. 144A
   7.875%, 12/1/19 (4)                                    30                  30
Nova Chemicals Corp.
   3.649%, 11/15/13(3)                                   170                 156
Vale Overseas Ltd.
   5.625%, 9/15/19                                       150                 151
Verso Paper Holdings LLC/Verso
   Paper, Inc. Series B,
   4.031%, 8/1/14 (3)                                     93                  74
Xstrata Canada Corp.
   5.500%, 6/15/17                                       260                 259
                                                                   -------------
                                                                           2,592
                                                                   -------------
TELECOMMUNICATION SERVICES--0.6%
Axtel SAB de C.V. 144A
   9.000%, 9/22/19 (4)                                    38                  39
Cincinnati Bell, Inc.
   8.250%, 10/15/17                                       60                  61
Clearwire Corp. 144A
   12.000%, 12/1/15 (4)                                   40                  41
Frontier Communications Corp.
   8.125%, 10/1/18                                        75                  76
OJSC Vimpel Communications
   144A (VIP Finance Ireland Ltd.)
   9.125%, 4/30/18 (4)                                   125                 134
Qwest Corp.
   7.875%, 9/1/11                                        125                 131
   6.500%, 6/1/17                                        143                 141
Telecom Italia Capital S.A.
   5.250%, 10/1/15                                       200                 209
Virgin Media Finance plc Series 1,
   9.500%, 8/15/16                                       100                 108
Windstream Corp. 144A
   7.875%, 11/1/17 (4)                                    90                  89
                                                                   -------------
                                                                           1,029
                                                                   -------------
UTILITIES--1.3%
   Allegheny Energy Supply Co. LLC
   144A
   8.250%, 4/15/12 (4)                                   110                 120
AmeriGas Partners LP
   7.250%, 5/20/15                                       500                 503
Centrais Eletricas Brasileiras
   SA 144A
   6.875%, 7/30/19 (4)                                   100                 108
Great River Energy 144A
   5.829%, 7/1/17 (4)                                    114                 124
Korea Electric Power Corp.
   144A
   5.500%, 7/21/14 (4)                                   100                 106

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                    PAR
                                                   VALUE               VALUE
                                              --------------       -------------
UTILITIES--CONTINUED
Majapahit Holding BV 144A
   7.750%, 1/20/20(4)                         $          200       $         211
Midwest Generation LLC
   Series B 8.560%, 1/2/16                                92                  93
Northeast Utilities
   5.650%, 6/1/13                                        200                 207
Sempra Energy
   6.000%, 10/15/39                                      150                 148
TransAlta Corp.
   4.750%, 1/15/15                                        65                  65
United Energy Distribution
   Holdings Property Ltd. 144A
   5.450%, 4/15/16(4)                                    500                 469
                                                                   -------------
                                                                           2,154
                                                                   -------------
TOTAL CORPORATE BONDS
   (IDENTIFIED COST $29,936)                                              30,182
                                                                   -------------
CONVERTIBLE BONDS--0.1%
MATERIALS--0.1%
Georgia-Pacific Corp. 144A
   7.000%, 1/15/15(4)                                    125                 127
                                                                   -------------
TOTAL CONVERTIBLE BONDS
   (IDENTIFIED COST $128)                                                    127
                                                                   -------------
LOAN AGREEMENTS(3)--0.2%
CONSUMER DISCRETIONARY--0.0%
Lamar Media Corp. Tranche F,
   5.500%, 3/31/14                                        40                  40
                                                                   -------------
CONSUMER STAPLES--0.0%
Reynolds Group Holdings Ltd.
   Tranche
   6.250%, 11/5/15                                        45                  45
                                                                   -------------
FINANCIALS--0.0%
Universal City Tranche
   6.500%, 11/6/14                                        19                  19
                                                                   -------------
HEALTH CARE--0.1%
RehabCare Group, Inc. Tranche B,
   6.000%, 11/24/15                                       55                  54
                                                                   -------------
INDUSTRIALS--0.0%
Protection One Alarm Monitoring, Inc.
   Tranche B-2,
   6.250%, 3/31/14                                        30                  30
                                                                   -------------
MATERIALS--0.0%
Gentek Holding LLC Tranche
   7.000%, 10/29/14                                       50                  51
                                                                   -------------
UTILITIES--0.1%
Texas Competitive Electric
   Holdings Co. LLC Tranche B-2,
   3.755%, 10/10/14                                       71                  58
                                                                   -------------
TOTAL LOAN AGREEMENTS
   (IDENTIFIED COST $307)                                                    297
                                                                   -------------

                                                  SHARES               VALUE
                                              --------------       -------------
PREFERRED STOCK--0.0%
FINANCIALS--0.0%
GMAC, Inc. (Pfd.) Series G 144A
   7.00%(4)                                               84       $          55
                                                                   -------------
TOTAL PREFERRED STOCK
   (IDENTIFIED COST $27)                                                      55
                                                                   -------------
COMMON STOCKS--59.0%
CONSUMER DISCRETIONARY--3.4%
McDonald's Corp.                                      40,000               2,498
NIKE, Inc. Class B                                    34,000               2,246
Under Armour, Inc. Class A(2)                         41,000               1,118
                                                                   -------------
                                                                           5,862
                                                                   -------------
CONSUMER STAPLES--7.8%
Altria Group, Inc.                                   113,500               2,228
Bunge Ltd.                                            34,300               2,189
Clorox Co. (The)                                      37,000               2,257
Costco Wholesale Corp.                                39,000               2,308
PepsiCo, Inc.                                         35,000               2,128
Philip Morris International, Inc.                     45,000               2,168
                                                                   -------------
                                                                          13,278
                                                                   -------------
ENERGY--10.3%
Chevron Corp.                                         28,000               2,156
ConocoPhillips                                        43,000               2,196
Halliburton Co.                                       71,000               2,136
Massey Energy Co.                                     48,000               2,017
Occidental Petroleum Corp.                            32,000               2,603
Petroleo Brasileiro SA ADR                            49,000               2,336
Valero Energy Corp.                                  105,000               1,759
Williams Cos., Inc. (The)                            112,000               2,361
                                                                   -------------
                                                                          17,564
                                                                   -------------
FINANCIALS--2.5%
Goldman Sachs Group, Inc. (The)                       12,000               2,026
Hudson City Bancorp, Inc.                            159,200               2,186
                                                                   -------------
                                                                           4,212
                                                                   -------------
HEALTH CARE--7.7%
Biogen Idec, Inc.(2)                                  44,000               2,354
Gilead Sciences, Inc.(2)                              47,000               2,034
Johnson & Johnson                                     37,700               2,428
Shire plc ADR                                         38,000               2,231
St. Jude Medical, Inc.(2)                             52,000               1,913
UnitedHealth Group, Inc.                              71,000               2,164
                                                                   -------------
                                                                          13,124
                                                                   -------------
INDUSTRIALS--7.3%
Caterpillar, Inc.                                     23,000               1,311
Continental Airlines, Inc. Class B(2)                137,000               2,455
Dryships, Inc.(2)                                    353,000               2,054
Foster Wheeler AG(2)                                  69,000               2,031

                                                  SHARES               VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
L-3 Communications Holdings, Inc.                     26,000       $       2,261
Union Pacific Corp.                                   35,000               2,237
                                                                   -------------
                                                                          12,349
                                                                   -------------
INFORMATION TECHNOLOGY--10.9%
Cisco Systems, Inc.(2)                                99,000               2,370
Corning, Inc.                                        117,000               2,259
Hewlett-Packard Co.                                   43,000               2,215
International Business Machines Corp.                 20,000               2,618
Microsoft Corp.                                       73,000               2,226
Nokia Oyj Sponsored ADR                              161,600               2,077
QUALCOMM, Inc.                                        50,400               2,331
Research In Motion Ltd.(2)                            36,000               2,431
                                                                   -------------
                                                                          18,527
                                                                   -------------
MATERIALS--5.1%
Alcoa, Inc.                                          103,000               1,660
Freeport-McMoRan
Copper & Gold, Inc.(2)                                30,000               2,409
Nucor Corp.                                           47,000               2,193
Potash Corp. of Saskatchewan, Inc.                    22,000               2,387
                                                                   -------------
                                                                           8,649
                                                                   -------------
TELECOMMUNICATION SERVICES--2.8%
AT&T, Inc.                                            84,000               2,355
Verizon Communications, Inc.                          72,000               2,385
                                                                   -------------
                                                                           4,740
                                                                   -------------
UTILITIES--1.2%
Exelon Corp.(2)                                       43,000               2,101
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $77,925)                                             100,406
                                                                   -------------
EXCHANGE-TRADED FUNDS--1.2%
PowerShares Deutsche Bank
   Agriculture Fund(2)                                77,900               2,060
                                                                   -------------
TOTAL EXCHANGE-TRADED FUNDS
   (IDENTIFIED COST $1,941)                                                2,060
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--98.7%
   (IDENTIFIED COST $146,671)                                            167,948
                                                                   -------------
SHORT-TERM INVESTMENTS--1.0%
MONEY MARKET MUTUAL FUNDS--1.0%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                         1,708,044               1,708
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $1,708)                                                1,708
                                                                   -------------
TOTAL INVESTMENTS--99.7%
   (IDENTIFIED COST $148,379)                                            169,656(1)
                                                                   -------------
Other Assets and Liabilities--0.3%                                           591
                                                                   -------------
NET ASSETS--100.0%                                                 $     170,247
                                                                   =============


      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2009

($ reported in thousands)

COUNTRY WEIGHTINGS as of 12/31/09+

United States     83%
Bermuda            3
Canada             3
Brazil             2
United Kingdom     2
Finland            1
Switzerland        1
Other              5
                 ---
Total            100%
                 ---

+    % of total investments as of December 31, 2009

FOREIGN CURRENCIES:

AUD   Australian Dollar
BRL   Brazil Real
CND   Canadian Dollar
COP   Colombian Peso
NOK   Norwegian Krone
NZD   New Zealand Dollar
TRY   New Turkish Lira
ZAR   South Africa Rand

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                         Total                    Level 2 -
                                        Value at     Level 1 -   Significant
                                      December 31,    Quoted     Observable
                                          2009        Prices       Inputs
                                      ------------   ---------   -----------
INVESTMENTS IN SECURITIES:
Debt Securities:
   Municipal Debt .................     $  3,620      $     --     $ 3,620
   Foreign Government Securities...        1,324            --       1,324
   Mortgage-Backed Securities .....       28,022            --      28,022
   Asset-Backed Securities ........        1,855            --       1,855
   Corporate Debt .................       30,606            --      30,606
Equity Securities:
   Preferred Stock ................           55            55          --
   Common Stocks ..................      100,406       100,406          --
   Exchange-Traded Funds ..........        2,060         2,060          --
   Short-Term Investments .........        1,708         1,708          --
                                        --------      --------     -------
      Total .......................     $169,656      $104,229     $65,427
                                        ========      ========     =======

There are no Level 3 (significant unobservable inputs) priced securities.

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used:

                                                  Mortgage-Backed   Corporate
                                         Total       Securities        Debt
                                        -------   ---------------   ---------
INVESTMENTS IN SECURITIES:
BALANCE AS OF DECEMBER 31, 2008 .....   $ 1,205         $ 524         $ 681
Accrued discounts/premiums(a) .......        (1)           (2)            1
Realized gain (loss)(b) .............      (189)         (185)           (4)
Change in unrealized appreciation
   (depreciation)(b) ................       494           386           108
Net purchases (sales)(c) ............      (449)          (82)         (367)
Transfers in and/or out of
   Level 3(d) .......................    (1,060)         (641)         (419)
                                        -------         -----         -----
BALANCE AS OF DECEMBER 31, 2009 .....   $    --         $  --         $  --
                                        =======         =====         =====

(a)  Disclosed in the Statement of Operations under interest income.

(b) Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c)  Includes paydowns.

(d) "Transfers in and/or out" represent the ending value as of December 31, 2009, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
PREFERRED STOCK--4.2%
INFORMATION TECHNOLOGY--4.2%
Samsung Electronics Co.,
   Ltd. Pfd.
   1.620%                                             39,000       $      17,579
                                                                   -------------
TOTAL PREFERRED STOCK
   (IDENTIFIED COST $11,414)                                              17,579
                                                                   -------------
COMMON STOCKS--94.1%
CONSUMER DISCRETIONARY--3.0%
adidas AG                                            231,300              12,528
                                                                   -------------
CONSUMER STAPLES--6.3%
British American Tobacco plc                         428,331              13,905
Metro AG                                              65,700               4,013
Nestle S.A. Registered Shares                        176,750               8,578
                                                                   -------------
                                                                          26,496
                                                                   -------------
ENERGY--13.0%
ENI S.p.A.                                           659,700              16,800
PetroChina Co. Ltd. Class H                        5,478,000               6,512
Petroleo Brasileiro SA
   Sponsored ADR                                     346,800              14,701
Royal Dutch Shell plc
   Class B                                           120,800               3,518
Tenaris S.A. ADR                                     317,600              13,546
                                                                   -------------
                                                                          55,077
                                                                   -------------
FINANCIALS--27.2%
City Developments Ltd.                             1,424,000              11,643
Daito Trust Construction
   Co. Ltd.                                          163,900               7,760
Intesa Sanpaolo S.p.A.(2)                          2,513,900              11,313
Mapfre SA                                          2,634,372              11,063
Mapfre SA(8)                                          58,541                 224
Nordea Bank AB                                     1,173,700              11,892
Oversea-Chinese Banking
   Corp. Ltd.                                      1,453,431               9,359
QBE Insurance Group Ltd.                             606,700              13,845
Standard Chartered plc                               521,400              13,163
Swire Pacific Ltd. Class B                         4,650,000              10,170
Zurich Financial Services AG
   Registered Shares                                  65,000              14,211
                                                                   -------------
                                                                         114,643
                                                                   -------------
HEALTH CARE--8.0%
AstraZeneca plc                                      188,900               8,878
Roche Holding AG Registered
   Shares                                             79,600              13,613
Takeda Pharmaceutical Co.,
   Ltd.                                              271,800              11,198
                                                                   -------------
                                                                          33,689
                                                                   -------------

                                                   SHARES              VALUE
                                              --------------       -------------
INDUSTRIALS--12.9%
Deutsche Post AG
   Registered Shares                                 264,500       $       5,112
FANUC Ltd.                                            91,400               8,519
Grupo Aeroportuario del Sureste
   S.A. de C.V. ADR                                  227,300              11,776
Koninklijke Philips Electronics
   N.V.                                              353,300              10,443
Schneider Electric SA                                 98,291              11,429
Weir Group plc (The)                                 640,200               7,383
                                                                   -------------
                                                                          54,662
                                                                   -------------
INFORMATION TECHNOLOGY--7.9%
Canon, Inc.                                          259,850              11,054
Taiwan Semiconductor
   Manufacturing Co. Ltd.,
   Sponsored ADR                                   1,304,665              14,925
Telefonaktiebolaget LM Ericsson
   Class B                                           788,000               7,254
                                                                   -------------
                                                                          33,233
                                                                   -------------
MATERIALS--5.2%
Rio Tinto plc                                        234,700              12,673
Shin-Etsu Chemical Co. Ltd.                          161,600               9,124
                                                                   -------------
                                                                          21,797
                                                                   -------------
TELECOMMUNICATION SERVICES--5.0%
China Mobile Ltd.                                    624,500               5,810
Vodafone Group plc                                 6,573,300              15,222
                                                                   -------------
                                                                          21,032
                                                                   -------------
UTILITIES--5.6%
Centrica plc                                       1,397,600               6,331
E.ON AG                                              414,900              17,415
                                                                   -------------
                                                                          23,746
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $311,606)                                            396,903
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--98.3%
   (IDENTIFIED COST $323,020)                                            414,482
                                                                   -------------
SHORT-TERM INVESTMENTS--1.7%
MONEY MARKET MUTUAL FUNDS--1.7%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                         7,307,639               7,308
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $7,308)                                                7,308
                                                                   -------------
TOTAL INVESTMENTS--100.0%
   (IDENTIFIED COST $330,328)                                            421,790(1)
                                                                   -------------
Other assets and liabilities, net--0.0%                                      (84)
                                                                   -------------
NET ASSETS--100.0%                                                 $     421,706
                                                                   =============

COUNTRY WEIGHTINGS as of 12/31/09+

United Kingdom                                     18%
Japan                                              11
Germany                                             9
United States (includes short-term investments)     9
Italy                                               7
Singapore                                           5
Switzerland                                         5
Other                                              36
                                                  ---
Total                                             100%
                                                  ---

+    % of total investments as of December 31, 2009

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                Total                    Level 2 -     Level 3 -
                               Value at     Level 1 -   Significant   Significant
                             December 31,    Quoted      Observable   Unobservable
                                2009         Prices        Prices        Prices
                             ------------   ---------   -----------   ------------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Preferred
      Stocks                   $ 17,579      $    --      $ 17,579         $ --
   Common
      Stocks                    396,903       54,948       341,731          224
   Short-Term
      Investments                 7,308        7,308            --           --
                               --------      -------      --------         ----
      Total                    $421,790      $62,256      $359,310         $224
                               ========      =======      ========         ====

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                           Common
                                           Stocks
                                           ------
INVESTMENTS IN SECURITIES:
BALANCE AS OF DECEMBER 31, 2008 ........    $ --
Accrued discounts/premiums .............      --
Realized gain (loss)(a) ................      --
Change in unrealized appreciation
   (depreciation)(a) ...................      --
Net purchases (sales) ..................      --
Transfers in and/or out of Level 3(b) ..     224
                                            ----
BALANCE AS OF DECEMBER 31, 2009 ........    $224
                                            ====

(a) Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(b) "Transfers in and/or out" represent the ending value as of December 31, 2009, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

Level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

($ reported in thousands)

                                                   SHARES              VALUE
                                              --------------       -------------
COMMON STOCKS--97.1%
REAL ESTATE INVESTMENT TRUSTS--97.1%
DIVERSIFIED--5.2%
Vornado Realty Trust                                  84,236       $       5,891
                                                                   -------------
HEALTH CARE--12.8%
HCP, Inc.                                            149,029               4,551
Health Care REIT, Inc.                                71,927               3,188
Nationwide Health Properties,
   Inc.                                               74,625               2,625
Ventas, Inc.                                          93,721               4,100
                                                                   -------------
                                                                          14,464
                                                                   -------------
INDUSTRIAL/OFFICE--21.0%
INDUSTRIAL--5.2%
AMB Property Corp.                                    83,783               2,140
Eastgroup Properties, Inc.                            10,784                 413
ProLogis                                             239,573               3,280
                                                                   -------------
                                                                           5,833
                                                                   -------------
MIXED--3.3%
Duke Realty Corp.                                    114,830               1,397
Liberty Property Trust                                74,064               2,371
                                                                   -------------
                                                                           3,768
                                                                   -------------
OFFICE--12.5%
Alexandria Real Estate
   Equities, Inc.                                     17,828               1,146
BioMed Realty Trust, Inc.                             85,111               1,343
Boston Properties, Inc.                               71,424               4,791
Corporate Office Properties
   Trust                                              32,543               1,192
Douglas Emmett, Inc.                                  27,925                 398
Highwoods Properties, Inc.                            48,522               1,618
Mack-Cali Realty Corp.                                56,395               1,950
SL Green Realty Corp.                                 33,121               1,664
                                                                   -------------
                                                                          14,102
                                                                   -------------
                                                                          23,703
                                                                   -------------
LODGING/RESORTS--4.8%
Host Hotels & Resorts, Inc.(2)                       337,099               3,934
LaSalle Hotel Properties                              58,861               1,250
Sunstone Hotel Investors, Inc.(2)                     25,176                 223
                                                                   -------------
                                                                           5,407
                                                                   -------------

                                                   SHARES              VALUE
                                              --------------       -------------
RESIDENTIAL--17.5%
APARTMENTS--16.6%
American Campus Communities, Inc.                     20,553       $         578
Apartment Investment &
   Management Co. Class A                             87,699               1,396
AvalonBay Communities, Inc.                           38,453               3,157
BRE Properties, Inc.                                  42,595               1,409
Equity Residential                                   182,339               6,159
Essex Property Trust, Inc.                            23,246               1,944
Home Properties, Inc.                                 23,782               1,135
UDR, Inc.                                            178,989               2,943
                                                                   -------------
                                                                          18,721
                                                                   -------------
MANUFACTURED HOMES--0.9%
Equity Lifestyle Properties, Inc.                     18,912                 955
                                                                   -------------
                                                                          19,676
                                                                   -------------
RETAIL--21.9%
FREE STANDING--0.6%
National Retail Properties, Inc.                      33,476                 711
                                                                   -------------
REGIONAL MALLS--13.3%
CBL & Associates Properties, Inc.                     29,498                 285
Macerich Co. (The)                                    69,823               2,510
Simon Property Group, Inc.                           144,456              11,528
Taubman Centers, Inc.                                 18,778                 674
                                                                   -------------
                                                                          14,997
                                                                   -------------
SHOPPING CENTERS--8.0%
Federal Realty Investments Trust                      35,744               2,421
Kimco Realty Corp.                                   272,839               3,691
Regency Centers Corp.                                 19,593                 687
Tanger Factory Outlet Centers, Inc.                   55,223               2,153
                                                                   -------------
                                                                           8,952
                                                                   -------------
                                                                          24,660
                                                                   -------------
SELF STORAGE--7.1%
Extra Space Storage, Inc.                            142,905               1,651
Public Storage                                        75,087               6,116
U-Store-It Trust                                      27,090                 198
                                                                   -------------
                                                                           7,965
                                                                   -------------

                                                   SHARES              VALUE
                                              --------------       -------------
SPECIALTY--6.8%
Digital Realty Trust, Inc.                            99,149       $       4,985
Entertainment Properties Trust                        26,637                 939
Plum Creek Timber Co., Inc.                           47,605               1,798
                                                                   -------------
                                                                           7,722
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $77,430)                                             109,488
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--97.1%
   (IDENTIFIED COST $77,430)                                             109,488
                                                                   -------------
SHORT-TERM INVESTMENTS--3.0%
MONEY MARKET MUTUAL FUNDS--3.0%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                         3,329,845               3,330
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $3,330)                                                3,330
                                                                   -------------
TOTAL INVESTMENTS--100.1%
   (IDENTIFIED COST $80,760)                                             112,818(a)
                                                                   -------------
Other assets and liabilities, net--(0.1)%                                    (68)
                                                                   -------------
NET ASSETS--100.0%                                                 $     112,750
                                                                   =============

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                   Total         Level 1 -
                                  Value at        Quoted
                             December 31, 2009    Prices
                             -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Real Estate
      Investment Trusts           $109,488       $ 109,488
   Short-Term Investments            3,330           3,330
                                  --------       ---------
      Total                       $112,818       $ 112,818
                                  ========       =========

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES                VALUE
                                              --------------       -------------
PREFERRED STOCK--0.3%
FINANCIALS--0.3%
Bank of America Corp. Pfd. 10.00%                      8,000       $         119
                                                                   -------------
TOTAL PREFERRED STOCK
   (IDENTIFIED COST $120)                                                    119
                                                                   -------------
COMMON STOCKS--98.8%
CONSUMER DISCRETIONARY--18.2%
Comcast Corp. Class A                                113,299               1,910
DIRECTV Class A(2)                                    19,383                 646
Home Depot, Inc. (The)                                16,600                 480
Lowe's Cos., Inc.                                     18,900                 442
Macy's, Inc.                                          21,336                 358
News Corp. Class B                                    49,500                 788
Penney (J.C.) Co., Inc.                               11,800                 314
Target Corp.                                           4,200                 203
Time Warner Cable, Inc.(2)                            12,485                 517
Time Warner, Inc.(2)                                  28,233                 823
Viacom, Inc. Class B(2)                               66,400               1,974
                                                                   -------------
                                                                           8,455
                                                                   -------------
CONSUMER STAPLES--12.7%
Altria Group, Inc.                                    19,600                 385
Cadbury plc Sponsored ADR                              5,036                 259
Coca-Cola Co. (The)                                   13,000                 741
CVS Caremark Corp.                                    16,500                 531
Dr. Pepper Snapple Group, Inc.                         7,152                 202
Kraft Foods, Inc. Class A                             36,324                 987
Mead Johnson Nutrition Co.                             1,579                  69
Philip Morris International, Inc.                     10,100                 487
Procter & Gamble Co. (The)                             3,100                 188
Unilever N.V. - NY Registered Shares                  29,400                 951
Wal-Mart Stores, Inc.                                 20,500               1,096
                                                                   -------------
                                                                           5,896
                                                                   -------------
ENERGY--7.5%
BP plc Sponsored ADR                                   6,100                 354
Chevron Corp.                                         10,400                 801
ConocoPhillips                                        12,700                 648
Halliburton Co.                                       25,100                 755
Royal Dutch Shell plc ADR                              6,100                 367
Smith International, Inc.                              7,400                 201
Total SA Sponsored ADR                                 6,100                 391
                                                                   -------------
                                                                           3,517
                                                                   -------------
FINANCIALS--22.4%
AFLAC, Inc.                                            4,700                 217
Bank of America Corp.                                 58,702                 884
Bank of New York Mellon Corp. (The)                   32,345                 905
Berkshire Hathaway, Inc. Class B(2)                      110                 361
Chubb Corp. (The)                                     47,500               2,336
Citigroup, Inc.                                       94,900                 314

                                                  SHARES                VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
Goldman Sachs Group, Inc. (The)                        2,000       $         338
JPMorgan Chase & Co.                                  33,500               1,396
MetLife, Inc.                                         15,800                 559
PNC Financial Services Group, Inc.                    10,500                 554
State Street Corp.                                     4,300                 187
Torchmark Corp.                                        8,800                 387
Travelers Cos., Inc. (The)                            23,300               1,162
U.S. Bancorp                                          13,500                 304
Wells Fargo & Co.                                     19,800                 534
                                                                   -------------
                                                                          10,438
                                                                   -------------
HEALTH CARE--14.5%
Abbott Laboratories                                    6,400                 345
Boston Scientific Corp.(2)                            52,000                 468
Bristol-Myers Squibb Co.                              43,899               1,109
Cardinal Health, Inc.                                 24,400                 787
Eli Lilly & Co.                                       14,600                 521
GlaxoSmithKline plc Sponsored ADR                      5,400                 228
Merck & Co., Inc.                                     25,663                 938
Pfizer, Inc.                                          70,969               1,291
Roche Holding AG Sponsored ADR                         8,400                 354
UnitedHealth Group, Inc.                              11,700                 357
WellPoint, Inc.(2)                                     5,800                 338
                                                                   -------------
                                                                           6,736
                                                                   -------------
INDUSTRIALS--3.0%
Emerson Electric Co.                                   6,300                 268
General Electric Co.                                  37,000                 560
Honeywell International, Inc.                          5,500                 216
Ingersoll-Rand plc                                    10,300                 368
                                                                   -------------
                                                                           1,412
                                                                   -------------
INFORMATION TECHNOLOGY--10.8%
Accenture plc Class A                                  6,200                 257
Cisco Systems, Inc.(2)                                24,700                 591
Cognex Corp.                                           6,300                 112
Dell, Inc.(2)                                         30,563                 439
eBay, Inc.(2)                                         57,200               1,347
Hewlett-Packard Co.                                   12,000                 618
Intel Corp.                                           31,400                 641
KLA-Tencor Corp.                                       9,000                 325
Microsoft Corp.                                        6,100                 186
Western Union Co. (The)                                7,700                 145
Yahoo!, Inc.(2)                                       21,500                 361
                                                                   -------------
                                                                           5,022
                                                                   -------------
MATERIALS--4.9%
Alcoa, Inc.                                           35,500                 572
Du Pont (E.I.) de Nemours & Co.                        9,099                 307
International Paper Co.                               51,915               1,390
                                                                   -------------
                                                                           2,269
                                                                   -------------

                                                  SHARES                VALUE
                                              --------------       -------------
TELECOMMUNICATION SERVICES--4.5%
AT&T, Inc.                                            26,000       $         729
Verizon Communications, Inc.                          32,200               1,067
Vodafone Group plc
   Sponsored ADR                                      13,700                 316
                                                                   -------------
                                                                           2,112
                                                                   -------------
UTILITIES--0.3%
Sempra Energy                                          2,900                 162
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $42,886)                                              46,019
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--99.1%
   (IDENTIFIED COST $43,006)                                              46,138
   SHORT-TERM INVESTMENTS--0.9%
                                                                   -------------
MONEY MARKET MUTUAL FUNDS--0.9%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           409,182                 409
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $409)                                                    409
                                                                   -------------
TOTAL INVESTMENTS--100.0%
   (IDENTIFIED COST $43,415)                                              46,547(1)
                                                                   -------------
Other assets and liabilities, net--0.0%                                       18
                                                                   -------------
NET ASSETS--100.0%                                                 $      46,565
                                                                   =============

COUNTRY WEIGHTINGS as of 12/31/09+
United States                         91%
United Kingdom                         3
Netherlands                            2
Switzerland                            2
France                                 1
Ireland                                1
Total                                100%

+    % of total investments as of December 31, 2009

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                   Total         Level 1 -
                                  Value at         Quoted
                             December 31, 2009     Prices
                             -----------------   ---------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks                  $46,138         $46,138
   Short-Term Investments             409             409
                                  -------         -------
Total                             $46,547         $46,547
                                  =======         =======

There are no Level 2 (Significant Observable Inputs) and Level 3 (Significant Unobservable Inputs) priced securities.

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES                VALUE
                                              --------------       -------------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--9.5%
Abercrombie & Fitch Co. Class A                          708       $          25
Amazon.com, Inc.(2)                                    2,122                 285
Apollo Group, Inc. Class A(2)                            953                  58
AutoNation, Inc.(2)                                      878                  17
AutoZone, Inc.(2)                                        155                  25
Bed Bath & Beyond, Inc.(2)                             1,772                  68
Best Buy Co., Inc.                                     2,103                  83
Big Lots, Inc.(2)                                        668                  19
Black & Decker Corp. (The)                               489                  32
Carnival Corp.(2)                                      2,688                  85
CBS Corp. Class B                                      4,113                  58
Coach, Inc.                                            2,170                  79
Comcast Corp. Class A                                 18,019                 304
D.R. Horton, Inc.                                      2,241                  24
Darden Restaurants, Inc.                               1,080                  38
DeVry, Inc.                                              443                  25
DIRECTV Class A(2)                                     6,293                 210
Eastman Kodak Co.(2)                                   2,184                   9
Expedia, Inc.(2)                                       1,581                  41
Family Dollar Stores, Inc.                               664                  19
Ford Motor Co.(2)                                     21,932                 219
Fortune Brands, Inc.                                     900                  39
GameStop Corp. Class A(2)                              1,332                  29
Gannett Co., Inc.                                      1,856                  28
Gap, Inc. (The)                                        3,136                  66
Genuine Parts Co.                                        950                  36
Goodyear Tire & Rubber Co. (The)(2)                    1,963                  28
H&R Block, Inc.                                        2,089                  47
Harley-Davidson, Inc.                                  1,322                  33
Harman International Industries, Inc.                    476                  17
Hasbro, Inc.                                             602                  19
Home Depot, Inc. (The)                                10,794                 312
International Game Technology                          1,776                  33
Interpublic Group of Cos., Inc.(The)(2)                3,877                  29
Johnson Controls, Inc.                                 4,176                 114
Kohl's Corp.(2)                                        1,929                 104
Leggett & Platt, Inc.                                  1,271                  26
Lennar Corp. Class A                                   1,150                  15
Limited Brands, Inc.                                   1,419                  27
Lowe's Cos., Inc.                                      9,448                 221
Macy's, Inc.                                           2,511                  42
Marriott International, Inc. Class A                   1,422                  39
Mattel, Inc.                                           2,196                  44
McDonald's Corp.                                       6,953                 434
McGraw-Hill Cos., Inc. (The)                           2,177                  73
Meredith Corp.                                           294                   9
New York Times Co. (The) Class A(2)                      948                  12
Newell Rubbermaid, Inc.                                1,368                  21
News Corp. Class A                                    14,661                 201
NIKE, Inc. Class B                                     2,515                 166
Nordstrom, Inc.                                          920                  35
O'Reilly Automotive, Inc.(2)                           1,029                  39
Office Depot, Inc.(2)                                  2,236                  14
Omnicom Group, Inc.                                    2,153                  84
Penney (J.C.) Co., Inc.                                1,479                  39

                                                  SHARES                VALUE
                                              --------------       -------------
CONSUMER DISCRETIONARY--CONTINUED
Polo Ralph Lauren Corp.                                  296       $          24
priceline.com, Inc.(2)                                   285                  62
Pulte Homes, Inc.(2)                                   1,739                  17
RadioShack Corp.                                       1,018                  20
Ross Stores, Inc.                                        665                  28
Scripps Networks Interactive, Inc. Class A               422                  18
Sears Holdings Corp.(2)                                  243                  20
Sherwin-Williams Co. (The)                               586                  36
Staples, Inc.                                          4,429                 109
Starbucks Corp.(2)                                     4,514                 104
Starwood Hotels & Resorts Worldwide, Inc.              1,076                  39
Target Corp.                                           4,897                 237
Tiffany & Co.                                            680                  29
Time Warner Cable, Inc.(2)                             2,325                  96
Time Warner, Inc.(2)                                   7,719                 225
TJX Cos., Inc. (The)                                   2,618                  96
VF Corp.                                                 521                  38
Viacom, Inc. Class B(2)                                3,846                 114
Walt Disney Co. (The)                                 12,197                 393
Washington Post Co. (The) Class B                         49                  22
Whirlpool Corp.                                          406                  33
Wyndham Worldwide Corp.                                1,443                  29
Wynn Resorts Ltd.                                        501                  29
Yum! Brands, Inc.                                      2,937                 103
                                                                   -------------
                                                                           6,119
                                                                   -------------
CONSUMER STAPLES--11.2%
Altria Group, Inc.                                    13,309                 261
Archer-Daniels-Midland Co.                             3,954                 124
Avon Products, Inc.                                    2,552                  80
Brown-Forman Corp. Class B                               621                  33
Campbell Soup Co.                                      1,235                  42
Clorox Co. (The)                                         930                  57
Coca-Cola Co. (The)                                   14,819                 845
Coca-Cola Enterprises, Inc.                            1,904                  40
Colgate-Palmolive Co.                                  3,252                 267
ConAgra Foods, Inc.                                    3,056                  70
Constellation Brands, Inc. Class A(2)                  1,584                  25
Costco Wholesale Corp.                                 2,828                 167
CVS Caremark Corp.                                     8,957                 289
Dean Foods Co.(2)                                      1,252                  23
Dr. Pepper Snapple Group, Inc.                         1,560                  44
Estee Lauder Cos., Inc. (The) Class A                    652                  32
General Mills, Inc.                                    2,096                 148
H.J. Heinz Co.                                         1,948                  83
Hershey Co. (The)                                      1,031                  37
Hormel Foods Corp.                                       550                  21
Kellogg Co.                                            1,520                  81
Kimberly-Clark Corp.                                   2,670                 170
Kraft Foods, Inc. Class A                              9,383                 255
Kroger Co. (The)                                       4,082                  84
Lorillard, Inc.                                        1,042                  84
McCormick & Co., Inc.                                    694                  25
Mead Johnson Nutrition Co. Class A                     1,463                  64
Molson Coors Brewing Co. Class B                         962                  44

                                                  SHARES                VALUE
                                              --------------       -------------
CONSUMER STAPLES--CONTINUED
Pepsi Bottling Group, Inc. (The)                         798       $          30
PepsiCo, Inc.                                          9,950                 605
Philip Morris International, Inc.                     12,306                 593
Procter & Gamble Co. (The)                            18,933               1,148
Reynolds American, Inc.                                1,101                  58
Safeway, Inc.                                          2,303                  49
Sara Lee Corp.                                         4,523                  55
Smucker (J.M.) Co. (The)                                 730                  45
SUPERVALU, Inc.                                        1,723                  22
SYSCO Corp.                                            3,840                 107
Tyson Foods, Inc. Class A                              2,458                  30
Wal-Mart Stores, Inc.                                 13,754                 735
Walgreen Co.                                           6,478                 238
Whole Foods Market, Inc.(2)                              673                  19
                                                                   -------------
                                                                           7,229
                                                                   -------------
ENERGY--11.4%
Anadarko Petroleum Corp.                               3,230                 202
Apache Corp.                                           2,143                 221
Baker Hughes, Inc.                                     2,154                  87
BJ Services Co.                                        1,595                  30
Cabot Oil & Gas Corp.                                    527                  23
Cameron International Corp.(2)                         1,422                  60
Chesapeake Energy Corp.                                4,141                 107
Chevron Corp.                                         12,845                 989
ConocoPhillips                                         9,694                 495
Consol Energy, Inc.                                    1,171                  58
Denbury Resources, Inc.(2)                             1,537                  23
Devon Energy Corp.                                     2,951                 217
Diamond Offshore Drilling, Inc.                          399                  39
El Paso Corp.                                          4,491                  44
EOG Resources, Inc.                                    1,613                 157
Exxon Mobil Corp.                                     30,497               2,080
FMC Technologies, Inc.(2)                                725                  42
Halliburton Co.                                        5,861                 176
Hess Corp.                                             1,914                 116
Marathon Oil Corp.                                     4,592                 143
Massey Energy Co.                                        693                  29
Murphy Oil Corp.                                       1,115                  61
Nabors Industries Ltd.(2)                              1,617                  35
National Oilwell Varco, Inc.                           2,679                 118
Noble Energy, Inc.                                     1,042                  74
Occidental Petroleum Corp.                             5,278                 429
Peabody Energy Corp.                                   1,815                  82
Pioneer Natural Resources Co.                            624                  30
Range Resources Corp.                                  1,013                  51
Rowan Cos., Inc.(2)                                      919                  21
Schlumberger Ltd.                                      7,764                 505
Smith International, Inc.                              1,401                  38
Southwestern Energy Co.(2)                             2,098                 101
Spectra Energy Corp.                                   4,253                  87
Sunoco, Inc.                                             951                  25
Tesoro Corp.                                           1,126                  15
Valero Energy Corp.                                    3,687                  62
Williams Cos., Inc. (The)                              3,958                  84
XTO Energy, Inc.                                       3,868                 180
                                                                   -------------
                                                                           7,336
                                                                   -------------
FINANCIALS--14.2%
AFLAC, Inc.                                            2,939                 136
Allstate Corp. (The)                                   3,306                  99

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES                VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
American Express Co.                                   7,668       $         311
American International Group, Inc.(2)                  1,070                  32
Ameriprise Financial, Inc.                             1,762                  68
AON Corp.                                              1,600                  61
Apartment Investment &
   Management Co. Class A                                946                  15
Assurant, Inc.                                           957                  28
AvalonBay Communities, Inc.                              451                  37
Bank of America Corp.                                 63,607                 958
Bank of New York Mellon Corp. (The)                    7,528                 211
BB&T Corp.                                             4,415                 112
Boston Properties, Inc.                                  796                  53
Capital One Financial Corp.                            3,065                 118
CB Richard Ellis Group, Inc. Class A(2)                1,814                  25
Charles Schwab Corp. (The)                             6,070                 114
Chubb Corp. (The)                                      2,070                 102
Cincinnati Financial Corp.                               802                  21
Citigroup, Inc.                                      127,404                 422
CME Group, Inc.                                          418                 140
Comerica, Inc.                                         1,189                  35
Discover Financial Services                            3,904                  57
E*TRADE Financial Corp.(2)                             6,407                  11
Equity Residential                                     1,740                  59
Federated Investors, Inc. Class B                        721                  20
Fifth Third Bancorp                                    4,944                  48
First Horizon National Corp.(2)                        1,793                  24
Franklin Resources, Inc.                                 926                  98
Genworth Financial, Inc. Class A(2)                    2,652                  30
Goldman Sachs Group, Inc. (The)                        3,353                 566
Hartford Financial Services
   Group, Inc. (The)                                   2,451                  57
HCP, Inc.                                              2,056                  63
Health Care REIT, Inc.                                   801                  35
Host Hotels & Resorts, Inc.(2)                         4,340                  51
Hudson City Bancorp, Inc.                              3,338                  46
Huntington Bancshares, Inc.                            2,961                  11
IntercontinentalExchange, Inc.(2)                        479                  54
Invesco Ltd.                                           2,614                  61
Janus Capital Group, Inc.                              1,284                  17
JPMorgan Chase & Co.                                  25,547               1,065
KeyCorp                                                5,996                  33
Kimco Realty Corp.                                     2,127                  29
Legg Mason, Inc.                                       1,155                  35
Leucadia National Corp.(2)                             1,440                  34
Lincoln National Corp.                                 2,082                  52
Loews Corp.                                            2,171                  79
M&T Bank Corp.                                           628                  42
Marsh & McLennan Cos., Inc.                            3,681                  81
Marshall & Ilsley Corp.                                4,652                  25
MetLife, Inc.                                          5,369                 190
Moody's Corp.                                          1,178                  32
Morgan Stanley                                         8,609                 255
NASDAQ OMX Group, Inc. (The)(2)                        1,108                  22
Northern Trust Corp.                                   1,625                  85
NYSE Euronext, Inc.                                    1,706                  43

                                                  SHARES                VALUE
                                              --------------       -------------
FINANCIALS--CONTINUED
People's United Financial, Inc.                        2,080       $          35
Plum Creek Timber Co., Inc.                              968                  37
PNC Financial Services Group, Inc.                     3,093                 163
Principal Financial Group, Inc.                        1,981                  48
Progressive Corp. (The)(2)                             4,011                  72
ProLogis                                               2,648                  36
Prudential Financial, Inc.                             3,115                 155
Public Storage                                           862                  70
Regions Financial Corp.                                7,010                  37
Simon Property Group, Inc.                             1,760                 140
SLM Corp.(2)                                           2,513                  28
State Street Corp.                                     3,044                 133
SunTrust Banks, Inc.                                   3,185                  65
T. Rowe Price Group, Inc.                              1,787                  95
Torchmark Corp.                                          680                  30
Travelers Cos., Inc. (The)                             3,404                 170
U.S. Bancorp                                          12,432                 280
Unum Group                                             2,003                  39
Ventas, Inc.                                             863                  38
Vornado Realty Trust                                     964                  67
Wells Fargo & Co.                                     32,696                 882
XL Capital Ltd. Class A                                1,946                  36
Zions Bancorp                                            938                  12
                                                                   -------------
                                                                           9,176
                                                                   -------------

HEALTH CARE--12.6%

Abbott Laboratories                                    9,890                 534
Aetna, Inc.                                            2,783                  88
Allergan, Inc.                                         1,948                 123
AmerisourceBergen Corp.                                1,924                  50
Amgen, Inc.(2)                                         6,635                 375
Bard (C.R.), Inc.                                        653                  51
Baxter International, Inc.                             3,916                 230
Becton, Dickinson & Co.                                1,495                 118
Biogen Idec, Inc.(2)                                   1,958                 105
Boston Scientific Corp.(2)                             9,603                  86
Bristol-Myers Squibb Co.                              11,154                 282
Cardinal Health, Inc.                                  2,171                  70
CareFusion Corp.(2)                                    1,303                  33
Celgene Corp.(2)                                       3,077                 171
Cephalon, Inc.(2)                                        557                  35
CIGNA Corp.                                            1,735                  61
Coventry Health Care, Inc.(2)                          1,212                  29
DaVita, Inc.(2)                                          631                  37
DENTSPLY International, Inc.                             813                  29
Eli Lilly & Co.                                        6,634                 237
Express Scripts, Inc.(2)                               1,850                 160
Forest Laboratories, Inc.(2)                           1,976                  63
Genzyme Corp.(2)                                       1,823                  89
Gilead Sciences, Inc.(2)                               5,634                 244
Hospira, Inc.(2)                                         997                  51
Humana, Inc.(2)                                        1,000                  44
IMS Health, Inc.                                       1,480                  31
Intuitive Surgical, Inc.(2)                              240                  73
Johnson & Johnson                                     17,879               1,151
King Pharmaceuticals, Inc.(2)                          2,005                  25
Laboratory Corp. of America Holdings(2)                  708                  53
Life Technologies Corp.(2)                             1,108                  58
McKesson Corp.                                         1,771                 111
Medco Health Solutions, Inc.(2)                        3,112                 199

                                                  SHARES                VALUE
                                              --------------       -------------
HEALTH CARE--CONTINUED
Medtronic, Inc.                                        6,986       $         307
Merck & Co., Inc.                                     19,508                 713
Millipore Corp.(2)                                       449                  32
Mylan, Inc.(2)                                         1,675                  31
Patterson Cos., Inc.(2)                                  742                  21
PerkinElmer, Inc.                                        961                  20
Pfizer, Inc.                                          52,346                 952
Quest Diagnostics, Inc.                                  933                  56
St. Jude Medical, Inc.(2)                              2,157                  79
Stryker Corp.                                          1,772                  89
Tenet Healthcare Corp.(2)                              3,377                  18
Thermo Fisher Scientific, Inc.(2)                      2,618                 125
UnitedHealth Group, Inc.                               7,304                 223
Varian Medical Systems, Inc.(2)                          687                  32
Waters Corp.(2)                                          577                  36
Watson Pharmaceuticals, Inc.(2)                          851                  34
WellPoint, Inc.(2)                                     3,075                 179
Zimmer Holdings, Inc.(2)                               1,303                  77
                                                                   -------------
                                                                           8,120
                                                                   -------------
INDUSTRIALS--10.1%
3M Co.                                                 4,631                 383
Avery Dennison Corp.                                     865                  32
Boeing Co. (The)                                       4,726                 256
Burlington Northern Santa Fe Corp.                     1,641                 162
Caterpillar, Inc.                                      3,912                 223
Cintas Corp.                                           1,069                  28
CSX Corp.                                              2,429                 118
Cummins, Inc.                                          1,302                  60
Danaher Corp.                                          1,642                 123
Deere & Co.                                            2,794                 151
Donnelley (R.R.) & Sons Co.                            1,055                  23
Dover Corp.                                            1,182                  49
Dun & Bradstreet Corp.                                   274                  23
Eaton Corp.                                            1,106                  70
Emerson Electric Co.                                   4,797                 204
Equifax, Inc.                                          1,028                  32
Expeditors International of
   Washington, Inc.                                    1,427                  50
Fastenal Co.                                             705                  29
FedEx Corp.                                            1,936                 161
First Solar, Inc.(2)                                     325                  44
Flowserve Corp.                                          318                  30
Fluor Corp.                                            1,212                  55
General Dynamics Corp.                                 2,561                 175
General Electric Co.(12)                              68,192               1,032
Goodrich Corp.                                           772                  50
Grainger (W.W.), Inc.                                    376                  36
Honeywell International, Inc.                          4,920                 193
Illinois Tool Works, Inc.                              2,518                 121
Iron Mountain, Inc.(2)                                   988                  22
ITT Corp.                                              1,218                  61
Jacobs Engineering Group, Inc.(2)                        717                  27
L-3 Communications Holdings, Inc.                        674                  59
Lockheed Martin Corp.                                  2,101                 158
Masco Corp.                                            2,058                  28
Monster Worldwide, Inc.(2)                             1,002                  17
Norfolk Southern Corp.                                 2,416                 127
Northrop Grumman Corp.                                 2,114                 118
PACCAR, Inc.                                           2,210                  80

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
INDUSTRIALS--CONTINUED
Pall Corp.                                               584       $          21
Parker Hannifin Corp.                                  1,077                  58
Pitney Bowes, Inc.                                     1,122                  25
Precision Castparts Corp.                                964                 106
Quanta Services, Inc.                                  1,410                  29
Raytheon Co.                                           2,362                 122
Republic Services, Inc.                                2,118                  60
Robert Half International, Inc.                          794                  21
Robinson (C.H.) Worldwide, Inc.                        1,178                  69
Rockwell Automation, Inc.                                849                  40
Rockwell Collins, Inc.                                 1,022                  57
Roper Industries, Inc.                                   599                  31
Ryder System, Inc.                                       452                  19
Snap-On, Inc.                                            467                  20
Southwest Airlines Co.                                 4,424                  51
Stanley Works (The)                                      397                  20
Stericycle, Inc.(2)                                      441                  24
Textron, Inc.                                          1,962                  37
Union Pacific Corp.                                    3,222                 206
United Parcel Service, Inc.
   Class B                                             6,287                 361
United Technologies Corp.                              6,134                 426
Waste Management, Inc.                                 3,244                 110
                                                                   -------------
                                                                           6,523
                                                                   -------------
INFORMATION TECHNOLOGY--19.8%
Adobe Systems, Inc.(2)                                 3,281                 121
Advanced Micro Devices, Inc.(2)                        4,280                  41
Affiliated Computer Services, Inc.
   Class A(2)                                            535                  32
Agilent Technologies, Inc.(2)                          2,157                  67
Akamai Technologies, Inc.(2)                             867                  22
Altera Corp.                                           1,741                  39
Amphenol Corp. Class A                                 1,122                  52
Analog Devices, Inc.                                   1,876                  59
Apple, Inc.(2)                                         5,835               1,230
Applied Materials, Inc.                                8,791                 123
Autodesk, Inc.(2)                                      1,343                  34
Automatic Data Processing, Inc.                        3,207                 137
BMC Software, Inc.(2)                                  1,230                  49
Broadcom Corp. Class A(2)                              2,982                  94
CA, Inc.                                               2,592                  58
Cisco Systems, Inc.(2)                                37,339                 894
Citrix Systems, Inc.(2)                                1,121                  47
Cognizant Technology Solutions
   Corp. Class A(2)                                    1,953                  88
Computer Sciences Corp.(2)                               967                  56
Compuware Corp.(2)                                     2,005                  14
Corning, Inc.                                         10,090                 195
Dell, Inc.(2)                                         11,246                 161
eBay, Inc.(2)                                          7,321                 172
Electronic Arts, Inc.(2)                               2,084                  37
EMC Corp.(2)                                          13,507                 236
Fidelity National Information
   Services, Inc.                                      2,361                  55
Fiserv, Inc.(2)                                        1,041                  50
FLIR Systems, Inc.(2)                                  1,129                  37
Google, Inc. Class A(2)                                1,565                 970
Harris Corp.                                             731                  35
Hewlett-Packard Co.                                   15,401                 793
Intel Corp.                                           35,901                 732

                                                   SHARES               VALUE
                                              --------------       -------------
INFORMATION TECHNOLOGY--CONTINUED
International Business Machines Corp.                  8,515       $       1,115
Intuit, Inc.(2)                                        2,250                  69
Jabil Circuit, Inc.                                    1,599                  28
JDS Uniphase Corp.(2)                                  1,789                  15
Juniper Networks, Inc.(2)                              3,645                  97
KLA-Tencor Corp.                                         946                  34
Lexmark International, Inc.
Class A(2)                                               638                  17
Linear Technology Corp.                                1,337                  41
LSI Corp.(2)                                           5,248                  32
MasterCard, Inc. Class A                                 619                 158
McAfee, Inc.(2)                                          950                  39
MEMC Electronic Materials, Inc.(2)                     1,826                  25
Microchip Technology, Inc.                               999                  29
Micron Technology, Inc.(2)                             6,113                  65
Microsoft Corp.                                       49,569               1,511
Molex, Inc.                                              684                  15
Motorola, Inc.(2)                                     15,117                 117
National Semiconductor Corp.                           1,587                  24
NetApp, Inc.(2)                                        2,053                  71
Novell, Inc.(2)                                        2,809                  12
Novellus Systems, Inc.(2)                                795                  19
NVIDIA Corp.(2)                                        3,370                  63
Oracle Corp.                                          24,938                 612
Paychex, Inc.                                          2,217                  68
QLogic Corp.(2)                                        1,041                  20
QUALCOMM, Inc.                                        10,904                 504
Red Hat, Inc.(2)                                       1,358                  42
SAIC, Inc.(2)                                          2,312                  44
Salesforce.com, Inc.(2)                                  620                  46
SanDisk Corp.(2)                                       1,685                  49
Sun Microsystems, Inc.(2)                              4,719                  44
Symantec Corp.(2)                                      5,079                  91
Tellabs, Inc.(2)                                       3,238                  18
Teradata Corp.(2)                                        972                  31
Teradyne, Inc.(2)                                      1,377                  15
Texas Instruments, Inc.                                8,172                 213
Total System Services, Inc.                            1,601                  28
VeriSign, Inc.(2)                                      1,151                  28
Visa, Inc. Class A                                     2,962                 259
Western Digital Corp.(2)                               1,611                  71
Western Union Co. (The)                                4,125                  78
Xerox Corp.                                            5,352                  45
Xilinx, Inc.                                           1,657                  42
Yahoo!, Inc.(2)                                        7,693                 129
                                                                   -------------
                                                                          12,803
                                                                   -------------
MATERIALS--3.5%
Air Products & Chemicals, Inc.                         1,304                 106
Airgas, Inc.                                             559                  27
AK Steel Holding Corp.                                   911                  19
Alcoa, Inc.                                            6,511                 105
Allegheny Technologies, Inc.                             491                  22
Ball Corp.                                               503                  26
Bemis Co., Inc.                                          811                  24
CF Industries Holdings, Inc.                             294                  27
Cliffs Natural Resources, Inc.                           710                  33
Dow Chemical Co. (The)                                 7,394                 204

                                                   SHARES               VALUE
                                              --------------       -------------
MATERIALS--CONTINUED
Du Pont (E.I.) de Nemours & Co.                        6,017       $         203
Eastman Chemical Co.                                     371                  22
Ecolab, Inc.                                           1,465                  65
FMC Corp.                                                501                  28
Freeport-McMoRan Copper & Gold, Inc.(2)                2,692                 216
International Flavors & Fragrances, Inc.                 640                  26
International Paper Co.                                2,686                  72
MeadWestvaco Corp.                                       901                  26
Monsanto Co.                                           3,434                 281
Newmont Mining Corp.                                   3,024                 143
Nucor Corp.                                            1,967                  92
Owens-Illinois, Inc.(2)                                  988                  32
Pactiv Corp.(2)                                        1,069                  26
PPG Industries, Inc.                                   1,101                  64
Praxair, Inc.                                          1,993                 160
Sealed Air Corp.                                       1,284                  28
Sigma-Aldrich Corp.                                      782                  40
Titanium Metals Corp.(2)                                 692                   9
United States Steel Corp.                                946                  52
Vulcan Materials Co.                                     896                  47
Weyerhaeuser Co.                                       1,443                  62
                                                                   -------------
                                                                           2,287
                                                                   -------------
TELECOMMUNICATION SERVICES--3.1%
American Tower Corp. Class A(2)                        2,475                 107
AT&T, Inc.                                            38,255               1,072
CenturyTel, Inc.                                       2,115                  77
Frontier Communications Corp.                          2,533                  20
MetroPCS Communications, Inc.(2)                       1,353                  10
Qwest Communications International, Inc.               8,900                  37
Sprint Nextel Corp.(2)                                20,487                  75
Verizon Communications, Inc.                          18,111                 600
Windstream Corp.                                       2,341                  26
                                                                   -------------
                                                                           2,024
                                                                   -------------
UTILITIES--3.7%
AES Corp. (The)(2)                                     4,282                  57
Allegheny Energy, Inc.                                   825                  19
Ameren Corp.                                           1,772                  49
American Electric Power Co., Inc.                      3,109                 108
CenterPoint Energy, Inc.                               2,800                  41
CMS Energy Corp.                                       1,840                  29
Consolidated Edison, Inc.                              1,949                  89
Constellation Energy Group, Inc.                       1,452                  51
Dominion Resources, Inc.                               3,752                 146
DTE Energy Co.                                           980                  43
Duke Energy Corp.                                      8,033                 138
Edison International                                   1,919                  67
Entergy Corp.                                          1,211                  99
EQT Corp.                                                756                  33
Exelon Corp.(2)                                        4,212                 206
FirstEnergy Corp.                                      1,998                  93
FPL Group, Inc.                                        2,629                 139
Integrys Energy Group, Inc.                              622                  26

     Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

($ reported in thousands)

                                                  SHARES               VALUE
                                              --------------       -------------
UTILITIES--CONTINUED
Nicor, Inc.                                              368       $          15
NiSource, Inc.                                         1,392                  21
Northeast Utilities                                    1,197                  31
Pepco Holdings, Inc.                                   1,759                  30
PG&E Corp.                                             2,348                 105
Pinnacle West Capital Corp.                              820                  30
PPL Corp.                                              2,272                  73
Progress Energy, Inc.                                  1,842                  76
Public Service Enterprise Group, Inc.                  3,099                 103
Questar Corp.                                          1,045                  43
SCANA Corp.                                              546                  21
Sempra Energy                                          1,483                  83
Southern Co. (The)                                     5,231                 174
TECO Energy, Inc.                                      1,731                  28
Wisconsin Energy Corp.                                   675                  34
Xcel Energy, Inc.                                      3,023                  64
                                                                   -------------
                                                                           2,364
                                                                   -------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $55,843)                                              63,981
                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--99.1%
   (IDENTIFIED COST $55,843)                                              63,981
                                                                   -------------
SHORT-TERM INVESTMENTS--0.9%
MONEY MARKET MUTUAL FUNDS--0.9%
Dreyfus Cash Management Fund -
   Institutional Shares (seven-day
   effective yield 0.080%)                           590,020                 590
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $590)                                                    590
                                                                   -------------
TOTAL INVESTMENTS--100.0%
   (IDENTIFIED COST $56,433)                                              64,571(1)
                                                                   -------------
Other Assets and Liabilities--0.0%                                            23
                                                                   -------------
NET ASSETS--100.0%                                                 $      64,594
                                                                   =============

ABBREVIATIONS:

REIT Real Estate Investment Trust

At December 31, 2009, the series had entered into futures contracts as follows:

                                                Value of       Market      Unrealized
                                   Number of    Contracts     Value of    Appreciation
                 Expiration Date   Contracts   When Opened   Contracts   (Depreciation)
                 ---------------   ---------   -----------   ---------   --------------
S&P 500 E-Mini      March 2010         15         $828          $833            $5
                                                                                ==

The following table provides a summary of inputs used to value the Series' net assets as of December 31, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                Total Value at        Level 1 -
                               December 31, 2009   Quoted Prices
                               -----------------   -------------
INVESTMENTS IN SECURITIES:
Equity Securities:
   Common Stocks                     $63,981          $63,981
   Short-Term Investments                590              590
                                     -------          -------
      Total                          $64,571          $64,571
                                     =======          =======
Other Financial Instruments*
   Futures Contracts                 $     5          $     5

There are no Level 2 (Significant Observable Inputs) or Level 3 (Significant Unobservable Inputs) priced securities.

* Other financial Instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the investment.

      Refer to Key Investment Terms and Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

(Reported in thousands except shares and per share amounts)

                                                                                      DYNAMIC
                                                                                       ASSET       DYNAMIC      DYNAMIC
                                                                                    ALLOCATION      ASSET        ASSET
                                                                        CAPITAL       SERIES:    ALLOCATION   ALLOCATION
                                                                         GROWTH     AGGRESSIVE     SERIES:      SERIES:
                                                                         SERIES       GROWTH       GROWTH      MODERATE
                                                                      -----------   ----------   ----------   ----------
ASSETS
   Investments in securities at value(1) ..........................   $   235,896   $   12,832   $   24,136   $   28,969
   Investments in affiliated Series at value(2) ...................            --        6,673       10,041        3,989
   Cash ...........................................................            --           --           --          120
   Receivables ....................................................
      Investment securities sold ..................................         2,998           --           --           54
      Fund shares sold ............................................            --(3)         1           45            6
      Receivable from advisor .....................................            --            3            3            4
      Dividends and interest ......................................           263           --            2            9
   Prepaid expenses ...............................................            24            2            3            3
   Other assets ...................................................            46            4            7            7
                                                                      -----------   ----------   ----------   ----------
      Total assets ................................................       239,227       19,515       34,237       33,161
                                                                      -----------   ----------   ----------   ----------
LIABILITIES
   Cash overdraft .................................................            --           --           84           --
   Payables
      Fund shares repurchased .....................................           126            1           --(3)         4
      Investment securities purchased .............................         2,420           --           --           --
      Investment advisory fee .....................................            98           --           --           --
      Distribution and service fees ...............................            --            4            7            7
      Administration fee ..........................................            17            1            2            2
      Transfer agent fees and expenses ............................             1            1            1            1
      Service fees ................................................            17            1            2            2
      Trustees' fee and expenses ..................................             7            1            1            1
      Professional fee ............................................            37           19           20           20
      Other accrued expenses ......................................            49            3            5            5
   Trustee deferred compensation plan .............................            46            4            7            7
                                                                      -----------   ----------   ----------   ----------
         Total liabilities ........................................         2,818           35          129           49
                                                                        ---------   ----------   ----------   ----------
NET ASSETS ........................................................   $   236,409   $   19,480   $   34,108   $   33,112
                                                                      ===========   ==========   ==========   ==========
NET ASSETS CONSIST OF:
      Capital paid in on shares of beneficial interest ............   $   357,600   $   24,276   $   40,812   $   33,245
      Accumulated undistributed net investment income (loss)                  181           --(3)        (6)          (3)
      Accumulated undistributed net realized gain (loss) ..........      (167,648)      (7,537)     (11,119)      (3,214)
      Net unrealized appreciation (depreciation) ..................        46,276        2,741        4,421        3,084
                                                                      -----------   ----------   ----------   ----------
NET ASSETS ........................................................   $   236,409   $   19,480   $   34,108   $   33,112
                                                                      ===========   ==========   ==========   ==========
Net asset value and offering price per share ......................   $     12.83   $     8.86   $     9.14   $     9.73
                                                                      ===========   ==========   ==========   ==========
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ........................................    18,432,599    2,197,810    3,733,694    3,402,124
                                                                      -----------   ----------   ----------   ----------
   (1) Investments in securities at cost ..........................   $   189,620   $   11,423   $   21,781   $   26,603
   (2) Investments in affiliated Series at cost ...................   $        --   $    5,341   $    7,975   $    3,271
   (3) Amount is less than $500 (not reported in thousands)

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

(Reported in thousands except shares and per share amounts)

                                                                     DYNAMIC
                                                                      ASSET
                                                                   ALLOCATION      GROWTH
                                                                     SERIES:         AND        MID-CAP      MID-CAP
                                                                    MODERATE       INCOME       GROWTH        VALUE
                                                                     GROWTH        SERIES       SERIES       SERIES
                                                                   ----------    ----------   ----------   -----------
ASSETS
   Investments in securities at value(1) .......................   $   23,158    $   90,323   $   49,476   $   112,000
   Investments in affiliated Series at value(2) ................        5,848            --           --            --
   Cash ........................................................           --             4           --            --
   Receivables
      Fund shares sold .........................................          345            --           --(3)         --
      Receivable from advisor ..................................            3            --           --            --
      Dividends and interest ...................................            5           138           14           152
   Prepaid expenses ............................................            3            10            5            11
   Other assets ................................................            6            18           10            22
                                                                   ----------    ----------   ----------   -----------
      Total assets .............................................       29,368        90,493       49,505       112,185
                                                                   ----------    ----------   ----------   -----------
LIABILITIES
   Cash overdraft ..............................................           90            --           --            --
   Payables
      Fund shares repurchased ..................................           --(3)         73           25           178
      Investment advisory fee ..................................           --            43           25           101
      Distribution and service fees ............................            6            --           --            --
      Administration fee .......................................            2             6            3             8
      Transfer agent fees and expenses .........................            1             1            1             1
      Service fees .............................................            2             7            4             8
      Trustees' fee and expenses ...............................            1             3            1             3
      Professional fee .........................................           19            29           27            30
      Other accrued expenses ...................................            5            13            9            16
   Trustee deferred compensation plan ..........................            6            18           10            22
                                                                   ----------    ----------   ----------   -----------
      Total liabilities ........................................          132           193          105           367
                                                                   ----------    ----------   ----------   -----------
NET ASSETS .....................................................   $   29,236    $   90,300   $   49,400   $   111,818
                                                                   ==========    ==========   ==========   ===========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............   $   32,271    $   89,916   $   78,959   $   131,158
   Accumulated undistributed net investment income (loss) ......           (4)          245          (13)          215
   Accumulated undistributed net realized gain (loss) ..........       (6,066)      (21,289)     (38,079)      (43,241)
   Net unrealized appreciation (depreciation) ..................        3,035        21,428        8,533        23,686
                                                                   ----------    ----------   ----------   -----------
NET ASSETS .....................................................   $   29,236    $   90,300   $   49,400   $   111,818
                                                                   ==========    ==========   ==========   ===========
Net asset value and offering price per share ...................   $     9.22    $    11.49   $    12.08   $      9.82
                                                                   ----------    ----------   ----------   -----------
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................    3,169,487     7,862,366    4,088,796    11,389,709
                                                                   ----------    ----------   ----------   -----------
   (1) Investments in securities at cost .......................   $   21,277    $   68,895   $   40,943   $    88,314
   (2) Investments in affiliated Series at cost ................   $    4,694    $       --   $       --   $        --
   (3) Amount is less than $500 (not reported in thousands)

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

(Reported in thousands except shares and per share amounts)

                                                                                MULTI-       MULTI-
                                                                                SECTOR       SECTOR
                                                                   MONEY         FIXED     SHORT TERM    SMALL-CAP   SMALL-CAP
                                                                  MARKET        INCOME        BOND        GROWTH       VALUE
                                                                  SERIES        SERIES       SERIES       SERIES      SERIES
                                                               -----------   -----------   ----------   ----------   ----------
ASSETS
   Investments in securities at value(1) ...................   $   158,571   $   205,665   $   33,132   $   26,020   $   38,309
   Cash ....................................................         1,187            57           10           --           --
   Receivables
      Investment securities sold ...........................            --         1,524          621          362          461
      Fund shares sold .....................................             9            --           --            4           61
      Receivable from advisor ..............................            28            --           --           --           --
      Dividends and interest ...............................             1         2,985          340            5           50
      Tax reclaims .........................................            --            --           --(2)        --           --
   Prepaid expenses ........................................            22            23            3            3            4
   Other assets ............................................            31            40            7            5            7
                                                               -----------   -----------   ----------   ----------   ----------
      Total assets .........................................       159,849       210,294       34,113       26,399       38,892
                                                               -----------   -----------   ----------   ----------   ----------
   LIABILITIES
   Cash overdraft ..........................................            --            --           --           34           --
   Payables
      Fund shares repurchased ..............................            22           232          101            3           35
      Investment securities purchased ......................            --         3,736          607           --          358
      Dividend distributions ...............................            --            --           --           --           --
      Investment advisory fee ..............................            --            68            3            9           32
      Administration fee ...................................             5            15            2            2            3
      Transfer agent fees and expenses .....................             1             1            1            1            1
      Service fees .........................................            13            16            3            2            3
      Trustees' fee and expenses ...........................             5             6            1            1            1
      Professional fee .....................................            27            38           28           26           26
      Other accrued expenses ...............................            24            35            8            6            6
   Trustee deferred compensation plan ......................            31            40            7            5            7
                                                               -----------   -----------   ----------   ----------   ----------
      Total liabilities ....................................           128         4,187          761           89          472
                                                               -----------   -----------   ----------   ----------   ----------
NET ASSETS .................................................   $   159,721   $   206,107   $   33,352   $   26,310   $   38,420
                                                               ===========   ===========   ==========   ==========   ==========
NET ASSETS CONSIST OF:
      Capital paid in on shares of beneficial
         interest ..........................................   $   159,722   $   219,539   $   36,109   $   32,284   $   55,211
      Accumulated undistributed net investment income
         (loss) ............................................            --         1,909          417          (10)          24
      Accumulated undistributed net realized gain (loss) ...            (1)      (23,201)      (3,635)     (12,383)     (21,936)
      Net unrealized appreciation (depreciation) ...........            --         7,860          461        6,419        5,121
                                                               -----------   -----------   ----------   ----------   ----------
NET ASSETS .................................................   $   159,721   $   206,107   $   33,352   $   26,310   $   38,420
                                                               ===========   ===========   ==========   ==========   ==========
Net asset value and offering price per share ...............   $     10.00   $      8.98   $    10.15   $    11.66   $    10.55
                                                               -----------   -----------   ----------   ----------   ----------
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization ...................    15,972,214    22,939,827    3,286,714    2,255,990    3,642,560
                                                               -----------   -----------   ----------   ----------   ----------
   (1) Investments in securities at cost ...................   $   158,571   $   197,813   $   32,670   $   19,601   $   33,188
   (2) Amount is less than $500 (not reported in thousands)

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

(Reported in thousands except shares and per share amounts)

                                                                                               DUFF &
                                                                                               PHELPS                VAN KAMPEN
                                                               STRATEGIC        ABERDEEN    REAL ESTATE  VAN KAMPEN    EQUITY
                                                               ALLOCATION    INTERNATIONAL   SECURITIES    COMSTOCK   500 INDEX
                                                                 SERIES          SERIES        SERIES      SERIES      SERIES
                                                              -----------    -------------  -----------  ----------  ----------
ASSETS
   Investments in securities at value(1) ...................  $   169,656     $   421,790    $  112,818  $   46,547  $   64,571
   Cash ....................................................           --(2)           57            --           1           2
   Receivables
      Investment securities sold ...........................           10             235         1,164          --          --
      Dividends and interest ...............................          768             493           404          99         108
      Tax reclaims .........................................           --             592            --           2          --(2)
   Prepaid expenses ........................................           18              42            10           5           7
   Other assets ............................................           33              82            22           9          13
                                                              -----------     -----------    ----------  ----------  ----------
         Total assets ......................................      170,485         423,291       114,418      46,663      64,701
                                                              -----------     -----------    ----------  ----------  ----------
LIABILITIES
   Payables
      Fund shares repurchased ..............................           16           1,067           284          23          29
      Investment securities purchased ......................           25              --         1,224          --          --
      Investment advisory fee ..............................           69             244            72          21           4
      Administration fee ...................................           12              30             8           3           4
      Transfer agent fees and expenses .....................            1               1             1           1           1
      Service fees .........................................           13              31             8           4           5
      Trustees' fee and expenses ...........................            5              13             3           2           2
      Professional fee .....................................           36              50            30          27          28
      Other accrued expenses ...............................           28              67            16           8          13
      Variation margin for futures contracts ...............           --              --            --          --           8
   Trustee deferred compensation plan ......................           33              82            22           9          13
                                                              -----------     -----------    ----------  ----------  ----------
         Total liabilities .................................          238           1,585         1,668          98         107
                                                              -----------     -----------    ----------  ----------  ----------
NET ASSETS .................................................  $   170,247     $   421,706    $  112,750  $   46,565  $   64,594
                                                              ===========     ===========    ==========  ==========  ==========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ........  $   180,737     $   401,747    $   97,398  $   59,556  $   83,232
   Accumulated undistributed net investment income (loss) ..          589             414           758         118         100
   Accumulated undistributed net realized gain (loss) ......      (32,355)        (71,932)      (17,464)    (16,241)    (26,881)
   Net unrealized appreciation (depreciation) ..............       21,276          91,477        32,058       3,132       8,143
                                                              -----------     -----------    ----------  ----------  ----------
NET ASSETS .................................................  $   170,247     $   421,706    $  112,750  $   46,565  $   64,594
                                                              ===========     ===========    ==========  ==========  ==========
Net asset value and offering price per share ...............  $     11.11     $     14.86    $    20.25  $     9.79  $    10.01
                                                              -----------     -----------    ----------  ----------  ----------
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization ...................   15,319,387      28,378,563     5,567,525   4,754,462   6,454,261
                                                              -----------     -----------    ----------  ----------  ----------
   (1) Investments in securities at cost ...................  $   148,379     $   330,328    $   80,760  $   43,415  $   56,433

   (2) Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

(Reported in thousands)

                                                                          DYNAMIC
                                                                           ASSET       DYNAMIC      DYNAMIC
                                                                        ALLOCATION      ASSET        ASSET
                                                              CAPITAL     SERIES:    ALLOCATION   ALLOCATION
                                                              GROWTH    AGGRESSIVE     SERIES:      SERIES:
                                                              SERIES      GROWTH       GROWTH      MODERATE
                                                             --------   ----------   ----------   ----------
INVESTMENT INCOME
Dividends ................................................   $  3,572    $    --      $     --      $    --
Income distributions received from affiliated Series .....         --         88           121           51
Income distributions received from non-affiliated funds ..         --        317           639          744
Interest .................................................        217         --            --           --
Foreign taxes withheld ...................................        (15)        --            --           --
                                                             --------    -------      --------      -------
   Total investment income ...............................      3,774        405           760          795
                                                             --------    -------      --------      -------
EXPENSES
Investment advisory fee ..................................      1,465         40            76           67
Administration fee .......................................        178         13            25           23
Distribution and service fees ............................         --         40            74           67
Transfer agent fee and expenses ..........................          7          8            10           10
Service fees .............................................        204         15            26           23
Custodian fees ...........................................         51          3             5            5
Printing fees and expenses ...............................        110          6             9            8
Professional fees ........................................         90         26            29           29
Trustees' fee and expenses ...............................         53          4             8            6
Miscellaneous ............................................         75          6            10            7
                                                             --------    -------      --------      -------
   Total expenses ........................................      2,233        161           272          245
Less expenses reimbursed by investment advisor ...........       (244)       (56)          (77)         (71)
                                                             --------    -------      --------      -------
   Net expenses ..........................................      1,989        105           195          174
                                                             --------    -------      --------      -------
NET INVESTMENT INCOME ....................................      1,785        300           565          621
                                                             --------    -------      --------      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on securities ...................    (14,258)    (6,241)       (8,825)      (2,024)
Net realized gain (loss) on affiliated Series ............         --          2           123           31
Capital gain distributions from investment companies .....         --          8            21           40
Net change in unrealized appreciation (depreciation) on
   investments ...........................................     68,484      8,280        11,904        3,549
Net change in unrealized appreciation (depreciation) on
   affiliated Series .....................................         --      1,770         2,850        1,282
                                                             --------    -------      --------      -------
NET GAIN (LOSS) ON INVESTMENTS ...........................     54,226      3,819         6,073        2,878
                                                             --------    -------      --------      -------
Net increase in net assets resulting from operations .....   $ 56,011    $ 4,119      $  6,638      $ 3,499
                                                             ========    =======      ========      =======

(1) Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2009

(Reported in thousands)

                                                                 DYNAMIC
                                                                  ASSET
                                                               ALLOCATION
                                                                 SERIES:      GROWTH     MID-CAP      MID-CAP
                                                                MODERATE    AND INCOME    GROWTH       VALUE
                                                                 GROWTH       SERIES      SERIES      SERIES
                                                               ----------   ----------   -------     --------
INVESTMENT INCOME
Dividends ..................................................    $    --      $  1,899    $   253     $  1,849
Income distributions from affiliated Series ................         78            --         --           --
Income distributions from non-affiliated funds .............        597            --         --           --
Interest ...................................................         --             3         --           --
Foreign taxes withheld .....................................         --           (17)        (1)          (2)
                                                                -------      --------    -------     --------
   Total investment income .................................        675         1,885        252        1,847
                                                                -------      --------    -------     --------
EXPENSES
Investment advisory fee ....................................         61           576        339        1,022
Administration fee .........................................         20            70         36           83
Distribution and service fees ..............................         60            --         --           --
Transfer agent fee and expenses ............................          2             7          7            7
Service fees ...............................................         28            80         41           95
Custodian fees .............................................          5            15         14           16
Printing fees and expenses .................................          7            27         17           53
Professional fees ..........................................         28            86         41           56
Trustees' fee and expenses .................................          6            21         11           24
Miscellaneous ..............................................          8            30         15           33
                                                                -------      --------    -------     --------
   Total expenses ..........................................        225           912        521        1,389
Less expenses reimbursed by investment advisor .............        (69)         (137)       (55)        (123)
                                                                -------      --------    -------     --------
   Net expenses ............................................        156           775        466        1,266
                                                                -------      --------    -------     --------
NET INVESTMENT INCOME (LOSS) ...............................        519         1,110       (214)         581
                                                                -------      --------    -------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on securities .....................     (4,227)      (14,894)    (7,789)     (34,773)
Net realized gain (loss) on affiliated Series ..............         41            --         --           --
Capital gain distributions from investment companies .......         28            --         --           --
Net realized gain (loss) on foreign currency transactions ..         --            --          2           --
Net change in unrealized appreciation (depreciation) on
   investments .............................................      6,253        31,283     19,626       62,915
Net change in unrealized appreciation (depreciation) on
   affiliated Series .......................................      1,684            --         --           --
Net change in unrealized appreciation (depreciation) on
   foreign currency translations ...........................         --            --         --(1)        --
                                                                -------      --------    -------     --------
NET GAIN (LOSS) ON INVESTMENTS .............................      3,779        16,389     11,839       28,142
                                                                -------      --------    -------     --------
Net increase in net assets resulting from operations .......    $ 4,298      $ 17,499    $11,625     $ 28,723
                                                                =======      ========    =======     ========

(1) Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2009

(Reported in thousands)

                                                                                      MULTI-
                                                                           MULTI-     SECTOR
                                                                           SECTOR     SHORT
                                                                   MONEY   FIXED       TERM      SMALL-       SMALL-
                                                                  MARKET   INCOME      BOND    CAP GROWTH   CAP VALUE
                                                                  SERIES   SERIES     SERIES     SERIES       SERIES
                                                                  ------   -------   -------   ----------   ---------
INVESTMENT INCOME
Interest ......................................................   $  788   $15,116   $ 2,164     $    --    $     --
Dividends .....................................................       --        39         4          51          508
Foreign taxes withheld ........................................       --       (33)       (3)         --           (1)
                                                                  ------   -------   -------     -------     --------
   Total investment income ....................................      788    15,122     2,165          51          507
                                                                  ------   -------   -------     -------     --------
EXPENSES
Investment advisory fee .......................................      743       968       159         203          371
Administration fee ............................................       65       165        27          20           30
Transfer agent fee and expenses ...............................        8         7         7           7            8
Service fees ..................................................      184       189        31          23           34
Custodian fees ................................................       23        40        23          18           11
Printing fees and expenses ....................................       64        57         9          14           19
Professional fees .............................................       91        81        39          36           39
Trustees' fee and expenses ....................................       50        50         9           6            9
Miscellaneous .................................................      115        73        13           9           13
                                                                  ------   -------   -------     -------     --------
   Total expenses .............................................    1,343     1,630       317         336          534
Less expenses reimbursed by investment advisor ................     (653)     (178)      (94)        (86)         (75)
                                                                  ------   -------   -------     -------     --------
   Net expenses ...............................................      690     1,452       223         250          459
                                                                  ------   -------   -------     -------     --------
NET INVESTMENT INCOME (LOSS) ..................................       98    13,670     1,942        (199)          48
                                                                  ------   -------   -------     -------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities ...............................       (1)   (7,216)   (2,059)     (2,107)     (16,898)
Net realized gain (loss) on foreign currency transactions .....       --       (14)       (5)         --           --
Net change in unrealized appreciation (depreciation)
   on investments .............................................       --    58,835     8,790       7,135       23,499
Net change in unrealized appreciation (depreciation) on foreign
   currency translations ......................................       --       (28)      (16)         --           --
                                                                  ------   -------   -------     -------     --------
NET GAIN (LOSS) ON INVESTMENTS ................................       (1)   51,577     6,710       5,028        6,601
                                                                  ------   -------   -------     -------     --------
Net increase in net assets resulting from operations ..........   $   97   $65,247   $ 8,652     $ 4,829     $  6,649
                                                                  ======   =======   =======     =======     ========

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2009

(Reported in thousands)

                                                                                                  DUFF &                    VAN
                                                                                               PHELPS REAL     VAN        KAMPEN
                                                                   STRATEGIC      ABERDEEN       ESTATE       KAMPEN    EQUITY 500
                                                                  ALLOCATION   INTERNATIONAL   SECURITIES    COMSTOCK      INDEX
                                                                    SERIES         SERIES        SERIES       SERIES      SERIES
                                                                  ----------   -------------   -----------   --------   ----------
INVESTMENT INCOME
Dividends .....................................................    $  2,229      $ 13,891        $ 3,391      $ 1,108    $ 1,429
Interest ......................................................       3,918             9             --           --          5
Foreign taxes withheld ........................................         (24)       (1,116)            --           (8)        --
                                                                   --------      --------        -------      -------    -------
   Total investment income ....................................       6,123        12,784          3,391        1,100      1,434
                                                                   --------      --------        -------      -------    -------
EXPENSES
Investment advisory fee .......................................         959         2,624            652          305        181
Administration fee ............................................         136           305             73           37         51
Transfer agent fee and expenses ...............................           7             8              7            8          7
Service fees ..................................................         156           345             83           42         59
Custodian fees ................................................          34           119             14           14         31
Printing fees and expenses ....................................          42           106             31           13         16
Professional fees .............................................          73           128             51           40         44
Trustees' fee and expenses ....................................          42            89             22           11         16
Miscellaneous .................................................          62           121             30           15         12
                                                                   --------      --------        -------      -------    -------
   Total expenses .............................................       1,511         3,845            963          485        417
Less expenses reimbursed by investment advisor ................        (152)         (150)            (7)         (71)      (116)
                                                                   --------      --------        -------      -------    -------
   Net expenses ...............................................       1,359         3,695            956          414        301
                                                                   --------      --------        -------      -------    -------
NET INVESTMENT INCOME .........................................       4,764         9,089          2,435          686      1,133
                                                                   --------      --------        -------      -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities ...............................     (23,231)      (49,376)        (5,835)      (6,355)    (3,892)
Net realized gain (loss) on foreign currency transactions .....           1            40             --           --         --
Net realized gain (loss) on futures ...........................          --            --             --           --        130
Net change in unrealized appreciation (depreciation)
   on investments .............................................      53,466       167,159         30,994       17,310     16,395
Net change in unrealized appreciation (depreciation)
   on foreign currency translations ...........................          --            23             --           --         --
Net change in unrealized appreciation (depreciation)
   on futures .................................................          --            --             --           --        (14)
                                                                   --------      --------        -------      -------    -------
NET GAIN (LOSS) ON INVESTMENTS ................................      30,236       117,846         25,159       10,955     12,619
                                                                   --------      --------        -------      -------    -------
Net increase in net assets resulting from operations ..........    $ 35,000      $126,935        $27,594      $11,641    $13,752
                                                                   ========      ========        =======      =======    =======

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

                                                                                              DYNAMIC ASSET ALLOCATION
                                                                    CAPITAL GROWTH SERIES     SERIES: AGGRESSIVE GROWTH
                                                                 --------------------------  --------------------------
                                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                     2009          2008          2009         2008
                                                                 ------------  ------------  ------------  ------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..................................    $  1,785     $     239     $    300      $    331
Net realized gain (loss) ......................................     (14,258)      (57,791)      (6,231)         (672)
Net change in unrealized appreciation (depreciation) ..........      68,484       (92,774)      10,050        (9,160)
                                                                   --------     ---------     --------      --------
Increase (decrease) in net assets resulting from operations ...      56,011      (150,326)       4,119        (9,501)
                                                                   --------     ---------     --------      --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .........................................      (1,802)          (99)        (306)         (332)
Net realized short-term gains .................................          --            --           --           (33)
Net realized long-term gains ..................................          --            --           --          (183)
                                                                   --------     ---------     --------      --------
Decrease in net assets from distributions to shareholders .....      (1,802)          (99)        (306)         (548)
                                                                   --------     ---------     --------      --------
FROM SHARE TRANSACTIONS
Sales of shares ...............................................      12,955         8,299        2,855         5,504
Reinvestment of distributions .................................       1,802            99          306           548
Shares repurchased ............................................     (35,745)      (55,397)      (2,297)       (4,626)
                                                                   --------     ---------     --------      --------
Increase (decrease) in net assets from share transactions .....     (20,988)      (46,999)         864         1,426
                                                                   --------     ---------     --------      --------
Net increase (decrease) in net assets .........................      33,221      (197,424)       4,677        (8,623)
NET ASSETS
Beginning of period ...........................................     203,188       400,612       14,803        23,426
                                                                   --------     ---------     --------      --------
End of period .................................................    $236,409     $ 203,188     $ 19,480      $ 14,803
                                                                   ========     =========     ========      ========
Accumulated undistributed net investment income (loss) at end
   of period ..................................................    $    181     $     198     $     --(1)   $     (1)


======================================================================================================================
SHARES
Sales of shares ...............................................       1,217           641          385           515
Reinvestment of distributions .................................         148             7           36            74
Shares repurchased ............................................      (3,354)       (4,064)        (317)         (470)
                                                                   --------     ---------     --------      --------
Net increase/(decrease) .......................................      (1,989)       (3,416)         104          (119)
                                                                   ========     =========     ========      ========

(1)  Amount is less than $500 (not reported in thousands).

                       See Notes to Financial Statements

 DYNAMIC ASSET ALLOCATION    DYNAMIC ASSET ALLOCATION    DYNAMIC ASSET ALLOCATION
     SERIES: GROWTH              SERIES: MODERATE         SERIES: MODERATE GROWTH    GROWTH AND INCOME SERIES
--------------------------  --------------------------  --------------------------  --------------------------
 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
   2009          2008           2009         2008          2009          2008          2009          2008
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


  $   565       $    738      $    621      $   443       $   519       $   580       $  1,110      $  1,835
   (8,681)        (1,407)       (1,953)        (904)       (4,158)         (957)       (14,894)       (5,791)
   14,754        (12,576)        4,831       (2,069)        7,937        (6,207)        31,283       (45,826)
  -------       --------      --------      -------       -------       -------       --------      --------
    6,638        (13,245)        3,499       (2,530)        4,298        (6,584)        17,499       (49,782)
  -------       --------      --------      -------       -------       -------       --------      --------

     (590)          (741)         (669)        (443)         (548)         (581)        (1,309)       (1,577)
       --             (2)           (3)         (61)           --            (1)            --            --
       (3)          (401)           (2)        (217)           --          (648)            --        (1,580)
  -------       --------      --------      -------       -------       -------       --------      --------
     (593)        (1,144)         (674)        (721)         (548)       (1,230)        (1,309)       (3,157)
  -------       --------      --------      -------       -------       -------       --------      --------

    5,037         11,226        18,745       23,375         8,431        12,816          3,147         2,911
      593          1,144           674          721           548         1,230          1,309         3,157
   (5,753)        (5,984)      (12,165)      (5,149)       (5,491)       (3,919)       (15,457)      (27,092)
  -------       --------      --------      -------       -------       -------       --------      --------
     (123)         6,386         7,254       18,947         3,488        10,127        (11,001)      (21,024)
  -------       --------      --------      -------       -------       -------       --------      --------
    5,922         (8,003)       10,079       15,696         7,238         2,313          5,189       (73,963)
   28,186         36,189        23,033        7,337        21,998        19,685         85,111       159,074
  -------       --------      --------      -------       -------       -------       --------      --------
  $34,108       $ 28,186      $ 33,112      $23,033       $29,236       $21,998       $ 90,300      $ 85,111
  =======       ========      ========      =======       =======       =======       ========      ========


======================================================================================================================
  $    (6)      $     (3)     $     (3)     $    (1)      $    (4)      $    (1)      $    245      $    456

      637          1,086         2,102        2,397         1,008         1,299            338           247
       69            148            71           81            61           153            130           271
     (722)          (621)       (1,378)        (547)         (673)         (422)        (1,614)       (2,157)
  -------       --------      --------      -------       -------       -------       --------      --------
      (16)           613           795        1,931           396         1,030         (1,146)       (1,639)
  =======       ========      ========      =======       =======       =======       ========      ========

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Reported in thousands)


                                                                             MID-CAP GROWTH SERIES          MID-CAP VALUE SERIES
                                                                          ---------------------------   ----------------------------
                                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                              2009           2008           2009            2008
                                                                          ------------   ------------   ------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................................     $  (214)       $   (477)      $    581        $    567
Net realized gain (loss) ..............................................      (7,787)        (13,249)       (34,773)         (2,207)
Net change in unrealized appreciation (depreciation) ..................      19,626         (19,902)        62,915         (48,035)
                                                                            -------        --------       --------        --------
Increase (decrease) in net assets resulting from operations ...........      11,625         (33,628)        28,723         (49,675)
                                                                            -------        --------       --------        --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .................................................          --              --           (825)           (200)
Net realized short-term gains .........................................          --              --            (34)         (1,321)
Net realized long-term gains ..........................................          --              --         (1,069)         (6,120)
                                                                            -------        --------       --------        --------
Decrease in net assets from distributions to shareholders .............          --              --         (1,928)         (7,641)
                                                                            -------        --------       --------        --------
FROM SHARE TRANSACTIONS
Sales of shares .......................................................       6,581           3,837          4,659          18,723
Reinvestment of distributions .........................................          --              --          1,928           7,641
Shares repurchased ....................................................      (8,930)        (17,338)       (13,710)        (15,156)
                                                                            -------        --------       --------        --------
Increase (decrease) in net assets from share transactions .............      (2,349)        (13,501)        (7,123)         11,208
                                                                            -------        --------       --------        --------
Net increase (decrease) in net assets .................................       9,276         (47,129)        19,672         (46,108)
NET ASSETS
Beginning of period ...................................................      40,124          87,253         92,146         138,254
                                                                            -------        --------       --------        --------
End of period .........................................................     $49,400        $ 40,124       $111,818        $ 92,146
                                                                            =======        ========       ========        ========
Accumulated undistributed net investment income (loss) at
   end of period ......................................................     $   (13)       $    (11)      $    215        $    480


====================================================================================================================================
SHARES
Sales of shares .......................................................         656             297            632           1,758
Reinvestment of distributions                                                    --              --            238             940
Shares repurchased ....................................................        (896)         (1,290)        (1,684)         (1,393)
                                                                            -------        --------       --------        --------
Net increase/(decrease) ...............................................        (240)           (993)          (814)          1,305
                                                                            =======        ========       ========        ========

(1)  Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                                   MULTI-SECTOR FIXED            MULTI-SECTOR SHORT
     MONEY MARKET SERIES             INCOME SERIES                TERM BOND SERIES          SMALL-CAP GROWTH SERIES
---------------------------   ---------------------------   ---------------------------   ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    2009           2008           2009           2008           2009           2008           2009           2008
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


 $     98        $  4,254       $ 13,670       $ 14,736       $  1,942       $  2,889       $  (199)       $   (301)
       (1)         (3,190)        (7,230)        (6,290)        (2,064)          (853)       (2,107)        (10,091)
       --           3,217         58,807        (48,993)         8,774         (7,686)        7,135         (12,596)
 --------        --------       --------       --------       --------       --------       -------        --------
       97           4,281         65,247        (40,547)         8,652         (5,650)        4,829         (22,988)
 --------        --------       --------       --------       --------       --------       -------        --------

      (99)         (4,253)       (13,684)       (16,140)        (2,144)        (2,849)           --              --
      (20)             --             --             --             --             --            --            (166)
       --              --             --             --             --             --            --          (1,185)
 --------        --------       --------       --------       --------       --------       -------        --------
     (119)         (4,253)       (13,684)       (16,140)        (2,144)        (2,849)           --          (1,351)
 --------        --------       --------       --------       --------       --------       -------        --------

   61,890         127,851          8,187         20,080          9,033         24,709         2,661           3,388
      119           4,253         13,684         16,140          2,144          2,849            --           1,351
 (108,962)        (94,873)       (40,228)       (57,499)       (24,959)       (22,601)       (6,896)        (10,452)
 --------        --------       --------       --------       --------       --------       -------        --------
  (46,953)         37,231        (18,357)       (21,279)       (13,782)         4,957        (4,235)         (5,713)
 --------        --------       --------       --------       --------       --------       -------        --------
  (46,975)         37,259         33,206        (77,966)        (7,274)        (3,542)          594         (30,052)

  206,696         169,437        172,901        250,867         40,626         44,168        25,716          55,768
 --------        --------       --------       --------       --------       --------       -------        --------
 $159,721        $206,696       $206,107       $172,901       $ 33,352       $ 40,626       $26,310        $ 25,716
 ========        ========       ========       ========       ========       ========       =======        ========

 $     --(1)     $      1       $  1,909       $  1,770       $    417       $    570       $   (10)       $     (9)


=====================================================================================================================
    6,189          12,785          1,080          2,390            951          2,508           272             247
       12             425          1,613          2,062            220            319            --              92
  (10,896)         (9,486)        (4,939)        (6,879)        (2,817)        (2,370)         (715)           (764)
 --------        --------       --------       --------       --------       --------       -------        --------
   (4,695)          3,724         (2,246)        (2,427)        (1,646)           457          (443)           (425)
 ========        ========       ========       ========       ========       ========       =======        ========

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Reported in thousands)


                                                                              SMALL-CAP VALUE SERIES     STRATEGIC ALLOCATION SERIES
                                                                           ---------------------------   ---------------------------
                                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                               2009           2008           2009           2008
                                                                           ------------   ------------   ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ...........................................     $     48       $    197       $  4,764      $   7,000
Net realized gain (loss) ...............................................      (16,898)        (5,021)       (23,230)        (8,768)
Net change in unrealized appreciation (depreciation) ...................       23,499        (20,962)        53,466        (59,653)
                                                                             --------       --------       --------      ---------
Increase (decrease) in net assets resulting from operations ............        6,649        (25,786)        35,000        (61,421)
                                                                             --------       --------       --------      ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..................................................         (162)           (59)        (5,775)        (6,415)
Net realized short-term gains ..........................................           --           (346)            --           (392)
Net realized long-term gains ...........................................           --         (1,112)            --         (1,819)
                                                                             --------       --------       --------      ---------
Decrease in net assets from distributions to shareholders ..............         (162)        (1,517)        (5,775)        (8,626)
                                                                             --------       --------       --------      ---------
FROM SHARE TRANSACTIONS
Sales of shares ........................................................        1,997         11,653          2,235          4,033
Reinvestment of distributions ..........................................          162          1,517          5,775          8,626
Shares repurchased .....................................................       (8,238)       (21,097)       (30,259)       (49,994)
                                                                             --------       --------       --------      ---------
Increase (decrease) in net assets from share transactions ..............       (6,079)        (7,927)       (22,249)       (37,335)
                                                                             --------       --------       --------      ---------
CAPITAL CONTRIBUTIONS
Fair Funds settlement(1) ...............................................           --             --             --             --
Net increase (decrease) in net assets ..................................          408        (35,230)         6,976       (107,382)
NET ASSETS
Beginning of period ....................................................       38,012         73,242        163,271        270,653
                                                                             --------       --------       --------      ---------
End of period ..........................................................     $ 38,420       $ 38,012       $170,247      $ 163,271
                                                                             ========       ========       ========      =========
Accumulated undistributed net investment income (loss) at
   end of period .......................................................     $     24       $    138       $    589      $   1,634


====================================================================================================================================
SHARES
Sales of shares ........................................................          236            867            231            357
Reinvestment of distributions ..........................................           19            118            566            800
Shares repurchased .....................................................         (948)        (1,713)        (3,132)        (4,396)
                                                                             --------       --------       --------      ---------
Net increase/(decrease) ................................................         (693)          (728)        (2,335)        (3,239)
                                                                             ========       ========       ========      =========

(1) The Series was a recipient of a distribution from a Fair Fund established by United States Securities and Exchange Commission. The proceeds received
     were part of the Millennium Partners, L.P. and Bear Stearns & Co.,     Inc.
     settlements.


                        See Notes to Financial Statements

                                    DUFF & PHELPS
         ABERDEEN                    REAL ESTATE                                                  VAN KAMPEN
   INTERNATIONAL SERIES            SECURITIES SERIES         VAN KAMPEN COMSTOCK SERIES     EQUITY 500 INDEX SERIES
---------------------------   ---------------------------   ---------------------------   ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    2009           2008           2009           2008           2009           2008           2009           2008
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


  $  9,089      $  10,868       $  2,435       $  2,863       $    686       $  1,366       $  1,133       $  1,692
   (49,336)       (22,572)        (5,835)       (11,283)        (6,355)        (9,606)        (3,762)        (3,006)
   167,182       (184,774)        30,994        (41,460)        17,310        (18,757)        16,381        (40,098)
  --------      ---------       --------       --------       --------       --------       --------       --------
   126,935       (196,478)        27,594        (49,880)        11,641        (26,997)        13,752        (41,412)
  --------      ---------       --------       --------       --------       --------       --------       --------

   (11,634)        (8,592)        (3,192)        (1,898)          (899)        (1,124)        (1,390)        (1,544)
        --             (4)            --           (769)            --           (338)            --             --
        --        (18,488)            --         (2,191)            --         (1,025)            --             --
  --------      ---------       --------       --------       --------       --------       --------       --------
   (11,634)       (27,084)        (3,192)        (4,858)          (899)        (2,487)        (1,390)        (1,544)
  --------      ---------       --------       --------       --------       --------       --------       --------

    25,380         49,222         10,072         20,706          4,672          2,028          1,906          2,607
    11,634         27,084          3,192          4,858            899          2,487          1,390          1,544
   (50,846)       (34,720)       (11,115)       (19,767)       (13,593)       (18,558)       (15,238)       (20,665)
  --------      ---------       --------       --------       --------       --------       --------       --------
   (13,832)        41,586          2,149          5,797         (8,022)       (14,043)       (11,942)       (16,514)
  --------      ---------       --------       --------       --------       --------       --------       --------

       300             --             --             --             --             --             --             --
   101,769       (181,976)        26,551        (48,941)         2,720        (43,527)           420        (59,470)

   319,937        501,913         86,199        135,140         43,845         87,372         64,174        123,644
  --------      ---------       --------       --------       --------       --------       --------       --------
  $421,706      $ 319,937       $112,750       $ 86,199       $ 46,565       $ 43,845       $ 64,594       $ 64,174
  ========      =========       ========       ========       ========       ========       ========       ========

  $    414      $   2,620       $    758       $  1,515       $    118       $    331       $    100       $    357


===================================================================================================================
     2,281          3,383            740            875            640            206            223            240

       841          1,787            201            210            103            263            150            170
    (3,971)        (2,162)          (676)          (821)        (1,690)        (1,761)        (1,833)        (1,858)
  --------      ---------       --------       --------       --------       --------       --------       --------
      (849)         3,008            265            264           (947)        (1,292)        (1,460)        (1,448)
  ========      =========       ========       ========       ========       ========       ========       ========

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD


                                                        NET                       NET                    DIVIDENDS    DISTRIBUTIONS
                                                       ASSET        NET         REALIZED       TOTAL        FROM          FROM
                                                       VALUE,    INVESTMENT       AND          FROM         NET            NET
                                                     BEGINNING     INCOME      UNREALIZED   INVESTMENT   INVESTMENT     REALIZED
                                                     OF PERIOD     (LOSS)     GAIN (LOSS)   OPERATIONS     INCOME         GAINS
                                                     ---------   ----------   -----------   ----------   ----------   -------------
CAPITAL GROWTH SERIES
1/1/09 to 12/31/09                                     $ 9.95      0.09(1)        2.89          2.98       (0.10)            --
1/1/08 to 12/31/08                                      16.81      0.01(1)       (6.87)        (6.86)         --(5)          --
1/1/07 to 12/31/07                                      15.21      0.04(1)        1.60          1.64       (0.04)            --
1/1/06 to 12/31/06                                      14.77      0.04(1)        0.43          0.47       (0.03)            --
1/1/05 to 12/31/05                                      14.25      0.01(1)        0.52          0.53       (0.01)            --
DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
1/1/09 to 12/31/09                                     $ 7.07      0.14(1)        1.79          1.93       (0.14)            --
1/1/08 to 12/31/08                                      11.86      0.16(1)       (4.68)        (4.52)      (0.16)         (0.11)
1/1/07 to 12/31/07                                      11.15      0.16(1)        0.78          0.94       (0.13)         (0.10)
2/3/06 (inception) to 12/31/06                          10.00      0.11           1.15          1.26       (0.11)            --
DYNAMIC ASSET ALLOCATION SERIES: GROWTH
1/1/09 to 12/31/09                                     $ 7.52      0.15(1)        1.63          1.78       (0.16)            --(5)
1/1/08 to 12/31/08                                      11.54      0.21(1)       (3.91)        (3.70)      (0.21)         (0.11)
1/1/07 to 12/31/07                                      10.87      0.22(1)        0.69          0.91       (0.16)         (0.08)
2/3/06 (inception) to 12/31/06                          10.00      0.13           0.87          1.00       (0.13)            --
DYNAMIC ASSET ALLOCATION SERIES: MODERATE
1/1/09 to 12/31/09                                     $ 8.83      0.21(1)        0.90          1.11       (0.21)            --(5)
1/1/08 to 12/31/08                                      10.86      0.32(1)       (2.04)        (1.72)      (0.20)         (0.11)
1/1/07 to 12/31/07                                      10.41      0.30(1)        0.54          0.84       (0.24)         (0.15)
2/3/06 (inception) to 12/31/06                          10.00      0.15           0.42          0.57       (0.16)            --
DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
1/1/09 to 12/31/09                                     $ 7.93      0.18(1)        1.29          1.47       (0.18)            --
1/1/08 to 12/31/08                                      11.30      0.26(1)       (3.15)        (2.89)      (0.23)         (0.25)
1/1/07 to 12/31/07                                      10.72      0.24(1)        0.67          0.91       (0.20)         (0.13)
2/3/06 (inception) to 12/31/06                          10.00      0.14           0.74          0.88       (0.14)         (0.02)
GROWTH AND INCOME SERIES
1/1/09 to 12/31/09                                     $ 9.45      0.13(1)        2.07          2.20       (0.16)            --
1/1/08 to 12/31/08                                      14.94      0.19(1)       (5.35)        (5.16)      (0.17)         (0.16)
1/1/07 to 12/31/07                                      14.51      0.16(1)        0.81          0.97       (0.15)         (0.39)
1/1/06 to 12/31/06                                      12.52      0.16(1)        1.98          2.14       (0.15)            --
1/1/05 to 12/31/05                                      12.07      0.13(1)        0.45          0.58       (0.13)            --
MID-CAP GROWTH SERIES
1/1/09 to 12/31/09                                     $ 9.27     (0.05)(1)       2.86          2.81          --             --
1/1/08 to 12/31/08                                      16.40     (0.10)(1)      (7.03)        (7.13)         --             --
1/1/07 to 12/31/07                                      13.46     (0.11)(1)       3.05          2.94          --             --
1/1/06 to 12/31/06                                      12.93     (0.09)(1)       0.62          0.53          --             --
1/1/05 to 12/31/05                                      12.41     (0.09)(1)       0.61          0.52          --             --

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                                              RATIO OF
                                                                          GROSS OPERATING
                                                                              EXPENSES       RATIO OF
                              NET                 NET       RATIO OF         TO AVERAGE        NET
                  CHANGE     ASSET              ASSETS,   NET OPERATING      NET ASSETS     INVESTMENT
                    IN      VALUE,              END OF      EXPENSES          (BEFORE         INCOME     PORTFOLIO
    TOTAL       NET ASSET   END OF    TOTAL     PERIOD     TO AVERAGE       WAIVERS AND     TO AVERAGE    TURNOVER
DISTRIBUTIONS     VALUE     PERIOD   RETURN     (000S)     NET ASSETS     REIMBURSEMENTS)   NET ASSETS      RATE
-------------   ---------   ------   ------    --------   -------------   ---------------   ----------   ----------

   (0.10)          2.88     $12.83    29.93%   $236,409      0.95%             1.07%           0.85%        107%
      --          (6.86)      9.95   (40.78)    203,188      0.94              0.94            0.08         164
   (0.04)          1.60      16.81    10.75     400,612      0.91              0.91            0.22          88
   (0.03)          0.44      15.21     3.22     435,126      0.92              0.92            0.25         182
   (0.01)          0.52      14.77     3.71     462,402      0.89              0.89            0.06          73

   (0.14)          1.79     $ 8.86    27.50%   $ 19,480      0.65%(4)(7)       1.00%(4)(7)     1.88%        101%
   (0.27)         (4.79)      7.07   (38.25)     14,803      0.70              1.02            1.58         185
   (0.23)          0.71      11.86     8.45      23,426      0.70              1.04            1.37         105
   (0.11)          1.15      11.15    12.61(3)   11,297      0.70(2)           1.67(2)         2.26(2)      110(3)

   (0.16)          1.62     $ 9.14    23.76%   $ 34,108      0.66%(4)(7)       0.92%(4)(7)     1.91%         96%
   (0.32)         (4.02)      7.52   (32.18)     28,186      0.70              0.95            2.06         182
   (0.24)          0.67      11.54     8.33      36,189      0.70              1.03            1.88         127
   (0.13)          0.87      10.87     9.98(3)   13,063      0.70(2)           1.58(2)         2.61(2)      125(3)

   (0.21)          0.90     $ 9.73    12.68%   $ 33,112      0.65%(4)(7)       0.92%(4)(7)     2.32%         96%
   (0.31)         (2.03)      8.83   (15.80)     23,033      0.70              1.09            3.25         126
   (0.39)          0.45      10.86     7.98       7,337      0.70              1.49            2.80         140
   (0.16)          0.41      10.41     5.69(3)    3,861      0.70(2)           3.10(2)         3.58(2)       81(3)

   (0.18)          1.29     $ 9.22    18.65%   $ 29,236      0.65%(4)(7)       0.94%(4)(7)     2.17%         86%
   (0.48)         (3.37)      7.93   (25.60)     21,998      0.70              1.01            2.60         177
   (0.33)          0.58      11.30     8.50      19,685      0.70              1.11            2.14         146
   (0.16)          0.72      10.72     8.78(3)    9,364      0.70(2)           1.99(2)         3.20(2)      106(3)

   (0.16)          2.04     $11.49    23.50%   $ 90,300      0.94%             1.11%           1.35%        109%
   (0.33)         (5.49)      9.45   (34.93)     85,111      0.85              0.99            1.51          56
   (0.54)          0.43      14.94     6.66     159,074      0.85              0.95            1.03          44
   (0.15)          1.99      14.51    17.18     167,529      0.91(4)           0.97            1.17          37
   (0.13)          0.45      12.52     4.80     141,038      0.95              0.99            1.04          44

      --           2.81     $12.08    30.33%   $ 49,399      1.10%             1.23%          (0.51)%        73%
      --          (7.13)      9.27   (43.47)     40,124      1.10              1.10           (0.75)         64
      --           2.94      16.40    21.80      87,253      1.05              1.05           (0.73)        149
      --           0.53      13.46     4.13      89,512      1.13(4)           1.14           (0.72)         80
      --           0.52      12.93     4.18      47,162      1.15              1.21           (0.76)        178


                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                                         NET                       NET                                DIVIDENDS    DISTRIBUTIONS
                                        ASSET         NET       REALIZED                    TOTAL        FROM          FROM
                                       VALUE,     INVESTMENT       AND        PAYMENT       FROM         NET            NET
                                      BEGINNING     INCOME     UNREALIZED        BY      INVESTMENT   INVESTMENT     REALIZED
                                      OF PERIOD     (LOSS)     GAIN (LOSS)   AFFILIATE   OPERATIONS     INCOME         GAINS
                                      ---------   ----------   -----------   ---------   ----------   ----------   -------------
MID-CAP VALUE SERIES
1/1/09 to 12/31/09                      $ 7.55      0.05(1)        2.38        $  --         2.43       (0.07)        (0.09)
1/1/08 to 12/31/08                       12.68      0.05(1)       (4.50)          --        (4.45)      (0.02)        (0.66)
1/1/07 to 12/31/07                       14.12      0.02(1)        0.31           --         0.33       (0.02)        (1.75)
1/1/06 to 12/31/06                       14.01      0.07(1)        1.98           --         2.05       (0.06)        (1.88)
1/1/05 to 12/31/05                       14.02      0.01(1)        1.08           --         1.09       (0.02)        (1.08)
MONEY MARKET SERIES
1/1/09 to 12/31/09                      $10.00      0.01(1)          --        $  --         0.01       (0.01)           --(5)
1/1/08 to 12/31/08                       10.00      0.22(1)       (0.17)        0.17         0.22       (0.22)           --
1/1/07 to 12/31/07                       10.00      0.47(1)          --           --         0.47       (0.47)           --
1/1/06 to 12/31/06                       10.00      0.43             --           --         0.43       (0.43)           --
1/1/05 to 12/31/05                       10.00      0.26             --           --         0.26       (0.26)           --
MULTI-SECTOR FIXED INCOME SERIES
1/1/09 to 12/31/09                      $ 6.86      0.57(1)        2.15        $  --         2.72       (0.60)           --
1/1/08 to 12/31/08                        9.09      0.57(1)       (2.15)          --        (1.58)      (0.65)           --
1/1/07 to 12/31/07                        9.25      0.53(1)       (0.19)          --         0.34       (0.50)           --
1/1/06 to 12/31/06                        9.14      0.52(1)        0.09           --         0.61       (0.50)           --
1/1/05 to 12/31/05                        9.43      0.50(1)       (0.34)          --         0.16       (0.45)           --
MULTI-SECTOR SHORT TERM BOND SERIES
1/1/09 to 12/31/09                      $ 8.23      0.57(1)        2.03        $  --         2.60       (0.68)           --
1/1/08 to 12/31/08                        9.87      0.54(1)       (1.63)          --        (1.09)      (0.55)           --
1/1/07 to 12/31/07                       10.01      0.53(1)       (0.13)          --         0.40       (0.54)           --
1/1/06 to 12/31/06                        9.93      0.49(1)        0.06           --         0.55       (0.47)           --
1/1/05 to 12/31/05                       10.16      0.45(1)       (0.31)          --         0.14       (0.37)           --
SMALL-CAP GROWTH SERIES
1/1/09 to 12/31/09                      $ 9.53     (0.08)(1)       2.21        $  --         2.13          --            --
1/1/08 to 12/31/08                       17.85     (0.10)(1)      (7.76)          --        (7.86)         --         (0.46)
1/1/07 to 12/31/07                       18.65     (0.12)(1)       3.07           --         2.95          --         (3.75)
1/1/06 to 12/31/06                       15.61     (0.10)(1)       3.14           --         3.04          --            --
1/1/05 to 12/31/05                       14.72     (0.08)(1)       2.38           --         2.30          --         (1.41)
SMALL-CAP VALUE SERIES
1/1/09 to 12/31/09                      $ 8.77      0.01(1)        1.81        $  --         1.82       (0.04)           --
1/1/08 to 12/31/08                       14.46      0.04(1)       (5.42)          --        (5.38)      (0.01)        (0.30)
1/1/07 to 12/31/07                       17.03        --(1)(5)    (0.30)          --        (0.30)         --         (2.27)
1/1/06 to 12/31/06                       17.02      0.04(1)        2.77           --         2.81       (0.04)        (2.76)
1/1/05 to 12/31/05                       16.74     (0.03)(1)       1.28           --         1.25          --         (0.97)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                                             RATIO OF
                                                                          GROSS OPERATING
                                                                             EXPENSES        RATIO OF
                              NET                 NET       RATIO OF        TO AVERAGE          NET
                  CHANGE     ASSET              ASSETS,   NET OPERATING     NET ASSETS      INVESTMENT
                    IN      VALUE,              END OF      EXPENSES          (BEFORE         INCOME     PORTFOLIO
    TOTAL       NET ASSET   END OF    TOTAL     PERIOD     TO AVERAGE       WAIVERS AND     TO AVERAGE   TURNOVER
DISTRIBUTIONS     VALUE     PERIOD   RETURN     (000S)     NET ASSETS     REIMBURSEMENTS)   NET ASSETS     RATE
-------------   ---------   ------   ------    --------   -------------   ---------------   ----------   ----------

    (0.16)         2.27     $ 9.82    32.63%   $111,818        1.30%           1.43%           0.60%        127%
    (0.68)        (5.13)      7.55   (35.45)     92,146        1.30            1.32            0.46          49
    (1.77)        (1.44)     12.68     2.00     138,254        1.29            1.29            0.11          33
    (1.94)         0.11      14.12    14.91     131,717        1.30            1.32            0.46          52
    (1.10)        (0.01)     14.01     7.73     121,855        1.30            1.33            0.07          37

    (0.01)           --     $10.00     0.06%   $159,721        0.37%           0.72%           0.05%        N/A
    (0.22)           --      10.00     2.25(6)  206,696        0.61            0.61            2.19         N/A
    (0.47)           --      10.00     4.88     169,437        0.57            0.57            4.74         N/A
    (0.43)           --      10.00     4.41     157,158        0.65            0.66            4.35         N/A
    (0.26)           --      10.00     2.58     146,431        0.65            0.66            2.54         N/A

    (0.60)         2.12     $ 8.98    40.13%   $206,107        0.75%           0.84%           7.06%         72%
    (0.65)        (2.23)      6.86   (17.93)    172,901        0.75            0.76            6.69          72
    (0.50)        (0.16)      9.09     3.71     250,867        0.74            0.74            5.65          94
    (0.50)         0.11       9.25     6.84     245,750        0.74            0.74            5.60          90
    (0.45)        (0.29)      9.14     1.78     239,097        0.75            0.75            5.37          91

    (0.68)         1.92     $10.15    32.07%   $ 33,352        0.70%           1.00%           6.11%         77%
    (0.55)        (1.64)      8.23   (11.35)     40,626        0.70            0.85            5.66          96
    (0.54)        (0.14)      9.87     3.99      44,168        0.70            0.82            5.23          73
    (0.47)         0.08      10.01     5.71      46,663        0.70            0.88            4.92          87
    (0.37)        (0.23)      9.93     1.36      47,534        0.70            0.98            4.45          91

       --          2.13     $11.66    22.39%   $ 26,310        1.05%           1.41%          (0.83)%       262%
    (0.46)        (8.32)      9.53   (44.92)     25,716        1.00            1.20           (0.75)        177
    (3.75)        (0.80)     17.85    16.10      55,768        1.00            1.12           (0.62)         59
       --          3.04      18.65    19.45      57,653        1.00            1.27           (0.59)        147
    (1.41)         0.89      15.61    15.64      23,178        1.00            1.65           (0.54)        182

    (0.04)         1.78     $10.55    20.90%   $ 38,421        1.30%           1.51%           0.14%        153%
    (0.31)        (5.69)      8.77   (37.91)     38,012        1.30            1.38            0.33          50
    (2.27)        (2.57)     14.46    (2.10)     73,242        1.30            1.31           (0.03)         32
    (2.80)         0.01      17.03    16.75      82,771        1.30            1.35            0.21          55
    (0.97)         0.28      17.02     7.46      72,422        1.30            1.40           (0.19)         32

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                                                 NET                       NET                    DIVIDENDS    DISTRIBUTIONS
                                                ASSET        NET         REALIZED       TOTAL        FROM          FROM
                                                VALUE,    INVESTMENT       AND          FROM         NET            NET
                                              BEGINNING     INCOME      UNREALIZED   INVESTMENT   INVESTMENT     REALIZED
                                              OF PERIOD     (LOSS)     GAIN (LOSS)   OPERATIONS     INCOME         GAINS
                                              ---------   ----------   -----------   ----------   ----------   -------------
STRATEGIC ALLOCATION SERIES
1/1/09 to 12/31/09                              $ 9.25      0.29(1)       1.94           2.23        (0.37)          --
1/1/08 to 12/31/08                               12.95      0.37(1)      (3.60)         (3.23)       (0.35)       (0.12)
1/1/07 to 12/31/07                               13.30      0.36(1)       0.43           0.79        (0.37)       (0.77)
1/1/06 to 12/31/06                               13.78      0.38(1)       1.31           1.69        (0.38)       (1.79)
1/1/05 to 12/31/05                               14.24      0.34(1)      (0.08)          0.26        (0.33)       (0.39)
ABERDEEN INTERNATIONAL SERIES
1/1/09 to 12/31/09                              $10.95      0.31(1)       4.01           4.32        (0.41)          --
1/1/08 to 12/31/08                               19.14      0.40(1)      (7.57)         (7.17)       (0.31)       (0.71)
1/1/07 to 12/31/07                               17.80      0.40(1)       2.25           2.65        (0.30)       (1.01)
1/1/06 to 12/31/06                               14.29      0.33(1)       3.53           3.86        (0.35)          --
1/1/05 to 12/31/05                               12.54      0.46(1)       1.86           2.32        (0.57)          --
DUFF & PHELPS REAL ESTATE SECURITIES SERIES
1/1/09 to 12/31/09                              $16.26      0.44(1)       4.12           4.56        (0.57)          --
1/1/08 to 12/31/08                               26.82      0.56(1)     (10.17)         (9.61)       (0.37)       (0.58)
1/1/07 to 12/31/07                               35.60      0.51(1)      (6.00)         (5.49)       (0.44)       (2.85)
1/1/06 to 12/31/06                               28.38      0.45(1)       9.90          10.35        (0.44)       (2.69)
1/1/05 to 12/31/05                               26.39      0.44(1)       3.46           3.90        (0.44)       (1.47)
VAN KAMPEN COMSTOCK SERIES
1/1/09 to 12/31/09                              $ 7.69      0.13(1)       2.15           2.28        (0.18)          --
1/1/08 to 12/31/08                               12.49      0.22(1)      (4.61)         (4.39)       (0.19)       (0.22)
1/1/07 to 12/31/07                               13.71      0.23(1)      (0.51)         (0.28)       (0.23)       (0.71)
1/1/06 to 12/31/06                               13.73      0.22(1)       2.65           2.87        (0.26)       (2.63)
1/1/05 to 12/31/05                               13.18      0.16(1)       0.55           0.71        (0.16)          --
VAN KAMPEN EQUITY 500 INDEX SERIES
1/1/09 to 12/31/09                              $ 8.11      0.16(1)       1.95           2.11        (0.21)          --
1/1/08 to 12/31/08                               13.21      0.20(1)      (5.11)         (4.91)       (0.19)          --
1/1/07 to 12/31/07                               12.77      0.18(1)       0.44           0.62        (0.18)          --
1/1/06 to 12/31/06                               11.32      0.16          1.44           1.60        (0.15)          --
1/1/05 to 12/31/05                               11.05      0.13          0.28           0.41        (0.14)          --

FOOTNOTE LEGEND:

(1)  Computed using average shares outstanding.

(2)  Annualized.

(3)  Not annualized.

(4)  Represents a blended operating expense ratio.

(5)  Amount is less than $0.005.

(6) Total return includes the effect of a payment by affiliate. Without this effect, the total return would have been 0.56%. See Note 3 in the Notes to Financial Statements.

(7) The expense ratio does not include fees and expenses associated with the underlying funds or series in which the Series invests in.


                        See Notes to Financial Statements

                                                                             RATIO OF
                                                                          GROSS OPERATING
                                                                             EXPENSES        RATIO OF
                              NET                 NET       RATIO OF        TO AVERAGE         NET
                  CHANGE     ASSET              ASSETS,   NET OPERATING     NET ASSETS      INVESTMENT
                    IN      VALUE,              END OF      EXPENSES          (BEFORE         INCOME     PORTFOLIO
    TOTAL       NET ASSET   END OF    TOTAL     PERIOD     TO AVERAGE       WAIVERS AND     TO AVERAGE    TURNOVER
DISTRIBUTIONS     VALUE     PERIOD   RETURN     (000S)     NET ASSETS     REIMBURSEMENTS)   NET ASSETS      RATE
-------------   ---------   ------   ------    --------   -------------   ---------------   ----------   ----------

   (0.37)          1.86     $11.11    24.51%   $170,247        0.85%            0.95%          2.98%         89%
   (0.47)         (3.70)      9.25   (25.45)    163,271        0.85             0.87           3.19          50
   (1.14)         (0.35)     12.95     5.98     270,653        0.84             0.84           2.62          52
   (2.17)         (0.48)     13.30    12.69     316,145        0.83             0.84           2.66          86
   (0.72)         (0.46)     13.78     1.79     352,742        0.79             0.79           2.39          62

   (0.41)          3.91     $14.86    39.87%   $421,706        1.03%            1.08%          2.55%         26%
   (1.02)         (8.19)     10.95   (38.98)    319,937        1.00             1.00           2.56          33
   (1.31)          1.34      19.14    14.94     501,913        0.98             0.98           2.10          34
   (0.35)          3.51      17.80    27.37     421,281        1.01             1.01           2.06          56
   (0.57)          1.75      14.29    18.57     190,634        1.06             1.06           3.56          44

   (0.57)          3.99     $20.25    29.11%   $112,750        1.10%            1.11%          2.80%         43%
   (0.95)        (10.56)     16.26   (36.88)     86,199        1.01             1.01           2.33          42
   (3.29)         (8.78)     26.82   (15.71)    135,140        0.98             0.98           1.50          23
   (3.13)          7.22      35.60    37.07     187,922        1.02             1.02           1.37          28
   (1.91)          1.99      28.38    15.10     137,281        1.03             1.03           1.62          26

   (0.18)          2.10     $ 9.79    29.97%   $ 46,565        0.95%            1.11%          1.58%         22%
   (0.41)         (4.80)      7.69   (35.73)     43,845        0.95             1.01           2.09          20
   (0.94)         (1.22)     12.49    (2.22)     87,372        0.95             0.96           1.61          15
   (2.89)         (0.02)     13.71    20.90     108,209        0.95             1.00           1.50         105
   (0.16)          0.55      13.73     5.43     106,716        0.95             0.99           1.25          58

   (0.21)          1.90     $10.01    26.22%   $ 64,594        0.50%            0.69%          1.88%          7%
   (0.19)         (5.10)      8.11   (37.31)     64,174        0.50             0.65           1.78          11
   (0.18)          0.44      13.21     4.87     123,644        0.58             0.73           1.34           3
   (0.15)          1.45      12.77    14.21     142,346        0.63(4)          0.77           1.36          74
   (0.14)          0.27      11.32     3.69     105,058        0.65             0.72           1.22          14

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

NOTE 1--ORGANIZATION

     The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund is organized with Series, which are available only to the following separate accounts: Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account II, PHL Variable Accumulation Account IV, PHL Variable VA Account I and Phoenix Life Separate Accounts B, C, and D.

     The Fund is comprised of 18 Series (each a "Series"). Each Series' investment objective is outlined in the respective Series' summary page, starting on page 8.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

     A.   SECURITY VALUATION

          Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

          Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

          As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

          Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

          Investments in underlying mutual funds are valued at each fund's closing net asset value.

          Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair market value.

          Money Market Series uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The deviations between the net asset value per share are monitored by using available market quotations and Money Market's net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the Series attempts to maintain a constant net asset value of $10 per share.

          The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

          - Level 1 - quoted prices in active markets for identical securities

          - Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 - prices determined using significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

          A summary of the inputs used to value the Series' net assets by each major security type is disclosed at the end of the Schedules of Investments for each Series. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities may be valued using amortized cost, in accordance with the Investment Company Act of 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2.

     B.   SECURITY TRANSACTIONS AND RELATED INCOME

          Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

          Dividend income is recorded using Management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2009

     C.   INCOME TAXES

          Each Series is treated as a separate taxable entity. It is the policy of each Series in the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

          Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest. The Series have adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Series to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Series have determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Series do not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Series file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Series are subject to examination by federal, state and local jurisdictions, where applicable. As of December 31, 2009, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2006 forward (with limited exceptions).

     D.   DISTRIBUTIONS TO SHAREHOLDERS

          Distributions are recorded by each Series on the ex-dividend date. For Money Market Series, income distributions are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

     E.   EXPENSES

          Expenses incurred by the Fund with respect to more than one Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method is deemed more appropriate. In addition to the net operating expenses that the Series bear directly, the contract owners, as investors in the Series, indirectly bear the Series' pro-rata expenses of the underlying funds in which each Series invests.

     F.   FOREIGN CURRENCY TRANSLATION

          Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and is paid is treated as a gain or loss on foreign currency. The Series does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

     G.   DERIVATIVE FINANCIAL INSTRUMENTS

          Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Series uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Series' results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

          FORWARD CURRENCY CONTRACTS: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain or loss in the Statement of Operations. When the contract is closed or offset with the same counterparty, the Series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as net realized gain (loss) from foreign currency transactions.

          The Multi-Sector Fixed Income Series and the Multi-Sector Short Term Bond Series held forward currency contracts during the current reporting period. Each Series may enter into forward currency contracts as part of its overall investment technique to gain or lessen exposure to various currencies. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

          At December 31, 2009, there were no open forward currency contracts held by the Series.

          FUTURES CONTRACTS: A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series for financial statement purposes on a daily basis as unrealized gains or losses. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts. Certain Series may enter into futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2009

          The Van Kampen Equity 500 Index Series (the "Series") may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500(R) Index while retaining a cash balance for the fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500(R) Index. These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Series bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

          For open futures contracts as of December 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended December 31, 2009.

          WARRANTS AND RIGHTS: Certain Series hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Series are not locally registered. Warrants and rights are valued at fair value in accordance with the Board of Trustees' approved fair valuation procedures.

          The following is a summary of the fair value of the Series' derivative instrument holdings, categorized by primary risk exposure as of December 31, 2009 ($ reported in thousands):

                                          ASSET DERIVATIVES FAIR VALUE
                                        --------------------------------
                                          TOTAL VALUE AT       EQUITY
                                        DECEMBER 31, 2009   CONTRACTS(1)
                                        -----------------   ------------
Van Kampen Equity 500 Index Series ..           $5               $5

The following tables set forth by primary risk exposure by the Series for the realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the period ended December 31, 2009 ($ reported in thousands):

                                               REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                                                            RESULTS OF OPERATIONS
                                         -----------------------------------------------------------
                                         EQUITY CONTRACTS(2)   FOREIGN EXCHANGE CONTRACTS(3)   TOTAL
                                         -------------------   -----------------------------   -----
Growth and Income Series .............          $(46)                      $--                 $(46)
Multi-Sector Fixed Income Series .....            --                        (3)                  (3)
Multi-Sector Short Term Bond Series ..            --                        (1)                  (1)
Van Kampen Equity 500 Index Series ...           130                        --                  130

                                             CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
                                               DERIVATIVES RECOGNIZED IN RESULTS OF OPERATIONS
                                         -----------------------------------------------------------
                                         EQUITY CONTRACTS(4)   FOREIGN EXCHANGE CONTRACTS(5)   TOTAL
                                         -------------------   -----------------------------   -----
Multi-Sector Fixed Income Series .....          $ --                       $(65)               $(65)
Multi-Sector Short Term Bond Series ..            --                        (15)                (15)
Van Kampen Equity 500 Index Series ...           (14)                        --                 (14)

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) for futures contracts is reported within the Statement of Assets and Liabilities.

(2) Located within the Statement of Operations as Net realized gain (loss) on futures.

(3) Located within the Statement of Operations as Net realized gain (loss) on foreign currency transactions.

(4) Located within the Statement of Operations as Net change in unrealized appreciation (depreciation) on futures.

(5) Located within the Statement of Operations as Net change in unrealized appreciation (depreciation) on foreign currency translations.

     H.   LOAN AGREEMENTS

          Certain Series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Series' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Series purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

     I.   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

          Certain Series may engage in when-issued or delayed delivery transactions. Each Series records when-issued and delayed delivery securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2009

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
        ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     A.   ADVISOR

          The advisor to the Fund is Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor"). PVA is a wholly-owned subsidiary of PM Holdings, Inc. PVA is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("PLIC").

          As compensation for its service to the Fund, the Advisor is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                              RATE FOR            RATE FOR            RATE FOR
                                                         FIRST $100 MILLION    NEXT $50 MILLION   OVER $150 MILLION
                                                         ------------------   -----------------   -----------------
Mid-Cap Value Series .................................          1.05%                1.00%              0.95%
Small-Cap Value Series ...............................          1.05                 1.00               0.95

                                                               RATE FOR            RATE FOR           RATE FOR
                                                         FIRST $250 MILLION   NEXT $250 MILLION   OVER $500 MILLION
                                                         ------------------   -----------------   -----------------
Capital Growth Series ................................          0.70%                0.65%              0.60%
Dynamic Asset Allocation Series: Aggressive Growth# ..          0.15                 0.15               0.15
Dynamic Asset Allocation Series: Growth# .............          0.15                 0.15               0.15
Dynamic Asset Allocation Series: Moderate# ...........          0.15                 0.15               0.15
Dynamic Asset Allocation Series: Moderate Growth# ....          0.15                 0.15               0.15
Growth and Income Series .............................          0.70                 0.65               0.60
Mid-Cap Growth Series ................................          0.80                 0.80               0.80
Money Market Series ..................................          0.40                 0.35               0.30
Multi-Sector Fixed Income Series .....................          0.50                 0.45               0.40
Multi-Sector Short Term Bond Series ..................          0.50                 0.45               0.40
Small-Cap Growth Series ..............................          0.85                 0.85               0.85
Strategic Allocation Series ..........................          0.60                 0.55               0.50
Aberdeen International Series ........................          0.75                 0.70               0.65
Van Kampen Comstock Series ...........................          0.70                 0.65               0.60
Van Kampen Equity 500 Index Series ...................          0.30                 0.30               0.30

                                                            RATE FOR       RATE FOR      RATE OVER
                                                         FIRST BILLION   NEXT BILLION   $2 BILLION
                                                         -------------   ------------   ----------
Duff & Phelps Real Estate Securities Series...........       0.75%           0.70%         0.65%

#    Effective June 22, 2009, the fee changed from 0.40% to 0.15%.

     B.   SUBADVISORS

          Pursuant to subadvisory agreements, PVA delegates certain investment decisions and/or research functions with respect to the following Series to the subadvisor indicated, for which each is paid a fee by the Advisor.

SERIES                                                  SUBADVISOR
------                                               ----------------
Capital Growth Series                                Neuberger(1)
Dynamic Asset Allocation Series: Aggressive Growth   Ibbotson(2)
Dynamic Asset Allocation Series: Growth              Ibbotson(2)
Dynamic Asset Allocation Series: Moderate            Ibbotson(2)
Dynamic Asset Allocation Series: Moderate Growth     Ibbotson(2)
Growth and Income Series                             Virtus(3)
Mid-Cap Growth Series                                Neuberger(1)
Mid-Cap Value Series                                 Westwood(4)+
Money Market Series                                  Goodwin(5)*
Multi-Sector Fixed Income Series                     Goodwin(5)*
Multi-Sector Short Term Bond Series                  Goodwin(5)*
Small-Cap Growth Series                              Neuberger(1)
Small-Cap Value Series                               Westwood(4)+
Strategic Allocation Series
   (equity portion)                                  Virtus(3)
Strategic Allocation Series
   (fixed income portion)                            Goodwin(5)*

SERIES                                                  SUBADVISOR
------                                               ----------------
Aberdeen International Series                        Aberdeen(6)
Duff & Phelps Real Estate Securities Series          Duff & Phelps(7)
Van Kampen Comstock Series                           Van Kampen(8)
Van Kampen Equity 500 Index Series                   Van Kampen(8)

(1)  Neuberger Berman Management, LLC

(2)  Ibbotson Associates, Inc.

(3)  Virtus Investment Advisers, Inc.

(4)  Westwood Management Corp.

(5)  Goodwin Capital Advisers, Inc.

(6)  Aberdeen Asset Management, Inc.

(7)  Duff & Phelps Investment Management Company

(8)  Morgan Stanley Investment Management Inc. d/b/a Van Kampen

+    Prior to May 1, 2009, AllianceBernstein L.P. served as subadvisor to the
     Series.

*    Affiliated company.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2009

     C.   EXPENSE LIMITS

          The Advisor has contractually agreed to reimburse expenses of the Fund (excluding advisory and management fees, Rule 12b-1 fees, interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses), so that such expenses do not exceed the operating expenses of the Series' average net assets (the "expense caps") until April 30, 2010, as listed in the chart below.

                                            MAXIMUM OPERATING
                                                 EXPENSE
                                            -----------------
Capital Growth Series                             0.25%
Dynamic Asset Allocation Series:
   Aggressive Growth                              0.15
Dynamic Asset Allocation Series: Growth           0.15
Dynamic Asset Allocation Series: Moderate         0.15
Dynamic Asset Allocation Series:
   Moderate Growth                                0.15
Growth and Income Series                          0.20
Mid-Cap Growth Series                             0.30
Mid-Cap Value Series                              0.25
Money Market Series(1)                            0.25

                                            MAXIMUM OPERATING
                                                 EXPENSE
                                            -----------------
Multi-Sector Fixed Income Series                  0.25%
Multi-Sector Short Term Bond Series               0.20
Small-Cap Growth Series                           0.20
Small-Cap Value Series                            0.25
Strategic Allocation Series                       0.25
Aberdeen International Series                     0.30
Duff & Phelps Real Estate
   Securities Series                              0.35
Van Kampen Comstock Series                        0.25
Van Kampen Equity 500 Index Series                0.20

(1) The Advisor has voluntarily agreed to reduce its advisory fee and/or reimburse certain operating expenses to maintain the Series' current annualized yield at or above 0.01% (1 basis point).

     D.   ADMINISTRATION, DISTRIBUTION AND SERVICE FEES

          VP Distributors, Inc. ("VP Distributors") serves as the Administrator to the Fund. For the fiscal year ended December 31, 2009 (the "period"), the Fund incurred administration fees totaling $1,357.

          VP Distributors served as the distributor for all the Series' shares through March 31, 2009. Effective March 31, 2009, Phoenix Equity Planning Corporation ("PEPCO"), formerly PFG Distribution Company, became the distributor for all the Series' shares and continues to serve. For its services each Phoenix Dynamic Asset Allocation Series pays PEPCO distribution and/or service fees at an annual rate not to exceed 0.25% of the average daily net assets of each respective Phoenix Dynamic Asset Allocation Series.

          Pursuant to a Service Agreement, PLIC, a wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), receives a service fee for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2009, the Fund paid PLIC $1,518.

     E.   AFFILIATED SHARES

          At December 31, 2009, PLIC and its affiliates held shares in the Fund which aggregate the following:

                                                                 AGGREGATE NET
                                                        SHARES    ASSET VALUE
                                                        ------   -------------
Dynamic Asset Allocation Series: Aggressive Growth ..   21,695       $192
Dynamic Asset Allocation Series: Growth .............   21,892        200
Dynamic Asset Allocation Series: Moderate ...........   22,250        217
Dynamic Asset Allocation Series: Moderate Growth ....   22,591        208

     F.   TRUSTEE COMPENSATION

          The Fund provides a deferred compensation plan for its disinterested trustees. Under the deferred compensation plan, disinterested trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of unaffiliated mutual funds or variable annuities selected by the disinterested trustees. Investments in such unaffiliated mutual funds are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2009.

     G.   OTHER

          On September 16, 2008, certain subsidiaries of PNX purchased three short-term notes from the Money Market Series. These notes were purchased at a price equal to the notes par totaling $9,190, of which $3,217 was a contribution from certain subsidiaries representing the amount in excess of the estimated value of the notes determined in good faith.

NOTE 4--PURCHASES AND SALES OF SECURITIES
        ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) during the period ended December 31, 2009, were as follows:

                                                        PURCHASES     SALES
                                                        ---------   --------
Capital Growth Series ...............................    $217,518   $233,026
Dynamic Asset Allocation Series: Aggressive Growth ..      16,837     15,999
Dynamic Asset Allocation Series: Growth .............      28,163     28,371
Dynamic Asset Allocation Series: Moderate ...........      31,326     24,732
Dynamic Asset Allocation Series: Moderate Growth ....      23,137     20,403
Growth and Income Series ............................      88,100     98,628
Mid-Cap Growth Series ...............................      30,191     32,789
Mid-Cap Value Series ................................     120,501    125,040
Multi-Sector Fixed Income Series ....................     120,718    117,667
Multi-Sector Short Term Bond Series .................      19,936     29,593
Strategic Allocation Series .........................     120,891    150,824
Aberdeen International Series .......................      89,697     92,424
Small-Cap Growth Series .............................      61,118     65,054

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2009

                                                 PURCHASES    SALES
                                                 ---------   -------
Small-Cap Value Series .......................    $52,293    $58,184
Duff & Phelps Real Estate Securities Series ..     38,199     36,882
Van Kampen Comstock Series ...................      9,264     15,484
Van Kampen Equity 500 Index Series ...........      4,171     16,118

Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2009, were as follows:

                                                 PURCHASES    SALES
                                                 ---------   -------
Multi-Sector Fixed Income Series .............    $16,183    $33,330
Multi-Sector Short Term Bond Series ..........      4,366      8,396
Strategic Allocation Series ..................     18,917     10,911

NOTE 5--CREDIT RISK AND ASSET CONCENTRATIONS

     In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series' ability to repatriate such amounts.

     High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

     Certain Series may invest in exchange traded notes which are unsecured obligations of the notes sponsor. This may expose the Series to liquidity and general credit risk of the note sponsor, in addition to the intended investment risk and exposure.

     Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

     Certain Series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if a Series did not concentrate its investments in such sectors.

     At December 31, 2009, the Series held securities in specific sectors as detailed below:

                                                              PERCENTAGE OF
SERIES                                     SECTOR           TOTAL INVESTMENTS
-------                            ----------------------   -----------------
Capital Growth Series ..........   Information Technology          38%
Small-Cap Growth Series ........   Information Technology          31
Small-Cap Value Series .........   Industrials                     29
Aberdeen International Series ..   Financials                      27

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES

     Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment; whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price; the extent of market making activity in the investment; and the nature of the market for investment. Illiquid securities are noted as such within each Series' Schedule of Investments where applicable.

     Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

     At December 31, 2009, the Fund did not hold any restricted securities.

     Each Series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

NOTE 7--INDEMNIFICATIONS

     Under the Fund's organizational documents and in a separate agreement among the Disinterested Trustees and the Fund, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Series enter into contracts that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 8--REGULATORY EXAMS

     Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2009

NOTE 9--MANAGER OF MANAGERS

     The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the 1940 Act, as amended, pursuant to which PVA will, subject to review and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Series of the Fund. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 10--MIXED AND SHARED FUNDING

     Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, and could be offered to separate accounts of other insurance companies in the future.

     The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund, or shares of another fund may be substituted.

NOTE 11--EXEMPTIVE ORDER

     On April 28, 2009, the SEC issued an order under Section 12(d)(1)(J) of the 1940 Act granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Phoenix Dynamic Asset Allocation Series to invest in other affiliated and unaffiliated funds, including exchange traded and retail funds. The Series can invest in affiliated and unaffiliated funds and exchange traded funds.

NOTE 12--FEDERAL INCOME TAX INFORMATION
        ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

At December 31, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Series were as follows:

                                                                                                   NET UNREALIZED
                                                         FEDERAL    UNREALIZED      UNREALIZED      APPRECIATION
                                                        TAX COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                                        --------   ------------   --------------   --------------
Capital Growth Series ...............................   $191,924     $ 45,397        $ (1,425)        $ 43,972
Dynamic Asset Allocation Series: Aggressive Growth ..     17,452        2,077             (24)           2,053
Dynamic Asset Allocation Series: Growth .............     30,916        3,445            (184)           3,261
Dynamic Asset Allocation Series: Moderate ...........     30,863        2,141             (46)           2,095
Dynamic Asset Allocation Series: Moderate Growth ....     26,831        2,291            (116)           2,175
Growth and Income Series ............................     69,364       21,621            (662)          20,959
Mid-Cap Growth Series ...............................     41,023        9,079            (626)           8,453
Mid-Cap Value Series ................................     88,391       23,641             (32)          23,609
Money Market Series .................................    158,571           --              --               --
Multi-Sector Fixed Income Series ....................    198,419       15,408          (8,162)           7,246
Multi-Sector Short Term Bond Series .................     32,673        1,970          (1,511)             459
Small-Cap Growth Series .............................     19,802        6,280             (62)           6,218
Small-Cap Value Series ..............................     33,241        5,594            (526)           5,068
Strategic Allocation Series .........................    148,856       25,063          (4,263)          20,800
Aberdeen International Series .......................    332,194      102,659         (13,063)          89,596
Duff & Phelps Real Estate Securities Series .........     84,659       28,868            (709)          28,159
Van Kampen Comstock Series ..........................     44,258        5,407          (3,118)           2,289
Van Kampen Equity 500 Index Series ..................     60,512       12,498          (8,439)           4,059

The following Series have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                                   EXPIRATION YEAR
                                      ------------------------------------------------------------------------
                                        2010      2011     2012     2013   2014     2016      2017      TOTAL
                                      --------   ------   ------   -----   ----   -------   -------   --------
Capital Growth Series .............   $ 84,342   $5,973   $2,820   $ --    $ --   $45,874   $26,333   $165,342
Dynamic Asset Allocation Series:
  Aggressive Growth ...............         --       --       --     --      --        --     6,815      6,815
Dynamic Asset Allocation Series:
  Growth ..........................         --       --       --     --      --        --     9,960      9,960
Dynamic Asset Allocation Series:
  Moderate ........................         --       --       --     --      --        --     2,225      2,225
Dynamic Asset Allocation Series:
  Moderate Growth .................         --       --       --     --      --        --     5,199      5,199
Growth and Income Series ..........         --       --       --     --      --     1,571    19,094     20,665
Mid-Cap Growth Series .............     16,035       --       --    981      --     9,927    10,422     37,365
Mid-Cap Value Series ..............         --       --       --     --      --        --    43,165     43,165
Money Market Series ...............         --       --       --     --      --        --         1          1
Multi-Sector Fixed Income Series ..      7,850       --       --     --      --     2,491    11,514     21,855
Multi-Sector Short Term Bond
  Series ..........................         --       --      137    159     167       696     2,451      3,610

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2009

                                                               EXPIRATION YEAR
                                    --------------------------------------------------------------------
                                     2010     2011    2012    2013    2014     2016      2017     TOTAL
                                    ------   ------   ----   ------   ----   -------   -------   -------
Small-Cap Growth Series .........   $   --   $   --   $ --   $   --   $ --   $ 6,003   $ 6,178   $12,181
Small-Cap Value Series ..........       --       --     --       --     --     1,393    20,490    21,883
Strategic Allocation Series .....       --       --     --       --     --     2,705    29,076    31,781
Aberdeen International Series ...       --       --     --       --     --    11,128    58,239    69,367
Duff & Phelps Real Estate
   Securities Series ............       --       --     --       --     --     1,270    12,295    13,565
Van Kampen Comstock Series ......       --       --     --       --     --     5,035    10,363    15,398
Van Kampen Equity 500 Index
   Series .......................    7,244    8,185    575    1,188     --     1,784     3,784    22,760

The Fund may not realize the benefit of these losses to the extent each Series does not realize gains on investments prior to the expiration of the capital loss carryovers. The Capital Growth Series, the Mid-Cap Growth Series and the Van Kampen Equity 500 Index Series amounts include losses acquired in connection with prior years' mergers.

The following Series had capital loss carryovers which expired in 2009:

Capital Growth Series .....................  $192,231
Mid-Cap Growth Series .....................    39,730
Multi-Sector Fixed Income Series ..........     4,981

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2009, the following Series deferred and/or recognized post-October losses as follows:

                                                        CAPITAL      CAPITAL     CURRENCY
                                                          LOSS        LOSS         LOSS
                                                        DEFERRED   RECOGNIZED   RECOGNIZED
                                                        --------   ----------   ----------
Capital Growth Series ...............................     $ --       $10,432        $--
Dynamic Asset Allocation Series: Aggressive Growth ..       32           368         --
Dynamic Asset Allocation Series: Growth .............       --            34         --
Dynamic Asset Allocation Series: Moderate ...........       --            --         --
Dynamic Asset Allocation Series: Moderate Growth ....        7            11         --
Growth and Income Series ............................      155         3,563         --
Mid-Cap Growth Series ...............................      633         3,162         --
Mid-Cap Value Series ................................       --*        8,473         --
Money Market Series .................................       --            --         --
Multi-Sector Fixed Income Series ....................      740         5,103         13
Multi-Sector Short Term Bond Series .................       23           359         --
Small-Cap Growth Series .............................       --         3,158         --
Small-Cap Value Series ..............................       --*        3,446         --
Strategic Allocation Series .........................       97         4,513         --
Aberdeen International Series .......................      699        10,312         --
Duff & Phelps Real Estate Securities Series .........       --         7,653         --
Van Kampen Comstock Series ..........................       --         4,377         --
Van Kampen Equity 500 Index Series ..................       36         1,098         --

*    Amount is less than $500.

     The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                         UNDISTRIBUTED      UNDISTRIBUTED
                                                        ORDINARY INCOME   LONG-TERM CAPITAL
                                                        ---------------   -----------------
Capital Growth Series ...............................         $  233             $--
Dynamic Asset Allocation Series: Aggressive Growth ..              3              --
Dynamic Asset Allocation Series: Growth .............             --              --
Dynamic Asset Allocation Series: Moderate ...........             --              --
Dynamic Asset Allocation Series: Moderate Growth ....             --              --
Growth and Income Series ............................            267              --
Mid-Cap Growth Series ...............................             --              --
Mid-Cap Value Series ................................            236              --
Money Market Series .................................             30              --
Multi-Sector Fixed Income Series ....................          1,945              --
Multi-Sector Short Term Bond Series .................            427              --
Small-Cap Growth Series .............................             --              --
Small-Cap Value Series ..............................             35              --
Strategic Allocation Series .........................            627              --
Aberdeen International Series .......................            480              --
Duff & Phelps Real Estate Securities Series .........            779              --
Van Kampen Comstock Series ..........................            131              --
Van Kampen Equity 500 Index Series ..................            118              --

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2009

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributors are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

NOTE 13--RECLASSIFICATION OF CAPITAL ACCOUNTS
         ($ REPORTED IN THOUSANDS)

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Series. As of December 31, 2009, the Series recorded reclassifications to increase (decrease) the accounts listed below, as follows:

                                                          CAPITAL PAID IN      UNDISTRIBUTED    ACCUMULATED
                                                            ON SHARES OF      NET INVESTMENT   NET REALIZED
                                                        BENEFICIAL INTEREST   INCOME (LOSS)     GAIN (LOSS)
                                                        -------------------   --------------   ------------
Capital Growth Series ...............................        $(192,231)            $ --(1)      $192,231
Dynamic Asset Allocation Series: Aggressive Growth ..               --                7               (7)
Dynamic Asset Allocation Series: Growth .............               (5)              22              (17)
Dynamic Asset Allocation Series: Moderate ...........              (13)              46              (33)
Dynamic Asset Allocation Series: Moderate Growth ....               (3)              26              (23)
Growth and Income Series ............................               --              (12)              12
Mid-Cap Growth Series ...............................          (39,936)             212           39,724
Mid-Cap Value Series ................................               --(1)           (21)              21
Money Market Series .................................               --               --               --
Multi-Sector Fixed Income Series ....................           (4,981)             153            4,828
Multi-Sector Short Term Bond Series .................               --(1)            49              (49)
Small-Cap Growth Series .............................             (198)             198               --(1)
Small-Cap Value Series ..............................               --               --               --
Strategic Allocation Series .........................               --(1)           (34)              34
Aberdeen International Series .......................             (299)             339              (40)
Duff & Phelps Real Estate Securities Series .........               --               --               --
Van Kampen Comstock Series ..........................               --               --               --
Van Kampen Equity 500 Index Series ..................             (173)              --(1)           173

(1)  Amount is less than $500.

NOTE 14--OTHER

     The insurance company affiliates of the Fund distribute the Fund as investment options in variable annuity and life insurance products ("Variable Products") underwritten by a Phoenix affiliated insurance company through non-affiliated advisors, broker-dealers and other financial intermediaries.

     On March 3, 2009, State Farm informed the Phoenix affiliated insurance companies that it intended to suspend the sale of Phoenix Variable Products pending a re-evaluation of the relationship between the two companies. During 2008, State Farm was the largest distributor of annuity and life insurance products accounting for approximately 27% of the total life insurance premiums and approximately 68% of the annuity deposits.

     On March 4, 2009, National Life Group also informed Phoenix affiliated insurance companies that it intended to suspend the sale of Phoenix products. In 2008, National Life was the second largest distributor of annuity products accounting for approximately 14% of our annual deposits.

     The actions by these key distribution partners have materially and adversely affected new sales and the Phoenix relationships with distributors in general.

NOTE 15--TREASURY GUARANTEE PROGRAM
         ($ REPORTED IN THOUSANDS)

     On September 30, 2008, the Board authorized the Money Market Series (the "Series") to apply for participation in the Department of the Treasury's Temporary Money Market Fund Guarantee Program (the "Program"). The Series was subsequently accepted into the Program. Subject to certain conditions and limitations, in the event that the per share value of the Series fell below $9.95 and the Series liquidated its holdings, the Program would have provided coverage to shareholders in the Series for up to $10.00 per share for the lesser of either the number of shares the investor held in the Series at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $9.95. Shares acquired by investors after September 19, 2008 generally were not eligible for protection under the Program. The Series paid $79 to participate in the Program through September 18, 2009, at which time the Program expired.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2009

NOTE 16--RECENT ACCOUNTING PRONOUNCEMENTS

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 17--SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in these financial statements.

     1. On January, 6, 2010, the Company announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire Phoenix's private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter for the Fund. The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Company affiliated broker-dealer, 1851 Securities, Inc., subject to the approval of the Board of Trustees. The Company expects to file a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on or about March 1, 2010.

     2. A Special Meeting of Shareholders (the "Meeting") of the Phoenix Money Market Series (the "Series"), a Series of the Fund was held on January 20, 2010, and the shareholders approved the liquidation of the assets of the Series and distributed the liquidation proceeds for the benefit of the previous Series' shareholders to the Federated Prime Money Fund II, as well as other underlying mutual funds. The liquidation was completed on January 22, 2010.

     3. VP Distributors, Inc., the Fund's administrator, sub-contracts with PNC Global Investment Servicing (U.S.), Inc. ("PNCGIS") to provide certain sub-administrative services. Additionally, PNCGIS also provides the Funds' transfer agency services.

          On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNCGIS, and is expected to close in the third quarter of 2010.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PRICEWATERHOUSECOOPERS LOGO)

To the Board of Trustees and Shareholders of The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 18 series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
February 22, 2010

                          THE PHOENIX EDGE SERIES FUND
                       TAX INFORMATION NOTICE (UNAUDITED)
                                DECEMBER 31, 2009

For the fiscal year ended December 31, 2009, the Series make the following disclosures for federal income tax purposes: the percentages of ordinary income dividends earned by the Series which qualify for the dividends received deduction ("DRD") for corporate shareholders; the actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below, or if subsequently different, as long-term capital gains dividends ("LTCG") (reported in thousands).

                                                     DRD   LTCG
                                                     ---   ----
Capital Growth Series                                100%   $--
Dynamic Asset Allocation Series: Aggressive Growth    51     --
Dynamic Asset Allocation Series: Growth               45     --
Dynamic Asset Allocation Series: Moderate             23     --
Dynamic Asset Allocation Series: Moderate Growth      32     --
Growth and Income Series                             100     --
Mid-Cap Growth Series                                 --     --
Mid-Cap Value Series                                 100     --
Money Market Series                                   --     --
Multi-Sector Fixed Income Series                      --     --
Multi-Sector Short Term Bond Series                   --     --
Small-Cap Growth Series                               --     --
Small-Cap Value Series                               100     --
Strategic Allocation Series                           43     --
Aberdeen International Series                         --     --
Duff & Phelps Real Estate Securities Series           --     --
Van Kampen Comstock Series                           100     --
Van Kampen Equity 500 Index Series                   100     --

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund. Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Neuberger Berman Management LLC, (the "Subadvisor"), the Subadvisor provides the day to day investment management for the Series. The Subadvisory Agreement had previously been approved at the March 4 and 5, 2009 Board meeting.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance on the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relative market index. The Board noted that the Series had performed below the index for all periods. The Series was ranked 193rd of 230 for its peer group for the year-to-date period ended September 30, 2009. The Board also noted that the Subadvisor had managed the Series since September 15, 2008.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses at the meeting. Consideration was given to a comparative analysis of the management fees and total expense rations of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were above the median and the average of the total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series' profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also considered the voluntary reimbursements provided to the Series by PVA. The Board concluded that the profitability to PVA from the Series was reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
 FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Ibbotson Associates Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides recommendations to the Advisor for the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report presented at the November 16 and 17, 2009 Board meeting for the Series prepared by Lipper Financial Services ("Lipper"), which considered performance for the 1 and 3 year period and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group and a relevant market index. The Board noted that the Series had performed above the index for the year-to-date and 3 year periods and below the index for the 1 year period. The Series was ranked 82nd out of 234 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also considered the voluntary reimbursements provided to the Series by PVA. The Board concluded that the profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses at the meeting. Consideration was given to a comparative analysis of the management fees and total expense rations of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were above the median and the average total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
 FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH (THE "SERIES")
                                   (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. It noted that the Subadvisor was a limited service Subadvisor in that the Advisor had the discretion to accept or reject its recommendations. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance records. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for 1 and 3 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the year-to-date and 3 year periods ended September 30, 2009 and below the index for the 1 year period. The Series was ranked 82nd out of 234 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
       FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: GROWTH (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Ibbotson Associates Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides recommendations to the Advisor for the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties. The Board also noted that PVA and the Series had recently been granted relief from the Securities and Exchange Commission to invest in acquired funds that are unaffiliated with PVA or the Series.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report presented at the November 16 and 17, 2009 Board meeting for the Series prepared by Lipper Financial Services ("Lipper"), which considered performance for the 1 and 3 year periods and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group and a relevant market index. The Board noted that the Series had performed above the index for the year-to-date and 3 year periods and below the index for the 1 year period. The Series was ranked 211th out of 237 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also considered the voluntary reimbursements provided to the Series by PVA. The Board concluded that the profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses at the meeting. Consideration was given to a comparative analysis of the management fees and total expense rations of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were above the median and the average of the total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
 FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: GROWTH (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. It noted that the Subadvisor was a limited service Subadvisor in that the Advisor had the discretion to accept or reject its recommendations. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance records. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for 1 and 3 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the year-to-date and 1 year periods ended September 30, 2009 and below the index for the 1 year period. The Series was ranked 211th out of 237 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
      FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Ibbotson Associates Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides recommendations to the Advisor for the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties. The Board also noted that PVA and the Series had recently been granted relief from the Securities and Exchange Commission to invest in acquired funds that are unaffiliated with PVA or the Series.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report presented at the November 16 and 17, 2009 Board meeting for the Series prepared by Lipper Financial Services ("Lipper"), which considered performance for the 1 and 3 year periods and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group and a relevant market index. The Board noted that the Series had performed below the index for the year-to-date and 1 year periods and above the index for the 3 year period. The Series was ranked 74th out of 93 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also considered the voluntary reimbursements provided to the Series by PVA. The Board concluded that the profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses at the meeting. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and the average total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. It noted that the Subadvisor was a limited service Subadvisor in that the Advisor had the discretion to accept or reject its recommendations. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance records. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for 1 and 3 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the year-to-date and 1 year periods ended September 30, 2009 and above the index for the 3 year period ended September 30, 2009. The Series was ranked 74th out of 93 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
  FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Ibbotson Associates Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides recommendations to the Advisor for the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties. The Board also noted that PVA and the Series had recently been granted relief from the Securities and Exchange Commission to invest in acquired funds that are unaffiliated with PVA or the Series.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report presented at the November 16 and 17, 2009 Board meeting for the Series prepared by Lipper Financial Services ("Lipper"), which considered performance for the 1 and 3 year periods and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group and a relevant market index. The Board that the Series had performed above the index for the 3 year period ended September 30, 2009 and below the index for the year-to-date and 1 year period ended September 30, 2009. The Series was ranked 151st out of 192 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also considered the voluntary reimbursements provided to the Series by PVA. The Board concluded that the profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses at the meeting. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were above the median and the average total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
        BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
  FOR PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH (THE "SERIES")
                                  (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. It noted that the Subadvisor was a limited service Subadvisor in that the Advisor had the discretion to accept or reject its recommendations. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance records. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for 1 and 3 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 year period ended September 30, 2009 and below the index for the year-to-date and 1 year period ended September 30, 2009. The Series was ranked 151st out of 192 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Virtus Investment Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for 1, 3, 5, and 10 year periods ended September 30, 2009 and year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3, 5, and 10 year periods ended September 30, 2009, and under performed the index for the 1 year and year-to-date periods ended September 30, 2009. The Series was ranked 168th out of 211 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and that the contractual management fee was above the median and average for the peer group. Due to the size of the Series, the Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (THE "SERIES")
                                  (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3, 5, and 10 year periods ended September 30, 2009, and under performed the index for the 1 year and year-to-date periods ended September 30, 2009. The Series was ranked 168th out of 211 for its peer group for the year ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
          BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

          Previously, on December 8, 2009, the Board of Trustees had approved a Plan of Liquidation ("Plan") for the Series and recommended to shareholders that they approve the Plan. The proposed Series' replacement in the separate accounts sponsored by the Phoenix insurance companies was the Federated Prime Money Market Fund II. These matters were to be submitted for shareholder votes at a Special Meeting of Shareholders to be held on or about January 20, 2010, with the liquidation taking place at the end of the business day January 22, 2010.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was above the index for the 1 and 3 year periods ended September 30, 2009, and below the index for the 5 and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Series was ranked 72nd out of 107 for its peer group for the year-to-date period ended September 30, 2009. The Board also noted that the Series participated in the U.S. Treasury Temporary Guarantee Program ("Guarantee Program") until September 18, 2009.

          PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and that the contractual management fee was at the median and above average for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (THE "SERIES")
                                  (CONTINUED)


          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Goodwin Capital Advisers, Inc. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was above the index for the 1 and 3 year periods ended September 30, 2009, and below the index for the 5 and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Series was ranked 72nd out of 107 for its peer group for the year-to-date period ended September 30, 2009. The Board also noted that the Series was approved to participate in the U.S. Treasury Temporary Guarantee Program ("Guarantee Period") until September 18, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
          BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in
Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund. Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Neuberger Berman Management LLC, (the "Subadvisor"), the Subadvisor provides the day to day investment management for the Series. The Subadvisory Agreement had previously been approved at the March 4 and 5, 2009 Board meeting.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on investment performance on the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance on the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relative market index. The Board noted that the Series had performed below the index for all periods ended September 30, 2009. The Series was ranked 126th out of 133 for its peer group for the year-to-date period ended September 30, 2009. The Board also noted that the Subadvisor had managed the Series since September 15, 2008.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense rations of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series was below the median and the average total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP VALUE SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund. Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Westwood Management Corp. (the "Subadvisor"), the Subadvisor provides the day to day investment management for the Series. The Subadvisory Agreement had previously been approved at the March 4 and 5, 2009 Board meeting.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent, and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to the Series of the Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of Subadvisor's investment performance and their compliance with applicable laws, regulations, policies, and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on investment performance on the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance on the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relative market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009 and below the index for the 1 year period ended September 30, 2009. The Series was ranked 36th out of 69 for its peer group for the year-to-date period ended September 30, 2009. The Board also noted that the Subadvisor had managed the Series since May 1, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses at the meeting. Consideration was given to a comparative analysis of the management fees and total expense rations of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series was above the median and the average of the total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
            BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY,
       SUBADVISORY AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR
                       FIXED INCOME SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series. Pursuant to the Sub Subadvisory Agreement between the Subadvisor and Virtus Investment Advisers, Inc. (the "Sub Subadvisor"), approved at the June 4 and 5, 2009 Board meeting, the Sub Subadvisor provides the day to day management of the municipal securities for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Series had performed above the index for the 1, 5 and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009 and below the index for the 3 year period ended September 30, 2009. The Series was ranked 3rd out of 65 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and that the contractual management fee was below the median and the average for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
            BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY,
       SUBADVISORY AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR
                 FIXED INCOME SERIES (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Goodwin Capital Advisers, Inc. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009 and performed below the index for the 3 year period ended September 30, 2009. The Series was ranked 3rd out of 65 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

SUB-SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. At the June 8 and 9, 2009 Board meeting, the Board approved a Sub Subadvisory Agreement between the Subadvisor and the Sub Subadvisor to furnish portfolio management services for the Series with respect to the purchase and sale of municipal securities only, subject to the final determination of the sub subadvisory fees payable by the Subadvisor to the Sub Subadvisor. The SubSubadvisory Agreement was effective on October 15, 2009. The Board concluded that the nature, extent and quality of the overall services to be provided by the Sub-Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Sub-Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered among other things the following factors: the Sub-Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Sub-Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Sub-Subadvisor would provide to the Series; the structure and rate of sub subadvisory fees payable to the Subadvisor; the methodology used by the Sub Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Sub Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Goodwin Capital Advisers, Inc. and Virtus Investment Advisers, Inc. With respect to portfolio manager compensation, the Board noted that a primary factor in the Sub Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Sub Subadvisor's compliance program, based on the information provided by the Subadvisor.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
            BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY,
       SUBADVISORY AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR
                 FIXED INCOME SERIES (THE "SERIES") (CONTINUED)

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was previously furnished for the contract renewal process at the November, 2008. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 10 year period ended September 30, 2008 and below the 1, 3 and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Series was ranked 46th out of 59 for its peer group for the year-to-date period ended September 30, 2008.

          PROFITABILITY. The Board noted that all fees under the Sub Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For that reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Sub Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUB SUBADVISORY FEE. The Board did not consider comparative fee information of sub subadvisory fees but noted that the sub subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                     THE PHOENIX EDGE SERIES FUND ("FUND")
      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY, SUBADVISORY
            AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR
                     SHORT TERM BOND SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series. Pursuant to the Sub Subadvisory Agreement between the Subadvisor and Virtus Investment Advisers, Inc. (the "Sub Subadvisor"), approved at the June 4 and 5, 2009 Board meeting, the Sub Subadvisor provides the day to day management of the municipal securities for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 1st out of 38 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY, SUBADVISORY
            AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR
                SHORT TERM BOND SERIES (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interest with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 1st out of 38 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For that reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

SUB-SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. At the June 8 and 9, 2009 Board meeting, the Board adopted a Sub Subadvisory Agreement between the Subadvisor and Virtus Investment Advisors, Inc. ("Sub Subadvisor") to furnish portfolio management services for the Series with respect to recommendations for the purchase and sale of municipal securities only, subject to the final determination of the sub subadvisory fees payable by the Subadvisor to the Sub Subadvisor. The Sub Subadvisory Agreement was effective on October 15, 2009. The Board concluded that the nature, extent and quality of the overall services to be provided by the Sub-Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Sub-Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered among other things the following factors: the Sub-Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Sub-Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Sub-Subadvisor would provide to the Series; the structure and rate of sub subadvisory fees payable to the Subadvisor; the methodology used by the Sub Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Sub Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Goodwin Capital Advisers, Inc. and Virtus Investment Advisers, Inc. With respect to portfolio manager compensation, the Board noted that a primary factor in the Sub Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Sub Subadvisor's compliance program, based on the information provided by the Subadvisor.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
 BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY, SUBADVISORY
            AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR
                SHORT TERM BOND SERIES (THE "SERIES") (CONTINUED)

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was previously furnished for the contract renewal process at the November, 2008. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 5 year period ended September 30, 2008 and below the 1 and 3 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Series was ranked 32nd out of 38 for its peer group for the year-to-date period ended September 30, 2008.

          PROFITABILITY. The Board noted that all fees under the Sub Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For that reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Sub Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUB SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the sub subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX SMALL-CAP GROWTH SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund. Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Neuberger Berman Management LLC (the "Subadvisor"), the Subadvisor provides the day to day investment management for the Series. The Subadvisory Agreement had previously been approved at the March 4 and 5, 2009 Board meeting.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the subadvisory fee was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on investment performance on the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance on the Series' shares for the 1, 3, and 5 year periods ended September 30, 2009 and year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relative market index. The Board noted that the Series had performed above the index for the 5 year period ended September 30, 2009 and below the index for the 1 and 3 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Series was ranked 102nd out of 109 for its peer group for the year-to-date period ended September 30, 2009. The Board also noted that the Subadvisor had managed the Series since September 15, 2008.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense rations of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and that the contractual management fee was above the median and average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX SMALL-CAP VALUE SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund. Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Westwood Management Corp. (the "Subadvisor"), the Subadvisor provides the day to day investment management for the Series. The Subadvisory Agreement had previously been approved at the March 4 and 5, 2009 Board meeting.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent, and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to the Series of the Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of Subadvisor's investment performance and their compliance with applicable laws, regulations, policies, and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on investment performance on the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance on the Series' shares for the 1, 3, and 5 year periods ended September 30, 2009 and year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relative market index. The Board noted that the Series had performed above the index for year-to-date period ended September 30, 2009 and below the index for the 1, 3 and 5 year periods ended September 30, 2009. The Series was ranked 56th out of 60 for its peer group for the year-to-date period ended September 30, 2009. The Board also noted that the Subadvisor had managed the Series since May 1, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses at the meeting. Consideration was given to a comparative analysis of the management fees and total expense rations of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were above the median and the average total expenses for comparable funds and that the contractual management fee was above the median and the average for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expenses group as shown in the Lipper report and concluded that such fee and expenses are reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
            BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY,
       SUBADVISORY, AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC
                        ALLOCATION SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), the approval of the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreements (the "Subadvisory Agreements") between PVA and Virtus Investment Advisers, Inc. ("VIA") for the equity income portion of the Series and between PVA and Goodwin Capital Advisers, Inc. ("Goodwin") for the fixed income portion of the Series (collectively with VIA the "Subadvisors"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreements between PVA and the Subadvisors, the Subadvisors provide the day to day investment management for the Series. Pursuant to the Sub Subadvisory Agreement between Goodwin and VIA (also the "Sub Subadvisor"), approved at the June 4 and 5, 2009 Board meeting, the Sub Subadvisor provides the day to day management of the municipal securities for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisors' investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisors and will conduct compliance due diligence visits at the Subadvisors. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed above the index for the year-to-date, 1 and 10 year periods ended September 30, 2009 and below the index for the 3 and 5 year periods ended September 30, 2009. The Series ranked 93rd out of 192 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and that the contractual management fee was below the average and the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
            BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY,
       SUBADVISORY, AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC
                  ALLOCATION SERIES (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisors to the Series and its shareholders were reasonable. The Board considered the division of the Series assets to be managed by the Subadvisors. Specifically, VIA will manage the equity assets, and Goodwin will manage the fixed assets. In addition, the Board received from the Subadvisors and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisors, their current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and their financial condition, resources and investment process; the terms of the Subadvisory Agreements, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisors would provide to the Series; the structure and rate of advisory fees payable to the Subadvisors by PVA, the methodology used by the Subadvisors in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisors' compliance record. The Board's opinion was based upon the extensive experience of the Subadvisors and the portfolio managers. The Board also considered VIA's experience as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisors' determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisors' compliance program, based on the information provided by the Subadvisors.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed above the index for the year-to-date, 1 and 10 year periods ended September 30, 2009 and below the index for the 3 and 5 year period ended September 30, 2009. The Series was ranked 93rd out of 193 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For that reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

SUB-SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. At the June 8 and 9, 2009 Board meeting, The Board adopted a Sub Subadvisory Agreement between the Goodwin and the Sub Subadvisor to furnish portfolio management services for the Series with respect to recommendations for the purchase and sale of municipal securities only, subject to the final determination of the sub subadvisory fees payable by the Subadvisor to the Sub Subadvisor. The Sub Subadvisory Agreement was effective on October 15, 2009. The Board concluded that the nature, extent and quality of the overall services to be provided by the Sub-Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Sub-Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered among other things the following factors: the Sub-Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Sub-Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Sub-Subadvisor would provide to the Series; the structure and rate of sub subadvisory fees payable to the Subadvisor; the methodology used by the Sub Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Sub Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Goodwin Capital Advisers, Inc. and Virtus Investment Advisers, Inc. With respect to portfolio manager compensation, the Board noted that a primary factor in the Sub Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Sub Subadvisor's compliance program, based on the information provided by the Subadvisor.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
            BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY,
       SUBADVISORY, AND SUB SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC
                  ALLOCATION SERIES (THE "SERIES") (CONTINUED)

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was previously furnished for the contract renewal process at the November, 2008. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 10 year period ended September 30, 2008 and below the 1, 3 and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Series was ranked 67th out of 159 for its peer group for the year-to-date period ended September 30, 2008.

          PROFITABILITY. The Board noted that all fees under the Sub Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For that reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Sub Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUB SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the sub subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), approved the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Aberdeen Asset Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 19th out of 66 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and that the contractual management fee was below the median and average for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 19th out of 66 for its peer group for the year-to-date ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
                             SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of disinterested Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), approved the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Duff & Phelps Investment Management Company (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 57th out of 67 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were lower than the median and average total expenses for comparable funds, and the contractual management fee was lower than the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

          ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
                       SERIES (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance records. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at all Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period ended September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 57th out of 67 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisor related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") ("Advisors") recommended to the Board, including a majority of the independent Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), approved the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

          Also during this process, the Board was notified at the November 16 and 17, 2009 Board meeting, that the Subadvisor entered into a transactional agreement with INVESCO Ltd on October 19, 2009, to sell Morgan Stanley's Van Kampen asset management business and portions of the Subadvisor's related businesses to INVESCO Ltd. The portfolio management teams are included in this transaction and are expected to joint the INVESCO group after the transaction closes. The transaction, which is subject to customary conditions, is currently expected to close in mid-2010.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA require quarterly compliance certifications from the Subadvisor and conducts compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 13th out of 124 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were at the median of the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES (THE "SERIES")
                                   (CONTINUED)

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2009 and the year-to-date period September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2009. The Series was ranked 13th out of 124 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with the Series, and not by the Series. For this reason, the expected profitability of the Subadvisory related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                                 (THE "SERIES")

          The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held November 16 and 17, 2009, Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor") recommended to the Board, including a majority of the independent Trustees, as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended ("1940 Act"), approved the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day to day investment management for the Series.

          During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

          Also during this process, the Board was notified at the November 16 and 17, 2009 Board meeting, that the Subadvisor entered into a transactional agreement with INVESCO Ltd on October 19, 2009, to sell Morgan Stanley's Van Kampen asset management business and portions of the Subadvisor's related businesses to INVESCO Ltd. The portfolio management teams are included in this transaction and are expected to joint the INVESCO group after the transaction closes. The transaction, which is subject to customary conditions, is currently expected to close in mid-2010.

ADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Fund such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 10 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

          INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its index for all periods ended September 30, 2009. The Series was ranked 28th out of 59 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

          MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2009. The Board noted that the total expenses of the Series were below the median and average total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

                      THE PHOENIX EDGE SERIES FUND ("FUND")
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                           (THE "SERIES") (CONTINUED)

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

SUBADVISORY AGREEMENT CONSIDERATIONS

          NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

          INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process at the November 16 and 17, 2009 Board meeting. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5, and 10 year periods ended September 30, 2009 and the year-to-date period September 30, 2009. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its index for all periods ended September 30, 2009. The Series was ranked 28th out of 59 for its peer group for the year-to-date period ended September 30, 2009.

          PROFITABILITY. The Board noted that all fees under the Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under this Advisory Agreement with this Series, and not by the Series. For this reason, the expected profitability of the Subadvisory related to its relationship with the Series or the potential economies of scale with respect to the Subadvisor's advice to the Series were not material factors in the Board's deliberation.

          SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

          ECONOMIES OF SCALE. The Board noted that the Series probably would not achieve certain economies of scale since it would be unlikely that the Fund assets would grow in the near future. The Board concluded that currently, shareholders would not have an opportunity to benefit from any economies of scale unless PVA and its affiliates sought other distribution arrangements for the Series in addition to PVA and its affiliates.

                             FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2009, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

The address of each individual, unless otherwise noted, is c/o CT Corporate Systems, 155 Federal Street, Boston, MA 02110.

                             DISINTERESTED TRUSTEES

          NAME
      YEAR OF BIRTH
      YEAR ELECTED
 # OF PORTFOLIOS IN FUND                            PRINCIPAL OCCUPATION(S)
         COMPLEX                                    DURING PAST 5 YEARS AND
   OVERSEEN BY TRUSTEE                        OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------   ------------------------------------------------------------------------
Frank M. Ellmer, CPA       Retired.
YOB: 1940
Elected: 1999
18 Portfolios

Roger A. Gelfenbien        Retired. Director, Webster Bank (2003-present). Director USAllianz
YOB: 1943                  Variable Insurance Product Trust, 23 funds (1999-present).
Elected: 2000              Chairman/Trustee.
18 Portfolios

Eunice S. Groark           Attorney. Director, Peoples' Bank (1995-present).
YOB: 1938
Elected: 1999
18 Portfolios

Frank E. Grzelecki*        Retired. Director, Barnes Group Inc. (1997-present).
YOB: 1937
Elected: 2000
18 Portfolios

John R. Mallin             Partner/Attorney, McCarter & English, LLP (2003-present).
YOB: 1950
Elected: 1999
18 Portfolios

Hassell H. McClellan       Associate Professor, Wallace E. Carroll School of Management, Boston
YOB: 1945                  College (1984-present). Independent Trustee, John Hancock Trust and John
Elected: 2008              Hancock Funds II. Board of Overseers, Tufts University School of Dental
18 Portfolios              Medicine.

*    Retired from the Fund January 1, 2010.

                             FUND MANAGEMENT TABLES

Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                               INTERESTED TRUSTEES

          NAME
      YEAR OF BIRTH
      YEAR ELECTED
 # OF PORTFOLIOS IN FUND                            PRINCIPAL OCCUPATION(S)
         COMPLEX                                    DURING PAST 5 YEARS AND
   OVERSEEN BY TRUSTEE                        OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------   ------------------------------------------------------------------------
Philip R. McLoughlin**     Partner, Cross Pond Partners, LLC, (2006-present). Director, Argo Group
YOB: 1946                  International Holdings Ltd. (Insurance), World Trust Fund and KBC Asset
Elected 2003               Management, Ltd. (1991-present). Chairman and Trustee, Virtus Mutual
Chairman                   Funds.
18 Portfolios

Philip K. Polkinghorn***   Senior Executive Vice President and President, Life & Annuity, The
One American Row           Phoenix Companies, Inc. (2007-present); Executive Vice President, The
Hartford, CT 06102         Phoenix Companies, Inc. (2004-2007); Senior Executive Vice President and
YOB: 1957                  President, Life & Annuity, Phoenix Life Insurance Company
Elected 2004               (2007-present); Executive Vice President, Phoenix Life Insurance Company
President                  (2004-2007); Director and President, PHL Variable Insurance Company
18 Portfolios              (2004-present); Director and Executive Vice President, Phoenix Equity
                           Planning Corporation (2004-present); Director and President, Phoenix
                           Life and Annuity Company (2004-present); Director and President, Phoenix
                           Variable Advisors, Inc. (2004-present); Director, AGL Life Assurance
                           Company (2004-present); Director, PFG Distribution Company
                           (2004-present); Director, PFG Holdings, Inc. (2004-present); Director,
                           Philadelphia Financial Group, Inc. (2004-present); Director, Phoenix
                           Distribution Holding Company (2004-present); Director; Phoenix
                           Foundation (2004-present); Director, Phoenix Life and Reassurance
                           Company of New York (2004-present); Director, Phoenix Life Solutions,
                           Inc. (2004-present); Director, Phoenix Alternative Investment Advisers,
                           Inc. (2004-2008); Director, PM Holdings, Inc. (2004-present).

** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

*** Mr. Polkinghorn is an "interested person," as defined under the Investment Company Act of 1940, by reason of his position with the Trust's advisors and/or their affiliates.

                             FUND MANAGEMENT TABLES

NAME, ADDRESS, YEAR OF BIRTH AND     LENGTH OF                       PRINCIPAL OCCUPATION(S)
POSITION(S) WITH TRUST              TIME SERVED                        DURING PAST 5 YEARS
--------------------------------   ------------   ------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES

Thomas M. Buckingham               Served since   Senior Vice President, Phoenix Life and Annuity Company
One American Row                       2009       (2007-present); Senior Vice President, PHL Variable
Hartford, CT 06102                                Insurance Company (2007-present); Director, Phoenix Variable
YOB: 1977                                         Advisors, Inc. (2007-present); Senior Vice President, L&A
Senior Vice President                             Product Development, The Phoenix Companies, Inc.
                                                  (2007-present); Senior Vice President, L&A Product
                                                  Development, Phoenix Life Insurance Company (2007-present);
                                                  Vice President, The Phoenix Companies, Inc. (2004-2007).

Marc Baltuch                       Served since   Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue                       2004       (1989-present); Vice President and Chief Compliance Officer,
New York, NY 10022                                certain of the Funds within the Virtus Mutual Fund Complex;
YOB: 1945                                         Vice President, The Zweig Total Return Fund, Inc.
Chief Compliance Officer                          (2004-present); Vice President, The Zweig Fund, Inc.
                                                  (2004-present); President and Director of Watermark
                                                  Securities, Inc. (1991-present); Assistant Secretary of
                                                  Gotham Advisors Inc. (1990-2005).

W. Patrick Bradley                 Served since   Senior Vice President, Fund Administration (2009-present).
100 Pearl St.                          2006       Vice President, Mutual Fund Administration, Virtus
Hartford, CT 06115                                Investment Partners, Ltd. (2004-2009). Chief Financial
YOB: 1972                                         Officer and Treasurer (2005-present), certain funds within
Senior Vice President, Chief                      the Virtus Mutual Funds. Assistant Treasurer, certain funds
Financial Officer, Treasurer and                  within the Virtus Mutual Funds (2004-present). Senior
Principal Accounting Officer                      Manager (2002-2004). Audit Services, Deloitte & Touche, LLP.

Kathleen A. McGah                  Served since   Vice President and Counsel, The Phoenix Companies, Inc.
One American Row                       2005       (2005-present), Vice President and Counsel, Phoenix Life
Hartford, CT 06102                                Insurance Company (2005-present); Vice President and
YOB: 1950                                         Assistant Secretary, PHL Variable Insurance Company
Vice President, Chief Legal                       (2005-present); Vice President and Assistant Secretary,
Officer, Counsel and Secretary                    American Phoenix Life and Reassurance Company
                                                  (2005-present); Vice President and Assistant Secretary,
                                                  Phoenix Life and Annuity Company (2005-present); Vice
                                                  President and Assistant Secretary, Phoenix Variable
                                                  Advisors, Inc. (2005-present); Vice President and Assistant
                                                  Secretary, Phoenix Life Solutions, Inc. (2007-present) and
                                                  Vice President and Assistant Secretary, Phoenix Investment
                                                  Counsel, Inc. (2006-2008). Chief Legal Officer and Secretary
                                                  of five mutual funds and six variable annuity separate
                                                  accounts within the Travelers Life & Annuity complex
                                                  (2004-2005). Deputy General Counsel (1999-2005), The
                                                  Travelers Insurance Company.

THE PHOENIX EDGE SERIES FUND
c/o CT Corporate Systems
155 Federal Street
Boston, MA 02110

BOARD OF TRUSTEES

Frank M. Ellmer, CPA
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki*
John R. Mallin
Hassell H. McClellan
Philip R. McLoughlin
Philip K. Polkinghorn

EXECUTIVE OFFICERS

Philip R. McLoughlin, Chairman
Philip K. Polkinghorn, President
Thomas M. Buckingham, Senior Vice President
Marc Baltuch, Chief Compliance Officer
W. Patrick Bradley, Senior Vice President,
   Chief Financial Officer, Treasurer and
   Principal Accounting Officer
Kathleen A. McGah, Vice President, Chief
   Legal Officer, Counsel and Secretary

INVESTMENT ADVISOR

Phoenix Variable Advisors, Inc.
One American Row
Hartford, CT 06102-5056

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

*    Retired from the Fund January 1, 2010.

(PHOENIX LOGO)

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com

BPD37302
G0144A (C) 2009 The Phoenix Companies, Inc.                                12-09

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) Frank M. Ellmer has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Ellmer is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)   Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $373,100 for 2009 and $383,900 for 2008.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $55,368 for 2009 and $41,071 for 2008. This represents the review of the semi-annual financial statements, and out of pocket expenses.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $57,014 for 2009 and $56,220 for 2008.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Phoenix Edge Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

         The Audit Committee has determined that Mr. Ellmer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100% for 2009 and 100% for 2008

                           (c) 100% for 2009 and 100% for 2008

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $414,669 for 2009 and $1,624,671 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

 (b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Phoenix Edge Series Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date                       March 9, 2010
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date                       March 9, 2010
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------------
                           W. Patrick Bradley, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (principal financial officer)

Date                       March 8, 2010
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.